                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a party other than the Registrant /  /

Check the appropriate box:

/X/    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        The Carbide/Graphite Group, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    /X/ No fee required.
    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
             (1) Title of each class of securities to which transaction applies:
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             (2) Aggregate number of securities to which transaction applies:
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             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the
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             (1) Amount previously paid:
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             (2) Form, Schedule or Registration Statement no.:
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             (4) Date filed:
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                        THE CARBIDE/GRAPHITE GROUP, INC.
                         ONE GATEWAY CENTER, 19TH FLOOR
                         PITTSBURGH, PENNSYLVANIA 15222
                                 (412) 562-3700

June 21, 2001

Dear Stockholder:

         You are cordially invited to attend a Special Meeting in lieu of the Annual Meeting of Stockholders (the "Meeting") of The Carbide/Graphite Group, Inc. (the "Company"), to be held at The Westin William Penn, 532 William Penn Place, Pittsburgh, Pennsylvania 15219 on Thursday, July 5, 2001 at 10:00 A.M., EST.

         The purpose of the meeting is to elect three nominees to the Board of Directors (Proposal 1), to ratify the appointment of independent auditors for the fiscal year ending July 31, 2001 (Proposal 2), and to consider and vote upon two proposals prompted by a proposed preferred stock investment in the Company by Questor Partners Fund II, L.P. and certain affiliated investment funds, as more fully described in the Proxy Statement (the "Questor Investors"), and Paul
F. Balser, an existing director of the Company (Proposals 3-4). The Questor Investors propose investing between $49 million and $64 million in the Company for a new series of convertible preferred stock. Mr. Balser proposes investing $1 million in the Company for the same series of convertible preferred stock. The existing common stockholders of the Company will be given an opportunity to purchase $15 million of the same series of convertible preferred stock in a rights offering (which will be made by a separate prospectus), with the Questor Investors agreeing to purchase any shares not purchased by such existing common stockholders in such offering. The Questor Investors will also be able to purchase up to an additional $25 million of convertible preferred stock of the Company during the three year period following their first purchase of convertible preferred stock.

         The Company intends to use the invested cash primarily to reduce bank debt, which will reduce the leverage of the Company and provide it with needed flexibility. The Company and the Questor Investors have reached a tentative agreement with the Company's bank group for a comprehensive restructuring of the Company's $135 million 1997 revolving credit facility, pursuant to which approximately $20 million of indebtedness will be forgiven, $10 million of indebtedness will be converted to equity, $55 million of indebtedness will be repaid, and the remaining indebtedness will be converted into a $50 million term loan facility. The Company is also in the process of securing a new $60 million asset-based revolving credit facility, which is a condition to the proposed restructuring and the preferred stock investment. In addition to reducing the bank debt, the cash invested by the Questor Investors will enable the Company to continue to fund capital improvements necessary to the long-term growth of the Company, most notably the hydrodesulfurization project of the Company's needle coke affiliate.

         The Questor investment would culminate the Company's recent review of its strategic alternatives, which review explored the possibility of a merger, sale of the Company (or certain of its businesses) or debt, equity or other financing. The purchase agreement pursuant to which the Questor Investors will purchase the preferred stock requires stockholder approval for various aspects of the transactions. In connection with the Questor investment, we are asking you to approve the purchase agreement and the terms of the convertible preferred stock to be issued thereunder, the issuance of the preferred stock (and, upon conversion of the preferred stock, the common stock into which the preferred stock is convertible), the issuance of common stock to certain of the Company's existing lenders upon conversion of a portion of the Company's existing indebtedness and certain amendments to the Company's charter to facilitate the transactions.

         Specifically, at the Meeting, the Company will ask you to consider and vote upon a proposal of the Company's Board of Directors (Proposal 3) to approve the Purchase and Registration Rights Agreement dated as of June 1, 2001 (the "Purchase Agreement") and the terms of the Company's Series B-1 Senior Voting Convertible Preferred Stock, par value $0.01 per share (the "Series B-1 Convertible Preferred"); the issuance by the Company to the Questor Investors pursuant to the Purchase Agreement of up to 1,300,000 shares of Series B-1 Convertible Preferred and up to an additional 500,000 shares of preferred stock of the Company having the same rights, powers, preferences, privileges, qualifications, limitations and restrictions as the Series B-1 Convertible Preferred, except as described in the Proxy Statement with respect to the conversion price (the "Additional Convertible Preferred" and, together with the Series B-1 Convertible Preferred, the "Convertible Preferred"), within the three year period following the first purchase of Series B-1 Convertible Preferred by the Questor Investors; the issuance by the Company of common stock, par value $0.01 per share (the "Common Stock"), issuable upon the conversion of the Convertible Preferred; and the issuance of Common Stock to certain of the Company's existing lenders upon conversion of $10 million of outstanding indebtedness in connection with the restructuring of the Company's 1997 revolving credit facility.

         The Company will also ask you to consider and vote upon a proposal of the Company's Board of Directors (Proposal 4) to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's capital stock from 20,000,000 to 255,000,000, the Company's Common Stock from 18,000,000 to 250,000,000 and the Company's preferred stock from 2,000,000 to 5,000,000.

         The issuance of the Convertible Preferred will have a dilutive effect on both the voting power and economic interests of the existing stockholders. The Convertible Preferred will vote on all matters with the Common Stock on an as converted basis. Immediately following the consummation of the purchase of Series B-1 Convertible Preferred available to the Questor Investors, the Questor Investors will hold approximately 57.4% of the voting power of the Company and 75.4% of the Convertible Preferred, assuming a $49 million purchase of Series B-1 Convertible Preferred by the Questor Investors, or approximately 74.9% of the voting power of the Company and 98.5% of the Convertible Preferred, assuming a $64 million purchase of Series B-1 Convertible Preferred by the Questor Investors, as the case may be, thereby diluting the existing stockholders proportionately. Similarly, assuming consummation of the full purchase of the Additional Convertible Preferred available to the Questor Investors prior to any change in the conversion price thereof and prior to the payment of any dividends in kind on the Convertible Preferred, the Questor Investors will hold approximately 67.0% of the voting power of the Company and 82.2% of the Convertible Preferred, assuming a $74 million purchase of



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

Convertible Preferred by the Questor Investors, or approximately 80.6% of the voting power of the Company and 98.9% of the Convertible Preferred, assuming an $89 million purchase of Convertible Preferred by the Questor Investors, as the case may be, thereby diluting the existing stockholders proportionately. The above calculations are more fully described in the enclosed Proxy Statement.

         The Board of Directors has determined that each of these proposals (as detailed in the Proxy Statement) to be voted upon at the Meeting is in the best interests of both the Company and its stockholders and recommends a vote for each of the proposals.

         You should read carefully the accompanying Notice of Special Meeting in Lieu of Annual Meeting of Stockholders and the Proxy Statement for the details of the proposals before you. Your vote is important. Whether or not you plan to attend the Meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope. Your stock will be voted in accordance with the instructions you have given in your proxy, or, if no instructions are given, your executed proxy will be voted for all four proposals in accordance with the recommendations of the Board of Directors. If you attend the Meeting, you may vote in person if you wish, even though you previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

         Thank you.

                                   Sincerely,

                                            /s/ WALTER B. FOWLER
                                       -----------------------------
                                              Walter B. Fowler
                                            Chairman of the Board




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


                       [THE CARBIDE/GRAPHITE GROUP LOGO]


                         One Gateway Center, 19th Floor
                              Pittsburgh, PA 15222

                                 (412) 562-3700


       NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD THURSDAY, JULY 5, 2001


TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that a Special Meeting in Lieu of the Annual Meeting of Stockholders of The Carbide/Graphite Group, Inc., a Delaware corporation (the "Company"), will be held at The Westin William Penn, 530 William Penn Place, Pittsburgh, Pennsylvania 15219 on Thursday, July 5, 2001 at 10:00 A.M. EST (the "Meeting"), for the following purposes:

         1. To elect three nominees to the Board of Directors to hold office until the 2003 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

         2. To ratify the appointment of independent auditors for the fiscal year ending July 31, 2001.

         3.       To consider and vote on a proposal to approve:

                  (a) that certain Purchase and Registration Rights Agreement dated as of June 1, 2001 (the "Purchase Agreement") by and among the Company, Questor Partners Fund II, L.P. and certain affiliated investment funds, as more fully described in the Proxy Statement (the "Questor Investors");

                  (b) the terms of the Company's Series B-1 Senior Voting Convertible Preferred Stock, par value $0.01 per share (the "Series B-1 Convertible Preferred");

                  (c) the issuance by the Company to the Questor Investors pursuant to the terms and subject to the conditions of the Purchase Agreement of 980,000 shares of

                           Series B-1 Convertible Preferred in a private placement (the "Private Placement");

                  (d) the issuance by the Company to Paul F. Balser, an existing director of the Company, of 20,000 shares of Series B-1 Convertible Preferred;

                  (e) the issuance by the Company to the Questor Investors pursuant to the terms and subject to the conditions of the Purchase Agreement of up to an additional 300,000 shares of Series B-1 Convertible Preferred, which represent shares not purchased by the existing common stockholders in the Rights Offering (as defined in the Proxy Statement) (the "Back-Stop Commitment");

                  (f) the issuance by the Company to the Questor Investors pursuant to the terms and subject to the conditions of the Purchase Agreement of up to 500,000 additional shares of preferred stock of the Company having the same rights, powers, preferences, privileges, qualifications, limitations and restrictions as the Series B-1 Convertible Preferred, except as described in the Proxy Statement with respect to the conversion price (the "Additional Convertible Preferred" and, together with the Series B-1 Convertible Preferred, the "Convertible Preferred"), within three years following the closing of the Private Placement (the "Additional Purchase");

                  (g) the issuance by the Company of common stock, par value $0.01 per share (the "Common Stock"), if and when the Convertible Preferred is converted into Common Stock (collectively, the "Questor Transaction"); and

                  (h) the issuance of Common Stock to the Remaining Banks (as defined in the Proxy Statement) upon conversion of $10 million of outstanding indebtedness of the Company to such banks in connection with the restructuring of the Company's 1997 Revolving Credit Facility (as defined in the Proxy Statement).

                           The maximum number of shares of Common Stock issuable to the Questor Investors upon conversion of the Convertible Preferred into Common Stock (at the specified initial conversion price of $1.136 per share, assuming the Private Placement is consummated prior to July 31, 2001) will be between 43,133,803 and 56,338,028 (depending on the number of shares of Series B-1 Convertible Preferred purchased by the Questor Investors pursuant to the Back-Stop Commitment and not taking into account the issuance of any shares of the Additional Convertible Preferred or the payment of any dividends in kind on the Convertible Preferred), or up to 78,345,070 assuming the issuance of the maximum number of shares of Additional Convertible Preferred pursuant to the Additional Purchase (not taking into account the payment of any dividends in kind on the Convertible Preferred). On a fully diluted and as converted basis, the Questor Investors will hold approximately 57.4% of the Company's Common Stock and Common Stock equivalents immediately following the consummation of the Private Placement, and could hold as much as 80.6% of the Company's Common Stock and Common Stock equivalents if the Questor Investors purchase all of the shares of Series B-1 Convertible Preferred available to them pursuant to the Back-Stop Commitment and all of the shares of Additional Convertible Preferred prior to any change in the conversion price thereof and prior to the payment of any dividends in kind thereon. Such calculations assume that the following shares are issued and outstanding: (i) the 8,331,342 shares of Common Stock currently outstanding; (ii) the shares of Convertible Preferred to be issued to the Questor Investors;
                           (iii) the 20,000 shares of Series B-1 Convertible Preferred to be issued to Mr. Balser; (iv) the shares of Series B-1 Convertible Preferred to be issued in the Rights Offering; (v) the 833,134 shares of Common Stock issuable upon exercise of warrants granted to the bank group in connection with the previous restructuring of the Company's 1997 Revolving Credit Facility in November 2000 (but not assuming the 416,567 shares of Common Stock issuable upon exercise of additional warrants granted to the bank group, which the Company has the ability to earn back if it can reduce the commitment under such credit facility to a specified level on or before July 31, 2001); and
                           (vi) the 8,802,817 shares of Common Stock into which $10 million of debt will be converted in connection with the restructuring of such credit facility. Shares of Common Stock underlying outstanding options of the Company are deemed not to be outstanding.

         4. To consider and vote on a proposal to approve an amendment to the Company's Restated Certificate of Incorporation (the "Charter") to increase the number of authorized shares of the Company's capital stock from 20,000,000 to 255,000,000, the Company's Common Stock from 18,000,000 to 250,000,000 and the Company's preferred stock from 2,000,000 to 5,000,000.

         5. To transact such other business as may properly come before the Meeting.

         The Questor Transaction will not be effected if it is not approved by the requisite vote of stockholders, and the proposed amendments to the Charter will not be effective unless the Questor Transaction is consummated.

         A copy of the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 2000 is attached to the accompanying Proxy Statement as Exhibit A, and a copy of the Company's Quarterly Report on Form 10-Q for the six-month period ended January 31, 2001 is attached to the accompanying Proxy Statement as Exhibit B.


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

         Holders of record of the Company's Common Stock at the close of business on June 8, 2001 will be entitled to vote at the Meeting. All stockholders are cordially invited to attend the Meeting in person. However, whether or not you expect to attend the Meeting in person, it is requested that you promptly fill in, sign and return the enclosed proxy card.

                                              By order of the Board of Directors


Pittsburgh, Pennsylvania                      /s/ ROGER MULVIHILL
June 21, 2001                                 --------------------------
                                              Roger Mulvihill
                                              Secretary



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                 ----------------------------------------------
                                 PROXY STATEMENT
                 ----------------------------------------------



GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company for use at the Special Meeting in Lieu of the Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, July 5, 2001 at The Westin William Penn, 530 William Penn Place, Pittsburgh, PA 15219 and any adjournments or postponements thereof. The enclosed proxy is for the use of holders of record of Common Stock at the close of business on June 8, 2001]. This proxy is a means by which stockholders may authorize the voting of their shares at the Meeting. Shares cannot be voted at the Meeting unless the owner of record is present to vote or is represented by a proxy. Shares represented by proxies will be voted as specified by the stockholder. This Proxy Statement and the accompanying proxy card are first being sent or given to stockholders on or about June 21, 2001.

PURPOSE OF MEETING

         At the Meeting, action will be taken for the following purposes:

         1. To elect three nominees to the Board of Directors to hold office until the 2003 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

         2. To ratify the appointment of independent auditors for the fiscal year ending July 31, 2001.

         3.       To consider and vote on a proposal to approve:

                  (a) that certain Purchase and Registration Rights Agreement dated as of June 1, 2001 (the "Purchase Agreement") by and among the Company, Questor Partners Fund II, L.P., a Delaware limited partnership, Questor Side-by-Side Partners II, L.P., a Delaware limited partnership, and Questor Side-by-Side Partners II 3(c)(1), L.P., a Delaware limited partnership (together, the "Questor Investors");

                  (b) the terms of the Company's Series B-1 Senior Voting Convertible Preferred Stock, par value $0.01 per share (the "Series B-1 Convertible Preferred");

                  (c) the issuance by the Company to the Questor Investors pursuant to the terms and subject to the conditions of the Purchase Agreement of 980,000 shares of Series B-1 Convertible Preferred in a private placement (the "Private Placement");

                  (d) the issuance by the Company to Paul F. Balser, an existing director of the Company, of 20,000 shares of Series B-1 Convertible Preferred;

                  (e) the issuance by the Company to the Questor Investors pursuant to the terms and subject to the conditions of the Purchase Agreement of up to an additional 300,000 shares of Series B-1 Convertible Preferred, which represent shares not purchased by the existing common stockholders in the Rights Offering (as defined herein) (the "Back-Stop Commitment");

                  (f) the issuance by the Company to the Questor Investors pursuant to the terms and subject to the conditions of the Purchase Agreement of up to 500,000 additional shares of preferred stock of the Company having the same rights, powers, preferences, privileges, qualifications, limitations and restrictions as the Series B-1 Convertible Preferred, except as described herein with respect to the conversion price (the "Additional Convertible Preferred" and, together with the Series B-1 Convertible Preferred, the "Convertible Preferred"), within three years following the closing of the Private Placement (the "Additional Purchase");

                  (g) the issuance by the Company of common stock, par value $0.01 per share (the "Common Stock"), if and when the Convertible Preferred is converted into Common Stock (collectively, the "Questor Transaction"); and

                  (h) the issuance of Common Stock to the Remaining Banks (as defined herein) upon conversion of $10 million of outstanding indebtedness of the Company to such banks in connection with the restructuring of the Company's 1997 Revolving Credit Facility (as defined herein).

                           The maximum number of shares of Common Stock issuable to the Questor Investors upon conversion of the Convertible Preferred into Common Stock (at the specified initial conversion price of $1.136 per share, assuming the Private Placement is consummated prior to July 31, 2001) will be between 43,133,803 and 56,338,028 (depending on the number of shares of Series B-1 Convertible Preferred purchased by the Questor Investors pursuant to the Back-Stop Commitment and not taking into account the issuance of any shares of the Additional Convertible Preferred or the payment of any dividends in kind on the Convertible Preferred), or up to 78,345,070 assuming the issuance of the maximum number of shares of Additional Convertible Preferred pursuant to the Additional Purchase (not taking into account the payment of any dividends in kind on the Convertible Preferred). On a fully diluted and as converted basis, the Questor Investors will hold approximately 57.4% of the Company's Common Stock and Common Stock equivalents immediately following the consummation of the Private Placement, and could hold as much as 80.6% of the Company's Common Stock and Common Stock equivalents if the Questor Investors purchase all of the shares of Series B-1 Convertible Preferred available to them pursuant to the Back-Stop Commitment and all of the shares of Additional Convertible Preferred prior to any change in the conversion price thereof and prior to the payment of any dividends in kind thereon. Such calculations assume that the following shares are issued and outstanding: (i) the 8,331,342 shares of Common Stock



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

                           currently outstanding; (ii) the shares of Convertible Preferred to be issued to the Questor Investors;
                           (iii) the 20,000 shares of Series B-1 Convertible Preferred to be issued to Mr. Balser; (iv) the shares of Series B-1 Convertible Preferred to be issued in the Rights Offering; (v) the 833,134 shares of Common Stock issuable upon exercise of warrants granted to the bank group in connection with the previous restructuring of the Company's 1997 Revolving Credit Facility in November 2000 (but not assuming the 416,567 shares of Common Stock issuable upon exercise of additional warrants granted to the bank group, which the Company has the ability to earn back if it can reduce the commitment under such credit facility to a specified level on or before July 31, 2001); and
                           (vi) the 8,802,817 shares of Common Stock into which $10 million of debt will be converted in connection with the restructuring of such credit facility. Shares of Common Stock underlying outstanding options of the Company are deemed not to be outstanding. See "What Will the Security Ownership of the Company Be Following Consummation of the Questor Transaction and the Bank Restructuring?"

         4. To consider and vote on a proposal to approve an amendment to the Company's Restated Certificate of Incorporation (the "Charter") to increase the number of authorized shares of the Company's capital stock from 20,000,000 to 255,000,000, the Company's Common Stock from 18,000,000 to 250,000,000 and the Company's preferred stock from 2,000,000 to 5,000,000.

         5. To transact such other business as may properly come before the Meeting.

         Items 1 through 4 above constitute the "Proposals." Except as otherwise indicated on the proxy, shares will be voted for the election of the nominees for director named herein, for the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending July 31, 2001 and for the proposals related to the Questor Transaction. Any person who has signed and returned a proxy may revoke it at any time before it is exercised by submitting a subsequently executed proxy, by giving notice of revocation to the Secretary of the Company or by voting in person at the Meeting. As of June 8, 2001, the date of record for determining the stockholders eligible to vote at the Meeting, 8,331,342 shares of Common Stock were issued and outstanding, the holders of which are entitled to one vote for each share they hold. Accordingly, a quorum will require the presence, in person or by proxy, of the holders of at least 4,165,672 shares of Common Stock. Abstentions are counted as votes present and entitled to vote and have the effect of votes against a particular matter. With regard to Proposal 1, Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of the holders of shares of Common Stock having a majority of the voting power of the Common Stock of the Company present, in person or by proxy, at the Meeting or any adjournments thereof, is required to approve Proposals 2 and 3 and any other matters, other than those set forth in Proposals 1 and 4. The affirmative vote of the holders of shares of Common Stock having a majority of the voting power of the total issued and outstanding Common Stock of the Company (regardless of the number of shares actually voting at the Meeting), in person or by proxy, is required to approve Proposal 4.



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

         Broker non-votes are not counted in determining the number of shares voted for or against a particular matter. Both abstentions and broker non-votes are counted in determining the presence of a quorum. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone, telegraph or facsimile by officers or employees of the Company. The Company will reimburse brokers, dealers, bankers and trustees or their nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of Common Stock.

PRINCIPAL STOCKHOLDERS

         The following table sets forth information as of May 31, 2001 with respect to each stockholder who beneficially owns 5% or more of the Company's outstanding Common Stock. Except as set forth below, each stockholder has sole voting and investment power with respect to all shares shown to be beneficially owned by such stockholder. This information is based upon the latest written report furnished to the Company or filed with the Securities and Exchange Commission by such stockholder on or before May 31, 2001 and may not be current. As of May 31, 2001, there were 8,331,342 shares of Common Stock outstanding.

                                                      NUMBER
                                                    OF SHARES         PERCENT OF
NAME                                            BENEFICIALLY OWNED      CLASS
----                                            ------------------      -----
Bear, Stearns & Co. Inc.                              1,406,692         16.9%
245 Park Avenue
New York, New York 10167

James J. Filler                                         827,600          9.9%
c/o Jefferson Iron & Metal Brokerage Company
P.O. Box 131449
Birmingham, Alabama 35213

Jennison Associates LLC                                 761,900          9.1%
466 Lexington Avenue
New York, New York 10017

Dimensional Fund Advisors, Inc.                         640,000          7.7%
1299 Ocean Avenue
Santa Monica, California 90401-1038

         As a group, the executive officers and directors of the Company owned an aggregate of 870,746 shares, or 9.9%, of the outstanding Common Stock as of May 31, 2001, including shares issuable upon the exercise of vested and unvested Common Stock options. (Shares issuable upon the exercise of Common Stock options were added to the Company's total Common Stock outstanding for purposes of the percentage computation.)



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

                                TABLE OF CONTENTS

PROXY PROPOSAL NO. 1: ELECTION OF DIRECTORS.......................................................................6
       The Board of Directors and Officers of the Company.........................................................8
       Questor Director Nominees.................................................................................10
       Committees of the Board of Directors......................................................................11
       Report of the Audit Committee.............................................................................12
       Audit Fees; Financial Information Systems Design and Implementation
         Fees; All Other Fees....................................................................................13

PROXY PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF
INDEPENDENT AUDITORS.............................................................................................13

PROXY PROPOSAL NO. 3: APPROVAL OF THE QUESTOR TRANSACTION
AND ISSUANCE OF SHARES...........................................................................................14
       What Is the Company Asking You to Approve and Why?........................................................14
       What Is the Background of and the Board's Reasons for Pursuing the
         Questor Transaction?....................................................................................15
       What Alternative Transactions Were Available to the Company?..............................................17
       What Is the Opinion of the Company's Financial Advisor?...................................................22
       What Projections Were Utilized by the Board and Provided to the Company's
         Financial Advisor in Reviewing the Questor Transaction and How Reliable Are
         Such Projections?.......................................................................................32
       What Are the Components of the Questor Investment?........................................................34
       What Are the Components of the Bank Restructuring?........................................................35
       What Are the General Terms of the Purchase Agreement, the Consulting
         Agreement and the Indemnification Agreement?............................................................36
       What Conditions Are There to Closing the Questor Transaction?.............................................38
       How Is the Company's Rights Plan Being Terminated?........................................................39
       What Are the Terms of the Investment by Paul F. Balser....................................................39
       What Registration Rights Will the Questor Investors Have?.................................................40
       How Can the Purchase Agreement Be Terminated?.............................................................40
       What Fees and Expenses Are Involved in the Questor Transaction?...........................................41
       What Are the Principal Terms of the Convertible Preferred?................................................43
       How Will the Company Use the Proceeds From the Questor Transaction?.......................................43
       What Are the General Terms of the Rights Offering?........................................................43
       Who Are the Questor Investors?............................................................................44
       What Arrangements Have Been Made for Management in Connection with the
         Questor Transaction?....................................................................................44
       What Will the Security Ownership of the Company Be Following Consummation
         of the Questor Transaction and the Bank Restructuring?..................................................46
       Why Did the Board Approve the Questor Transaction?........................................................47
       What Are the Disadvantages of the Questor Transaction?....................................................48
       Why Is the Company Asking for Your Approval?..............................................................48
       What Does the Board Recommend with Respect to this Proposal?..............................................48

PROXY PROPOSAL NO. 4: APPROVAL OF AMENDMENT TO THE
FOURTH ARTICLE...................................................................................................48
       What Is the Company Asking You to Approve?................................................................48
       What Is the Current Number of Outstanding Company Shares?.................................................49
       What Are the Reasons for the Amendment to the Fourth Article?.............................................49
       Why Did the Board Approve the Amendment to the Fourth Article?............................................50
       Why Is the Company Asking for Your Approval?..............................................................50
       What Does the Board Recommend with Respect to this Proposal?..............................................50

STOCKHOLDER PROPOSALS FOR 2001...................................................................................51

UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL
STATEMENTS.......................................................................................................51

ADDITIONAL INFORMATION...........................................................................................60

INCORPORATION BY REFERENCE.......................................................................................61

OTHER MATTERS....................................................................................................61

EXHIBITS

EXHIBIT A:          Annual Report on Form 10-K for Fiscal Year Ended July 31, 2000
EXHIBIT B:          Quarterly Report on Form 10-Q for Quarterly Period Ended January 31, 2001
EXHIBIT C:          Audit Committee Charter
EXHIBIT D:          Fairness Opinion From the Company's Financial Advisor
EXHIBIT E:          Purchase and Registration Rights Agreement
EXHIBIT F:          Consulting Agreement
EXHIBIT G:          Indemnification Agreement
EXHIBIT H:          Certificate of Designation of Series B-1 Convertible Preferred


                              ---------------------

                              PROXY PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

                              ---------------------


         Under the Company's Charter and Restated By-laws (the "By-laws"), its directors are divided into three classes, each class to be elected at successive Annual Meetings of Stockholders for terms of three years. The three directors whose terms expire at the Meeting are Paul F. Balser, Robert M. Howe and Ronald
B. Kalich. Messrs. Balser, Howe and Kalich have been nominated by the Board to stand for re-election as directors at the Meeting and to hold office until the 2003 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or their earlier resignation or removal.

         The nominees have indicated a willingness to serve as directors, but in the event any nominee should become unavailable to serve as a director at the time of the Meeting, an event which the Board does not expect, the Board will nominate a different person, and the proxies named on the enclosed proxy card will vote for the election of such nominee.

         Section 6 of Article II of the Company's By-laws requires that advance notification of nominations of directors or other business by stockholders be given to the Secretary of the Company not later than the close of business on the tenth day following the earlier of (A) the day on which notice of the date of the Meeting was delivered to stockholders in accordance with the By-laws and
(B) the day on which public announcement of the date of such Meeting is first made by the Company. In addition, the notice of nomination must set forth certain information regarding any nominee including (x) as to each person whom the stockholder proposes to nominate for election or reelection as a director, any information relating to such person that is required to be disclosed in proxy solicitations pursuant to Schedule 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such person's written consent to be named in the Proxy Statement as a nominee and to serving as a director if elected; (y) as to any other business that the stockholder proposes to bring before the Meeting, a brief description of the business desired to be brought before the Meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (z) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (I) the name and address of such stockholder as it appears on the Company's books and of such beneficial ownership and (II) the class and number of shares of Common Stock which are owned beneficially and of record by such stockholder and such beneficial owner. Nominations which are determined not to have been made in accordance with the procedures established by Section 6 will be disregarded. The foregoing summary of Section 6 is qualified in its entirety by reference to the complete text of the Company's By-laws.

         Based on this provision and the date of mailing of the Notice of the Meeting, any nominations by stockholders for directors, together with other required information and consents, should be delivered to the Secretary of the Company by July 1, 2001.

         If a quorum is present at the Meeting, the election of directors will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

         It is a condition precedent to the consummation of the Questor Transaction that the Questor Investors be entitled to elect a majority of the directors of the Company. Questor Management Company LLC ("Questor") has indicated that it currently intends to reconstitute the Board of Directors after consummation of the Private Placement so that the Board will consist of four designees of Questor and three current directors of the Company: Messrs. Fowler, Balser and Ball. Assuming the Private Placement is consummated, the remaining existing directors will resign and the nominees selected by Questor will be appointed to serve until the next annual meeting of stockholders or until their successors are elected and qualify.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES.

               THE BOARD OF DIRECTORS AND OFFICERS OF THE COMPANY

         Reference is made to the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 2000, a copy of which is attached as Exhibit A to this Proxy Statement, which contains information regarding the directors and executive officers of the Company, including compensation and benefit matters, security ownership of certain beneficial owners and management and Section 16(a) beneficial ownership reporting compliance.

         The following is information as to each director, executive officer, and certain other officers of the Company as of May 31, 2001.

NAME                                        AGE               POSITION
----                                        ---               --------

Walter B. Fowler(3)(5)                      46                Chairman, President and Chief Executive Officer and
                                                              Director (Term expiring in 2002)
Stephen D. Weaver                           47                Senior Vice President and General
                                                              Manager-Electrodes and Graphite Specialty Products
Walter E. Damian                            61                Vice President-Human Resources
Ararat Hacetoglu                            46                Vice President and General Manager-Carbide Products
Jim J. Trigg                                51                Vice President and General Manager-Seadrift Coke,
                                                              L.P.
Nicholas T. Kaiser(3)(5)                    67                Director (Term expiring in 2001)
James R. Ball (1)(2)(5)                     58                Director (Term expiring in 2001)
Paul F. Balser(1)(4)                        59                Director (Nominee for term expiring 2003)
Robert M. Howe(3)(4)                        61                Director (Nominee for term expiring 2003)
Ronald B. Kalich(1)(2)(5)                   53                Director (Nominee for term expiring 2003)
Charles E. Slater(3)(4)                     67                Director (Term expiring in 2002)
Roger Mulvihill                             64                Secretary


(1)      Member of the Board's Compensation Committee.
(2)      Member of the Board's Stock Option Committee.
(3)      Member of the Board's Nominating Committee.
(4)      Member of the Board's Audit Committee.
(5)      Member of the Board's Governance Committee.

         Officers of the Company are elected annually by the Board for a term expiring at the next annual meeting of the Board or as otherwise determined by the Board.

         Walter B. Fowler was elected as the Company's Chairman, President and Chief Executive Officer in March 1997 and has been a director of the Company since September 1995. Previously, Mr. Fowler was President-Electrodes and Graphite Specialty Products of the Company from March 1995 to March 1997, Vice President-General Manager, Graphite Electrode Products of the Company from January 1995 to March 1995 and Vice President-General Manager, Graphite Specialties of the Company from July 1991 to March 1995. He served as Chief Financial Officer and Treasurer of the Company from October 1988 to October 1991, and Vice President-Finance and Assistant Secretary from August 1988 to July 1991.

         Stephen D. Weaver has been Senior Vice President and General Manager-Electrodes and Graphite Specialty Products since May 2000. Previously, Mr. Weaver was the Company's Vice President-Finance and Chief Financial Officer from October 1991 to May 2000.

         Walter E. Damian has been the Company's Vice President-Human Resources since August 1988.

         Ararat Hacetoglu has been Vice President and General Manager, Carbide Products since April 1997. Previously, Mr. Hacetoglu was Vice President and Plant Manager-Louisville in the Carbide Products segment of the Company from March 1993 to April 1997 and Plant Manager-Louisville from August 1992 to March 1993.

         Jim J. Trigg has been Vice President and General Manager, Seadrift Coke, L.P. since June 1994. Previously, Mr. Trigg was Vice President and Plant Manager-Seadrift of the Company from February 1993 to June 1994 and Production Manager-Seadrift from August 1988 to February 1993.

         Nicholas T. Kaiser has been a member of the Company's Board of Directors since August 1988. Mr. Kaiser was the Company's Chairman of the Board and Chief Executive Officer from October 1994 to March 1997 and was President of the Company from October 1991 to March 1997. Mr. Kaiser received $20,000 in compensation for his services as a director of the Company for fiscal 2000.

         James R. Ball was elected to the Company's Board in March 1994. From July 1992 to December 1994, Mr. Ball was President and Chief Executive Officer of Vista Chemical Company. Since 1995, he has been a consultant and private investor. Mr. Ball also currently serves on the Board of Directors of Quanta Services, Inc. and he previously served on the Board of Rexene Corporation from April 1996 to August 1997. Mr. Ball received $21,000 in compensation for his services as a director of the Company for fiscal 2000.

         Paul F. Balser has been a member of the Company's Board since August 1988 and was Vice President of the Company from August 1988 until June 1992. He was a partner of Centre Partners L.P., the managing general partner of Centre Capital Investors L.P. (CCI) from 1986 until August 1995. In August 1995, Mr. Balser resigned as an officer of the managing general partner of Centre Partners L.P. to become a founding partner of Generation Capital Partners L.P., a private investment partnership. Mr. Balser currently serves on the Boards of Directors of Stilwell Financial Services, Inc., Tweedy Browne Fund, Inc. and a number of privately held companies. Mr. Balser received $23,500 in compensation for his services as a director of the Company for fiscal 2000.

         Robert M. Howe has been a member of the Company's Board since April 1996. From March 1986 to December 1995, Mr. Howe was the President, Chief Operating Officer and a director of MAPCO, Inc. Mr. Howe is also currently a director of T.D. Williamson, Inc. Mr. Howe received $23,500 in compensation for his services as a director of the Company for fiscal 2000.

         Ronald B. Kalich was elected to the Company's Board in March 1994. Mr. Kalich is currently President and Chief Executive Officer of Fasten Tech, Inc., a position he has held since September 2000. Previously he was President and Chief Executive Officer of National-Standard Company. From 1993 to 1998 he served as a Group Executive in the Marmon Group, Inc. Mr. Kalich is also currently a director of Thomas and Betts, Inc. and Fasten Tech, Inc. Mr. Kalich received $24,000 in compensation for his services as a director of the Company for fiscal 2000.

         Charles E. Slater was elected to the Company's Board in September 1997. Mr. Slater is currently the President and Chief Executive Officer of the Concrete Reinforcing Steel Institute, a position he has held since March 1998. Previously, Mr. Slater was the Executive Director of the Iron & Steel Society, a position he held since 1992. Mr. Slater received $24,500 in compensation for his services as a director of the Company for fiscal 2000.

         Roger Mulvihill has been a Secretary of the Company since August 1988. He has been a partner with the law firm of Dechert since December 1991.

         The Board held eight meetings during fiscal 2000. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and the committees of the Board on which such director served.

QUESTOR DIRECTOR NOMINEES

         Questor has indicated that it currently intends to reconstitute the Board of Directors upon consummation of the Private Placement so that the Board will consist of four designees of Questor and three current directors of the
Company: Messrs. Fowler, Balser and Ball. Assuming the Private Placement is consummated, the remaining directors will resign and the nominees selected by Questor will be appointed to serve until the next annual meeting of stockholders or until their successors are elected and qualify. The following is information as to each director expected to be appointed to the Board following the consummation of the Private Placement.

         Robert E. Shields, 59, is a principal of Questor and has been the chief operating officer of Questor for more than five years. Prior to joining Questor in 1994, Mr. Shields was a senior partner at the 380-lawyer Philadelphia-based firm Drinker Biddle & Reath L.L.P., where he served at various times as a managing partner, chief financial officer and the head of that firm's business and finance practice group.

         James J. Bonsall, Jr., 48, has been a principal of Jay Alix & Associates, a turnaround and management crisis firm, since May 1996. Jay Alix, the chief executive officer of Jay Alix & Associates, is also the chief executive officer of Questor. Since joining Jay Alix & Associates as a principal, Mr. Bonsall has held the following positions: he is currently the Chief Restructuring Officer of LTV Steel, an integrated steel manufacturer that is a customer of the Company, a position he has held since March 2001; he is also the Chief Executive Officer of Peregrine Incorporated, an automotive supplier, a position he has held since May 1998; from May 1997 to April 1998, he was the Chief Executive Officer of Air Transport International, an air cargo and charter combination passenger and cargo service provider; and from October 1996 to November 1997, he was the Chief Financial Officer and a Senior Vice President of FoxMeyer Drug Company, a unit of FoxMeyer Health Corporation. Prior to joining Jay Alix & Associates, he was the Chief Financial Officer of The Environmental Quality Company from October 1995 to April 1996.

         Terry M. Theodore, 37, has been a managing director of Questor since February 2000. From April 1998 to February 2000, Mr. Theodore was a principal of Kamm Theodore, LLC, a Los Angeles-based private equity firm, which he co-founded. From February 1989 to April 1998, he was a principal at Kidd, Kamm & Company LP, a private equity fund that invested in underperforming businesses.

         David M. Wathen, 48, has been a principal of Questor since January 2000. From October 1997 to December 1999, he was a Senior Vice President and Group Executive of Eaton Corp., a manufacturing company. From April 1996 to October 1997, he was the President of the Materials Division of Allied Signal, a manufacturing company, and from January 1992 until April 1996, he was the President of the U.S. Electric Motors Division of Emerson Electric, a manufacturing company. He is a director of Aegis Communications Group, Inc.

COMMITTEES OF THE BOARD OF DIRECTORS

         The committees of the Board of Directors for fiscal 2000 are described below.

Compensation and Stock Option Committees

         The Compensation Committee consists of three directors and is responsible for policies, procedures and other matters relating to compensation of the executive officers as a group and the chief executive officer individually. In addition, the Compensation Committee reviews the operations of the Company's pension plans and its medical insurance plans. During fiscal 2000, the Compensation Committee held three meetings. The Compensation Committee consists of James R. Ball, Paul F. Balser and Ronald B. Kalich.

         The Stock Option Committee consists of two directors and has authority to grant options pursuant to the Company's stock option plans. During fiscal 2000, the Stock Option Committee held two meetings. The Stock Option Committee consists of James R. Ball and Ronald B. Kalich.

Nominating Committee

         The Nominating Committee consists of four directors, a majority of whom may not be employees of the Company. The Nominating Committee is responsible for nominating individuals for election as directors of the Company. During fiscal 2000, the Nominating Committee did not hold any meetings. The Nominating Committee consists of Walter B. Fowler, Nicholas T. Kaiser, Robert M. Howe and Charles E. Slater.

Governance Committee

         The Governance Committee consists of four members. The Governance Committee is responsible for Board governance matters, such as Board compensation, evaluation and committee assignments. During fiscal 2000, the Governance Committee held one meeting. The Governance Committee consists of Walter B. Fowler, Nicholas T. Kaiser, James R. Ball and Ronald B. Kalich.

Other Committees

         The Board has also formed a special committee, which currently consists of Messrs. Ball, Balser, Howe, Kalich and Slater, to review and make recommendations to the Board regarding various aspects of certain antitrust claims involving the Company that are the subject of previously reported Grand Jury proceedings and several civil antitrust actions currently pending.

         In September 1998, the Board also formed a committee that currently consists of Messrs. Howe, Kalich and Slater to explore various strategic opportunities.

Audit Committee

         The Audit Committee consists of three directors, all of whom are "independent" within the meaning of the NASD's listing standards. The Audit Committee is responsible for policies, procedures and other matters relating to accounting, internal financial controls and financial reporting, including the engagement of independent auditors and the planning, scope, timing and cost of any audit and any other services they may be asked to perform, and will review with the auditors their report on the Company's financial statements following completion of each such audit. During fiscal 2000, the Audit Committee held four meetings. The Audit Committee consists of Paul F. Balser, Robert M. Howe and Charles E. Slater.

REPORT OF THE AUDIT COMMITTEE

         Under the guidance of a written charter adopted by the Board of Directors (which is attached as Exhibit C to this Proxy Statement), the Audit Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee monitors and oversees these processes.

         In fulfilling its responsibilities, the Audit Committee recommended to the Board the selection of the Company's independent accountants, PricewaterhouseCoopers LLP ("PWC"). PWC has discussed with the Audit Committee and provided written disclosures to the Audit Committee on (1) PWC's independence as required by the Independence Standards Board and (2) the matters required to be communicated under generally accepted auditing standards.

         Without management present, the Audit Committee met separately with the independent accountants to review the results of their examinations, their evaluation of the Company's internal controls, and the overall quality of the Company's accounting and financial reporting.

         The Audit Committee reviewed and discussed with management and the independent accountants the Company's audited financial statements for the fiscal year ended July 31, 2000. The Committee recommended to the Board, based on the review and discussions referred to above, that the audited financial statements be included in the Company's Annual Report on Form 10-K, a copy of which is attached hereto as Exhibit A.

AUDIT FEES; FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES; ALL OTHER FEES

         In addition to performing the audit of the Company's consolidated financial statements, PWC provided various other services during fiscal 2000. The aggregate fees billed for fiscal 2000 for each of the following categories of services are set forth below:

         Audit and review of the Company's 2000 financial statements: $140,250 All other services: $42,325

PWC has not provided any services related to financial information systems design and implementation during fiscal 2000. The fee set forth above for "other services" includes statutory pension reporting requirements and evaluating the effects of various accounting issues and changes in professional standards.

         The Audit Committee has reviewed summaries of the services provided by PWC and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of PWC.

         On recommendation of the Audit Committee, the Board has appointed PWC to audit the 2001 financial statements, subject to ratification by the stockholders.

                              ---------------------

                              PROXY PROPOSAL NO. 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                              ---------------------


         The Company's independent auditors for the fiscal year ended July 31, 2000 were PricewaterhouseCoopers LLP, independent public accountants. On March 5, 2001, the Board appointed PricewaterhouseCoopers LLP to audit the financial statements of the Company for the fiscal year ending July 31, 2001. The Board desires to obtain the stockholders' ratification of such appointment. A resolution ratifying the appointment will be offered at the Meeting. If the resolution is not adopted, the adverse vote will be considered as direction to the Board to select other auditors. Ratification requires the affirmative vote by holders of at least a majority of the shares of Common Stock voting on such matter.

         It is expected that representatives of PricewaterhouseCoopers LLP will be present at the Meeting to respond to appropriate questions, and will have the opportunity to make a statement if they chose to do so.

         THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 2001.

                              ---------------------

                              PROXY PROPOSAL NO. 3
                       APPROVAL OF THE QUESTOR TRANSACTION
                             AND ISSUANCE OF SHARES

                              ---------------------


WHAT IS THE COMPANY ASKING YOU TO APPROVE AND WHY?

         You are being asked to approve the Questor Transaction, and specifically the following elements which constitute Proposal 3:

         (a)      the Purchase Agreement and the terms of the Convertible
                  Preferred;

         (b) the issuance by the Company of 980,000 shares of Series B-1 Convertible Preferred to the Questor Investors in the Private Placement;

         (c) the issuance by the Company of 20,000 shares of Series B-1 Convertible Preferred to Paul F. Balser, an existing director of the Company;

         (d) the issuance by the Company of up to 300,000 shares of Series B-1 Convertible Preferred to the Questor Investors pursuant to the Back-Stop Commitment;

         (e) the possible issuance by the Company of up to 500,000 shares of Additional Convertible Preferred to the Questor Investors pursuant to the Additional Purchase in accordance with the terms of the Purchase Agreement, which purchase, if made, shall occur within three years following the closing of the Private Placement;

         (f) the issuance by the Company of shares of Common Stock upon any conversion of the Convertible Preferred; and

         (g) the issuance by the Company of shares of Common Stock to the Remaining Banks (as defined below) upon conversion of $10 million of outstanding indebtedness of the Company to such banks in connection with the restructuring of the Company's 1997 Revolving Credit Facility (as defined below).

         The Questor Transaction would allow the Company to obtain needed cash capital, which would be used primarily to reduce outstanding debt. Such reduction would reduce the leverage of the Company and provide it with needed flexibility. The Company also intends to use some of the net proceeds from the sale of the Convertible Preferred for working capital and for certain capital improvements, most notably the hydrodesulfurization ("HDS") project of the Company's needle coke affiliate.

WHAT IS THE BACKGROUND OF AND THE BOARD'S REASONS FOR PURSUING THE QUESTOR TRANSACTION?

         In connection with the tender of substantially all of the Company's 11.5% Senior Notes in fiscal 1998, the Company entered into an agreement with a consortium of banks led by PNC Bank (the "Bank Group") for a $150.0 million revolving credit facility with a $15.0 million sub-limit for letters of credit which will expire in December 2003 (as amended, the "1997 Revolving Credit Facility"). The Company and the Bank Group reduced the amount available under the 1997 Revolving Credit Facility to $135.0 million as of July 31, 2000. As of January 31, 2001, the Company had $5.5 million in availability under the 1997 Revolving Credit Facility. Borrowings outstanding were $123.1 million and letters of credit were $6.4 million as of January 31, 2001. The 1997 Revolving Credit Facility is collateralized with the Company's receivables, inventory and property, plant and equipment.

         As a result of the decline in the Company's operating results, coupled with increased capital needs during fiscal 2000, the Company was not in compliance with the financial covenants required to be maintained under the 1997 Revolving Credit Facility for the reporting period ended July 31, 2000. On November 13, 2000 (the "Waiver Effective Date"), the Company and the Bank Group agreed to an amendment and waiver with respect to the 1997 Revolving Credit Facility (the "Amendment and Waiver") under which the covenant violations discussed above were waived until August 6, 2001. The Amendment and Waiver requires that the Company achieve minimum monthly and quarterly EBITDA levels through July 2001, as well as sales commitment targets for needle coke and graphite electrodes for calendar 2001. Also, the Company must not allow its accounts receivable and inventory amounts in total to exceed certain thresholds and must maintain certain financial ratios with respect to accounts receivable and inventory, all as more fully described in the Amendment and Waiver.

         In connection with the Amendment and Waiver, the Company issued to the Bank Group warrants for the purchase of the Company's Common Stock (the "Bank Warrants") representing 15% of the Company's then outstanding Common Stock (1,249,701 shares), which warrants will be exercisable for nominal consideration. The Company retained the ability to earn back those Bank Warrants representing 10% of the Company's outstanding Common Stock (833,134 shares) if it could reduce the commitment under the 1997 Revolving Credit Facility to $110.0 million on or before March 31, 2001. The Company was also given the ability to earn back the remaining Bank Warrants representing 5% of the Company's outstanding Common Stock (416,567 shares) if it could reduce the commitment under the 1997 Revolving Credit Facility to $85.0 million (if the commitment was reduced to $110.0 million on or before March 31, 2001) or $110.0 million (if the commitment was not already reduced to $110.0 million on or before March 31, 2001) on or before July 31, 2001. The Company was not able to reduce the commitment under the 1997 Revolving Credit Facility to $110.0 million by March 31, 2001, and consequently, was not able to earn back the Bank Warrants representing 10% of the Company's outstanding Common Stock. While the financing received in connection with the Questor Transaction will enable the Company to reduce the commitment to $110.0 million, there can be no assurance that the Company will be able to consummate the Questor Transaction and effect the commitment reduction by July 31, 2001. As a result, the Company may not be able to earn back the remaining Bank Warrants representing 5% of the Company's outstanding Common Stock, thereby further diluting the economic interest and, upon exercise of the Bank Warrants, the voting power of the existing stockholders (see "What Are the Components of the Bank Restructuring?" and "What Will the Security Ownership of the Company Be Following Consummation of the Questor Transaction and the Bank Restructuring?").

         The fee associated with the Amendment and Waiver was 200 basis points, or $2.7 million, fully earned as of the Waiver Effective Date and payable as follows: $0.3 million on the Waiver Effective Date; $0.7 million on April 1, 2001; $1.0 million on May 1, 2001; and $0.7 million on June 1, 2001. The fee would have been reduced to 100 basis points, or $1.35 million, if the 1997 Revolving Credit Facility had been fully repaid by April 30, 2001. As a result of the Amendment and Waiver, interest costs under the 1997 Revolving Credit Facility were computed at a rate of PNC Bank's prime rate (currently 7.5%) plus a spread of 100 basis points. Such spread increased to 200 basis points when the Company did not reduce the commitment under the 1997 Revolving Credit Facility by $25 million on March 31, 2001. The issuance of the Bank Warrants resulted in a $3.4 million non-cash charge which is being amortized into interest expense over the vesting period of the Bank Warrants which ends on July 31, 2001. The $2.7 million amendment fee has been capitalized as a deferred debt issuance cost and is being amortized into interest expense over the remaining life of the 1997 Revolving Credit Facility.

         As a result of the Amendment and Waiver, the commitment under the 1997 Revolving Credit Facility was to have been reduced by $0.5 million per month beginning on April 1, 2001. In addition, the Company has agreed to further reduce the commitment under the 1997 Revolving Credit Facility by an amount equal to the amount by which the Company's accounts receivable and inventory in total fall below certain thresholds, as set forth in the Amendment and Waiver. Also, the commitment under the 1997 Revolving Credit Facility will be reduced by two-thirds of any indemnity reimbursements related to the installation of a sulfur dioxide air emissions scrubbing unit at the Company's St. Marys, Pennsylvania facility. During the waiver period, the Company is restricted from issuing any equity (other than pursuant to the Company's Rights Plan (as hereinafter defined)) in the Company unless 100% of the net proceeds of any such issuance is used to repay and reduce the commitment under the 1997 Revolving Credit Facility. Any reduction in commitment arising as a result of these provisions is credited toward the $25 million reduction in commitment required to avoid the vesting of the remaining Bank Warrants as outlined above.

         The Company's operating results continued to decline following the execution of the Amendment and Waiver, and as a result, the Company was required to obtain further amendments to the financial covenants thereunder for the reporting period ended February 28, 2001. On March 31, 2001, the Company and the Bank Group agreed to a further amendment and waiver with respect to the 1997 Revolving Credit Facility, pursuant to which the Bank Group deferred until July 1, 2001 the Company's obligation to begin amortization of $0.5 million per month and deferred until July 1, 2001 the Company's obligation to pay the Bank Group's April, May and June amendment fees.

         On May 9, 2001, the Company reached a tentative agreement with the Bank Group pursuant to which the Company's approximately $135.0 million of outstanding indebtedness under the 1997 Revolving Credit Facility would be refinanced as follows: (1) banks representing 50% of the commitment ($67.5 million) under such facility (the "Exiting Banks") will transfer their interest in the indebtedness to the Company at a discount of $20.2 million, or approximately

30%, and will be paid the balance of their outstanding debt; and (2) banks representing the remaining 50% of the commitment (the "Remaining Banks") will convert $10.0 million of indebtedness into shares of Common Stock at the initial Convertible Preferred conversion price of $1.136 if the Private Placement is consummated on or before July 31, 2001 and $1.087 if consummated thereafter and, after an additional $7.5 million debt repayment, will convert the balance of the indebtedness into a $50.0 million term loan facility. The Company is also in the process of securing a new $60.0 million asset-based revolving credit facility (the "2001 Revolving Credit Facility"), which is a condition to the proposed restructuring and the Private Placement. Existing fees under the Amendment and Waiver in the amount of approximately $1.0 million will be shared among the Exiting Banks, and existing fees in the amount of approximately $0.2 million will be shared among the Remaining Banks, each on a pro rata basis. Of the total $2.7 million in amendment fees owed by the Company, approximately $0.3 million were paid in November 2000, approximately $1.2 million will be paid as set forth above, and the remainder of the fees will be waived. The agreement with the Bank Group is contingent upon, among other things, consummation of the Questor Transaction, completion of due diligence, and obtaining commitments for the asset-based facility.

         The Company's declining operating results, lack of liquidity, repeated requirements for covenant modifications and desire for increased flexibility were the primary reasons the Board considered pursuing potential transactions, including the Questor Transaction.

WHAT ALTERNATIVE TRANSACTIONS WERE AVAILABLE TO THE COMPANY?

         Upon the occurrence of the initial covenant defaults by the Company as described above, several banks within the Bank Group reacted by placing the Company's 1997 Revolving Credit Facility in work-out status, which in turn placed additional restrictions on the Company's day-to-day operations. As a result, management began searching for alternative means of refinancing. The Company's efforts to find a new lender or lending group were unsuccessful.

         While the Company was already considering certain potential transactions, such as the sale of certain business units of the Company or the sale of the entire Company, on November 21, 2000, the Company intensified its efforts by engaging Bear, Stearns & Co. Inc. ("Bear Stearns") to assist the Company in its efforts to raise capital and/or sell all or a portion of the Company. Bear Stearns, on behalf of the Company, contacted 33 potential financial buyers and ten potential strategic buyers, including those with whom the Company was then in discussions. The Company narrowed the list of potential buyers based on the level of interest they expressed and their financial ability to consummate a transaction. Ten potential financial buyers and six potential strategic buyers entered into confidentiality agreements with the Company, and the Company distributed to the ten potential financial buyers and five of the strategic buyers copies of a Confidential Information Memorandum. In addition, seven of the potential financial buyers and all of the potential strategic buyers that received a Confidential Information Memorandum met with management and Bear Stearns.

         Subsequent to those meetings and an exchange of additional information, the Company received the following proposals: (a) the proposal from the Questor Investors (the "Questor Proposal"), (b) an oral indication of interest for the purchase of the calcium carbide business of the Company for between $30.0 and $40.0 million from a competitor ("Alternative Proposal 1"), (c) an offer for the purchase of the electrode and needle coke businesses of the Company for between $105.0 and $110.0 million of the acquirer's stock from a competitor of the Company pursuant to a signed indication of interest dated February 27, 2001 ("Alternative Proposal 2"), and (d) an offer for the purchase of the electrode businesses of the Company for approximately $60.0 million, plus a 20% contingency payment, from a competitor pursuant to a signed letter of intent dated February 27, 2001 ("Alternative Proposal 3").

         At a special meeting of the Board of Directors on March 1, 2001, the Board reviewed the Questor Proposal and the three Alternative Proposals with management, Bear Stearns and the Company's legal counsel. Bear Stearns described the work it performed in identifying, contacting and soliciting offers from potential financial and strategic buyers. The Board discussed the proposals and explored their strengths and weaknesses. The purchase prices offered in the three Alternative Proposals were deemed insufficient by the Board. The Board also considered the various obstacles to consummation of each transaction, including (i) the significant potential U.S. antitrust issues raised with regard to Alternative Proposals 1 and 2, (ii) the consideration offered in Alternative Proposal 2 was the acquirer's stock subject to a two-year standstill agreement, and (iii) the financing and other contingencies raised with regard to Alternative Proposal 3. Additionally, with respect to Alternative Proposal 1, Bear Stearns reported that the bidder had indicated that it was no longer interested in pursuing the transaction based on antitrust and valuation concerns. Following these discussions, the Board directed management and Bear Stearns to continue to negotiate with the Questor Investors and to inform the parties making Alternative Proposals 2 and 3 that such Alternative Proposals, as presented, were not attractive to the Company.

         On March 5, 2001, another special meeting of the Board was held at which the Board again considered the Questor Proposal and the three Alternative Proposals with management, Bear Stearns and the Company's legal counsel. Management and Bear Stearns informed the Board that further progress had been made in the negotiations with the Questor Investors. Bear Stearns also informed the Board that they had not received any improvements in the terms of Alternative Proposal 1 or Alternative Proposal 2, and that the party making Alternative Proposal 3 indicated that it would consider an additional $10 million in contingent consideration.

         The Board then considered the details of the alternative transactions. With respect to Alternative Proposal 1, the Company received no further information from the bidder that would have indicated an interest in pursuing a transaction with the Company. With respect to Alternative Proposal 2, the Board concluded based on the advice of counsel that the proposal raised significant potential U.S. antitrust issues and that: (i) if a transaction were consummated, the combined Company would control nearly 40% of the market share of the electrode business in North America, which would create a presumption of anticompetitive effect; (ii) it would take several months for the Department of Justice or Federal Trade Commission to conduct an investigation and determine whether it would challenge the transaction; and (iii) the antitrust issues could lead to significant delays in, or rulings preventing, consummation of a transaction. A collateral risk was that delays could lead to lower valuations by interested parties if the condition of the Company or if markets generally continued to deteriorate. In addition, the consideration offered in Alternative Proposal 2 was the acquirer's stock subject to a two-year standstill agreement. Due to uncertainties in the consummation, value and timing of a transaction that would be acceptable to the Company, the potential acquirer and regulators and the consideration offered, the Board rejected this proposal as well. Finally, with respect to

Alternative Proposal 3, the Board was concerned about the bidder's valuation of the electrode business of the Company and its ability to finance the proposed transaction. The proposal letter set forth various contingencies, including a financing contingency and an open-ended due diligence contingency. In addition, the purchase price offered would have provided the Company with less guaranteed cash than the Questor Transaction. The Board determined that because of these concerns, Alternative Proposal 3 also posed a significant risk of non-consummation.

         In an effort to consider all alternatives available to the Company, the Board also discussed the advantages and disadvantages of bankruptcy. Given the liquidation value and the break-up value of the Company, as presented to the Board in an analysis prepared by management, the Board was advised that the stockholders' equity would be negative. Thus, the Board concluded that bankruptcy was not a desirable option for either the Company or its stockholders.

         Bear Stearns reviewed with the Board a presentation with respect to the impact on the Company of the originally anticipated sale of Series B-1 Convertible Preferred to the Questor Investors and the Company's stockholders. Bear Stearns also summarized for the Board, based on projections provided to Bear Stearns by management on March 3, 2001, the effect of the transaction, as then proposed, on the stockholders, given the ability of the stockholders to participate in the Rights Offering.

         At the conclusion of the March 5, 2001 meeting, the Board voted unanimously to approve the execution of a letter of intent with the Questor Investors.

         On March 6, 2001, the party submitting Alternative Proposal 2 submitted a revised proposal to the Company which provided for a purchase of the electrode and specialty products business of the Company for between $85.0 million and $95.0 million cash. The Board convened another special meeting on March 7, 2001 to consider the revised Alternative Proposal 2 and the Questor Proposal. Again management, Bear Stearns and the Company's legal counsel were present. After such consideration, the Board determined that the risk of non-consummation as a result of the antitrust issues outweighed any potential benefits offered by Alternative Proposal 2. As a result, the Board voted unanimously to proceed with the execution of the Questor letter of intent.

         Following the March 7, 2001 meeting, the Company engaged in negotiations with Questor regarding the Questor Transactions and with the Bank Group regarding the restructuring of the 1997 Revolving Credit Facility.

         On May 11, 2001, the Board held a special meeting at which management, the Company's legal counsel and a representative of Bear Stearns were present to consider, among other things, the principal draft documents relating to, and the current status of, the Questor Transaction. The Board was advised of Mr. Balser's proposed participation in the transactions and that Questor had approved such participation. Bear Stearns reported that subsequent to the special Board meeting on March 7, another domestic competitor of the Company had contacted Bear Stearns to indicate that it would be interested in exploring a possible transaction with the Company, but only if such a transaction could satisfy federal antitrust laws under the "failing company" exception to such laws. The Board concluded (with Mr. Balser abstaining because of his proposed interest in the transaction) that under current circumstances, particularly the interest of Questor in a transaction with the Company, it was unlikely that the Company could avail itself of the "failing company" doctrine and that any attempt to pursue such alternative could jeopardize the Questor Transaction. The Board was advised by management that, pursuant to the Questor letter of intent, management had ceased discussions with the parties which had presented Alternative Proposals 1, 2 and 3 and that, except as described above, management had not heard anything more concerning the proposals from such parties nor had management received any proposals or contacts from any other person since the last Board meeting regarding an alternative transaction.

         The Board, with the assistance of management and its legal counsel, reviewed drafts of the Purchase Agreement, the Certificate of Designation of the Convertible Preferred (the "Certificate of Designation") and this Proxy Statement, as well as the terms of a related Consulting Agreement and Indemnification Agreement, and also reviewed various unresolved matters and the timing of the Questor Transaction and related financing transactions. Bear Stearns reviewed with the Board an update of its presentation to the Board at its March 5 meeting which reflected among other things the effect of the "vesting" of the initial warrants held by the Bank Group (representing 10% of the Company's outstanding common stock) which had the effect of lowering the conversion price of the Convertible Preferred from $1.25 to $1.136 per share, conversion of $10 million of the Bank Group debt to common stock and an increase in the preferred stock dividend from 8% to 12% (including the effect of paid-in-kind dividends at the higher rate). Bear Stearns again summarized for the Board, based on the March 3, 2001 projections provided to Bear Stearns, the effect of the as-then proposed transaction on the stockholders, given the ability of the stockholders to participate in the Rights Offering.

         At the special meeting on May 11, the Board again considered the possibility of the initiation of bankruptcy proceedings as an alternative to the Questor Transaction. The Board considered whether operating the Company in bankruptcy and/or selling its businesses and assets in a bankruptcy auction could yield better values to the stockholders. The Board considered among other things (i) the heavy administrative and other costs typically associated with bankruptcy proceedings; (ii) the fully secured nature of the indebtedness held by the Bank Group and the attendant leverage that the Bank Group would likely assert in any bankruptcy proceedings; (iii) the fact that in bankruptcy it was unclear whether the banks would agree to the $20.2 million in debt forgiveness and the $10.0 million in debt to equity conversion contemplated in the Questor Transaction; (iv) the need to upgrade the production facilities including importantly the completion of the HDS project of the Company's needle coke affiliate, all of which could be more difficult to finance in bankruptcy; (v) the fact that antitrust constraints could continue to apply in a bankruptcy auction so that the risk of non-consummation of a transaction with an industry participant might be as great as outside of bankruptcy, particularly if Questor were a bidder in the bankruptcy proceeding; (vi) the liquidation and break up values of the Company as presented to the Board by management at its March 5 meeting; (vii) the lengthy delays and uncertainty that are typically associated with bankruptcy proceedings; (viii) the fact that bankruptcy is generally considered to have a negative effect on asset values; (ix) the possible adverse effects of bankruptcy on the Company's business operations, including potential loss of trade credit and difficulties in entering into long-term supply contracts; and (x) the uncertainty as to whether the Company would have enough time and flexibility to operate in bankruptcy until the markets and the Company's business improve and the uncertainty as to whether such markets and business would, in fact, improve. The Board unanimously concluded (with Mr. Balser again abstaining) that bankruptcy would not likely lead to greater value for stockholders of the Company than the Questor Transaction.

         On June 1, 2001, the Board in a special meeting by conference telephone reviewed substantially definitive drafts of the Purchase Agreement and the Certificate of Designation, the agreement relating to the investment of Paul Balser in connection with the Questor Transaction (the "Balser Agreement"), this proxy statement and various related agreements and documents. The Board also received an oral presentation by Bear Stearns with respect to its opinion regarding the issuance of the Convertible Preferred to the Questor Investors and Mr. Balser, which opinion is discussed under "What is the Opinion of the Company's Financial Adviser?". After reviewing the terms and conditions of the Questor Transaction with its legal counsel and its financial advisor, the Board reconfirmed its conclusions at its meetings on March 5, March 7 and May 11 and the Board (with Mr. Balser abstaining in light of his participation) unanimously approved the agreements relating to the Questor Transaction (including the Balser Agreement) and determined that the Questor Transaction was in the best interests of the Company and its stockholders.

         The decision of the Board to approve the Questor Transaction was based, in large part, upon balancing the risks and benefits of the Questor Transaction against the risks and benefits of the other strategic alternatives available to the Company. In the course of reaching the decision to approve the Questor Transaction, during the series of meetings described above, the Board consulted with management, Bear Stearns and the Company's legal counsel and considered a number of factors, including, among other things, the following: (1) the adequacy and terms of the offer, (2) the offer's attractiveness relative to other possible alternatives, (3) the risk of non-consummation of the other possible alternatives, including but not limited to the significant potential U.S. antitrust issues presented by Alternative Proposals 1 and 2 and a financing contingency presented by Alternative Proposal 3, (4) the Questor Investors' identity, prior background and other business experience and (5) the fairness opinion rendered by Bear Stearns (see "What is the Opinion of the Company's Financial Adviser?").

         The primary reasons the Board selected the Questor Proposal were: (1) the Questor Proposal offered a cash infusion into the Company, which would enable the Company to pay down and restructure its bank debt, reduce the increasing pressure being applied on the Company by the Bank Group, and continue to make capital improvements required for the long-term growth of the Company, most notably the HDS project at the Company's needle coke affiliate; (2) the Rights Offering component allowed existing stockholders to participate significantly in the purchase of the Series B-1 Convertible Preferred at the same price as is to be paid by the Questor Investors; (3) the Questor Proposal presented no significant antitrust concerns; (4) the Questor Investors had prior experience assisting companies experiencing operating and financial difficulties; and (5) the Questor Proposal, in the opinion of the Board, offered a higher likelihood of consummation, especially in light of the antitrust and financing issues raised by certain of the other proposed transactions.

WHAT IS THE OPINION OF THE COMPANY'S FINANCIAL ADVISOR?

OVERVIEW

         At the June 1, 2001 special meeting of the Board of Directors, Bear Stearns presented the analysis of its opinion and then delivered its oral opinion, subsequently confirmed in writing, that, as of June 1, 2001, and based upon and subject to the assumptions, qualifications and limitations set forth in its opinion, the purchase of Convertible Preferred (1) by the Questor Investors pursuant to the Private Placement, the option to purchase Additional Convertible Preferred and the Back-Stop Commitment, and (2) by Mr. Balser pursuant to the Balser Agreement (hereinafter collectively referred to as the "Preferred Stock Issuance"), is fair, from a financial point of view, to the public stockholders of the Company, other than Mr. Balser and the banks in the Bank Group.

         THE FULL TEXT OF THE FAIRNESS OPINION DATED JUNE 1, 2001, WHICH SETS FORTH, AMONG OTHER THINGS, THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND QUALIFICATIONS AND LIMITATIONS ON THE SCOPE OF THE REVIEW UNDERTAKEN BY BEAR STEARNS IN RENDERING ITS FAIRNESS OPINION, IS ATTACHED AS EXHIBIT D TO THIS PROXY STATEMENT. STOCKHOLDERS ARE URGED TO, AND SHOULD, READ THE FAIRNESS OPINION CAREFULLY AND IN ITS ENTIRETY. THE FAIRNESS OPINION WAS DELIVERED TO THE COMPANY'S BOARD OF DIRECTORS FOR ITS USE IN CONNECTION WITH ITS CONSIDERATION OF THE PREFERRED STOCK ISSUANCE AND ADDRESSES ONLY, AS OF THE DATE OF THE FAIRNESS OPINION, THE FAIRNESS OF THE PREFERRED STOCK ISSUANCE, FROM A FINANCIAL POINT OF VIEW, TO THE PUBLIC STOCKHOLDERS OF THE COMPANY, OTHER THAN MR. BALSER AND THE BANKS IN THE BANK GROUP. THE FAIRNESS OPINION IS NOT INTENDED TO BE, AND DOES NOT CONSTITUTE, A RECOMMENDATION TO THE BOARD OF DIRECTORS OF THE COMPANY OR TO ANY STOCKHOLDER OF THE COMPANY AS TO HOW TO VOTE THEIR SHARES OF COMMON STOCK OF THE COMPANY OR WHETHER OR NOT TO SUBSCRIBE FOR SERIES B-1 CONVERTIBLE PREFERRED IN THE RIGHTS OFFERING. THE FAIRNESS OPINION DOES NOT ADDRESS THE UNDERLYING BUSINESS DECISION OF THE BOARD OF DIRECTORS OF THE COMPANY TO RECOMMEND THE PREFERRED STOCK ISSUANCE TO THE STOCKHOLDERS OF THE COMPANY OR THE UNDERLYING BUSINESS DECISION OF THE COMPANY TO ENTER INTO THE PURCHASE AGREEMENT AND PURSUE THE PREFERRED STOCK ISSUANCE, THE RELATIVE MERITS OF THE PREFERRED STOCK ISSUANCE, THE BANK RESTRUCTURING OR THE 2001 REVOLVING CREDIT FACILITY AS COMPARED TO ANY ALTERNATIVE BUSINESS STRATEGIES THAT MIGHT EXIST FOR THE COMPANY, OR THE EFFECTS OF ANY OTHER TRANSACTION IN WHICH THE COMPANY MIGHT ENGAGE. THE SUMMARY OF THE FAIRNESS OPINION SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED BY REFERENCE TO THE FULL TEXT OF THE FAIRNESS OPINION.

         The terms of the Preferred Stock Issuance and the form of the consideration were determined by arm's-length negotiations between the Company and the Questor Investors and were not based on any recommendation by Bear Stearns. The Company did not provide specific instructions or impose any limitations on Bear Stearns with respect to the investigations made or the procedures followed by Bear Stearns in rendering its opinion.

BEAR STEARNS OPINION

         In connection with rendering its opinion, Bear Stearns, among other things:

         o        reviewed a draft of the Purchase Agreement dated May 31, 2001;

         o        reviewed a draft of the Balser Agreement dated May 29, 2001;

         o reviewed a draft of the Certificate of Designation for the Series B-1 Convertible Preferred dated May 29, 2001;

         o        reviewed a draft of the Proxy Statement dated May 30, 2001;

         o reviewed the Company's Annual Reports to Shareholders and Annual Reports on Form 10-K for the fiscal years ended July 31, 1998 through 2000, its Quarterly Reports on Form 10-Q for the periods ended October 31, 2000 and January 31, 2001, its preliminary results for the quarter ended April 30, 2001, its Proxy Statement on Schedule 14A dated October 22, 1999, and its Reports on Form 8-K for the three years ended June 1, 2001;

         o        reviewed the 1997 Revolving Credit Facility;

         o reviewed a Proposal Letter dated May 9, 2001 among the banks in the Bank Group, Questor, and the Company, together with the Term Sheet dated May 9, 2001 attached thereto, relating to the proposed Bank Restructuring;

         o reviewed proposals from two lenders relating to the proposed 2001 Revolving Credit Facility;

         o reviewed certain operating and financial information provided to Bear Stearns by management relating to the Company's business and prospects, including: (i) projections on a standalone basis for the thirty-nine months ending July 31, 2004 provided to Bear Stearns on May 24, 2001 (the "Standalone Projections") and (ii) projections on a pro forma basis (after giving effect to the Preferred Stock Issuance, the Bank Restructuring, the 2001 Revolving Credit Facility and the related transactions and to the impact of the installation of the HDS unit) for the thirty-nine months ending July 31, 2004 provided to Bear Stearns on May 24, 2001 (the "Pro Forma Projections");

         o met with certain members of management to discuss the Company's business, operations, historical and projected financial results and future prospects;

         o reviewed the historical prices, trading multiples and trading volumes of the Common Stock of the Company;

         o reviewed publicly available financial data, stock market performance data and trading multiples of companies which Bear Stearns deemed generally comparable to the Company;

         o reviewed the terms of selected precedent merger and acquisition transactions involving companies which Bear Stearns deemed generally comparable to the Company;

         o reviewed certain investment situations which Bear Stearns deemed generally comparable to the Preferred Stock Issuance;

         o performed theoretical discounted cash flow analyses based on the Standalone Projections and the Pro Forma Projections;

         o Reviewed the Unaudited Condensed Consolidated Pro Forma Financial Statements contained in the Proxy Statement; and

         o conducted such other studies, analyses, inquiries and investigations as Bear Stearns deemed appropriate.

         Bear Stearns has relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information, including without limitation the projections, provided to it by the Company. With respect to the Company's projected financial results, Bear Stearns has assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management as to the expected future performance of the Company. Bear Stearns does not assume any responsibility for the independent verification of any such information or of the projections provided to it, and Bear Stearns has further relied upon the assurances of management that they are unaware of any facts that would make the information or projections provided to Bear Stearns incomplete or misleading.

         In arriving at its opinion, Bear Stearns has not performed or obtained any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor has Bear Stearns been furnished with any such independent evaluations or appraisals. During the course of its engagement, Bear Stearns was asked by the Board of Directors to solicit indications of interest from various third parties regarding an investment in, a recapitalization of, or acquisition of all or part of, the Company, and Bear Stearns considered the results of such solicitation in rendering its opinion. Bear Stearns assumed, with the Company's consent, that the Preferred Stock Issuance, the Bank Restructuring and the 2001 Revolving Credit Facility will be consummated in a timely manner and in accordance with the terms of the Purchase Agreement and other relevant agreements without any regulatory limitations, restrictions, conditions, amendments, modifications or waivers that collectively would have a material effect on the Company. Bear Stearns further assumed, with the Company's consent, that the Purchase Agreement and ancillary documentation in final form will conform in all material respects to the draft Purchase Agreement and ancillary documentation reviewed by Bear Stearns in giving their opinion.

         In arriving at its opinion, Bear Stearns has taken into account, with the Company's consent, the risks inherent in the Company's current business plans, including the view of management that in the current capital markets environment there exists a risk that the Company would be unable in the future to obtain continued waivers of the defaults under the 1997 Revolving Credit Facility and that absent the Preferred Stock Issuance or other cash infusion, the

Company would be unable to obtain, on reasonable terms, financing necessary to replace the 1997 Revolving Credit Facility. Bear Stearns has also considered that, according to management, (i) since November 21, 2000 (the date of engagement of Bear Stearns by the Company), no other potential investor or acquirer has made any investment or acquisition proposal to the Company besides those discussed in the draft of the Proxy Statement reviewed by Bear Stearns in connection with rendering its opinion, and (ii) the prospects for obtaining access to additional financing in the public or private capital markets are limited. With the Company's consent, Bear Stearns has relied on the Board of Directors' conclusion that bankruptcy would not likely lead to greater value for stockholders of the Company than the Questor Transaction.

         Bear Stearns did not express any opinion as to the price or range of prices at which shares of Common Stock of the Company may trade subsequent to the announcement of the Preferred Stock Issuance, the Bank Restructuring and the 2001 Revolving Credit Facility or as to the price or range of prices at which shares of Common Stock of the Company may trade subsequent to the consummation of such transactions.

SUMMARY OF ANALYSIS

         The following is a brief summary of all the material valuation, financial and comparative analyses considered by Bear Stearns in connection with the rendering of its opinion. This summary is qualified in its entirety by reference to the full text of its opinion.

         In performing its analysis, Bear Stearns made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Bear Stearns, the Company and Questor. Any estimates contained in the analysis performed by Bear Stearns are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analysis. In addition, as described above, the Bear Stearns opinion was one among several factors taken into consideration by the Board in making its determination to approve the Questor Transaction.

         Historical Stock Price Performance of the Company. Bear Stearns reviewed the trading volume and price history of the Company's Common Stock on the NASDAQ for the period from September 14, 1995 through May 30, 2001. Bear Stearns also reviewed the relationship between movements in the closing prices of the Company's Common Stock, the S&P 500 Index and an index of other selected comparable companies (see Comparable Company Analysis below) for the period from May 30, 2000 through May 30, 2001 and for the period from May 30, 1996 through May 30, 2001. Bear Stearns noted that the Company's Common Stock underperformed the S&P 500 Index for the period from May 30, 2000 to May 30, 2001 and for the period from May 30, 1996 through May 30, 2001. Additionally, Bear Stearns noted that the Company's Common Stock underperformed the index of other selected comparable companies for the period from May 30, 2000 to May 30, 2001 and for the period from May 30, 1996 through May 30, 2001.

         Comparative Theoretical Discounted Cash Flow Analysis of the Pro Forma Projections versus the Standalone Projections. Bear Stearns reviewed certain operating and financial information, including the Standalone Projections and the Pro Forma Projections. Bear Stearns performed theoretical discounted cash flow analyses for the

Company using the Standalone Projections and the Pro Forma Projections in order to determine ranges of equity values per share for the Company for comparative purposes.

         The theoretical discounted cash flow analysis using the Standalone Projections assume the Preferred Stock Issuance, the Bank Restructuring, the 2001 Revolving Credit Facility and the related transactions are not consummated and no other comparable transaction is entered into by the Company and the Company could not install the HDS unit. In performing its theoretical discounted cash flow analysis, Bear Stearns calculated after-tax cash flows for the three year period commencing August 1, 2001, and ending on July 31, 2004. The Company's after-tax cash flows under the Standalone Projections were reduced to present value using annual discount rates ranging from 13.0% to 17.0%. Because the Company's earnings are subject to substantial cyclical swings, Bear Stearns used "normalized" terminal year cash flows to value the business for the period ending July 31, 2004. Bear Stearns utilized the Company's estimate of $30.0 million, representing a normalized level of projected earnings before interest, taxes, depreciation and amortization, referred to as EBITDA, to reflect the earnings potential of the business in a non-peak, non-trough year. Bear Stearns calculated a terminal value for the Company by applying to the Company's normalized terminal-year EBITDA of $30.0 million, a range of enterprise value/latest twelve months ("LTM") EBITDA multiples of 4.0x to 5.0x. Computations pursuant to this analysis resulted in an implied reference range for the equity value of the Company of approximately ($2.52) per share to $0.81 per share with a midpoint of ($0.93) per share.

         Bear Stearns noted that management informed it that the Standalone Projections could not be achieved without a capital infusion because, as of July 31, 2001, outstanding borrowings and letters of credit would exceed the availability under the 1997 Revolving Credit Facility and, as of July 31, 2002, outstanding borrowings alone would exceed availability under the 1997 Revolving Credit Facility.

         The theoretical discounted cash flow analysis using the Pro Forma Projections assume that the Preferred Stock Issuance, the Bank Restructuring, the 2001 Revolving Credit Facility and the related transactions are consummated. In addition, the Company's assumptions for the Pro Forma Projections include that the Company would spend $25.0 million in fiscal 2002 to complete the installation of the HDS unit and, as a result, generate incremental annual EBITDA of $10.0 million beginning in fiscal 2003. In performing its theoretical discounted cash flow analysis, Bear Stearns calculated after-tax cash flows for the three year period commencing August 1, 2001, and ending on July 31, 2004. The after-tax cash flows under the Pro Forma Projections were similarly discounted to present value using discount rates ranging from 13.0% to 17.0% and enterprise value/LTM EBITDA multiples of 4.0x to 5.0x. Bear Stearns utilized the Company's estimate of $40.0 million, representing a normalized level of projected EBITDA to reflect the earnings potential of the business in a non-peak, non-trough year (assuming the HDS unit were installed). This analysis resulted in an implied reference range for the equity value of the Company of approximately $0.82 per share to $1.18 per share with a midpoint of $0.99 per share.

         Bear Stearns noted that the implied reference range for the equity value of the Company resulting from a theoretical discounted cash flow analysis using the Standalone Projections was lower than the implied reference range for the equity value of the Company resulting from a theoretical discounted cash flow analysis using the Pro Forma Projections.

         Bear Stearns noted that a theoretical discounted cash flow analysis is highly dependent on growth rates and margin assumptions relating to the underlying projections and that such projections are difficult to forecast due to the rapidly changing nature of the Company's business plan and the capital markets climate. Consequently, Bear Stearns observed that the resulting discounted cash flow valuation is inherently theoretical due to the difficulty in forecasting projected operating results as well as assumptions relating to, among other factors, availability of sufficient capital, cost of such capital and assessing enterprise value/LTM EBITDA multiples in the final year of the projection period.

         Analysis of Incremental Value Attributable to the Rights. Bear Stearns then calculated the incremental value attributable to the Rights to existing stockholders, based on a range of selected per share equity values from $0.94 (calculated using a 4.25x enterprise value/LTM EBITDA multiple and a 15.0% discount rate) to $1.05 (calculated using a 4.75x enterprise value/LTM EBITDA multiple and a 15.0% discount rate) which were implied by the theoretical discounted cash flow analysis of the Pro Forma Projections. Based on a value of $0.94 for a share of Common Stock, this analysis resulted in an implied reference range for the incremental value attributable to the Rights of approximately $0.07 per outstanding share of Common Stock assuming 50% of the Rights are exercised and $0.14 per share assuming 100% of the Rights are exercised. Based on a value of $1.05 for a share of Common Stock, this analysis resulted in an implied reference range for the incremental value attributable to the Rights of approximately $0.13 per outstanding share of Common Stock assuming 50% of the Rights are exercised and $0.26 per share assuming 100% of the Rights are exercised.

         Calculation of Effective Change of Control Price per Share and Multiples. In its calculation of the change of control price, Bear Stearns considered each aspect of the Preferred Stock Issuance, the Bank Restructuring, the 2001 Revolving Credit Facility and the related transactions. Based on the proposed terms of the aforementioned transactions, Bear Stearns calculated an effective change of control price per share of $0.93 (assuming 0% of the Rights in the Rights Offering are subscribed). Assuming 100% of the Rights in the Rights Offering are subscribed, the effective change of control price per share would be $0.95. Bear Stearns calculated an enterprise value/LTM EBITDA multiple of 8.7x at an effective change of control price per share of $0.93.

         Comparable Company Analysis. Bear Stearns analyzed historical and projected operating information, stock market performance data and valuation multiples and compared this data to that of certain publicly traded companies that Bear Stearns deemed to be generally comparable to the Company. It was determined by Bear Stearns that no companies participated in all of the Company's business segments. Therefore, Bear Stearns looked for comparable companies in each business segment with respect to growth, profitability and operations. Bear Stearns compared, among other things, (i) enterprise value/LTM revenue, (ii) enterprise value/LTM EBITDA, (iii) enterprise value/LTM earnings before interest and taxes, referred to as EBIT, and (iv) market value/LTM net income. All multiples were based on closing stock prices for the comparable companies on May 30, 2001 and the LTM period ended March 31, 2001 for the comparable companies and January 31, 2001 for the Company.

                          Comparable Trading Multiples

                                                 Enterprise Value/LTM                           Market
                                 ---------------------------------------------------------     Value/LTM
                Company             Revenue               EBITDA               EBIT            Net Income
                -------             -------               ------               ----            ----------
SGL Carbon AG                         1.09x                10.6x               22.2x               NM
UCAR International, Inc               1.68                  7.8                11.1               9.9x
Carbide Graphite Inc @
Effective Change of Control
Price per Share(1)                    0.64                  8.7                  NM                NM

(1) Multiples are based on the effective change of control price per share of $0.93, assuming none of the Rights are exercised (see Calculation of Effective Change of Control Price Per share and Multiples above).

         Bear Stearns noted that it would be expected that the enterprise value/LTM revenue multiple implied by the Questor Transaction was below the range of enterprise value/LTM revenue multiples of the comparable companies because the Company has lower EBITDA, EBIT and net income margins than the comparable companies. Bear Stearns noted that the enterprise value/LTM EBITDA multiple implied by the Questor Transaction was within the range of enterprise value/LTM EBITDA multiples of the comparable companies. Bear Stearns was unable to calculate the enterprise value/LTM earnings before interest and taxes, referred to as EBIT, and equity value/LTM net income multiples implied by the Questor Transaction because the Company's LTM EBIT and LTM net income were both negative. In addition, Bear Stearns noted that the Company, in the absence of a capital infusion similar to that provided by the Questor Transaction and the related transactions, has a risk of not surviving the current cyclical trough, and therefore would not be expected to trade at the high end of the multiple range of any of the above metrics, which assume survival through the current cyclical trough.

         No company utilized in the peer group comparison is identical to the Company, and accordingly, Bear Stearns' analysis of comparable companies necessarily involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors which would necessarily affect the relative trading values of the Company and of the companies to which it was compared.

         Selected Mergers and Acquisition Transactions of Comparable Companies. There have been limited mergers and acquisitions involving companies comparable to the Company since the late 1980's because each of the Company's business segments is highly concentrated. Using publicly available information, Bear Stearns reviewed the purchase price and implied transaction multiples paid in two selected transactions. These transactions were deemed by Bear Stearns to be generally comparable to one or more of the Company's businesses with respect to business comparability, growth, profitability or relevant transaction size.


                 Comparable Merger and Acquisition Transactions

Target Company              Acquiring Company                  Announcement Date
--------------              -----------------                  -----------------
UCAR International, Inc     Blackstone Capital Partners II     11/16/1994
Poco Graphite, Inc          Whitney and Co.                    11/13/2000


         Bear Stearns compared, among other things, (i) enterprise value/LTM revenue and (ii) enterprise value/LTM EBITDA. Data for each transaction was based on the most recently available data prior to or as of the announcement date of each transaction.

                 Comparable Merger and Acquisition Transactions

                                             Enterprise Value/LTM
                                      -----------------------------------
            Transaction                    Revenue            EBITDA
            -----------                    -------            ------
UCAR International, Inc                      1.71x             6.7x
Poco Graphite, Inc                           1.60              5.3

Carbide Graphite Inc @
Effective Change of Control
Price per Share(1)                           0.64              8.7

(1) Multiples are based on the effective change of control price per share of $0.93, assuming none of the Rights are exercised (see Calculation of Effective Change of Control Price Per share and Multiples above).

         Bear Stearns noted that the enterprise value/LTM revenue multiple implied by the Questor Transaction was below the range of enterprise value/LTM revenue multiples of the comparable transactions because the Company has lower EBITDA margins than the target companies. The enterprise value/LTM EBITDA multiple implied by the Questor Transaction was above the range of the enterprise value/LTM EBITDA multiples of the comparable transactions.

         Bear Stearns noted that the Company operates in a cyclical industry, and therefore its revenues and earnings tend to fluctuate significantly based on certain economic trends. As a result, the Company's trading multiples generally tend to be higher during trough years and lower during peak years. Bear Stearns, therefore, considered the exposure that both of the target companies have to economic cycles and the overall business climate in which the comparable transactions took place. Bear Stearns noted that both of the transactions were consummated at enterprise value/LTM EBITDA multiples below the Questor Transaction. The UCAR International, Inc. transaction, however, took place in a non-trough year while the Questor Transaction would occur in a trough year and, therefore, it is expected that the enterprise value/LTM EBITDA multiple implied by the Questor Transaction would be higher. Poco Graphite does not produce graphite electrodes for the steel industry and, therefore, is not subject to the cyclical trends associated with the steel industry. As a result, it is expected that the enterprise value/LTM EBITDA multiple implied by the Questor Transaction would be higher, assuming consummation in a trough year.

         Bear Stearns noted that none of the transactions reviewed were identical to the Questor Transaction. Bear Stearns further noted that the analysis of merger and acquisition transactions of comparable companies necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that would necessarily affect the acquisition value of the Company as compared to the acquisition value of any other comparable company in general and the transactions above in particular.

         Valuation of the Company's Unaffected Stock Price Absent a Transaction. As part of its review and analysis, Bear Stearns estimated the potential effects on the Common Stock of the Company of not completing the Questor Transaction or another comparable transaction, in light of the Company's recent operating performance. In arriving at its conclusion, Bear Stearns considered the following factors, among others: (i) the Company has recorded declining revenues, operating cash flow and net losses during the past fiscal year and for the nine months ended April 30, 2001, and Bear Stearns has been informed by management that the Company's financial prospects for the full fiscal year 2001 remain negative; (ii) management believes that a substantial risk exists that the Company will be unable to continue to obtain future waivers of the defaults under the 1997 Revolving Credit Facility and that the Company will be unable to obtain, on reasonable terms, financing necessary to replace the 1997 Revolving Credit Facility; (iii) public equity valuations are generally negatively impacted when companies exhibit lack of growth or generate negative earnings surprises; and (iv) the absence of an alternative transaction that could be accomplished on a timely basis.

         Bear Stearns noted that it believed that, since the public disclosure in December 2000 that the Company had engaged Bear Stearns to raise capital and/or sell all or a portion of its businesses, the Company's stock price has reflected the market's anticipation of a transaction which would result in either a change of control transaction and/or an infusion of capital. Bear Stearns also noted that the Company's Common Stock has been thinly traded and that, for the period from May 16, 2001 to May 30, 2001, the average daily trading volume was approximately $0.02 million. As a result, the daily closing price of the Company's Common Stock during this period fluctuated as much as 28.1% on minimal trading volume. Based on these considerations, Bear Stearns estimated that the Company's Common Stock would have traded in a range of $0.25 to $0.80 per share if the market were not anticipating that a transaction will occur in the near term and focused on the Company's recent financial performance and the lack of strategic alternatives.

         Overview of Precedent Investment Transactions. Bear Stearns analyzed and summarized eight precedent investment transactions in which investors purchased significant equity stakes directly from publicly traded corporations and were granted certain rights, including representation on the board of directors of the issuing corporation. These eight transactions were (i) the investment by Haas Wheat & Harrison Incorporated in Playtex Products, Inc., (ii) the investment by Kohlberg Kravis Roberts & Co. in TW Holdings, Inc., (iii) the investment by E.M. Warburg Pincus Ventures, L.P. in Western Publishing Group, Inc. In addition, Bear Stearns listed and described five additional precedent investment transactions in which investors purchased significant equity stakes directly from publicly traded, (iv) the investment by Oak Hill Capital Partners, L.P. in American Skiing Company, (v) the investment by Francisco Partners, L.P. in marchFIRST, Inc, (vi) the investment by Qwest Communications International, Inc. in Advanced Radio Telecom Corp, (vii) the investment by XL Insurance Ltd., First Union Merchant Banking 2001 LLC, High Ridge Capital Partners II L.P., Taracay Investors Company and Century Capital Partners II L.P. in Mutual Risk Management Ltd., and (viii) the investment by Explorer Holdings, L.P. in Omega Healthcare Investors, Inc. (collectively, the "Precedent Investment Transactions").

         Bear Stearns observed that the Precedent Investment Transactions involved recapitalizations of three publicly traded corporations in which private investors made meaningful equity investments, that the proceeds of these investments were used for the purpose of decreasing the leverage and/or growing the business and that the existing shareholders of these corporations continued to have equity stakes in them. Bear Stearns further observed that the private equity investors obtained certain rights in connection with the investments, including, in some cases, gaining control of the board of directors.

         Bear Stearns noted that none of the Precedent Investment Transactions were identical to the Questor Transaction and that, accordingly, any comparative analysis of the Precedent Investment Transactions necessarily involves complex considerations and judgments concerning differences in transaction structures, financial and operating characteristics of the issuing corporation and other factors. Bear Stearns considered such differences to be sufficiently material to make the results of the Precedent Investment Transactions of limited utility in reaching the conclusions set forth in its opinion. Notwithstanding the numerous and significant differences between the Questor Transaction and the Precedent Investment Transactions, this analysis provided some of the background for evaluating certain of the structural, corporate governance and financial aspects of the Preferred Stock Issuance and was provided to the Board for its use in evaluating some of the qualitative aspects of the Preferred Stock Issuance.

OTHER CONSIDERATIONS

         The preparation of a fairness opinion is a complex process that involves various judgments and determinations as to the most appropriate and relevant methods of financial and valuation analysis and the application of those methods to the particular circumstances. The Bear Stearns fairness opinion is, therefore, not necessarily susceptible to partial analysis or summary description. Bear Stearns believes that its analysis must be considered as a whole and that selecting portions of its analyses and the factors considered, without considering all of the analyses and factors, would create a misleading and incomplete view of the processes underlying its opinion. Bear Stearns did not form any opinions as to whether any individual analysis or factor, whether positive or negative, considered in isolation, supported or failed to support its opinion. In arriving at its opinion, Bear Stearns did not assign any particular weight to any analysis or factor considered, but rather made qualitative judgments based upon its experience in providing such opinions and on then-existing economic, monetary, market and other conditions as to the significance of each analysis and factor. In performing its analyses, Bear Stearns, at the Company's direction and with the Company's consent, made numerous assumptions with respect to industry performance, general business conditions and other matters, many of which are beyond the control of Bear Stearns and the Company. Any assumed estimates implicitly contained in Bear Stearns' opinion or relied upon by Bear Stearns in rendering its opinion do not necessarily reflect actual values or predict future results or values. Any estimates relating to the value of a business or securities do not purport to be appraisals or to necessarily reflect the prices at which companies or securities may actually be sold.

         Bear Stearns was retained by the Company based upon its qualifications, experience and expertise. Bear Stearns is an internationally recognized investment banking firm that regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estates, corporate and other purposes. In the ordinary course of business, Bear Stearns has actively traded the equity securities of the Company for its own account and for the account of its customers and, accordingly, may at any time hold a long or short position in such securities. On January 9, 2001, Bear Stearns acquired for its own account 1,720,000 shares of Common Stock of the Company in an unsolicited transaction with a stockholder of the Company. As of May 31, 2001, Bear Stearns beneficially owned 1,406,692 shares of Common Stock.

         Pursuant to engagement letters between Bear Stearns and the Company, the Company agreed to pay to Bear Stearns a total fee of $4.55 million, with $1.5 million payable to Bear Stearns upon its rendering of its fairness opinion to the Company's Board of Directors. In addition, the Company agreed to reimburse Bear Stearns for all reasonable out-of-pocket expenses incurred by Bear Stearns in connection with the services rendered by it pursuant to the engagement letters, including the fees and disbursements of its legal counsel and of other consultants and advisors retained by Bear Stearns. The Company has also agreed to indemnify Bear Stearns against specific liabilities in connection with its engagement, including liabilities under the federal securities laws.

WHAT PROJECTIONS WERE UTILIZED BY THE BOARD AND PROVIDED TO THE COMPANY'S FINANCIAL ADVISOR IN REVIEWING THE QUESTOR TRANSACTION AND HOW RELIABLE ARE SUCH PROJECTIONS?

         In connection with its financial advisory services rendered to the Company, Bear Stearns utilized certain financial projections prepared by management in March 2001 that assumed varying projected rates of sales and EBITDA growth. In May 2001, the Company prepared revised sets of financial projections, taking into account changes in the Company's financial condition and prospects since March 2001. One set of projections assumed that no extraordinary transaction (such as the Questor Transaction) would occur (the "Standalone Projections") and the other set assumed that the Questor Transaction and the related transactions would occur (the "Pro Forma Projections"). These projections, which Bear Stearns relied on to render its fairness opinion, and which the Board of Directors considered in approving the Questor Transaction at the June 1, 2001 meeting and which were provided to the Questor Investors, are summarized below.

         Management does not believe that the Standalone Projections could be achieved in the absence of a capital infusion because as of July 31, 2001 outstanding borrowings and letters of credit would exceed the availability under the 1997 Revolving Credit Facility and as of July 31, 2002 outstanding borrowings alone would exceed the availability under the 1997 Revolving Credit Facility. Furthermore, management is of the view that in the current capital markets environment there exists a risk that the Company would be unable to obtain continued waivers of the defaults under the 1997 Revolving Credit Facility and that, absent the Questor Transaction or other cash infusion, the Company would be unable to obtain, on reasonable terms, financing necessary to replace the 1997 Revolving Credit Facility.

                             STANDALONE PROJECTIONS

                                                                        (IN THOUSANDS)
                                                       FY01           FY02           FY03            FY04
                                                     FORECAST       FORECAST       FORECAST        FORECAST
                                                     --------       --------       --------        --------
Sales.......................................         $188,274        $213,672        $225,779       $232,176
Cost Of Goods Sold..........................          186,885         192,817         194,306        195,491
                                                     --------        --------        --------       --------
  Gross Profit..............................            1,390          20,855          31,473         36,685

SG&A........................................           12,020          11,541          11,967         12,145
                                                     --------        --------        --------       --------
  Operating (Loss) Income...................          (10,630)          9,314          19,506         24,540

Interest Expense............................           16,543          14,370          14,596         12,804
Other (Income)..............................           (1,122)             --              --             --
                                                     --------        --------        --------       --------
(Loss) Income Before Taxes..................          (26,052)         (5,056)          4,910         11,736

(Benefit From) Provision For Income Taxes...           (9,118)         (1,840)          1,768          4,225
                                                     --------        --------        --------       --------
Net (Loss) Income From Continuing Operations         $(16,934)        $(3,216)         $3,143         $7,511
                                                     ========         =======          ======         ======

EBITDA......................................           $5,485         $23,499         $32,946        $36,596
                                                       ======         =======         =======        =======


         The forecast above assumes compounded average annual sales growth of approximately 3% from those achieved in Fiscal 2000, achieved primarily through increased sales volumes and improved selling prices for both graphite electrodes and needle coke. The forecast also assumes a greater mix of sales of graphite electrodes to NAFTA markets, consistent with the Company's strategy to increase sales and marketing efforts to these markets. Oil costs to be incurred in the production of needle coke are forecasted to stabilize at current levels (approximately $25.00 per barrel). Production and operating costs were assumed to increase at a compounded annual net rate of approximately 2.0%, recognizing some improvement in cost structure through the Company's various cost improvement initiatives. Interest expense was forecasted at the Company's current borrowing rate of 10.0%. Income taxes were forecasted at the Company's current effective rate of 35%. The forecast does not include the potential increase in profitability due to the completion of the HDS project at the Company's needle coke facility. The Company will not be able to complete the HDS project if the Questor Transaction is not consummated.


                              PRO FORMA PROJECTIONS

                                                                         (IN THOUSANDS)
                                                      FY01            FY02             FY03            FY04
                                                    FORECAST        FORECAST         FORECAST        FORECAST
                                                    --------        --------         --------        --------
Sales...................................            $188,274        $213,672          $225,779        $232,176
Cost Of Goods Sold......................             186,885         192,817           185,306         186,491
                                                    --------        --------          --------        --------
  Gross Profit..........................               1,390          20,855            40,473          45,685

SG&A....................................              12,020          12,541            12,967          13,145
                                                    --------        --------          --------        --------
  Operating (Loss) Income...............             (10,630)          8,314            27,506          32,540

Interest Expense........................              16,543           6,797             6,928           5,630
Other (Income)..........................              (1,122)             --                --              --
                                                    --------        --------          --------        --------
(Loss) Income Before Taxes..............             (26,052)          1,517            20,578          26,910

(Benefit From) Provision For Income
  Taxes.................................              (9,118)            526             7,408           9,688
                                                    --------        --------          --------        --------
Net (Loss) Income From Continuing
Operations..............................             (16,934)            991            13,170          17,222

Preferred Stock Dividends...............                  --           8,158             9,182          10,334
                                                    --------        --------          --------        --------
Net (Loss) Income Available For Holders
of Common Stock.........................            $(16,934)        $(7,167)           $3,988          $6,888
                                                    ========         =======            ======          ======

EBITDA..................................              $5,485         $22,499           $41,946         $45,596
                                                      ======         =======           =======         =======


         The Pro Forma Projections are based on the same operating assumptions as the Standalone Projections described above. In addition, the Pro Forma Projections give effect to the Private Placement, the investment by Mr. Balser, the Rights Offering, the Bank Restructuring and the 2001 Revolving Credit Facility and assume that: (i) the Company has access to $25.0 million in capital to complete the installation of the HDS unit in fiscal 2002, which is depreciated over twenty-five years beginning in fiscal 2003; (ii) the Company has incremental annual earnings before interest, taxes, depreciation and amortization, referred to as EBITDA, of $10.0 million beginning in fiscal 2003 as a result of the HDS unit; (iii) the Company pays to Questor an annual management fee of $1.0 million in fiscal 2002 through fiscal 2004 and (iv) the preferred dividend is calculated at 12% per annum, payable quarterly, all dividends are paid in stock and the entire Additional Purchase is made on July 31, 2004.

         The projections described herein were not prepared with a view to public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections are included herein upon the advice of the Company's counsel only because such information was provided to the Board, Bear Stearns and the Questor Investors. The projections are subjective in many respects and thus susceptible to various interpretations and periodic revisions based on actual experience and business developments. While presented with numeric specificity, the projections are based upon numerous estimates and assumptions that are inherently subject to significant business, economic, industry and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the Company's control. Certain assumptions on which the projections were based related to the achievement of strategic goals, objectives and targets over the applicable periods that are more favorable than historical results. There can be no assurance that the assumptions made in preparing the projections will prove accurate, and actual results may be materially greater or less than those contained in the projections.

         The projections included in this Proxy Statement have been prepared by the Company's management. However, none of the Company, the Questor Investors, Bear Stearns or PWC assumes any responsibility for the accuracy thereof. PWC has neither examined nor compiled the accompanying projections and, accordingly, PWC does not express an opinion or any other form of assurance with respect thereto. The PWC report included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2000, which is incorporated herein by reference, relates to the Company's historical financial information; it does not extend to the prospective financial information and should not be read to do so. The inclusion of the projections should not be regarded as an indication that the Company, the Questor Investors, Bear Stearns, PWC or any other person who received such information considers it an accurate prediction of future events.

         The projections constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those contemplated by such projections, including the occurrence of unanticipated events or circumstances relating to the fact that the Company is in a highly competitive industry subject to rapid technological, product and price changes. Other factors include ongoing liquidity and cash needs, the possibility that demand for the Company's products may not occur or continue at sufficient levels, changing global economic and competitive conditions, technological and other risks, costs and delays associated with the start-up and operation of major capital projects and corporate restructurings, changing governmental regulations, and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise the projections, whether as a result of new information, future events, or otherwise.

WHAT ARE THE COMPONENTS OF THE QUESTOR INVESTMENT?

         If approved by the stockholders at the Meeting, the Questor Investment will take place in three stages: the Private Placement, the Rights Offering (defined below), and the Additional Purchase. First, the Company and the Questor Investors will enter into the Purchase Agreement, pursuant to which the Questor Investors will purchase 980,000 shares of Series B-1 Convertible Preferred at $50.00 per share (the Private Placement), and the Company and Mr. Balser will enter into the Balser Purchase Agreement, pursuant to which Mr. Balser will purchase 20,000 shares of Series B-1 Convertible Preferred at $50.00 per share. After consummation of the Private Placement, the Company will commence a rights offering to its existing common stockholders (the "Rights Offering"). The Company plans to distribute on a pro rata basis to all its common stockholders as of the record date for the Rights Offering, the right to purchase an aggregate of 300,000 shares of Series B-1 Convertible Preferred at a price of $50.00 per share. The Questor Investors have agreed to "back-stop" the Rights Offering by purchasing all shares of Series B-1 Convertible Preferred not subscribed for by the other stockholders, subject to a maximum total additional investment by the Questor Investors of $15 million (see "What Are the General Terms of the Rights Offering?"). Finally, under the terms of the Purchase Agreement, the Questor Investors will be granted an option to purchase 500,000 shares of Additional Convertible Preferred for $50.00 per share within three years following the Private Placement.

WHAT ARE THE COMPONENTS OF THE BANK RESTRUCTURING?

         The Company and the Questor Investors have reached a tentative agreement with the Bank Group pursuant to which the Company's approximately $135 million of outstanding indebtedness under the 1997 Revolving Credit Facility would be refinanced as follows (the "Bank Restructuring"): (1) the Exiting Banks will transfer their interest in the indebtedness to the Company at a discount of $20.2 million, or approximately 30%, and will be paid the balance of their outstanding debt; and (2) the Remaining Banks will convert $10 million of indebtedness into shares of Common Stock at the original conversion price of $1.136 if the Private Placement is consummated on or before July 31, 2000 and $1.087 if consummated thereafter and, after an additional $7.5 million debt repayment, will convert the balance of the indebtedness into a $50 million term loan facility. The Company is also in the process of securing the 2001 Revolving Credit Facility, which is a condition of the proposed restructuring and to the Private Placement. Existing fees under the Amendment and Waiver in the amount of approximately $1.0 million will be shared among the Exiting Banks, and existing fees in the amount of approximately $0.2 million will be shared among the Remaining Banks, each on a pro rata basis. Of the total $2.7 million in amendment fees owed by the Company, approximately $0.3 million were paid in November 2000, approximately $1.2 million will be paid as set forth above, and the remainder of the fees will be waived. The agreement with the Bank Group is contingent upon, among other things, consummation of the Questor Transaction, completion of due diligence, and obtaining commitments for the asset-based facility.

         The Company is asking for your approval of the issuance of Common Stock to the Remaining Banks upon the conversion of $10 million of indebtedness under the 1997 Revolving Credit Facility, as described above. Assuming that the Private Placement is consummated on or before July 31, 2001, the date of expiration of the Company's ability to earn back the remaining Bank Warrants representing 5% of the Company's outstanding Common Stock, the conversion price of the Convertible Preferred will be $1.136 per share, resulting in the issuance upon the conversion of the indebtedness of approximately 8.8 million shares of Common Stock to the Remaining Banks. If the Private Placement is not consummated by that date, the Bank Group will be entitled to exercise the Bank Warrants for nominal consideration. As a result, the Company will be obligated to reduce the conversion price to $1.087 per share, resulting in the issuance upon the conversion of the indebtedness of approximately 9.2 million shares of Common Stock to the Remaining Banks. This issuance of Common Stock upon the conversion of indebtedness will have a further dilutive effect on the voting power and economic interests of the existing stockholders of the Company (see "What Will the Security Ownership of the Company Be Following Consummation of the Questor Transaction and the Bank Restructuring?").

WHAT ARE THE GENERAL TERMS OF THE PURCHASE AGREEMENT, THE CONSULTING AGREEMENT AND THE INDEMNIFICATION AGREEMENT?

         The following summarizes certain terms of the Purchase Agreement, the Consulting Agreement between Questor and the Company (the "Consulting Agreement") and the Indemnification Agreement among Questor, the Questor Investors and the Company (the "Indemnification Agreement"). This summary is qualified in its entirety by reference to these documents. We have attached the Purchase Agreement, the Consulting Agreement and the Indemnification Agreement as Exhibits E, F and G, respectively, for your convenience and encourage you to read each of these documents.

         Pursuant to the Purchase Agreement, the Company has agreed to issue 980,000 shares of Series B-1 Convertible Preferred to the Questor Investors for an aggregate purchase price of $49 million (the "Purchase Price"). The purchase and issuance of the Series B-1 Convertible Preferred in connection with the Private Placement will take place at a closing (the "First Closing") to be held promptly following the satisfaction of certain conditions to the First Closing or at such other date as the parties may mutually agree (the "First Closing Date"). (The Company has also agreed to issue 20,000 shares of Series B-1 Convertible Preferred to Mr. Balser on the First Closing Date. See "What Are the Terms of the Investment by Paul F. Balser?") At the First Closing Date, subject to the terms and conditions of the Purchase Agreement, the Company will deliver to the Questor Investors 980,000 shares of Series B-1 Convertible Preferred in exchange for the Purchase Price.

         Also pursuant to the Purchase Agreement, the Questor Investors have the option (the "Option") to purchase at one or more times (but not to exceed four times) up to an aggregate of 500,000 shares of Additional Convertible Preferred at a price of $50.00 per share (the "Option Shares") within three years following the Private Placement. The shares of Additional Convertible Preferred will contain the same terms as the shares of Series B-1 Convertible Preferred except that the conversion ratio will reflect an increase from the initial $1.136 conversion price (or $1.087 conversion price if the First Closing Date occurs after July 31, 2001) of 2% per quarter from the First Closing Date, subject to antidilution adjustments in the event of any stock splits, stock dividends, recapitalizations and the like.

         The Purchase Agreement contains customary representations and warranties regarding the Company's corporate status, financial statements and filings with the Securities and Exchange Commission, operations, the absence of any material adverse effect on the business, condition (financial or otherwise), properties, profitability, results of operations or prospects of the Company and its subsidiaries, taken as a whole, and other matters, including but not limited to the Board of Directors taking all necessary action to approve the Questor Transaction and any subsequent sales of shares to Questor Investors for purposes of Section 203 of the Delaware General Corporation Law, which deals with board approval for business combinations with interested stockholders. The Purchase Agreement also contains customary covenants regarding the operations of the Company prior to the First Closing Date and prior to the closing of the Back-Stop Commitment and the Additional Purchase.

         The First Closing is subject to, among other conditions, your approval of the issuance of the Convertible Preferred. Based on its evaluation of the Questor Transaction, the Board of Directors has recommended that the Company's stockholders vote for the issuance to the Questor Investors of the Convertible Preferred and the issuance of shares of Common Stock upon the conversion of such Convertible Preferred. In the event that the Company does not obtain stockholder approval, neither the Questor Investors nor the Company is required to consummate the Questor Transaction.

         The Convertible Preferred issued or to be issued to the Questor Investors pursuant to the Private Placement, the Back-Stop Commitment and the Additional Purchase will be issued in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will, therefore, be subject to transfer restrictions imposed by the Securities Act. However, pursuant to the Purchase Agreement, the Company has granted the Questor Investors certain rights to require the Company to register the Common Stock issuable upon conversion of the Convertible Preferred for resale in the future. See "What Registration Rights will the Questor Investors Have?" below.

         Pursuant to the Consulting Agreement, Questor has agreed to provide certain consulting, management and advisory services to the Company (the "Consulting Services"). As compensation for the Consulting Services, the Company will pay Questor a fee of $1,000,000 per year, such fee to be payable in quarterly installments of $250,000 in arrears, together with Questor's reasonable out-of-pocket expenses.

         Unless terminated earlier by mutual agreement, the Consulting Agreement shall continue for so long as the Questor Investors hold at least 25% of the aggregate of (i) the number of shares of Common Stock issued and outstanding pursuant to the conversion of the shares of Convertible Preferred issued under the Purchase Agreement, and (ii) the number of shares of Common Stock as are issuable upon conversion of the outstanding shares of Convertible Preferred issued under the Purchase Agreement. The Consulting Agreement will also terminate upon a merger by the Company with another entity unless the stockholders of the Company immediately prior to the consummation of such merger hold at least 50% of the shares of the surviving entity in such merger immediately after the consummation hereof.

         Pursuant to the Indemnification Agreement, the Company will indemnify the Questor Investors, Questor and their respective affiliates, together with each other director and officer of the Company from time to time ("Indemnitees), to the fullest extent permitted by applicable law (but subject to certain limitations set forth in the Indemnification Agreement), from and against any and all claims, obligations, liabilities, proceedings, investigations, losses, damages, fees and expenses, arising out of or in connection with (i) applicable securities laws, (ii) any other action or failure to act of the Company, (iii) Questor's performance of management consulting, monitoring, financial advisory or other services for the Company (including under the Consulting Agreement),
(iv) the fact that the Indemnitee is or was a shareholder, director or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of or advisor or consultant to another other enterprise or (v) any breach or alleged breach by the Indemnitee of his duty as a director or officer of the Company or any of its subsidiaries. If for any reason the indemnity provided for is unavailable or is insufficient to hold harmless any Indemnitee, the Company will be obligated to contribute to the amount paid or payable by the Indemnitee as a result of such obligation in accordance with the terms of the Indemnification Agreement.

WHAT CONDITIONS ARE THERE TO CLOSING THE QUESTOR TRANSACTION?

         The obligations of both the Questor Investors and the Company under the Purchase Agreement are subject to the satisfaction or waiver of certain conditions, including the following:

         o the Company shall have obtained all consents, permits, approvals and waivers and made all filings that are necessary or appropriate, and there shall be no legal proceedings that would prevent the Questor Transaction; and

         o the Company's stockholders shall have approved Proposals 3 and 4.

         The obligations of the Questor Investors under the Purchase Agreement are also subject to the satisfaction or waiver of certain other conditions, including the following:

         o the Company shall have obtained all necessary consents or amendments under the 1997 Revolving Credit Facility (see "What Is the Background of and the Board's Reasons for Pursuing the Questor Transaction?");

         o the correctness of the representations and warranties of the Company contained in the Purchase Agreement in all material respects as of the date of the Purchase Agreement and at the time of the closing of the Private Placement and the Back-Stop Commitment, and the performance by the Company in all material respects of all obligations and conditions required to be performed or observed on or prior to such closings;

         o the absence of any material adverse change in the business, condition (financial or otherwise), properties, profitability, results of operations or prospects of the Company and its subsidiaries, taken as a whole, after the date of signing of the Purchase Agreement;

         o the approval of the Questor Transaction by the Company's Board of Directors and stockholders, as may be required under applicable law or otherwise, including appropriate waivers under Section 203 of the Delaware General Corporation Law;

         o the receipt by the Company of resignations from those of its current directors requested by the Questor Investors and the election of those directors designated by the Questor Investors;

         o        the termination of the Company's Rights Plan;

         o the restructuring of the Company's 1997 Revolving Credit Facility and the closing of the 2001 Revolving Credit Facility, which would provide for a minimum of at least $60.0 million of availability (less any outstanding loans thereunder) for four years (assuming no material changes in the Company's accounts receivable and inventories from the First Closing Date), which may be fully drawn by the Company at any time without triggering any event of default due to the lack of any additional remaining availability under its terms, each on terms and conditions reasonably satisfactory to the Questor Investors;

         o the Company's indebtedness, plus any decrease in the Company's net working capital (as of the close of the month that is at least five days prior to the closing of the Private Placement) from the Company's net working capital as of April 30, 2001, must be less than $141.7 million;

         o the Company must have executed the Consulting Agreement and the Indemnification Agreement; and

         o the environmental representations and warranties contained in the Purchase Agreement must be true and correct, except for such breaches that are not reasonably likely to result in losses, claims, damages or liabilities in the aggregate exceeding $2.0 million (with no such loss, claim, damage or liability being counted toward the $2.0 million unless it individually exceeds $0.1 million).

HOW IS THE COMPANY'S RIGHTS PLAN BEING TERMINATED?

         A condition of the Purchase Agreement requires that the rights under the Company's Rights Agreement dated as of May 21, 1999 between the Company and State Street Bank and Trust Company (the "Rights Plan") be terminated so that neither the entering into of the Purchase Agreement nor any of the transactions contemplated by the Purchase Agreement trigger the operation of the Rights Plan or result in the distribution of separate rights certificates, the occurrence of a "Distribution Date" or a "Stock Acquisition Date" or Questor or any of its affiliates being deemed to be an "Acquiring Person." A "Distribution Date" occurs upon the earlier of 10 days following the public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 25% or more of the outstanding shares of Common Stock, or 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 25% or more of such outstanding shares of Common Stock. The Board of Directors approved this termination at the same time it approved the Purchase Agreement.

WHAT ARE THE TERMS OF THE INVESTMENT BY PAUL F. BALSER?

         At the same time as the Private Placement, Paul F. Balser, a current director of the Company, will invest $1 million in the Company for 20,000 shares of Series B-1 Convertible Preferred on substantially the same terms as the Questor Investors' purchase of Series B-1 Convertible Preferred pursuant to the Private Placement. Mr. Balser will be entitled to continue to serve on the Company's Board of Directors for so long as he and any permitted assigns continue to own at least 51% of the Series B-1 Convertible Preferred originally issued to him.

The purchase will be pursuant to the Balser Purchase Agreement, which will contain substantially the same terms and conditions as the Purchase Agreement, except that Mr. Balser will not be entitled to receive any termination fee in any circumstance where the transactions are not consummated. (See "What Fees and Expenses Are Involved in the Questor Transaction?") Mr. Balser will participate in the registration rights granted to the Questor Investors as if he were a Questor Investor.

         The Questor Investors and Mr. Balser have entered into a Shareholders Agreement pursuant to which Mr. Balser will (i) be permitted to purchase up to one-fiftieth (1/50) of the aggregate number of Option Shares (rounded to the nearest whole number) proposed to be purchased upon exercise of the Option by the Questor Investors under the Purchase Agreement; (ii) have the right to transfer a pro rata portion of Company securities owned by him upon any transfer by the Questor Investors of all or any portion of their Company securities, other than transfers by the Questor Investors to certain of their affiliates or related parties or to the public; and (iii) be obligated to sell a pro rata portion of Company securities owned by him upon the sale by the Questor Investors of 51% or more of the Company securities held collectively by them to any third party buyer in an arms-length transaction, other than sales by the Questor Investors to certain of their affiliates or related parties or to the public.

WHAT REGISTRATION RIGHTS WILL THE QUESTOR INVESTORS HAVE?

         The Questor Investors will have the ability to request that the Company register their shares of Convertible Preferred under certain circumstances. The Company has agreed that, upon written request from the holders of more than 25% of the outstanding shares of Convertible Preferred (or shares of Common Stock issued upon conversion of the Convertible Preferred), it will from time to time after six months from the closing of the Private Placement file and use its reasonable best efforts to cause to become effective up to three registrations on a form other than Form S-3 and up to four registrations on Form S-3 covering the Convertible Preferred and Common Stock issued or issuable upon conversion of the Convertible Preferred, as more fully described in the Purchase Agreement. The Company further agreed to provide the Questor Investors with certain "incidental," or "piggyback," registration rights, subject to rights of the Company's underwriters to "cut back" the number of shares to be included in such registrations in view of market conditions.

         The Company's existing stockholders who subscribe for shares of Convertible Preferred pursuant to the Rights Offering will not need registration rights because their shares will already be registered pursuant to a registration statement to be filed by the Company prior to such issuance.

HOW CAN THE PURCHASE AGREEMENT BE TERMINATED?

         The Purchase Agreement can be terminated by: (i) the mutual written consent of the Questor Investors and the Company; (ii) either the Questor Investors or the Company, if the First Closing has not occurred on or before October 31, 2001 (an "Expiration Date Termination"); (iii) either the Questor Investors or the Company, if stockholder approval of the Questor Transaction is not obtained, or if the Meeting has not been held by September 15, 2001 and, in the Questor Investors' reasonable opinion, the Company has not used its commercially reasonable efforts to hold the Meeting by such time (a "Stockholder Meeting Termination");

(iv) unilaterally by either the Questor Investors or the Company, if the other fails to perform any material covenant or agreement in the Purchase Agreement in any material respect, and does not cure the failure in all material respects within 30 business days (a "Covenant Breach Termination"); (v) either the Questor Investors or the Company, if either is prohibited by an order or injunction (other than an order or injunction on a temporary or preliminary basis) of a court of competent jurisdiction or other governmental entity from consummating the Questor Transaction and all means of appeal and all appeals from such order or injunction have been finally exhausted; (vi) the Questor Investors, if the Board withdraws or adversely modifies its recommendation that the stockholders approve the Purchase Agreement and the transactions contemplated thereby (a "Board Recommendation Termination"); or (vii) the Company, if the Board determines to enter into or consummate an alternative transaction that the Board, in accordance with the procedures set forth in the Purchase Agreement, determines is superior to the Questor Transaction (a "Superior Proposal Termination").

WHAT FEES AND EXPENSES ARE INVOLVED IN THE QUESTOR TRANSACTION?

         Upon the closing of the Private Placement, the Company will be required to pay a transaction fee of $2.5 million to Questor. If the Private Placement is not consummated as a result of the occurrence of any of the following events, the Company will be required to pay to the Questor Investors a termination fee in the amount of $3 million:

         o        the occurrence of a Superior Proposal Termination; or

         o the occurrence of (i) (A) an Expiration Date Termination or a Board Recommendation Termination or (B) at any time after a proposal for an alternative transaction has been made, a Stockholder Meeting Termination or (C) a Covenant Breach Termination by the Questor Investors, and (ii) within 12 months thereafter, any person completes a merger, consolidation or other business combination with the Company or any of its subsidiaries, or the purchase from the Company, any of its subsidiaries, or the stockholders of the Company, of 40% or more (in voting power) of the voting securities of the Company or of 40% or more (in market value) of the assets of the Company and its subsidiaries, on a consolidated basis.

         The Company also is obligated to reimburse the Questor Investors for their fees and expenses incurred in connection with the Questor Transaction upon consummation of the Questor Transaction and in certain other circumstances where the Purchase Agreement is terminated, other than as a result of a breach by the Questor Investors of their obligations thereunder. After consummation of the Private Placement, the Company will pay an annual $1 million consulting fee to Questor pursuant to the Consulting Agreement.

         As discussed above under "What Is the Opinion of the Company's Financial Advisor," upon consummation of the Private Placement, the Company will be obligated to pay Bear Stearns a fee of approximately $4.55 million, plus certain out-of-pocket expenses, for its financial advisory services.

WHAT ARE THE PRINCIPAL TERMS OF THE CONVERTIBLE PREFERRED?

         The following summarizes certain rights and preferences of the Convertible Preferred. The summary is qualified in its entirety by, and you should read it in conjunction with, the complete terms and conditions contained in the Certificate of Designation attached hereto as Exhibit H.

         DIVIDENDS: Outstanding shares of Convertible Preferred will be entitled to receive dividends, in preference to all other capital stock of the Company, at the rate of 12% per annum, which will accrue and be cumulative from their original issue date. The dividends on the Convertible Preferred will accrue on each share from its issuance on a daily basis, whether or not earned or declared. Dividends will be payable, at the Company's option, either in the form of additional shares of Convertible Preferred or cash. The Convertible Preferred will also participate, on an as-converted basis, with the Common Stock in any dividends that may be declared and paid after the payment of preferential dividends. The Company expects the loan documentation governing its new $50 million term loan facility and the 2001 Revolving Credit Facility to contain certain restrictive covenants. Such restrictions will likely limit or prohibit, among other things, the ability of the Company to pay cash dividends on shares of Convertible Preferred. Any dividends, if paid in the form of additional shares of Convertible Preferred, will result in further dilution to the existing holders of Common Stock.

         LIQUIDATION PREFERENCE: In the event of the Company's liquidation, dissolution or winding up, and there being assets or funds available for distribution to the stockholders of the Company, the holders of the Convertible Preferred will receive, in preference to the holders of any other Company capital stock, an amount equal to the investment value per share ($50.00) of each share of Convertible Preferred plus any accrued but unpaid dividends, and will share ratably in any remaining assets of the Company on an as-converted basis.

         CONVERSION RIGHTS: The holders of shares of the Convertible Preferred shall have the right to convert such shares at any time prior to the eighth anniversary of their issuance, at the holder's option, into shares of Common Stock at an initial conversion price of $1.136, subject to certain adjustments (the "Conversion Price"). Additionally, the conversion ratio on any shares of Additional Convertible Preferred will reflect an increase from the initial $1.136 conversion price of 2% per quarter from the date of closing of the Private Placement. The Conversion Price is also subject to adjustment from time to time on a proportional basis in the event of stock dividends or splits, reclassifications, reorganizations, mergers or sales of assets or other events that would otherwise dilute the number of shares into which the Convertible Preferred is convertible and on a weighted average basis in the event of the issuance of Common Stock below fair market value or the issuance of options, rights, warrants or other convertible securities with exercise or conversion prices below the fair market value of the Common Stock. If the Company is not able to earn back the remaining Bank Warrants representing 5% of the Company's outstanding Common Stock as discussed above, then the Conversion Price shall be adjusted downward to $1.087. See "What Will the Security Ownership of the Company Be Following Consummation of the Questor Transaction and the Bank Restructuring?" for a description of how the adjusted conversion price would affect security ownership. If not already converted, the Convertible Preferred will be automatically converted into shares of Common Stock on the eighth anniversary of their original issue date. In addition, holders of at least two-thirds of the outstanding shares of Convertible Preferred may elect to cause the conversion of all of the Convertible Preferred into Common Stock at any time.

         VOTING RIGHTS: So long as any share of Convertible Preferred is outstanding, each holder is entitled to vote in person or by proxy or written consent on all matters voted on by holders of Common Stock voting together as a single class with other shares entitled to vote thereon. With respect to any such vote, each share of Convertible Preferred will have the number of votes per share as is equal to the number of votes per share that such holder would be entitled to cast had such holder converted his shares of Convertible Preferred into Common Stock as of the record date for such vote. The consent of the holders of a majority of the outstanding Convertible Preferred is also required for the payment or declaration of any dividend on junior stock and for the creation or issuance of any stock with preference or priority over the Convertible Preferred. The Convertible Preferred does not have any other voting rights except as required by Delaware law.

HOW WILL THE COMPANY USE THE PROCEEDS FROM THE QUESTOR TRANSACTION?

         The Company intends to use the net proceeds from the sale of the Convertible Preferred primarily to reduce outstanding debt under the 1997 Revolving Credit Facility. A portion of the proceeds may also be used for capital expenditures, most notably the HDS project of the Company's needle coke affiliate, as well as to pay the fees and expenses associated with the Questor Transaction and for working capital purposes. The reduction in outstanding debt will reduce the leverage of the Company and provide it with needed flexibility.

WHAT ARE THE GENERAL TERMS OF THE RIGHTS OFFERING?

         If Proposals 3 and 4 are approved by the stockholders at the Meeting, the Company currently intends to commence a Rights Offering as soon as practicable following the First Closing Date. The Company expects to distribute
0.036 of a transferable right (a "Right") to purchase one share of Series B-1 Convertible Preferred with respect to each share of Common Stock outstanding as of the record date for the Rights Offering. The Rights will be distributed at no cost to the record holders. Each Right will entitle the holder to purchase, at $50.00 per share, one share of Series B-1 Convertible Preferred. No fractional Rights or cash in lieu of fractional Rights will be issued or paid, and the number of Rights distributed to each holder of Common Stock will be rounded up to the nearest whole number of Rights. The Bank Group has agreed to waive its right to participate in the Rights Offering.

         All Rights would cease to be exercisable 20 business days after the commencement of the Rights Offering, unless extended by the Company. All of the terms and conditions of the Rights Offering will be determined by the Board of Directors immediately prior to the commencement of the Rights Offering, and may be different from those described above. The Board of Directors reserves the right not to commence the Rights Offering until such time as it is in the best interests of the Company and the stockholders.

         Pursuant to the Purchase Agreement, the Questor Investors have agreed to purchase remaining shares of Convertible Preferred not subscribed for by the existing common stockholders, up to a maximum aggregate purchase price of $15 million.

         Stockholders of the Company will not vote on the Rights Offering. However, the Company's ability to consummate the Rights Offering is dependent upon stockholder approval of Proposals 3 and 4.

         THIS PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY CONVERTIBLE PREFERRED OR COMMON STOCK. ANY OFFER SHALL BE MADE ONLY THROUGH A SEPARATE PROSPECTUS, PURSUANT TO WHICH THE CONVERTIBLE PREFERRED WILL BE REGISTERED UNDER THE SECURITIES ACT. SUCH PROSPECTUS WILL BE DISTRIBUTED AFTER THE MEETING.

         THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION AS TO WHETHER STOCKHOLDERS SHOULD EXERCISE ANY RIGHTS THAT MAY BE ISSUED TO THEM.

WHO ARE THE QUESTOR INVESTORS?

         The information in this section has been provided to the Company by the Questor Investors, who are solely responsible for its content.

         The Questor Investors are private investment funds managed by Questor, which is based in Southfield, Michigan. Questor manages over $1 billion of equity investment funds created to bring capital, turnaround and management assistance to non-core units of Fortune 1000 companies, businesses yet to realize their full potential, and underperforming and financially distressed companies.

         The Company has been advised that Questor takes an active role in the portfolio companies of the funds it manages. Typically, Questor develops a profit-improvement or restructuring plan and assists management in implementing this plan.

         Companies currently in the Questor portfolio include Channel Master, the world's largest and leading manufacturer of antenna systems, satellite dishes and related electronics and other equipment; Aegis Communications Group Inc., the sixth largest teleservices company in the United States; and Schwinn/ GT Corp., a supplier of high quality cycling and fitness equipment. Companies formerly owned by funds managed by Questor include Ryder TRS, a provider of truck rentals and related moving supplies and services to the consumer and light commercial markets in the United States, which was sold to Budget Group, Inc. in 1998, and AP Automotive Systems, one of the world's largest integrated suppliers of automotive exhaust systems, which was sold to Faurecia Automotive Holding, Inc. in 1999.

         For a description of the business backgrounds of certain Questor personnel, namely, Robert E. Shields, David M. Wathen and Terry M. Theodore, see "Questor Director Nominees."

WHAT ARRANGEMENTS HAVE BEEN MADE FOR MANAGEMENT IN CONNECTION WITH THE QUESTOR TRANSACTION?

         Mr. Fowler, the Chairman, President and Chief Executive Officer of the Company, and Mr. Weaver, the Senior Vice President and General Manager - Electrodes and Graphite Specialty Products of the Company, are parties to employment agreements which were entered into prior to the commencement of the discussions with Questor. Each agreement, which expires on August 31, 2001 in the case of Mr. Fowler and January 31, 2002 in the case of Mr. Weaver, provides, among other things, that each executive may terminate his employment and receive specified severance payments if, on or after the occurrence of a Change of Control (as defined in the agreements), there occurs a material reduction or unfavorable change in the responsibilities of the executive, a decrease in the executive's salary or bonus award potential or material decrease in his benefits, a change in the location at which the executive's duties are to be performed of more than 20 miles from the Company's Pittsburgh, Pennsylvania offices or the Company decides not to extend the employment agreement on terms and conditions at least as favorable as those set forth in such agreement. The severance payment, which is payable in cash in a lump sum, is equal to 2.99 times the executive's base salary plus 2.99 times the average of the previous two years of bonus plan payments and the continuation of the medical, dental and life insurance benefits for 36 months, provided that such payment will be limited to an amount which would not constitute a non-deductible "excess parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). The Questor Transaction will constitute a Change of Control under these agreements and the selection of a Questor designee as Chairman of the Company, as presently contemplated, would constitute a change in responsibilities for Mr. Fowler which would entitle him to his severance payment. However, Mr. Fowler and Questor are discussing a modification of the agreement which would provide that he would continue as Chief Executive Officer of the Company under his current employment agreement but could terminate his employment at any time for any reason and receive a severance payment equal to one year of salary and the continuation of insurance benefits for twelve months.

         Mr. Trigg, Vice President and General Manager - Seadrift Coke, L.P., Mr. Hacetoglu, Vice President and General Manager - Carbide Products, and Mr. Damian, Vice President-Human Resources, each entered into a severance agreement with the Company in May 2001 which provides for two years of salary and medical coverage continuation if, within one year following the occurrence of a Change of Control, the Company or the controlling party terminates the executive for any reason other than Cause (as defined in the agreements) or such executive terminates his employment as a result of a material reduction or unfavorable change in the duties and responsibilities of the executive, or a decrease in the executive's salary or a material decrease in benefits. Such payments will be limited to an amount which would not constitute a non-deductible "excess parachute payment" under Section 280G of the Code. The Board believed it was important to retain the services of key senior executives of the Company during this period and that the severance agreements would help to encourage this result. The severance agreements entered into in May 2001 replaced previous severance agreements for Messrs. Trigg, Hacetoglu and Damian and in each case the agreements include confidentiality and non-competition provisions. Certain other members of management have entered into severance agreements similar to those described above.

         Since January 1, 2001, each of Messrs. Fowler, Weaver, Damian, Hacetoglu and Trigg have taken a voluntary 10% reduction in base salary in an effort to improve cash flow and demonstrate commitment to the Company's long-term success.

         The Company understands that Questor currently intends to reconstitute the Board of Directors after the Questor Transaction so that the Board will consist of four designees of Questor and three current directors of the Company:
Messrs. Fowler, Balser and Ball.

         The consummation of the Questor Transaction could accelerate the vesting of the Company's outstanding stock options under its 1995 Stock-Based Incentive Compensation Plan, 1998 Stock-Based Incentive Compensation Plan and Non-Employee Director Stock-Based Incentive Compensation Plan if a participant under such plans were to be involuntarily terminated within 18 months after such consummation, but virtually all such options provide for exercise prices substantially in excess of the current market price of the Company's Common Stock.

WHAT WILL THE SECURITY OWNERSHIP OF THE COMPANY BE FOLLOWING CONSUMMATION OF THE QUESTOR TRANSACTION AND THE BANK RESTRUCTURING?

         The following table sets forth certain information with respect to the presently anticipated beneficial ownership of the securities of the Company following consummation of the Private Placement and the Bank Restructuring. The information set forth below assumes the purchase of between $49 million and $89 million of Convertible Preferred by the Questor Investors and the purchase of $1 million of Series B-1 Convertible Preferred by Mr. Balser. Shares of Common Stock underlying outstanding options of the Company are not deemed to be outstanding.

                 Number and Percent of Shares in the Company (1)

                                                     Assumes No Additional Preferred Issued
                           -----------------------------------------------------------------------------------------
                                100% Rights Offering Participation             0% Rights Offering Participation by
                                   by Existing Stockholders(2)                       Existing Stockholders(3)
                           -----------------------------------------------------------------------------------------
                                 Series B-1                                   Series B-1
                                Convertible            Underlying             Convertible              Underlying
Beneficial Owner                 Preferred          Common Stock (4)           Preferred            Common Stock (4)
------------------------   -----------------------------------------------------------------------------------------

Questor Investors.......      980,000 / 75.4%      43,133,803 / 57.4%      1,280,000 / 98.5%     56,338,028 / 74.9%
Bank Group(5)...........            - / -           9,635,951 / 12.8%              - / -          9,635,951 / 12.8%
Paul Balser.............       20,000 /  1.5%         880,282 /  1.2%         20,000 /  1.5%        880,282 /  1.2%
Other Stockholders......      300,000 / 23.1%      21,535,567 / 28.6%              - / -          8,331,342 / 11.1%
                             ----------------      ------------------      -----------------     ------------------
                             1,300,000/100.0%      75,185,603 /100.0%      1,300,000 /100.0%     75,185,603 /100.0%


                                                    Assumes $25 Million Additional Preferred Issued
                            -----------------------------------------------------------------------------------------------
                                100% Rights Offering Participation                 0% Rights Offering Participation by
                                    by Existing Stockholders(2)                           Existing Stockholders(3)
                            -----------------------------------------------------------------------------------------------
                               Convertible                Underlying               Convertible               Underlying
Beneficial Owner                Preferred              Common Stock(4)              Preferred             Common Stock(4)
------------------------    -----------------------------------------------------------------------------------------------

Questor Investors.......    1,480,000 / 82.2%        65,140,845 / 67.0%         1,780,000 / 98.9%        78,345,070 / 80.6%
Bank Group(5)...........            - / -             9,635,951 /  9.9%                 - / -             9,635,951 /  9.9%
Paul Balser.............       20,000 /  1.1%           880,282 /  0.9%            20,000 /  1.1%           880,282 /  0.9%
Other Stockholders......      300,000 / 16.7%        21,535,567 / 22.2%                 - / -             8,331,342 /  8.6%
                            -----------------        ------------------         -----------------        ------------------
                            1,800,000 /100.0%        97,192,645 /100.0%         1,800,000 /100.0%        97,192,645 /100.0%

-----------------

1. Assumes (i) consummation of the Questor Transaction and the Bank Restructuring on or before July 31, 2001, (ii) that the Company has earned back Bank Warrants for 416,567 shares of Common Stock and (iii) a $1.136 per share Conversion Price for the Convertible Preferred. In the event the Questor Transaction and the Bank Restructuring are not consummated until after July 31, 2001, the Company will not be able to earn back such Bank Warrants and the Conversion Price will adjust to
         1.087 per share. In such event, the number of shares of Common Stock set forth above would be appropriately adjusted so that (i) the percentage ownership of Common Stock by the Bank Group would increase, and the percentage ownership of Common Stock by the Other Stockholders would correspondingly decrease, by 0.5% in the circumstance where no Additional Preferred is deemed to have been issued and (ii) the percentage ownership of Common Stock of the Bank Group would increase, and the percentage ownership of Common Stock by the Other Stockholders would correspondingly decrease, by 0.4% in the circumstance where $25 million of Additional Preferred is deemed to have been issued. The table does not take into account any additional shares of Convertible Preferred which may be issued as payment-in-kind dividends on outstanding shares of Convertible Preferred.

2. Assumes no purchase of Series B-1 Convertible Preferred by the Questor Investors in the Rights Offering.

3. Assumes purchase of $15 million of Series B-1 Convertible Preferred by the Questor Investors in the Rights Offering.

4. Assumes conversion of all the outstanding shares of Convertible Preferred into Common Stock at Conversion Price of $1.136.

5. Assumes conversion of $10 million of Bank Group debt into Common Stock and the exercise of Bank Warrants for 833,134 shares of Common Stock.

WHY DID THE BOARD APPROVE THE QUESTOR TRANSACTION?

         The Board unanimously approved the Questor Transaction and believes it is in the best interests of both the Company and its stockholders. Therefore, the Board unanimously recommends that you vote FOR approval of Proposal 3.

         In reaching its determination to approve the Questor Transaction, the Board considered a variety of factors, although it did not assume any relative or specific weight to the factors considered. However, no assurances can be given that the Company will realize all of the benefits described below if the proposed Questor Transaction is consummated. The factors considered included the following:

         (a)      pay down revolving debt thereby reducing financial leverage;

         (b) fund potential revenue growth and required additional working capital;

         (c) provide for additional capital investment required for new technology and new site development, including the proposed HDS project at the Company's needle coke affiliate; and

         (d)      avoid the addition of debt to the Company's capital structure.

         The primary reasons the Board selected the Questor Proposal were: (1) the Questor Proposal offered a cash infusion into the Company, which would enable the Company to pay down and restructure its bank debt, reduce the increasing pressure being applied on the Company by the Bank Group and continue funding various capital improvements, especially the above-described HDS project; (2) the rights offering component allowed existing stockholders to participate significantly in the purchase of the Convertible Preferred at the same price as is to be paid by the Questor Investors; (3) the Questor Proposal presented no significant antitrust concerns; (4) the Questor Investors had prior experience assisting companies experiencing operating and financial difficulties; and (5) the Questor Proposal, in the opinion of the Board, offered a higher likelihood of consummation, especially in light of the significant potential U.S. antitrust and financing issues raised by certain of the other proposed transactions.

WHAT ARE THE DISADVANTAGES OF THE QUESTOR TRANSACTION?

         The Board considered and discussed certain potential negative factors and risks that could arise or do arise from consummation of the Questor Transaction, including, among others, the dilution to existing stockholders, the change of control, the costs involved, the time and effort required of management, the potential adverse consequences of the Company's concentration of ownership among a small number of stockholders, including the dilution in each current stockholder's percentage ownership in the Company, and the risk that the benefits of the proposed transaction might not be fully realized. The Questor Investors would also, through their ownership of a majority of the Company's voting securities and their control of the Board of Directors, be able to block major transactions, including possible change of control transactions. The Board believes, however, that the benefits and advantages of the proposed transaction outweigh the negative factors and risks. In view of the wide variety of factors, both positive and negative, considered by the Board, the Board did not find it practicable to quantify or otherwise assign weights to the specific factors considered.

WHY IS THE COMPANY ASKING FOR YOUR APPROVAL?

         The Purchase Agreement requires the Company to seek your approval of the Questor Transaction and the sale of the Convertible Preferred to the Questor Investors.

WHAT DOES THE BOARD RECOMMEND WITH RESPECT TO THIS PROPOSAL?

         THE BOARD OF DIRECTORS BELIEVES THAT THIS PROPOSAL IS ADVISABLE AND IN THE BEST INTERESTS OF BOTH THE COMPANY AND ITS STOCKHOLDERS FOR THE REASONS STATED ABOVE. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

                              ---------------------

                              PROXY PROPOSAL NO. 4
                          APPROVAL OF AMENDMENT TO THE
                                 FOURTH ARTICLE

                              ---------------------


WHAT IS THE COMPANY ASKING YOU TO APPROVE?

         In contemplation of the Questor Transaction, but subject to the closing of such transaction, the Board of Directors also approved an amendment to
Section 4.1 of the Fourth Article of the Charter to increase the total number of shares of all classes of stock which the Company may issue from 20,000,000 to 255,000,000, consisting of increasing the authorized shares of Common Stock from 18,000,000 to 250,000,000 and preferred stock from 2,000,000 to 5,000,000.

WHAT IS THE CURRENT NUMBER OF OUTSTANDING COMPANY SHARES?

         As of May 31, 2001, the Company had the following number of authorized, and issued and outstanding, shares of the following capital stock:

                                                                     ISSUED AND
                                                     AUTHORIZED     OUTSTANDING
                                                     ----------     -----------
Common Stock.....................................    18,000,000      8,331,342
Series A Junior Participating Preferred Stock....        10,000             --
Undesignated Preferred...........................     1,990,000             --

         The Series A Junior Participating Preferred Stock is reserved pursuant to the Company's Rights Agreement, which will be terminated prior to the closing of the Private Placement.

WHAT ARE THE REASONS FOR THE AMENDMENT TO THE FOURTH ARTICLE?

         With the issuance of up to an aggregate of 1,800,000 shares of Convertible Preferred to the Questor Investors pursuant to the Purchase Agreement and to Mr. Balser pursuant to the Balser Agreement, which are convertible into Common Stock at an initial conversion price of $1.136 (or $1.087 if the Private Placement is consummated after July 31, 2001), the Company will need additional shares of authorized but unissued Common Stock to reserve for issuance upon the conversion or exercise of the Convertible Preferred, warrants, employee stock options and future issuances of Common Stock for capital formation, acquisition, employee incentives and other corporate purposes. The Convertible Preferred shall be convertible into the number of shares of Common Stock equal to the Conversion Price of $1.136 (or $1.087 if the Private Placement is consummated after July 31, 2001) divided into the Convertible Preferred's "Investment Value," comprised of $50.00 per share, subject to any antidilution adjustments, including that discussed above. Assuming a Conversion Price of $1.136 per share, the maximum number of shares of Common Stock issuable upon conversion of the Convertible Preferred into Common Stock (subject to adjustment as provided in the Certificate of Designation of the Convertible Preferred) will be 57,218,310 before the issuance of any Additional Convertible Preferred, or 79,225,352 assuming the issuance of the full amount of the Additional Convertible Preferred. Although the number of shares of Convertible Preferred issuable pursuant to the Purchase Agreement is less than the number of shares of preferred stock currently authorized, the Company must nevertheless increase its authorized preferred stock to accommodate any dividends payable in kind on the Convertible Preferred.

         Accordingly, the Board of Directors has approved the following amendment, and recommends your adoption and approval of this amendment. Article Fourth, as recommended to be amended, will provide as follows:

         ARTICLE FOURTH

         Section 4.1. Authorized Capital. The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 255,000,000, consisting of 250,000,000 shares of common stock, par value $.01 per share (the "Common Stock") and 5,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock").

         At any time and from time to time when authorized by resolution of the Board of Directors and without any action by its stockholders, the Corporation may issue or sell any shares of its capital stock of any class or series, whether out of the unissued shares thereof authorized by the Certificate of Incorporation of the Corporation as originally filed or by an amendment thereof or out of shares of its capital stock acquired by it after the issue thereof, and whether or not the shares thereof so issued or sold shall confer upon the holders thereof the right to exchange or convert such shares for or into other shares of capital stock of the Corporation of any class or classes or any series thereof. When similarly authorized, but without any action by its stockholders, the Corporation may issue or grant rights, warrants or options, in bearer or registered or such other form as the Board of Directors may determine, for the purchase of shares of the capital stock of any class or series of the Corporation within such period of time, or without limit as to time, to such aggregate number of shares, and at such price per share, as the Board of Directors may determine. Such rights, warrants or options may be issued or granted separately or in connection with the issue of any bonds, debentures, notes, obligations or other evidences of indebtedness or shares of the capital stock of any class or series of the Corporation and for such consideration and on such terms and conditions as the Board of Directors in its sole discretion may determine. In each case the consideration to be received by the Corporation for any such shares so issued or sold shall be such as shall be fixed from time to time by resolution by the Board of Directors. Each share of the capital stock of the Corporation issued or sold pursuant to the foregoing provisions of this Section 4.1 and the full consideration for which in each case as so fixed by the Board of Directors shall have been paid or delivered to the Corporation, shall be conclusively deemed to be fully paid stock and shall not be liable to any further call or assessments thereon, and the holders thereof shall not be liable for any further payments in respect thereof. The Corporation may receive in payment, in whole or in part, for any shares of its capital stock issued or sold by it, cash, labor done, personal property or real property or leases thereof, and in the absence of actual fraud in the transaction, the judgment of the Board of Directors as to the value of the labor, personal property or real property or leases thereof so received shall be conclusive.

         The issuance of new series of Preferred Stock from time to time would likely affect the holders of Common Stock by taking priority as to distributions by the Company of dividends or of assets remaining after the payment of creditors upon the liquidation or dissolution of the Company. In addition, special voting rights and rights to convert Preferred Stock into Common Stock would reduce the voting power of holders of the Common Stock.

WHY DID THE BOARD APPROVE THE AMENDMENT TO THE FOURTH ARTICLE?

         The Board of Directors adopted the amendment to the Fourth Article in connection with the Questor Transaction, and the approval of the amendment is a condition to the consummation of the Questor Transaction. In approving Proposal 4, the Board in part was simply recognizing the need for additional shares of Common Stock to satisfy the Company's possible obligations under the terms of the Convertible Preferred and the need for additional shares of Preferred Stock to accommodate any dividends payable in kind on the Convertible Preferred. In approving Proposal 4, the Board of Directors determined that it is in the best interests of both the Company and its stockholders to allow the Company more flexibility in its capital structure and to enable the Company to meet its obligations with respect to shares of convertible securities. Consequently, the Board of Directors believes that approval of the increase in the authorized Common Stock is in the best interests of both the Company and its stockholders and recommends your approval of the amendment to the Fourth Article to the Charter.

WHY IS THE COMPANY ASKING FOR YOUR APPROVAL?

         The Company's Charter requires your approval for its amendment to increase the number of authorized shares of capital stock.

WHAT DOES THE BOARD RECOMMEND WITH RESPECT TO THIS PROPOSAL?

         THE BOARD OF DIRECTORS BELIEVES THAT THIS PROPOSAL IS ADVISABLE AND IN THE BEST INTERESTS OF BOTH THE COMPANY AND ITS STOCKHOLDERS FOR THE REASONS STATED ABOVE. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

                              ---------------------

                         STOCKHOLDER PROPOSALS FOR 2001

                              ---------------------


         Stockholder proposals intended to be presented at the 2001 Special Meeting in Lieu of Annual Meeting of Stockholders must be received by the Company for inclusion in its Proxy Statement and form of proxy relating to that meeting by July 1, 2001. Reference is also made to Section 6 of Article II of the Company's By-laws regarding nomination of directors as discussed on page 7 of this Proxy Statement.

         UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

         The following unaudited condensed consolidated pro forma financial statements of the Company have been prepared to give effect to the following:

         o the proposed issuance of 1,000,000 shares of Series B-1 Convertible Preferred, for a total of $50.0 million, pursuant to the Private Placement and the Balser Agreement;

         o the proposed issuance of 300,000 shares of Series B-1 Convertible Preferred, for a total of $15.0 million, pursuant to the Rights Offering;

         o the proposed establishment of a $50.0 million term loan facility with a maturity date of August 1, 2006 (the "Term Loan");

         o the proposed establishment of a $60.0 million senior secured revolving credit facility with a maturity date of August 1, 2005 (the "2001 Revolving Credit Facility");

         o the proposed extinguishment of the existing $135.0 million of outstanding debt under the 1997 Revolving Credit Facility through a combination of $20.2 million of debt forgiveness, $10.0 million of debt converted into 8,802,817 shares of Common Stock (which assumes that the Private Placement is consummated on or prior to July 31, 2001 such that the Company earns back the Bank Warrants representing 5% of the outstanding

                  Common Stock and the conversion price remains $1.136) and $92.9 million of debt repayment; and

         o the payment of $13.2 million in transaction fees and debt issuance costs.

         The Series B-1 Convertible Preferred issued in the Private Placement and the Rights Offering is convertible into Common Stock at the initial conversion price of $1.136 per share (or $1.087 if the Private Placement is consummated after July 31, 2001), subject to adjustment in accordance with the Certificate of Designation. The shares issued in the Private Placement initially are convertible into 44,014,084 shares of Common Stock and the shares issued in the Rights Offering initially are convertible into 13,204,225 shares of Common Stock. These shares are also subject to cumulative participating dividends that accrue at 12% annually, compounded quarterly, and are payable quarterly in the form of cash or additional shares of Series B-1 Convertible Preferred with the same rights as described above. The voting rights are determined on an as-converted basis.

         In addition, pursuant to the Additional Purchase, Questor has the option to purchase up to 500,000 shares of Additional Convertible Preferred for an aggregate of $25.0 million in up to four tranches over a period of three years. These shares have the same dividend and voting rights as the shares of Series B-1 Convertible Preferred issued in the Private Placement and the Rights Offering except that the initial conversion price of $1.136 per share (or $1.087 if the Private Placement is consummated after July 31, 2001) is subject to a 2% increase per quarter. The Company does not expect the Questor Investors to immediately exercise the option to purchase Additional Convertible Preferred and, as a result, the Additional Purchase is not reflected in these pro forma statements.

         For purposes of determining the fair value of the stock issued in the Questor Transaction, these pro forma statements assume a closing date for the transaction of April 30, 2001. The closing stock price of the Company's Common Stock on the NASDAQ National Market System as of that date was $1.65625 per share. Additionally, these pro forma statements do not assume that the outstanding unearned warrants of 416,567 issued in connection with the 1997 Revolving Credit Facility will be earned since the Company expects to complete the Questor Transaction prior to July 31, 2001. If the Questor Transaction is not completed prior to July 31, 2001, the conversion price of $1.136 per share will be adjusted to $1.087 per share. If the conversion price were $1.087, the earnings for the year ended July 31, 2000 would be a loss of $3.07 per share and for the six months ended January 31, 2001 would be a loss of $0.57 per share, primarily as a result of an increase in preferred stock dividends of $4.8 million and $0.3 million, respectively.

         The adjustments presented are based upon available information and include certain assumptions and adjustments that the Company believes are reasonable under the circumstances. These adjustments are directly attributable to the proposed Questor Transaction and are expected to have a continuing impact on the Company's business, results of operations and financial condition.

     The unaudited historical condensed consolidated balance sheet of the Company as of January 31, 2001 and the unaudited historical condensed consolidated statement of operations of the Company for the six months ended January 31, 2001 were derived from the Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 2001 filed with the Securities and Exchange Commission on March 26, 2001. The historical condensed consolidated statement of operations for the year ended July 31, 2000 was derived from the audited consolidated financial statements of the Company included in its 2000 Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 14, 2000.

         The unaudited pro forma condensed consolidated balance sheet of the Company as of January 31, 2001 gives effect to the proposed Questor Transaction as if it occurred on January 31, 2001. The unaudited pro forma condensed consolidated statements of operations of the Company for the year ended July 31, 2000 and for the six months ended January 31, 2001 give effect to the proposed Questor Transaction as if it occurred on August 1, 1999.

         The unaudited pro forma financial information and related notes are provided for informational purposes only and do not necessarily reflect the results of operations or financial condition of the Company that would have actually resulted had the acquisitions referred to above been consummated as of the dates indicated and are not intended to project the Company's financial condition or results of operations for any future period. The unaudited pro forma condensed consolidated statement of operations for the year ended July 31, 2000, does not include the estimated effect of a non-recurring before tax extraordinary gain of $17.3 million associated with the extinguishment of the Company's debt.

         The unaudited pro forma financial information should be read in conjunction with the audited consolidated financial statements and related notes as of July 31, 2000 and 1999, and for each of the three years in the period ended July 31, 2000 and "Management's Discussion and Analysis" included in the Company's 2000 Annual Report on Form 10-K. The unaudited pro forma financial information should also be read in conjunction with the Company's unaudited condensed consolidated financial statements and related notes as of January 31, 2001, and for the six months ended January 31, 2001 and "Management's Discussion and Analysis" included in the Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 2001.

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF JANUARY 31, 2001
                             (DOLLARS IN THOUSANDS)

                                          The                                 The
                                    Carbide/Graphite                   Carbide/Graphite
                                      Group, Inc.                        Group, Inc.
                                    and Subsidiaries                   and Subsidiaries
                                       Historical       Adjustments       Pro forma
---------------------------------------------------------------------------------------
Cash and cash equivalents              $      --        $   6,278  A      $   6,278
Accounts receivable - trade, net          35,441                             35,441
Inventories                               65,075                             65,075
Deferred income taxes                      3,587                              3,587
Other current assets                       4,531                              4,531
                                       ---------        ---------         ---------
  Total current assets                   108,634            6,278           114,912

Property and equipment, net              121,830                            121,830
Deferred income taxes                      4,712           (4,712) B             --
Other assets, net                          7,777            1,288  C          9,065
                                       ---------        ---------         ---------

  Total assets                         $ 242,953        $   2,854         $ 245,807
                                       =========        =========         =========

Overdrafts                             $   2,604        $  (2,604) A      $      --
Accounts payable, trade                   20,031                             20,031
Antitrust claims reserve                   2,747                              2,747
Income taxes payable                       1,639                              1,639
Other current liabilities                 12,716                             12,716
                                       ---------        ---------         ---------
  Total current liabilities               39,737           (2,604)           37,133

Long-term debt                           123,137          (77,717) D         45,420
Other liabilities                         12,305            2,211  B         14,516
                                       ---------        ---------         ---------

  Total liabilities                      175,179          (78,110)           97,069
                                       ---------        ---------         ---------

Preferred stock                               --               13  E             13
Common Stock                                  99               88  E            187
Additional paid-in capital                36,712          100,247  E        136,959
Retained earnings                         40,415          (19,384) F         21,031
Other stockholders' equity                (9,452)                           (9,452)
                                       ---------        ---------         ---------

  Total stockholders' equity              67,774           80,964           148,738
                                       ---------        ---------         ---------

  Total liabilities and
    stockholders' equity               $ 242,953        $   2,854         $ 245,807
                                       =========        =========         =========

      See notes to unaudited pro forma condensed consolidated balance sheet

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)

(A) Represents the following adjustments to cash and cash equivalents and overdrafts:

         Proceeds from the Private Placement                         $50,000
         Proceeds from the Rights Offering                            15,000
         Proceeds from the Term Loan                                  50,000
         Repayment of the Revolving Credit Facility                  (92,937)
         Transaction costs including debt issuance costs
           for the Term Loan                                         (13,181)
         Repayment of overdrafts                                      (2,604)
                                                                     -------
                                                                      $6,278
                                                                     =======

         Subsequent to January 31, 2001, the Company borrowed additional amounts under the 1997 Revolving Credit Facility. As a result, actual cash proceeds will be less than $6.3 million.

(B) Represents the utilization of $6.9 million of net operating losses as a result of the before tax extraordinary gain of $17.3 million related to the extinguishment of debt.

(C) Represents the write-off of $1.9 million of debt issuance costs related to the 1997 Revolving Credit Facility and debt issuance costs of $3.2 million related to the establishment of the Term Loan and the 2001 Revolving Credit Facility.

(D)      Represents the following adjustments related to long-term debt:

         Term Loan                                                     $50,000
         Repayment of 1997 Revolving Credit Facility                   (92,937)
         Forgiveness of debt under 1997 Revolving Credit Facility (20,200) Conversion of debt under 1997 Revolving Credit Facility into 8,802,817 shares Common Stock at a conversion price
           of $1.136 per share                                         (10,000)
         Discount on Term Loan as a result of Common Stock issued in debt conversion with a fair value of $1.65625 and a
           conversion price of $1.136 per share                         (4,580)
                                                                      --------
                                                                      $(77,717)
                                                                      ========

(E) Represents the following adjustments to preferred stock, Common Stock and additional paid-in capital:

         Proceeds from the Private Placement                           $50,000
         Proceeds from the Rights Offering                              15,000
         Conversion of $10,000 of debt under the 1997 Revolving
           Credit Facility into 8,802,817 shares of Common Stock
           with a fair value of $1.65625 per share(1)                   14,580
         Beneficial conversion feature(2)                               29,768
         Estimated transaction costs                                    (9,000)
                                                                      --------
                                                                      $100,348
                                                                      ========

(1) The fair value of $1.65625 is based on an assumed closing date for the transaction of April 30, 2001.

(2) The beneficial conversion feature was calculated based on the difference between the conversion price per share of $1.136 and the fair value per share of $1.65625 multiplied by the number of shares of Common Stock on an as-converted basis (57,218,310).


(F)      Represents the following adjustments to retained earnings:

         Forgiveness of debt under 1997 Revolving Credit Facility       $20,200
         Write-off of debt issue costs related to 1997 Revolving
           Credit Facility and termination fee                           (2,893)
                                                                       --------
                                                                         17,307
         Tax expense                                                     (6,923)
                                                                       --------
         Extraordinary gain                                              10,384
         Deemed dividend for beneficial conversion feature
           on preferred stock                                           (29,768)
                                                                       --------
                                                                       $(19,384)
                                                                       ========

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 2000
                    (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                      The                                 The
                                                Carbide/Graphite                   Carbide/Graphite
                                                   Group, Inc.                        Group, Inc.
                                                and Subsidiaries                   and Subsidiaries
                                                   Historical        Adjustments       Pro Forma
-------------------------------------------------------------------------------------------------
Net sales                                          $  207,355        $                $   207,355

Cost of goods sold                                    197,619                             197,619
Selling, general and administrative                    12,100             1,000 A          13,100
Early retirement/severance charge                       2,050                               2,050
                                                   ----------        ----------       -----------
  Operating income (loss)                              (4,414)           (1,000)           (5,414)

Interest expense, net                                  10,423            (5,064) B          5,359
                                                   ----------        ----------       -----------
  Income (loss) before income taxes                   (14,837)            4,064           (10,773)

Provision  for (benefit from) taxes                    (5,108)            1,625  C         (3,483)
                                                   ----------        ----------       -----------

Income (loss) before extraordinary
  item                                                 (9,729)            2,439            (7,290)

Preferred stock dividends                                  --            41,662  D         41,662
                                                   ----------        ----------       -----------

Income (loss) before extraordinary
  item available for holders of Common Stock       $   (9,729)       $  (39,223)      $   (48,952)
                                                   ==========        ==========       ===========

Earnings per share:
  Basic and diluted                                $    (1.17)                        $     (2.86)
                                                   ----------                         -----------


Weighted average shares outstanding                 8,327,815         8,802,817  E     17,130,632
                                                   ----------        ----------       -----------

 See notes to unaudited pro forma condensed consolidated statement of operations

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(A)      Represents an annual management fee to Questor.

(B)      Represents the following adjustments to interest expense:

         Interest expense related to the $50,000 Term Loan at 7%             $  3,500
         Amortization expense related to the Term Loan and 2001 Revolving
           Credit Facility issuance costs(1)                                      705
         Amortization expense related to the discount on the Term Loan(2)         916
         Elimination of interest expense related to the 1997 Revolving
           Credit Facility                                                     (9,907)
         Elimination of amortization of debt issue costs related to the
           1997 Revolving Credit Facility                                        (278)
                                                                             --------
                                                                             $ (5,064)
                                                                             ========

(1) Represents the amortization of $1.6 million of debt issuance costs related to the Term Loan over five years and $1.6 million related to the 2001 Revolving Credit Facility over four years.

(2) Represents the amortization of the discount on the Term Loan of $4.6 million over five years.

(C) Represents the tax effect of the pro forma adjustments at an assumed rate of 40%.

(D) Represents cumulative preferred stock dividends of $11.9 million related to the Private Placement and the Rights Offering. For purposes of the pro forma statements, the Company has assumed the dividends will be paid in stock. On an as-converted basis, the annual dividend for 2000 was equivalent to 7,181,402 shares of Common Stock and was valued at $1.65625 per share. If the dividend were paid in cash, the dividend would be $8.2 million.

         This amount also includes a deemed dividend of $29.8 million. This deemed dividend was calculated based on the difference between the conversion price per share of $1.136 and the fair value per share of $1.65625 multiplied by the number of shares of Common Stock on an as-converted basis.

(E) Represents shares issued in connection for the forgiveness of $10.0 million of debt.

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JANUARY 31, 2001
                    (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)


                                              The                                       The
                                       Carbide/Graphite                          Carbide/Graphite
                                          Group, Inc.                               Group, Inc.
                                       and Subsidiaries                          and Subsidiaries
                                          Historical          Adjustments           Pro Forma
-------------------------------------------------------------------------------------------------
Net sales                                 $   96,977           $                   $    96,977

Cost of goods sold                            92,277                                    92,277
Selling, general and administrative            5,927                  500  A             6,427
                                          ----------           ----------          -----------
  Operating income (loss)                     (1,227)                (500)              (1,727)

Interest expense, net                          8,236               (4,391) B             3,845
Other expense (income)                          (995)                                     (995)
                                          ----------           ----------          -----------
  Income (loss) before income taxes           (8,468)               3,891               (4,577)

Provision  for (benefit from) taxes           (3,017)               1,556  C            (1,461)
                                          ----------           ----------          -----------

Net income (loss)                             (5,451)               2,335               (3,116)

Preferred stock dividends                         --                6,496  D             6,496
                                          ----------           ----------          -----------

Net income (loss) available for
  holders of Common Stock                 $   (5,451)          $   (4,161)         $    (9,612)
                                          ==========           ==========          ===========

Earnings per share:
  Basic and diluted                       $    (0.65)                              $     (0.56)
                                          ----------                               -----------


Weighted average shares outstanding        8,531,342            8,802,817  E        17,134,159
                                          ----------           ----------          -----------

 See notes to unaudited pro forma condensed consolidated statement of operations

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(A) Represents the pro-rata portion of the annual management fee to Questor.

(B)      Represents the following adjustments to interest expense:

         Interest expense related to the $50,000 Term Loan at 7%              $1,750
         Amortization expense related to the Term Loan and 2001 Revolving
           Credit Facility issuance costs and discount on Term Note(1)           353
         Amortization expense related to the discount on the Term Loan(2)        458
         Elimination of interest expense related to the 1997 Revolving
           Credit Facility                                                    (6,341)
         Elimination of amortization of warrants issued related to the
           1997 Revolving Credit Facility                                       (336)
         Elimination of amortization of debt issue costs related to the
           1997 Revolving Credit Facility                                       (275)
                                                                             -------
                                                                             $(4,391)
                                                                             =======

(1) Represents the pro-rata amortization of $1.6 million of debt issuance costs related to the Term Loan over five years and $1.6 million related to the 2001 Revolving Credit Facility over four years.

(2) Represents the pro-rata amortization of the discount on the Term Loan of $4.6 million over five years.

(C) Represents the tax effect of the pro forma adjustments at an assumed rate of 40%.

(D) Represents cumulative preferred stock dividends of $6.5 million related to the Private Placement and the Rights Offering. For purposes of the pro forma statements, the Company has assumed the dividends will be paid in stock. On an as-converted basis, the dividend for the six months ended January 31, 2001 was equivalent to 3,921,942 shares of Common Stock and was valued at $1.65625 per share. If the dividend were paid in cash, the dividend would be $4.4 million.

(E) Represents shares issued in connection for the forgiveness of $10.0 million of debt.

                             ADDITIONAL INFORMATION

         Reference is made to the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 2000, a copy of which is attached as Exhibit A to this Proxy Statement, which contains information regarding the directors and executive officers of the Company, including compensation and benefit matters, security ownership of certain beneficial owners and management and Section 16(a) beneficial ownership reporting compliance.

         Since January 1, 2001, each of Messrs. Fowler, Weaver, Damian, Hacetoglu and Trigg have taken a voluntary 10% reduction in base salary in an effort to improve cash flow and demonstrate commitment to the Company's long-term success.

                           INCORPORATION BY REFERENCE

         Incorporated by reference in this Proxy Statement is the following information included in the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 2000:

         o the Company's financial statements at July 31, 1999 and 2000 and for the three years ended July 31, 2000,

         o the Company's supplementary financial information quarterly for the two years ended July 31, 2000,

         o management's discussion and analysis of financial condition and results of operations for the three years ended July 31, 2000, and

         o information regarding quantitative and qualitative disclosures about market risk.

         Also incorporated by reference in this Proxy Statement is the following information included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2001, a copy of which is attached as Exhibit B to this Proxy Statement:

         o the Company's financial statements at and for the six months ended January 31, 2000 and 2001, and

         o management's discussion and analysis of financial condition and results of operations for the six months ended January 31, 2001.

                                  OTHER MATTERS

         The Company knows of no other matters to be presented for action at the Meeting. However, if any other matters should properly come before the Meeting, it is intended that votes will be cast pursuant to the proxy in respect thereto in accordance with the best judgment of the persons acting as proxies.




                                             The Board of Directors
                                             June 21, 2001

                                                                       Exhibit A


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 10-K

(Mark One)

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE FISCAL YEAR ENDED JULY 31, 2000

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NUMBER: 0-20490

                        THE CARBIDE/GRAPHITE GROUP, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                                   25-1575609
   (State or other jurisdiction of                  (I.R.S. Employer
   incorporation or organization)                  Identification Code)

                         One Gateway Center, 19th Floor
                                 Pittsburgh, PA
                                      15222
                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (412) 562-3700

                            -----------------------

           SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                            -----------------------

                                      None

           SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:
                     Common Stock, par value $0.01 per share


     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

     The aggregate market value of voting stock held by non-affiliates of the Registrant as of the close of business on September 22, 2000 was $14,518,462.

     As of the close of business on September 22, 2000 there were 8,331,342 shares of the Registrant's $0.01 par value Common Stock outstanding.

                      DOCUMENTS INCORPORATED BY REFERENCE:
                                      NONE

PART I

ITEM 1 BUSINESS

OVERVIEW

The Carbide/Graphite Group, Inc. (the Company or Registrant) is a major U.S. manufacturer of graphite electrode products and calcium carbide products. Graphite electrodes are used as consumable conductors of electricity in the electric arc furnace steel-making process common to all mini-mill steel producers. Calcium carbide and derivative products, primarily acetylene, are used in the manufacture of specialty chemicals, as a fuel in metal cutting and welding and for metallurgical applications such as iron and steel desulfurization. The Company is the only manufacturer of graphite electrodes that produces its own requirements of needle coke, the principal raw material used in the manufacture of graphite electrodes. The Company also sells needle coke to its competitors in the graphite electrode business. Net sales for the Company's graphite electrode products segment and calcium carbide products segment represented 76.6% and 23.4%, respectively, of consolidated net sales for fiscal 2000. Refer to Note 10 to the Company's consolidated financial statements for its fiscal year ended July 31, 2000 (incorporated by reference under Item 8 of this Form 10-K) for information regarding sales (including export sales), operating results and identifiable assets by reportable business segment.

     During fiscal 2000, the Company's net prices for graphite electrodes declined as a result of weaker transactional prices in the United States and in most export markets, coupled with a significant decline in the value of the Euro relative to the U.S. dollar. During fiscal 2000, the value of the Euro declined approximately 13% in U.S. dollar terms. As virtually all of the Company's costs are denominated in U.S. dollars, this trend had a significant negative impact on profitability during fiscal 2000. The Company's foreign currency hedging policy partially mitigated the impact of the negative Euro value trend during fiscal 2000.

     Also during fiscal 2000, the demand for needle coke declined as major electrode producers lowered production and implemented inventory reduction programs in response to weaker global demand. Shipments and prices fell during fiscal 2000 as a result of this lower level of demand and increased price competition in the needle coke market. These negative factors, coupled with a 61% increase in the gross cost of decant oil, the primary raw material in the production of premium needle coke, had a significant negative impact on the Company's operating results in fiscal 2000. The Company's commodity hedging program partially mitigated the impact of the higher decant oil costs incurred in fiscal 2000.

     During fiscal 2000, the Company implemented a working capital improvement program to help offset the negative effects of the trends described above. In connection with this program, the Company temporarily reduced graphite electrode and needle coke production in order to reduce inventory levels and further improve the Company's cash flow and cost structure. This program had a positive effect on operating cash flows as cash outflows for raw materials, labor and utilities were reduced during the period of lower production. However, the program had a negative impact on the Company's operating results during the period of reduced production, as the Company did not benefit from operating efficiencies and fixed cost absorption typical of higher levels of production. This situation significantly contributed to the Company reporting a net loss from operations for fiscal 2000. The Company estimates that the working capital improvement program negatively impacted net operating results by approximately $6.5 million during fiscal 2000.

     In fiscal 2000 and in connection with the working capital improvement program, the Company began to scale back electrode sales volumes in Europe and focus on markets where the net pricing was more attractive. As an extension of this initiative, the Company, effective October 2000, has reduced its graphite electrode production to approximately 90 million pounds a year, a 15% reduction from the Company's production capacity in fiscal 2000. The 90 million production level represents the Company's most efficient, lowest cost electrode production and the Company expects to generate additional cost and working capital savings by operating at this lower level of production.

     The Company also implemented an early retirement/severance program under which 35 salaried employees agreed to early retirement or severance packages during fiscal 2000. In April 2000, the Company recorded a $2.0 million pre-tax charge to provide for payments to be made under the early retirement/severance program. The Company estimates that it will realize approximately $3.0 million in annual savings as a result of this program.

     See "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources" for information on the impact of the above factors on the Company's revolving credit facility, as well as information on various amendments and waivers required to be obtained by the Company in connection with the revolving credit facility.

     In May 1997, the Company was served with a subpoena issued by a Grand Jury empanelled by the United States District Court for the Eastern District of Pennsylvania. The Company was advised by attorneys for the Department of Justice (DOJ) that the Grand Jury is investigating price fixing by producers of graphite products in the United States and abroad during the period 1992 to 1997. The Company is cooperating with the DOJ in the investigation. The DOJ has granted the Company and certain former and present senior executives the opportunity to participate in its Corporate Leniency Program and the Company has entered into an agreement with the DOJ under which the Company and such executives who cooperate will not be subject to criminal prosecution with respect to the investigation. Under the agreement, the Company has agreed to use its best efforts to provide for restitution to its domestic customers for actual damages if any conduct of the Company which violated the Federal Antitrust Laws in the manufacture and sale of such graphite products caused damage to such customers.

     Subsequent to the initiation of the DOJ investigation, four civil cases were filed in the United States District Court for the Eastern District of Pennsylvania in Philadelphia asserting claims on behalf of a class of purchasers for violations of the Sherman Act. These cases, which have been consolidated, name the Company, UCAR International Inc. (UCAR), SGL Carbon Corporation (SGL Corp.) and SGL Carbon AG (SGL) as defendants (together, the Named Defendants) and seek treble damages. On March 30, 1998, a number of purchasers who were previously included in the purported class of plaintiffs covered by the consolidated case initiated a separate action in the same District Court which asserts substantially the same claims and seeks the same relief as the consolidated case and names the Named Defendants, as well as Showa Denko Carbon, Inc. (Showa Denko). Thereafter, seven additional groups of purchasers who were previously included in the purported class of plaintiffs covered by the consolidated case instituted their own actions against the Named Defendants, Showa Denko and, in several cases, certain present or former related parties of UCAR and Showa Denko, asserting substantially the same claims and seeking the same relief as in the consolidated case. Four such actions were filed in the United States District Court for the Eastern District of Pennsylvania on April 3, 1998, May 14, 1998, May 28, 1998 and March 31, 1999, respectively. One action was filed in the United States District Court for the Northern District of Ohio on April 17, 1998 but was transferred to the Eastern District of Pennsylvania for pre-trial proceedings. Another action was filed in the United States District Court for the Western District of Pennsylvania on June 17, 1998 but was transferred to the Eastern District of Pennsylvania for pre-trial proceedings. Another action was filed in the United States District Court of the Middle District of Pennsylvania on April 10, 2000, but was transferred to the Eastern District of Pennsylvania for pre-trial proceedings. The complaints or amended complaints in some of the cases have also named as defendants other companies including Mitsubishi Corporation, Tokai Carbon U.S.A., Inc. and related companies. On December 7, 1998, the Company was served with a complaint filed by Chaparral Steel Company against the Named Defendants, Showa Denko and parties related to Showa Denko and UCAR in state court in Ellis County, Texas alleging violations of various Texas state antitrust laws and seeking treble damages. Chaparral Steel Company has filed an amended complaint adding two additional related plaintiffs, a second amended complaint adding additional defendants Nippon Carbon Co., Ltd., SEC Corporation, Tokai Carbon Company, Ltd., Tokai Carbon USA, Inc., VAW Aktiengesellscheft and VAW Carbon GMBH, and third, fourth and fifth amended complaints.

     The Company has reached settlement agreements representing approximately 96% of domestic antitrust claims with the class plaintiffs and the plaintiffs that filed lawsuits on March 30, 1998, April 3, 1998, April 17, 1998, May 14, 1998, May 28, 1998, June 17, 1998 and March 31, 1999 and other purchasers who had yet to file lawsuits. The settlement agreement with the class has been approved by the Court. Although various of the settlements are unique, in the aggregate they consist generally of current and deferred cash payments and, in a number of cases, provisions which provide for additional payments under certain circumstances ("most favored nations" provisions). In addition to the settlements discussed above, the Company may also settle with various additional purchasers.

     On February 10, 1999, a U.S. corporation which allegedly made purchases on behalf of two foreign entities and a group of 22 foreign purchasers which are based in several foreign countries filed a complaint against the Company, UCAR, SGL, Tokai Carbon Co., Ltd., Tokai Carbon U.S.A., Inc., Nippon Carbon Co., Ltd., SEC Corporation and certain present and former related parties of UCAR in United States District Court for the Eastern District of Pennsylvania. This complaint has been amended to add four additional defendants. On September 24, 1999, three Australian companies and one New Zealand company filed a complaint against the same parties as are named in the lawsuit filed on February 10, 1999. These cases assert substantially the same claims and seek the same relief as the consolidated case. Other foreign purchasers have also made similar claims against the Company but have not filed lawsuits.

     The Company understands that defendants UCAR, SGL and Showa Denko have reached settlement agreements with the class action plaintiffs, which have been approved by the court, and have also settled claims brought by various individual purchasers. The Company further understands that UCAR, Robert P. Krass, Robert J. Hart, SGL, Robert J. Koehler, Showa Denko, Tokai, SEC Corporation and Nippon Carbon Co. have pled guilty to antitrust conspiracy charges filed by the DOJ and have agreed to pay fines and, in the cases of Messrs. Krass and Hart, to serve prison sentences, in connection with those guilty pleas. The Company also understands that the DOJ has indicted Mitsubishi Corporation and Georges Schwegler, a former UCAR employee.

     The Company has also advised the Commission of the European Communities (the European Commission) that it wishes to invoke its Leniency Notice. Generally under these guidelines, the European Commission may reduce fines and other penalties if a company sufficiently cooperates with the European Commission. On January 24, 2000, the European Commission adopted a Statement of Objections against the Company, SGL, UCAR, VAW Aluminum AG, Showa Denko KK, Tokai Carbon Co. Ltd., Nippon Carbon Co. Ltd. and SEC Corporation. The Company has prepared and submitted to the European Commission a response to the Statement of Objections and has appeared at a hearing regarding the imposition of fines. The Company understands that the European Commission will determine fines, if any, at the completion of its proceedings.

     On June 18, 1998, a group of Canadian purchasers filed a lawsuit in the Ontario Court (General Division) claiming a conspiracy and violations of the Canadian Competition Act. The Canadian lawsuit names the Named Defendants and Showa Denko, as well as several present or former parents, subsidiaries and/or affiliates of UCAR, SGL and Showa Denko. The Canadian Competition and Consumer Law Division (Canadian Division) has initiated an inquiry and the Company is cooperating fully with the authorities conducting that inquiry pursuant to an agreement with the Director of Research and Investigation of the Canadian Division under which the Company and its present and former officers, directors and employees will not be subject to criminal prosecution.

     During fiscal 1998, the Company recorded a $38 million pre-tax charge ($25 million after expected tax benefits) for potential liabilities resulting from civil lawsuits, claims, legal costs and other expenses associated with the pending antitrust matters (the Initial Antitrust Charge). During fiscal 1999, the Company recorded an additional $7 million charge ($4.5 million after expected tax benefits) for such potential liabilities (the Supplemental Antitrust Charge). The combined $45 million charge (the Antitrust Charge) represents the Company's estimate, based on current facts and circumstances, of the expected cost to resolve pending antitrust claims. The Company understands that defendants UCAR, SGL and Showa Denko have reached settlements with the class action plaintiffs and various individual purchasers at amounts substantially higher than the levels contemplated in the Antitrust Charge. In light of these and other developments including: (a) possible future settlements with other purchasers, (b) the outcome of the European Commission antitrust investigation, (c) potential additional lawsuits by foreign purchasers, (d) the failure to satisfy the conditions to the class action settlement, and (e) adverse rulings or judgments in pending litigation, including an adverse final determination as to the right of the foreign purchasers to relief under U.S. antitrust laws, the antitrust matters could result in aggregate liabilities and costs which could differ materially and adversely from the Antitrust Charge and could affect the Company's financial condition and its ability to service its currently planned liquidity needs. As of July 31, 2000, $42.2 million in antitrust settlements and costs had been paid.

GRAPHITE ELECTRODE PRODUCTS BUSINESS

Products and Markets

     The Company's graphite electrode products business segment includes graphite electrodes, needle coke, bulk graphite, granular graphite (primarily from machine turnings) and other related miscellaneous sales. The following table presents the Company's net sales and percentage of segment sales within its graphite electrode products segment for fiscal 2000, by principal product category:

                                                                                         FISCAL 2000
                                                                     ----------------------------------------------
Product Category                                                     Net Sales                           % of Total
-------------------------------------------------------------------------------------------------------------------
(dollars in thousands)
Graphite electrodes                                                    $117,332                            73.9%
Needle coke (third-party sales)                                          21,496                            13.5
Bulk graphite                                                            12,147                             7.6
Granular graphite                                                         6,814                             4.3
Other                                                                     1,029                             0.7
------------------------------------------------------------------------------------------------------------------
  Total graphite electrode product net sales                           $158,818                           100.0%
==================================================================================================================

     The Company's graphite electrode marketing group was re-aligned during fiscal 2000. The Company's direct domestic sales force, consisting of eight sales people, are responsible for coordinating all aspects of customer relationships in the United States and Canada. This includes electrode technical service as well as arc furnace operations and furnace monitoring solutions. A network of international sales agents is responsible for coordinating export customer relationships. Four technical service personnel support both domestic and international selling and customer service initiatives. The Company also sells graphite specialty products primarily through two sales people and, to a lesser degree, international agents.

     In the past, the Company has sold a significant amount of its electrode production into export markets. The Company regularly enters into forward foreign currency contracts to help mitigate foreign currency exchange rate exposure. Primarily as a result of the weaker Euro and its negative impact on net price realizations on sales into Europe, the Company has reduced its graphite electrode production to approximately 90 million pounds per year. The Company plans to increase electrode sales efforts to domestic and non-European export markets. As a result, the Company's graphite electrode sales to customers in export markets are expected to become a smaller percentage of total electrode sales for the foreseeable future.

     The Company's needle coke affiliate, Seadrift Coke, L.P. (Seadrift) sold approximately 54% of its needle coke production to eight other graphite electrode producers during fiscal 2000. The Company's sales of needle coke to its competitors in the graphite electrode industry is expected to become a more significant component of sales in the graphite electrode products segment in the future.

     In connection with the fiscal 1995 sale (the Specialty Products Sale) of the Company's graphite specialty products business (Specialty Products) to SGL Corp., the Company agreed to continue to produce graphite rods and plates (also known as bulk graphite), the majority of which were sold to SGL Corp. at prices approximating the Company's manufacturing cost under a supply agreement that expired in January 1998 (the SGL Supply Agreement). Sales to SGL Corp. under this contract in fiscal 1998 were $3.9 million versus $16.7 million in fiscal 1997. The Company also sells these bulk graphite rods and plates, and certain other graphite products, to other graphite specialty customers. The Company continues to pursue a strategy to increase its customer base for bulk graphite. While the Company believes that it will continue to sell bulk graphite to SGL Corp. and other bulk graphite customers, there can be no assurance that the Company will be able to achieve bulk graphite sales volumes equal to those sold while the SGL Supply Agreement was in effect. Bulk graphite sales totaled $12.1 million in fiscal 2000. Granular graphite is primarily turnings from the machining of graphite electrodes and is used in a variety of industrial applications, including brake shoe materials and carbon additives for steel chemistry. Sales of granular graphite are expected to decline as electrode production volumes are reduced in fiscal 2001. In addition, the Company provides processing services, which include graphitizing baked rods.

     The steel industry, which constitutes the principal market for the Company's graphite electrodes and a major market for its calcium carbide for metallurgical applications, is highly cyclical. As a result, the Company's steel industry-related products may face periods of reduced demand, which, because of the generally high fixed costs of the Company's business, could result in substantial downward pressure on profitability and liquidity. Demand for and sales of graphite electrodes and needle coke can also fluctuate from quarter to quarter due to such factors as scheduled plant shutdowns by customers, changes in customer production schedules in response to seasonal changes in energy costs, weather conditions, strikes and work stoppages at customer plants and changes in customer order patterns in response to the announcement of price increases or decreases.

Manufacturing

     The Company's electrodes and other graphite products are manufactured at its facilities in Niagara Falls, New York and St. Marys, Pennsylvania. Both plants are equipped with facilities for milling, mixing, homogenizing and extruding; baking and rebaking; pitch impregnating; graphitizing; and machine finishing. During fiscal 2000, the Company maintained electrode production capacity at approximately 105 million pounds per year. However, as a result of the working capital improvement program, electrode production was reduced to approximately 94 million pounds during fiscal 2000. In addition, the Company currently maintains approximately 20 million pounds of annual bulk specialty graphite production capacity.

     The Company manufactures all of its needle coke (the primary raw material for graphite electrodes) at its affiliate, Seadrift. The Company currently has the capacity to manufacture approximately 200,000 tons of needle coke annually. During fiscal 2000, approximately 27% of Seadrift's capacity was used internally for the production of graphite electrodes. Needle coke is shipped from Seadrift largely by rail to the Company's St. Marys, Pennsylvania facility and by rail, barge and overseas vessel to its third-party customers.

     During fiscal 2000, the Company implemented a working capital improvement program, which temporarily reduced graphite electrode and needle coke production in order to reduce inventory levels and further improve the Company's cash flow and cost structure. This program had a positive effect on operating cash flows as cash outflows for raw materials, labor and utilities were reduced during the period of lower production. As an extension of this initiative, the Company, effective October 2000, has reduced its graphite electrode production to approximately 90 million pounds a year, a 15% reduction from the Company's production capacity in fiscal 2000. The 90 million production level represents the Company's most efficient, lowest cost electrode production and the Company expects to generate additional cost and working capital savings by operating at this lower level of production.

CALCIUM CARBIDE PRODUCTS BUSINESS

Products and Markets

     The Company's primary products in this segment are acetylene and calcium carbide for metallurgical applications such as iron and steel desulfurization and deoxidation. The following table presents the Company's net sales and percentage of segment sales within its calcium carbide products segment for fiscal 2000, by principal product category:

                                                                                         FISCAL 2000
                                                                      -------------------------------------------
Product Category                                                      Net Sales                        % of Total
-----------------------------------------------------------------------------------------------------------------
(dollars in thousands)
Acetylene:
  Pipeline acetylene                                                    $12,163                            25.1%
  Fuel gas applications                                                  12,102                            24.9
Metallurgical applications                                               18,271                            37.6
Other                                                                     6,001                            12.4
-----------------------------------------------------------------------------------------------------------------
  Total calcium carbide product net sales                               $48,537                           100.0%
=================================================================================================================

     The Company produces acetylene at its Louisville and Calvert City, Kentucky plants for pipeline delivery to three customers, International Specialty Products (ISP), Air Products and Chemicals, Inc. (Air Products) and E.I. duPont de Nemours & Company (DuPont), for use as a feedstock in the manufacture of specialty chemicals. Each of these customers has been supplied by the Company for over thirty years. Although relationships with these pipeline customers are long-standing, there can be no assurance that any of these customers will continue to operate their adjacent facility or require the Company's acetylene product. ISP, the Company's largest pipeline acetylene customer, in response to lower global demand and lower prices for some of its acetylene-based products, reduced their demand for the Company's acetylene during fiscal 1999 and fiscal 2000 by as much as 75% of its historical levels. This situation has resulted in the discontinuance of calcium carbide production at the Calvert City, Kentucky facility. Partially offsetting the sales effect of the lower deliveries to pipeline acetylene customers is an increase in average pipeline acetylene prices resulting from the volume/price structure of the Company's acetylene supply arrangements.

     Calcium carbide is sold to industrial gas generators as a raw material for the production of cylinder acetylene, a fuel gas which is primarily used in the metal fabrication and construction industries. The acetylene distribution market is comprised of several large, national distributors of industrial gases with numerous generating locations, and a large number of small companies that serve their regional markets. The Company sells to both types of customers.

     The Company sells calcium carbide for metallurgical applications, such as blast furnace hot metal desulfurization, foundry iron desulfurization and electric furnace slag conditioning and deoxidation. Most calcium carbide desulfurization products are finely ground and, together with several additives, are injected into baths of molten iron to reduce the sulfur content of the material. In addition to selling directly to steel customers, the Company also sells calcium carbide to major distributors which in turn supply carbide mixtures and a variety of ancillary services to steel mills for metallurgical applications.

     The Company markets calcium carbide products to all of its end customers through a sales force of three personnel and through distributors, with technical service support from a staff of two personnel. Sales to customers other than pipeline customers are made through purchase orders.

Manufacturing

The Company manufactures its calcium carbide products at plants in Louisville and Calvert City, Kentucky. Louisville has 120,000 tons of calcium carbide production capacity. Calvert City has 80,000 tons of calcium carbide production capacity, but is currently shut down in terms of calcium carbide production. Both plants operate crushing, screening and packing equipment; acetylene generators; and grinding facilities. The Louisville plant supplies pipeline acetylene to DuPont; the Calvert City plant supplies pipeline acetylene to ISP and Air Products. The Calvert City plant is operated in block-run fashion on an as needed basis.

COMPETITION

Graphite Electrode Products

The Company's competition in graphite electrodes includes two major producers, UCAR and SGL, as well as a group of smaller, foreign and U.S. producers, including Showa Denko, Tokai Carbon Co., Ltd. (of Japan), Nippon Carbon Co. Ltd. (of Japan), ERFTcarbon AG (of Germany) and Superior Graphite. Participants in the graphite electrode industry compete on the basis of service and product quality, reliability, efficiency and price.

     UCAR and SGL are market and price leaders, each having worldwide market shares ranging between 25% and 35%. Both maintain operations in various international markets. The Company is one of a small group of graphite electrode producers each having a worldwide market share of 5% to 7%. While the Company markets its graphite electrodes worldwide, it has no production facility outside of the United States and, accordingly, has significant transportation, duty cost and, at times, foreign currency exchange rate disadvantages relative to some of its competitors who have production facilities located in foreign markets.

     From time to time, graphite electrode manufacturers, including the Company, experience temporary declines in the quality of their graphite electrodes, sometimes resulting in customer credits and reimbursements. The Company continually evaluates and implements procedures to improve electrode quality and believes that its electrode performance meets the quality requirements of its customers. There can be no assurance, however, that temporary declines in electrode quality will not recur.

     Outside of Japan, there are currently only three needle coke producers:
Conoco, Inc. (Conoco), UNO-VEN Company (Uno-Ven) and Seadrift. Conoco is the largest needle coke producer and is the market leader, with annual capacity currently estimated by the Company to be approximately 400,000 tons. Uno-Ven has a production capacity of approximately 100,000 tons per year and Seadrift's production capacity is currently approximately 200,000 tons per year. In Japan, there are four small producers, one of which is a Conoco affiliate, and two of which make a different type of coke from coal tar pitch. The Company believes the three Japanese producers (other than the Conoco affiliate) produce an aggregate of approximately 200,000 tons per year. Participants in the needle coke industry compete primarily on price and quality.

     The Company has numerous competitors in the sale of granular graphite, including granular graphite marketed by other electrode manufacturers and a variety of graphite scrap dealers and granular graphite substitutes. Graphite blocks and rods (also known as bulk graphite) are produced by a number of companies throughout the world, including UCAR and SGL. These materials are marketed on a worldwide basis by the Company.

Calcium Carbide Products

The Company's primary competitor in the manufacture and marketing of calcium carbide in the United States and Canada is Elkem. Participants in the calcium carbide market compete on the basis of service and product quality, reliability, efficiency and price.

     The Company sells all of its acetylene to the adjacent specialty chemical plants of its pipeline customers. These plants are not supplied with acetylene by any source other than the Company, although certain pipeline acetylene customers have alternative production facilities producing the same end products for which they purchase acetylene from the Company. See " Calcium Carbide Products Business--Products and Markets." For many years, other, less expensive materials have competed with cylinder acetylene for use in the metal fabrication and construction industries. Acetylene has maintained its market position through its versatility and ease of use. Acetylene provides the hottest cutting flame of all the fuel gases and thus allows for faster, cleaner cutting operations.

     Calcium carbide for metallurgical applications competes with magnesium- and lime-based desulfurization products and lime spar. The commodity price of magnesium and the resultant price of magnesium-based desulfurizers affects the demand for calcium carbide-based desulfurization products.

RAW MATERIALS AND COSTS

Graphite Electrode Products

The significant raw material costs of production for all graphite electrode manufacturers are needle coke, coal tar pitch, natural gas for the heating of kilns and electricity for graphitizing. The Company's graphite electrode business purchases all of its needle coke requirements from Seadrift, an affiliate of the Company.

     Seadrift uses low sulfur decant oil, a by-product of fluid catalytic cracking units in integrated oil refineries, in the manufacture of needle coke. Most of this feedstock is purchased from refineries along the U.S. Gulf Coast. A limited number of refineries on the U.S. Gulf Coast produce decant oil suitable for use by Seadrift. Due to restraints on local availability, Seadrift also purchases decant oil on the West and East Coasts at a higher cost (due primarily to transportation costs) than if obtained from a local refinery. Conoco, Seadrift's largest needle coke competitor, operates a large, integrated refinery that has the ability to desulfurize decant oil.

     The cost of refinery decant oil is pegged to the U.S. Gulf Coast spot cargo barge prices for heavy fuel oil and, in certain cases, West Texas Intermediate crude oil. The Company regularly hedges oil costs by trading in futures contracts for crude oil and swap agreements for low sulfur fuel oil. The Company utilizes several suppliers of low sulfur decant oil in an effort to disperse the risk of availability to some degree. Prices and availability of low sulfur decant oil may be impacted by many factors, including world crude oil production and output, global demand for oil products and the production parameters of Seadrift's decant oil suppliers. While the Company believes that a sufficient amount of decant oil of an acceptable quality is currently readily available, there can be no assurance that Seadrift will be able to obtain an adequate quantity of suitable feedstocks at all times in the future or at acceptable prices.

     During fiscal 2000, the Company purchased a $3.5 million hydrodesulfurization (HDS) complex in connection with the expected implementation of an HDS project at Seadrift. In addition, the Company will spend an additional $1.6 million during fiscal 2001 to dismantle and transport the HDS unit to Seadrift. The HDS project in total is expected to cost approximately $30 million. Once installed, it is expected that the HDS project will allow Seadrift to purchase virtually all of its decant oil feedstock needs from the Gulf Coast as it will have the capability to reduce the sulfur levels of high sulfur feedstocks to acceptable levels. The completion of the HDS project is strategically critical for the Company and Seadrift as it is expected to significantly reduce decant oil procurement costs and improve Seadrift's needle coke quality from a sulfur content perspective. In addition, the completion of the HDS project should mitigate the risk of feedstock supply shortages as the potential universe of feedstocks increases significantly once Seadrift installs HDS capacity. The implementation of the HDS project is contingent upon securing adequate financing to fund the remaining $25 million cost of the project. See "Liquidity and Capital Resources" under Item 7 of this Form 10-K.

     During fiscal 2000, the Company's feedstock costs increased approximately 61% per barrel as a result of the worldwide shortage of petroleum products, particularly crude and heating oils. The Company's commodity hedging program partially mitigated the impact of the increase in feedstock costs during fiscal 2000. The Company's current financial commodity hedge instruments expire in December 2000. Based on widely published forward rates for petroleum products, the Company expects its feedstock costs to steadily decline as fiscal 2001 progresses. However, there can be no assurance that the expected trend in petroleum prices and, therefore, decant oil costs, will transpire. See "Liquidity and Capital Resources" under Item 7 of this Form 10-K.

     Electricity for graphitizing electrodes represents a major cost to the Company. At the Company's plant in Niagara Falls, electricity is supplied by the Power Authority of the State of New York at favorable, pre-determined prices under a contract that expires in 2006. The St. Marys plant is supplied electricity under a conventional power contract. Through an electricity co-generation process, Seadrift is a net power producer, resulting in only nominal electrical power costs for that facility. The Company purchases natural gas for heating kilns from either interstate natural gas carriers or from local gas well operators. During the latter half of fiscal 2000, spot natural gas prices began to rise as supply levels declined as a result of lower production levels in the U.S. The Company's financial results for fiscal 2000 were not significantly impacted by the increase in spot natural gas prices as the Company had negotiated a fixed price supply contract for its fiscal 2000 natural gas requirements. Given the current spot prices for natural gas, the Company expects to experience a significant increase in its natural gas costs during fiscal 2001. However, the increase has been partially mitigated as the Company has negotiated fixed rate supply contracts for a significant portion of its expected natural gas requirements in fiscal 2001 at rates substantially lower than current spot rates. In addition, based on widely published forward rates for natural gas, the Company expects the cost of its natural gas requirements to steadily decline as fiscal 2001 progresses as the costs for spot natural gas purchases are expected to decline. However, there can be no assurance that the expected trend in natural gas prices will transpire. See "Liquidity and Capital Resources" under Item 7 of this Form 10-K.

Calcium Carbide Products

Raw materials required for calcium carbide manufacture are lime, coke and large amounts of electricity for submerged arc electric furnaces. The Company believes that its raw materials are widely available at satisfactory prices. Both the Louisville and Calvert City plants are supplied electricity under conventional power contracts.

EMPLOYEES

The Company employed 907 people as of July 31, 2000. At July 31, 2000, the Company employed 680 people in its graphite electrode products segment, of which 34% were salaried and 66% were paid hourly. Seadrift is staffed entirely with salaried personnel. At July 31, 2000, there were 214 people in the calcium carbide segment, of which 19% were salaried and 81% were paid hourly. At July 31, 2000, the Company employed 13 people in its corporate function, all of whom were salaried employees.

     The Company has various labor agreements with unions representing its hourly work force. Within the graphite electrode products business, the St. Marys labor agreement was renegotiated and became effective in June 1999. The new agreement will expire in June 2001. This agreement was negotiated to terms deemed satisfactory to the Company. The Niagara Falls labor agreement expires in January 2004. Within the calcium carbide products business, the Louisville and Calvert City agreements will expire in July 2001 and February 2001, respectively. The Company believes that its relationships with the unions are stable, although there can be no assurance that new agreements will be reached when the current agreements expire without union action or will be on terms satisfactory to the Company.

PATENTS AND TRADEMARKS

The Company has filed a trademark and copyright application with respect to software it has developed. The software, to be marketed under the name ArchiTech, is used in monitoring the operating parameters of electric arc furnaces.

ENVIRONMENTAL COMPLIANCE

In connection with the agreement under which the Company acquired its operating assets from The BOC Group, plc (BOC) (the Asset Acquisition), BOC agreed to indemnify the Company, its successors and assigns, against certain liabilities, to the extent not disclosed and expressly excluded from the indemnity, arising from (i) pre-closing operations of its former divisions (regardless of whether such liabilities arose during or before BOC's ownership thereof); (ii) assets transferred to the Company pursuant to the Asset Acquisition; and (iii) pre-closing activities conducted at the real property and leased premises transferred to the Company pursuant to the Asset Acquisition (the BOC Environmental Indemnity Agreement). Such indemnification includes certain liabilities arising out of the use, generation, transportation, storage, treatment, release or disposal of hazardous materials; the violation of any environmental regulations; or any claim or cause of action to the effect that the Company is responsible or liable for acts or omissions of BOC concerning hazardous materials. Under the indemnity, the Company is required to pay 20% of the first $2.5 million of costs relating to such environmental claims or liabilities. Thereafter, BOC is responsible for all of such environmental claims or liabilities. The BOC indemnity survives with respect to covered claims brought within 15 years after closing of the Asset Acquisition, which occurred in July 1988. A number of identifiable costs at the time of the Asset Acquisition, such as the need for certain pollution control equipment, receipt of certain discharge permits and the need for continued operation and maintenance of a landfill used exclusively by the Company at its St. Marys facility, were disclosed by BOC and were excluded from the indemnification. The Company has installed much of the pollution control equipment and received the discharge permits excluded from the BOC indemnity. If any of the pollution control equipment excluded from the BOC indemnity is required in the future for reactivation of production equipment or increases in capacity, the costs related thereto are not believed by the Company to be material.

     In connection with the Specialty Products Sale, the Company agreed to indemnify SGL Corp. for 80% of all environmental costs in excess of an aggregate $100,000 threshold up to a maximum exposure of $6.0 million for a five-year period which expired in January 2000. In addition, with respect to the Company's former subsidiary, Speer Canada, Inc., sold pursuant to the Specialty Products Sale, the Company agreed to indemnify SGL Corp. for 80% of all environmental costs, in excess of a $100,000 threshold, relating to such former subsidiary's operations prior to the consummation of the Specialty Products Sale, up to a maximum exposure of $1.5 million. No environmental claims were submitted for indemnification by SGL Corp.

     During fiscal 1999, the Company completed an environmental compliance audit
(ECA) of all five of its operating facilities. Such ECA was completed by an independent, experienced environmental consulting firm which assessed the compliance status of each facility. In addition to the compliance objectives, the ECA evaluated the effectiveness of the existing management systems with respect to environmental compliance as well as the risks associated with management practices related to the use, storage, and disposal of regulated and non-regulated materials. All areas of non-compliance identified by the ECA have been corrected and the Company is in the process of implementing suggestions to achieve best management practices in an effort to maintain and improve environmental performance. None of the areas of non-compliance identified by the ECA were deemed to be material.

     The Clean Air Act was amended in 1990 (including Title V). The Clean Air Act has resulted and it is likely that it will continue to result in revisions to state implementation plans which may necessitate the installation of additional controls for certain of the Company's emission sources. The Company's Title V applications for its five production facilities are in various stages of completion.

     In the process of developing permit applications for facility upgrades at the St. Marys, PA graphite plant, the Company determined that certain parameters in its air permits do not reflect current operations. The Company has advised the appropriate state environmental authorities. The Company is in the process of implementing a plan of action to achieve resolution of this issue. Such plan of action includes the installation and ongoing operation of an air emissions scrubbing unit. The cost estimate for this unit is approximately $4.0 million installed, with an additional $0.5 million per year in ongoing cash operating costs. The facility improvements are expected to be made during the Company's fiscal year ending

July 31, 2001. The Company believes that certain costs are subject to reimbursement under the BOC Environmental Indemnity Agreement. The Company expects that the fine to be levied in connection with this issue will be immaterial.

     During fiscal 2000, the Company spent approximately $0.6 million on capital expenditures in order to comply with environmental laws and regulations (which expenditures are included in the consolidated financial statements, including the notes thereto, appearing elsewhere in this Form 10-K as additions to property, plant and equipment). During fiscal 2001, the Company expects to spend approximately $4.5 million for such projects, a substantial portion of which is expected to be reimbursed under the BOC Environmental Indemnity Agreement.

ITEM 2 PROPERTIES

The Company maintains its corporate headquarters at One Gateway Center, Pittsburgh, Pennsylvania under a lease with a term expiring on June 30, 2003. The Company has the following additional properties, which are owned or leased, as indicated:

                                                                                                      Area
                                                                                              (approximate        Owned
Location                                                                                Use    square feet)   or Leased
-----------------------------------------------------------------------------------------------------------------------
Graphite electrode products facilities:
  Niagara Falls, New York                                                        Electrodes      1,000,000       Owned
  St. Marys, Pennsylvania                                                        Electrodes        742,000       Owned
  Seadrift, Texas                                                               Needle coke        743,000       Owned
Calcium carbide products facilities:
  Calvert City, Kentucky                                                   Carbide products        150,000       Owned
  Louisville, Kentucky                                                     Carbide products        200,000       Owned
  Louisville, Kentucky                         Carbide sales, technical and finance offices          6,000      Leased
=======================================================================================================================

     The Company owns all of its major manufacturing facilities. The Company believes that its plants and facilities, which are of varying ages and types of construction, are generally in satisfactory condition.

     Many of the Company's operations are conducted at extremely high temperatures, exceeding 5,000 degrees Fahrenheit in the case of electrode graphitizing. In some facilities, a maintenance "turnaround" is conducted annually; in other facilities, major maintenance is conducted on an ongoing basis. Maintenance expenditures, which are expensed as incurred, amounted to approximately $26.1 million, $29.3 million and $37.7 million for the fiscal years ended July 31, 2000, 1999 and 1998, respectively.

ITEM 3 LEGAL PROCEEDINGS

GENERAL

     In May 1997, the Company was served with a subpoena issued by a Grand Jury empanelled by the United States District Court for the Eastern District of Pennsylvania. The Company was advised by attorneys for the Department of Justice that the Grand Jury is investigating price fixing by producers of graphite products in the United States and abroad during the period 1992 to 1997. The Company is cooperating with the DOJ in the investigation. The DOJ has granted the Company and certain former and present senior executives the opportunity to participate in its Corporate Leniency Program and the Company has entered into an agreement with the DOJ under which the Company and such executives who cooperate will not be subject to criminal prosecution with respect to the investigation. Under the agreement, the Company has agreed to use its best efforts to provide for restitution to its domestic customers for actual damages if any conduct of the Company which violated the Federal Antitrust Laws in the manufacture and sale of such graphite products caused damage to such customers.

     Subsequent to the initiation of the DOJ investigation, four civil cases were filed in the United States District Court for the Eastern District of Pennsylvania in Philadelphia asserting claims on behalf of a class of purchasers for violations of the Sherman Act. These cases, which have been consolidated, name the Company, UCAR, SGL Corp. and SGL as defendants and seek treble damages. On March 30, 1998, a number of purchasers who were previously included in the purported class of plaintiffs covered by the consolidated case initiated a separate action in the same District Court which asserts substantially the same claims and seeks the same relief as the consolidated case and names the Named Defendants, as well as Showa Denko. Thereafter, seven additional groups of purchasers who were previously included in the purported class of plaintiffs covered by the consolidated case instituted their own actions against the Named Defendants, Showa Denko and, in several cases, certain present or former related parties of UCAR and Showa Denko, asserting substantially the same claims and seeking the same relief as in the consolidated case. Four such actions were filed in the United States District Court for the Eastern District of Pennsylvania on April 3, 1998, May 14, 1998, May 28, 1998 and March 31, 1999, respectively. One action was filed in the United States District Court for the Northern District of Ohio on April 17, 1998 but was transferred to the Eastern District of Pennsylvania for pre-trial proceedings. Another action was filed in the United States District Court for the Western District of Pennsylvania on June 17, 1998 but was transferred to the Eastern District of Pennsylvania for pre-trial proceedings. Another action was filed in the United States District Court of the Middle District of Pennsylvania on April 10, 2000, but was transferred to the Eastern District of Pennsylvania for pre-trial proceedings. The complaints or amended complaints in some of the cases have also named as defendants other companies including Mitsubishi Corporation, Tokai Carbon U.S.A., Inc. and related companies. On December 7, 1998, the Company was served with a complaint filed by Chaparral Steel Company against the Named Defendants, Showa Denko and parties related to Showa Denko and UCAR in state court in Ellis County, Texas alleging violations of various Texas state antitrust laws and seeking treble damages. Chaparral Steel Company has filed an amended complaint adding two additional related plaintiffs, a second amended complaint adding additional defendants Nippon Carbon Co., Ltd., SEC Corporation, Tokai Carbon Company, Ltd., Tokai Carbon USA, Inc., VAW Aktiengesellscheft and VAW Carbon GMBH, and third, fourth and fifth amended complaints.

     The Company has reached settlement agreements representing approximately 96% of domestic antitrust claims with the class plaintiffs and the plaintiffs that filed lawsuits on March 30, 1998, April 3, 1998, April 17, 1998, May 14, 1998, May 28, 1998, June 17, 1998 and March 31, 1999 and other purchasers who had yet to file lawsuits. The settlement agreement with the class has been approved by the Court. Although various of the settlements are unique, in the aggregate they consist generally of current and deferred cash payments and, in a number of cases, provisions which provide for additional payments under certain circumstances ("most favored nations" provisions). In addition to the settlements discussed above, the Company may also settle with various additional purchasers.

     On February 10, 1999, a U.S. corporation which allegedly made purchases on behalf of two foreign entities and a group of 22 foreign purchasers which are based in several foreign countries filed a complaint against the Company, UCAR, SGL, Tokai Carbon Co., Ltd., Tokai Carbon U.S.A., Inc., Nippon Carbon Co., Ltd., SEC Corporation and certain present and former related parties of UCAR in United States District Court for the Eastern District of Pennsylvania. This complaint has been amended to add four additional defendants. On September 24, 1999, three Australian companies and one New Zealand company filed a complaint against the same parties as are named in the lawsuit filed on February 10, 1999. These cases assert substantially the same claims and seek the same relief as the consolidated case. Other foreign purchasers have also made similar claims against the Company but have not filed lawsuits.

     The Company understands that defendants UCAR, SGL and Showa Denko have reached settlement agreements with the class action plaintiffs, which have been approved by the court, and have also settled claims brought by various individual purchasers. The Company further understands that UCAR, Robert P. Krass, Robert J. Hart, SGL, Robert J. Koehler, Showa Denko, Tokai, SEC Corporation and Nippon Carbon Co. have pled guilty to antitrust conspiracy charges filed by the DOJ and have agreed to pay fines and, in the cases of Messrs. Krass and Hart, to serve prison sentences, in connection with those guilty pleas. The Company also understands that the DOJ has indicted Mitsubishi Corporation and Georges Schwegler, a former UCAR employee.

     The Company has also advised the Commission of the European Communities (the European Commission) that it wishes to invoke its Leniency Notice. Generally under these guidelines, the European Commission may reduce fines and other penalties if a company sufficiently cooperates with the European Commission. On January 24, 2000, the European Commission adopted a Statement of Objections against the Company, SGL, UCAR, VAW Aluminum AG, Showa Denko KK, Tokai Carbon Co. Ltd., Nippon Carbon Co. Ltd. and SEC Corporation. The Company has prepared and submitted to the European Commission a response to the Statement of Objections and has appeared at a hearing regarding the imposition of fines. The Company understands that the European Commission will determine fines, if any, at the completion of its proceedings.

     On June 18, 1998, a group of Canadian purchasers filed a lawsuit in the Ontario Court (General Division) claiming a conspiracy and violations of the Canadian Competition Act. The Canadian lawsuit names the Named Defendants and Showa Denko, as well as several present or former parents, subsidiaries and/or affiliates of UCAR, SGL and Showa Denko. The Canadian Competition and Consumer Law Division (Canadian Division) has initiated an inquiry and the Company is cooperating fully with the authorities conducting that inquiry pursuant to an agreement with the Director of Research and Investigation of the Canadian Division under which the Company and its present and former officers, directors and employees will not be subject to criminal prosecution.

     During fiscal 1998, the Company recorded a $38 million pre-tax charge ($25 million after expected tax benefits) for potential liabilities resulting from civil lawsuits, claims, legal costs and other expenses associated with the pending antitrust matters (the Initial Antitrust Charge). During fiscal 1999, the Company recorded an additional $7 million charge ($4.5 million after expected tax benefits) for such potential liabilities (the Supplemental Antitrust Charge). The combined $45 million charge (the Antitrust Charge) represents the Company's estimate, based on current facts and circumstances, of the expected cost to resolve pending antitrust claims. The Company understands that defendants UCAR, SGL and Showa Denko have reached settlements with the class action plaintiffs and various individual purchasers at amounts substantially higher than the levels contemplated in the Antitrust Charge. In light of these and other developments including: (a) possible future settlements with other purchasers, (b) the outcome of the European Commission antitrust investigation, (c) potential additional lawsuits by foreign purchasers, (d) the failure to satisfy the conditions to the class action settlement, and (e) adverse rulings or judgments in pending litigation, including an adverse final determination as to the right of the foreign purchasers to relief under U.S. antitrust laws, the antitrust matters could result in aggregate liabilities and costs which could differ materially and adversely from the Antitrust Charge and could affect the Company's financial condition and its ability to service its currently planned liquidity needs. As of July 31, 2000, $42.2 million in antitrust settlements and costs had been paid.

     The Company is also involved in various legal proceedings considered incidental to the conduct of its business, the ultimate disposition of which, in the opinion of the Company's management, will not have a material adverse effect on the financial position, fiscal year operating results or business of the Company. Claims (other than environmental and contract claims and claims for punitive damages) against the Company are generally covered by insurance which includes a $250,000 per occurrence self-insured retention. As of July 31, 2000, a $0.2 million reserve has been recorded to provide for estimated exposure on claims for which a loss is deemed probable.

ITEM 4 SUBMISSION OF MATTERS TO VOTE OF SECURITIES HOLDERS

     This item is not applicable to the Registrant for this Annual Report on Form 10-K.

PART II

ITEM 5 MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     The Company's Common Stock is traded on the NASDAQ National Market System. The following tables provide information regarding the high and low prices at which the Company's Common Stock traded for each of the quarterly periods in the fiscal years ended July 31, 2000 and 1999.

QUARTERLY STOCK INFORMATION

Year Ended July 31, 2000                   HIGH                 LOW
-------------------------------------------------------------------
First                                     $13 7/8          $ 5 3/8

Second                                      9 1/4            5 3/8

Third                                       7 3/8            3 7/16

Fourth                                      5 3/4            2 1/4
-------------------------------------------------------------------
  Fiscal Year                             $13 7/8          $ 2 1/4
===================================================================

Year Ended July 31, 1999                    High               Low
-------------------------------------------------------------------
First                                     $21 5/8          $ 7 3/4

Second                                     17 1/8           10 3/4

Third                                      13 11/16          9 3/8

Fourth                                     15               11
-------------------------------------------------------------------
  Fiscal Year                             $21 5/8          $ 7 3/4
===================================================================

     No cash Common Stock dividends were declared during fiscal 2000 or fiscal 1999. The Company estimates that as of September 22, 2000, there were 100 record holders and approximately 1,500 beneficial holders of its Common Stock.

DIVIDEND OF PREFERRED SHARE PURCHASE RIGHTS

In fiscal 1999, the Company's Board of Directors declared a dividend distribution of one Preferred Share Purchase Right on each outstanding share of Common Stock. The dividend distribution was made on June 1, 1999 payable to stockholders of record on that date. The Preferred Share Purchase Rights are designed to ensure that all of the Company's stockholders receive fair and equal treatment in the event of certain takeovers of the Company. The Rights are not intended to prevent a takeover, but rather to encourage anyone seeking to acquire the Company to negotiate with the Company's Board of Directors prior to attempting a takeover.

ITEM 6 SELECTED FINANCIAL DATA

Year Ended July 31,                               2000          1999         1998          1997         1996
-------------------------------------------------------------------------------------------------------------
(in thousands, except per share amounts,
percentages and pricing information)

STATEMENTS OF OPERATIONS DATA(1):
Net sales                                    $ 207,355     $ 240,130    $ 293,751     $ 289,586    $ 259,394
Cost of goods sold                             197,619       202,888      242,535       235,401      214,396
Selling, general and administrative             12,100        14,925       14,884        16,031       14,609
Early retirement/severance charge(2)             2,050          --           --           1,100         --
Other expense (income)(3)                         --          15,043       38,000          --           (308)
-------------------------------------------------------------------------------------------------------------
Operating income (loss)                         (4,414)        7,274       (1,668)       37,054       30,697
Interest expense, net                           10,423         6,617        5,130         7,894        9,073
Special financing expenses                        --            --           --            --            889
Provision (benefit) for income taxes            (5,108)          259       (1,729)       10,732        6,416
-------------------------------------------------------------------------------------------------------------
Income (loss) from operations
  and before extraordinary loss              $  (9,729)    $     398    $  (5,069)    $  18,428    $  14,319
============================================================================================================
Per share income (loss) from
  operations and before extraordinary loss
  applicable to common stock:
  Basic                                      $   (1.17)    $    0.05    $   (0.58)    $    2.16    $    1.90
  Diluted                                        (1.17)         0.05        (0.58)         2.09         1.67
BALANCE SHEET DATA (AT PERIOD END):
Working capital                              $  72,776     $  75,604    $  70,129     $ 100,825    $ 104,825
Property, plant and equipment, net             124,910       130,342      137,603        87,653       65,177
Total assets                                   250,494       274,416      289,099       235,860      212,870
Long-term debt                                 120,800       110,500      110,232        80,035       81,763
Stockholders' equity                            71,470        81,317       84,814        96,209       74,808
OTHER OPERATING DATA(1):
Gross profit margin percentage                     4.7%         15.5%        17.4%         18.7%        17.3%
Operating income (loss) margin percentage         (2.1)          3.0         (0.6)         12.8         11.8
EBITDA(4)                                    $  16,319     $  40,420    $  50,708     $  49,354    $  39,560
Depreciation and amortization(4)                18,683        18,103       14,376        11,200        9,171
Capital expenditures                            13,197        15,532       64,306        33,765       15,670
-------------------------------------------------------------------------------------------------------------

(1) Certain amounts reported in previous years have been reclassified to conform with current year presentation.

(2) Represents costs associated with the elimination of approximately 35 salaried positions in fiscal 2000 and with the retirement of two executives in fiscal 1997.

(3) Represents expense related to facility closure activities in fiscal 1999, expenses related to the Antitrust Reserve in fiscal 1999 and 1998 and income related to a long-term contract for the construction of a graphite electrode plant in the People's Republic of China (the China Contract) in fiscal 1996.

(4) EBITDA is defined as operating income before depreciation and amortization, early retirement/severance charges and other expense and income. EBITDA is not presented as a measure of operating results under generally accepted accounting principles. However, management believes that EBITDA is an appropriate measure of the Company's ability to service its cash requirements. Depreciation and amortization included in the computation of EBITDA includes amortization of certain intangibles.

No cash Common Stock dividends were declared or paid during the five-year period ended July 31, 2000.

ITEM 7 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OVERVIEW OF RESULTS

The Company's results from operations before extraordinary loss for the fiscal year ended July 31, 2000 were a loss of $9.7 million, or $1.17 per share, versus earnings of $0.4 million, or $0.05 per share, for the fiscal year ended July 31, 1999 and a loss of $5.1 million, or $0.58 per share, for the fiscal year ended July 31, 1998. During fiscal 1999 and fiscal 1998, the Company recorded net charges of $4.5 million and $25.0 million, respectively, representing the Antitrust Charge. Also, the Company recorded a $1.3 million net charge to provide for an early retirement/severance program during fiscal 2000 and a $5.2 million net charge to provide for the closure of certain graphite production facilities (the Closure Charge) during fiscal 1999.

     An extraordinary loss resulting from the early retirement of the Senior Notes (as herein defined) during fiscal 1998 reduced the Company's net results to an $11.5 million loss, or $1.32 per share.

     The Company's reportable business segments include graphite electrode products, which includes graphite electrodes, needle coke and other graphite specialty products, and calcium carbide products, which includes pipeline acetylene, calcium carbide for metallurgical applications and calcium carbide for fuel gas applications. The following table sets forth certain financial information for the periods discussed below and should be read in conjunction with the consolidated financial statements, including the notes thereto, appearing elsewhere in this Annual Report on Form 10-K:


Year Ended July 31,                                                   2000           1999          1998
-------------------------------------------------------------------------------------------------------
(dollar amounts in thousands)
Net sales:
  Graphite electrode products                                   $  158,818     $  183,618    $  215,767
  Calcium carbide products                                          48,537         56,512        77,984
-------------------------------------------------------------------------------------------------------
  Total net sales                                               $  207,355     $  240,130    $  293,751
=======================================================================================================
Percentage of net sales:
  Graphite electrode products                                         76.6%          76.5%         73.5%
  Calcium carbide products                                            23.4           23.5          26.5
-------------------------------------------------------------------------------------------------------
  Total percentage of net sales                                      100.0%         100.0%        100.0%
=======================================================================================================
Gross profit as a percentage of segment net sales:
  Graphite electrode products                                          3.0%          16.4%         18.0%
  Calcium carbide products                                            10.3           12.6          15.9
Percentage of total net sales:
  Total gross profit                                                   4.7%          15.5%         17.4%
  Selling, general and administrative                                  5.8            6.2           5.0
  Operating income (loss)                                             (2.1)           3.0          (0.6)
  Income (loss) from operations and before extraordinary loss         (4.7)           0.2          (1.7)
  Net income (loss)                                                   (4.7)           0.2          (3.9)
=======================================================================================================

FISCAL 2000 VERSUS FISCAL 1999

Net sales for fiscal 2000 were $207.4 million versus $241.1 million in fiscal 1999, a 13.6% decrease. Graphite electrode product net sales declined 13.5% to $158.8 million, while calcium carbide product net sales declined 14.1% to $48.5 million.

     Within the graphite electrode products segment, graphite electrode net sales were $117.3 million, a 9.9% decrease from fiscal 1999 resulting primarily from a 9.6% decline in average net electrode prices. Graphite electrode shipments in fiscal 2000 totaled 103.8 million pounds versus 104.0 million pounds in fiscal 1999. Domestic and foreign electrode shipments as a percentage of total electrode shipments during fiscal 2000 were 58.0% and 42.0%, respectively, versus 57.7% and 42.3%, respectively, in fiscal 1999. Average domestic electrode prices were down 6.1% in fiscal 2000 primarily as a result of increased price competition. Average foreign electrode prices declined 13.9% during fiscal 2000 as a result of increased price competition in certain foreign markets, coupled with the negative impact of the weaker Euro on the Company's net price realizations for electrode sales in Europe. The Company expects shipments of graphite electrodes to decline to approximately 90 million to 95 million pounds per year as a result of its lowering electrode production beginning in fiscal 2001. In addition, the Company's average net price realizations are expected to improve as it shifts electrode marketing efforts away from Europe and into domestic and other export markets which have more favorable net prices. Needle coke sales during fiscal 2000 were $21.5 million, a 32.5% decrease from fiscal 1999. Needle coke sales volumes in fiscal 2000 declined 22.1% to 61.2 thousand tons, while average needle coke prices declined 13.3% during fiscal 2000. Shipments and average prices for needle coke were lower during fiscal 2000 due to weaker demand for needle coke and increased price competition in this market. Graphite specialty product sales during fiscal 2000 totaled $20.0 million, a 7.5% decline from fiscal 1999 primarily as a result of lower bulk graphite sales.

     Within the calcium carbide products segment, acetylene sales (which includes pipeline acetylene and calcium carbide for fuel gas applications) during fiscal 2000 declined 22.1% to $24.3 million. The decline was primarily a result of lower shipments to pipeline acetylene customers. ISP, the Company's largest pipeline acetylene customer, had begun to reduce their demand for the Company's acetylene during fiscal 1999 by approximately 75% of its historical levels. This reduction in demand continued into fiscal 2000. In addition, shipments of calcium carbide for fuel gas applications were also lower during fiscal 2000, contributing to the lower net sales in this product area. Sales of calcium carbide for metallurgical applications during fiscal 2000 declined 7.1% to $18.3 million due primarily to lower net prices in the desulfurization product area. Increased price competition in calcium carbide as well as from substitute products has had a negative impact on price realizations for some metallurgical applications. However, shipments of calcium carbide for metallurgical applications improved slightly during fiscal 2000 and the Company has experienced price increases in certain metallurgical products. The Company has been successful in realizing price increases in the fuel gas sector as well. The Company believes this trend may continue into fiscal 2001. All other sales within calcium carbide product net sales totaled $6.0 million, a 5.4% increase primarily resulting from increased sales of electrode paste and carbide lime.

     Gross profit as a percentage of graphite electrode product net sales for fiscal 2000 was 3.0% versus 16.4% in fiscal 1999. The effects of the Company's working capital improvement program negatively impacted the gross profit margin during fiscal 2000. The Company temporarily reduced graphite electrode and needle coke production to lower inventory levels during fiscal 2000. The Company estimates that its cost of goods sold for fiscal 2000 includes approximately $10 million in fixed costs that would have been capitalized into inventory had the Company been operating at higher production levels during the period. Lower average prices for graphite electrodes and needle coke as well as lower shipments of needle coke also contributed to the lower gross profit margins in fiscal 2000. In addition, depreciation and amortization charges were approximately $0.6 million higher during fiscal 2000 as a result of the significant level of capital improvements made during recent fiscal years. Also, the gross cost of decant oil, the primary raw material in the production of needle coke, increased approximately 61% during fiscal 2000, contributing to the lower results. The Company's commodity hedging program partially mitigated the impact of the higher decant oil costs incurred in fiscal 2000. The high level of world petroleum prices may continue to have a negative effect on graphite electrode product gross profit margins for the foreseeable future. Gross profit as a percentage of calcium carbide product net sales for fiscal 2000 was 10.3% versus 12.6% in fiscal 1999. The decline in the gross margin is primarily a result of lower sales in the carbide business.

     Selling, general and administrative expenditures for fiscal 2000 were $12.1 million, an 18.9% decline from fiscal 1999. The decrease in expenditures was due primarily to lower departmental operating costs achieved as a result of the Company's cost saving programs, coupled with lower employee-related benefit costs during fiscal 2000.

     During fiscal 2000, the Company recorded a $2.0 million charge to provide for severance payments and benefits associated with the elimination of approximately 35 salaried positions. Substantially all of such payments are expected to be made through April 30, 2001.

     Net interest expense for fiscal 2000 was $10.4 million, including $9.7 million of interest expense associated with the Company's revolving credit facility, $0.3 million in fee amortization and $0.4 million in bank fees and other costs. Net interest expense for fiscal 1999 was $6.6 million, including $7.4 million of interest expense associated with the Company's revolving credit facility and $0.3 million in bank fees and other costs, less $1.1 million in capitalized interest.

     The effective tax rate was 34.4% for fiscal 2000. The effective rate differs from the federal statutory rate due primarily to state income taxes and non-deductible expenses.

FISCAL 1999 VERSUS FISCAL 1998

Net sales for fiscal 1999 were $240.1 million versus $293.8 million in fiscal 1998, an 18.3% decrease. Graphite electrode product net sales declined 14.9% to $183.6 million, while calcium carbide product net sales declined 27.5% to $56.5 million.

     Within the graphite electrode products segment, graphite electrode net sales were $130.2 million, representing an 18.6% decrease resulting from a 12.8% decrease in electrode shipments and a 6.7% decrease in average electrode prices. Graphite electrode shipments for fiscal 1999 totaled 104.0 million pounds versus 119.3 million pounds in fiscal 1998. Weakness in certain regions of the global economy had a negative impact on demand for electric arc furnace steel and, as a result, lower graphite electrode shipments and prices during fiscal 1999. Domestic and foreign electrode shipments as a percentage of total electrode shipments for fiscal 1999 were 57.7% and 42.3%, respectively, versus 55.7% and 44.3%, respectively, in fiscal 1998. Average domestic electrode prices during fiscal 1999 were down 9.6% from fiscal 1998 due to lower electric arc furnace steel production in the U.S. market. Average foreign net prices were down 3.4% due to lower transactional prices overseas and as a result of an unfavorable U.S. dollar exchange rate. Needle coke sales during fiscal 1999 decreased 6.1% to $31.8 million. A 15.9% increase in needle coke shipments was more than offset by a 19.0% decrease in needle coke prices. The decrease in needle coke prices was due primarily to the lower demand for graphite electrodes described above, which in turn has resulted in weakening demand for needle coke industry-wide. Graphite specialty product sales during fiscal 1999 were essentially flat at $21.6 million, although a 37.5% increase in higher-margin bulk graphite sales essentially offset a 25.9% reduction in lower-margin granular graphite sales.

     During fiscal 1999, one of the Company's graphite customers, Dow Chemical
(Dow), announced its intention to permanently close its magnesium production facility in Freeport, Texas. The Company previously supplied Dow with all of its graphite anode needs under a long-term supply agreement. The cancellation of the supply agreement accounts for approximately 8 million pounds of graphite production capacity. In connection with a cost savings program (discussed below), the Company has eliminated a significant amount of the costs associated with producing the graphite anodes previously supplied to Dow. The cancellation of this contract contributed to the reported decline in shipments of graphite electrodes for fiscal 1999.

     Within the calcium carbide product segment, pipeline acetylene sales for fiscal 1999 declined 40.8% to $17.1 million. The decrease was the result of a significant decrease in shipments to pipeline acetylene customers. ISP, the Company's largest pipeline acetylene customer, in response to lower global demand and lower prices for some of its acetylene-based products, reduced their demand for the Company's acetylene during fiscal 1999 by as much as 75% of its historical levels. This reduction in demand may be permanent. Partially offsetting the sales effect of the deliveries to pipeline acetylene customers was an increase in average pipeline acetylene prices resulting from the price/volume structure of the Company's acetylene supply contracts. Sales of calcium carbide for metallurgical applications of $19.7 million represented a 17.0% decrease from fiscal 1998, primarily due to lower shipments. Weakness in domestic steel production by integrated steel producers, coupled with lower prices for magnesium (a substitute product) and selective promotion of magnesium over calcium carbide by a major distributor, resulted in the lower sales levels. Calcium carbide for fuel gas applications totaled $14.1 million for fiscal 1999, a 29.8% decrease from fiscal 1998 resulting primarily from lower shipments. All other calcium carbide product sales for fiscal 1999 increased slightly to $5.7 million as a result of increased shipments of electrode paste.

     Gross profit as a percentage of graphite electrode product sales for fiscal 1999 was 16.4% versus 18.0% in fiscal 1998. The decrease in the gross margin was the result of lower prices of graphite electrodes and needle coke and the decrease in shipments of graphite electrodes. In addition, depreciation and amortization increased approximately $4.0 million in fiscal 1999, which alone negatively impacted the gross margin by 2.2%. Partially offsetting the effect of the above was a decline in net decant oil costs, which were 12.4% lower during fiscal 1999. Gross profit as a percentage of calcium carbide product sales for fiscal 1999 was 12.6% versus 15.9% in fiscal 1998. The decrease in the gross margin was the result of lower sales in the carbide business.

     In response to weak demand for many of the Company's products, the Company initiated a comprehensive cost savings program. A component of this program is the closure of two high-cost graphite production facilities at the Company's
St. Marys, Pennsylvania plant. This cost savings program, coupled with the commissioning of two major capital projects in the Company's graphite business in February 1999, reduced staffing levels by approximately 300 employees Company wide, representing a reduction in staffing of approximately 24%. The Company also achieved cost reductions in the areas of raw materials, utilities, transportation and professional services during fiscal 1999 in an effort to help offset the negative effect of lower sales. The Company expects to achieve further cost reductions in fiscal 2000.

     Selling, general and administrative expenditures for fiscal 1999 were $14.9 million, unchanged as compared to fiscal 1998. An increase in expenses associated with the Company's variable incentive compensation plans was essentially offset by a reduction in general operating expenses, which was the result of the Company's cost savings program.

     During fiscal 1999 and in connection with the Company's cost savings program discussed above, the Company announced plans to close certain baking and graphitizing operations at its St. Marys, PA plant resulting in a 12% reduction in the Company's graphite electrode production capacity. The Company estimates that it is capable of producing 110 million pounds of graphite electrodes per year after the facility closure. Other expense in fiscal 1999 includes the Closure Charge. Included in this charge is $5.7 million for the net write-off of impaired fixed assets and spare parts inventory, $1.4 million for hourly and salary workforce severance costs and $0.9 million in other closure-related costs. Essentially all of these costs were funded in fiscal 1999. Other expense for fiscal 1999 also includes the $7.0 million Supplemental Antitrust Charge.

     Net interest expense for fiscal 1999 was $6.6 million, including $7.4 million of interest expense associated with the Company's revolving credit facility and $0.3 million in bank fees, less $1.1 million in capitalized interest. Net interest expense for fiscal 1998 was $5.1 million, including $5.2 million of interest expense associated with the revolving credit facility, $1.5 million of interest expense associated with the 11.5% Senior Notes due 2003 (the Senior Notes) previously outstanding and $0.4 million in bank fees, less capitalized interest of $1.7 million and interest income of $0.3 million.

     The effective tax rate for fiscal 1999 was 39.4%. The effective rate differs from the federal statutory rate due primarily to state taxes and non-deductible expenses, offset by benefits derived from the Company's foreign sales corporation.

     As a result of a tender of the Company's Senior Notes in fiscal 1998 (the Tender) and a related revolving credit facility refinancing, the Company recorded a $6.4 million net extraordinary loss on the early extinguishment of debt during fiscal 1998. This extraordinary charge represents the premium paid to Senior Note holders in connection with the Tender and the write-off of unamortized deferred financing fees associated with the Senior Notes tendered and a revolving credit facility replaced in connection with the Tender.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

     Effective for fiscal 2001, the Company adopted Statement of Financial Accounting Standards (SFAS) #133, "Accounting for Derivative Instruments and Hedging Activities." The adoption of SFAS #133 resulted in a net of tax transition gain of $1.6 million recorded by the Company as a cumulative-effect adjustment to accumulated other comprehensive income to recognize the fair value of all derivatives. The Company's derivatives consist of foreign exchange forward contracts, oil futures and swap contracts and interest rate caps and swap contracts; all are designated as cash-flow hedges. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. In this documentation, the Company identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     In December 1999, the staff of the SEC issued Staff Accounting Bulletin ("SAB") 101, "Revenue Recognition in Financial Statements." SAB 101 outlines the basic criteria that must be met to recognize revenue, and provides guidelines for disclosure related to revenue recognition policies. This guidance is required to be implemented in the fourth quarter of fiscal 2001. The Company is currently reviewing this guidance in order to determine the impact of its provisions, if any, on the consolidated financial statements.

LIQUIDITY AND CAPITAL RESOURCES

     The Company's liquidity needs are primarily for capital expenditures, working capital (including antitrust settlements) and debt service on its revolving credit facility. The weakness in certain regions of the global economy and its impact on demand for the Company's products has resulted in the deferment of certain discretionary capital projects. The Company currently estimates that it will spend approximately $12 million in capital improvements during its fiscal year ending July 31, 2001. This projection includes $1.6 million for the HDS project for Seadrift. The HDS project in total is expected to cost approximately $30 million, $3.5 million of which has been spent as of July 31, 2000. The implementation of the HDS project is contingent upon securing adequate financing to fund the remaining costs of the project. In addition, the Company paid $18.5 million in antitrust payments during fiscal 2000. The increase in prices of decant oil (a major raw material for Seadrift) has also resulted in an increased working capital requirement for this raw material.

     During fiscal 2000, the Company implemented a working capital improvement program whereby the Company temporarily reduced graphite electrode and needle coke production in order to reduce inventory levels and further improve the Company's cash flow and cost structure. This program had a positive effect on operating cash flows as cash outflows for raw materials, labor and utilities were reduced during the period of lower production. However, the program had a negative impact on the Company's operating results during fiscal 2000 as the Company did not benefit from operating efficiencies and fixed cost absorption typical of normal levels of production. This situation significantly contributed to the Company reporting a net loss from operations for the fiscal year ended July 31, 2000.

     In connection with the tender of substantially all of the Company's 11.5% Senior Notes in fiscal 1998 (the Tender), the Company entered into an agreement with a consortium of banks led by PNC Bank (the Bank Group) for a $150 million revolving credit facility with a $15 million sub-limit for letters of credit which will expire in December, 2003 (as amended, the 1997 Revolving Credit Facility). As a result of the working capital improvement program, the Company and the Bank Group reduced the amount available under the 1997 Revolving Credit Facility to $135.0 million as of July 31, 2000. As of July 31, 2000, the Company had $8.5 million in availability under the 1997 Revolving Credit Facility. Borrowings outstanding were $120.8 million and letters of credit were $5.7 million as of July 31, 2000. The 1997 Revolving Credit Facility is collateralized with the Company's receivables, inventory and property, plant and equipment.

     As a result of the decline in the Company's operating results, coupled with the increased capital needs during fiscal 2000, the Company was not in compliance with the financial covenants required to be maintained under the 1997 Revolving Credit Facility for the reporting period ended July 31, 2000. On November 13, 2000 (the Waiver Effective Date), the Company and the Bank Group agreed to an amendment and waiver with respect to the 1997 Revolving Credit Facility (the Amendment and Waiver) under which the covenant violations discussed above were waived until August 6, 2001. In connection with the Amendment and Waiver, the Company has agreed to issue to the Bank Group warrants for the Company's Common Stock. Warrants exercisable for nominal consideration representing 15% of the Company's Common Stock outstanding (1,249,701 shares) were fully earned on the Waiver Effective Date. The Company can earn back 10% of such warrants (warrants representing 833,134 shares) if it is able to reduce the commitment under the 1997 Revolving Credit Facility to $110.0 million on or before March 31, 2001. The Company can earn back the remaining 5% of such warrants (warrants representing 416,567 shares) if it is able to reduce the commitment under the 1997 Revolving Credit Facility to $85.0 million (if the commitment was reduced to $110.0 million on or before March 31, 2001) or to $110.0 million (if the commitment was not already reduced to $110.0 million on or before March 31, 2001) on or before July 31, 2001. The fee associated with the Amendment and Waiver is 200 basis points, or $2.7 million, fully earned as of the Waiver Effective Date and payable as follows: $0.3 million on the Waiver Effective Date; $0.7 million on April 1, 2001; $1.0 million on May 1, 2001; and $0.7 million on June 1, 2001. The fee is reduced to 100 basis points, or $1.35 million, if the 1997 Revolving Credit Facility is fully repaid by April 30, 2001. As a result of the Amendment and Waiver, interest costs under the 1997 Revolving Credit Facility are computed at a rate of PNC Bank's prime rate plus a spread of 100 basis points (currently 10.5%). Such spread increases to 200 basis points if the Company does not reduce the commitment under the 1997 Revolving Credit Facility by $25 million on March 31, 2001. The issuance of the warrants associated with the Amendment and Waiver resulted in a $3.4 million non-cash charge which will be amortized into interest expense over the vesting period of the warrants which ends on July 31, 2001. The $2.7 million amendment fee has been capitalized as a deferred debt issuance cost and will be amortized into interest expense over the remaining life of the 1997 Revolving Credit Facility.

     As a result of the Amendment and Waiver, the commitment under the 1997 Revolving Credit Facility will be reduced by $0.5 million per month beginning on April 1, 2001. In addition, the Company has agreed to further reduce the commitment under the 1997 Revolving Credit Facility by an amount equal to the amount by which the Company's accounts receivable and inventory in total fall below certain thresholds, as more fully described in the Amendment and Waiver. Also, the commitment under the 1997 Revolving Credit Facility will be reduced by two-thirds of any refunds received by the Company from BOC related to the installation of a sulfur dioxide air emissions scrubbing unit at the Company's St. Marys, Pennsylvania facility. During the waiver period, the Company is restricted from issuing any equity (other than preferred share purchase rights) in the Company unless 100% of the net proceeds of any such issuance is used to repay and reduce the commitment under the 1997 Revolving Credit Facility. Any reduction in commitment arising as a result of these provisions is credited toward the $50 million reduction in commitment required to avoid the vesting of the warrants as outlined above.

     In connection with the Amendment and Waiver, the Company is required to achieve minimum monthly and quarterly EBITDA levels through July 2001, as well as sales commitment targets for needle coke and graphite electrodes for calendar 2001, all as more fully described in the Amendment and Waiver. Also, the Company must not allow its accounts receivable and inventory amounts in total to exceed certain thresholds and must maintain certain financial ratios with respect to accounts receivable and inventory, all as more fully described in the Amendment and Waiver.

     In connection with and as a requirement of the Amendment and Waiver, the Company has engaged Bear Stearns & Company to assist the Company in identifying strategic options or potential sources of financing to affect the $50 million reduction in commitment under the 1997 Revolving Credit Facility described above or otherwise refinance the 1997 Revolving Credit Facility. While the Company believes that there are certain strategic options or potential sources of financing available to the Company, there can be no assurance that the Company will be successful in reducing the commitment under the 1997 Revolving Credit Facility by $50 million to avoid the significant financial cost of not meeting the commitment reduction.

     The Company's expected operating results and cash flows from operations could be negatively impacted if demand for the Company's products weakens, if the U.S. dollar continues to strengthen versus the Euro or if increased oil costs continue for an extended period of time without increased product pricing. The negative impact of the operating factors noted above may continue to impact the Company's compliance with the financial covenants in the 1997 Revolving Credit Facility in the future. If the Company is not in compliance with such covenants in the future, the Company would have to obtain additional covenant violation waivers and amendments from its lenders, refinance the 1997 Revolving Credit Facility and/or obtain additional sources of financing. Terms and conditions of any settlements of pending antitrust claims may also adversely impact the Company's expected liquidity needs in the future. In the event that the Company's capital resources are not sufficient to fund the Company's planned capital expenditures, service its indebtedness, fund its working capital needs and pay any other obligation including those that may arise from pending legal proceedings and the resolution of current antitrust matters, the Company may be required to refinance or renegotiate the 1997 Revolving Credit Facility, obtain additional funding or further delay discretionary capital projects. If the Company were required to refinance or renegotiate the 1997 Revolving Credit Facility or obtain additional funding to satisfy its liquidity needs, there can be no assurance that funds would be available in amounts sufficient for the Company to meet its obligations or on terms favorable to the Company.

     During fiscal 1998, the Company's Board of Directors authorized the expenditure of up to $10 million to repurchase the Company's Common Stock. Subject to price and market considerations and applicable securities laws, such purchases may be made from time to time in open market, privately negotiated or other transactions. No time limit was placed on the duration of the repurchase program. The extent and timing of any repurchases will depend on market conditions and other corporate considerations. During fiscal 2000, the Company repurchased 25,000 shares of its Common Stock for $0.2 million under its share repurchase program. Since fiscal 1998, the Company has repurchased an aggregate 492,200 shares of its Common Stock under its share repurchase program at a total cost of $5.9 million. The 1997 Revolving Credit Facility currently precludes the Company from repurchasing its Common Stock.

     During fiscal 2000, total assets decreased $23.9 million to $250.5 million as of July 31, 2000. Current assets declined $17.9 million to $118.4 million primarily due to an $8.1 million decline in current deferred income taxes. In addition, inventories declined $7.0 million as a result of the Company's working capital improvement program. Property, plant and equipment declined $5.4 million to $124.9 million, as capital expenditures of $13.2 million were more than offset by depreciation of $18.6 million. Total liabilities declined $14.1 million to $179.0 million as of July 31, 2000 primarily due to the Company having funded $18.5 million in antitrust settlements and related legal costs. Total debt increased

$10.3 million to $120.8 million, while non-current deferred income taxes declined $7.9 million primarily as a result of the benefit of the Company's net tax operating loss generated in fiscal 2000. Stockholders' equity declined $9.8 million to $71.5 million primarily as a result of the Company's $9.7 million net loss in fiscal 2000.

     Cash flow provided by operations for fiscal 2000 was $5.9 million. Cash inflows from net loss plus non-cash items of $9.6 million were offset by a $3.7 million net change in working capital items. Major working capital inflows during fiscal 2000 included $7.0 million from inventories. These inflows were offset by cash outflows of $12.2 million for accounts payable and accrued expenses and $3.1 million for accounts receivable. During fiscal 2000, the Company paid net interest expenses of $8.2 million and received $8.5 million in net income tax refunds.

     The Company's investing activities have historically included capital expenditures ranging from $13.2 million in fiscal 2000 to $64.3 million in fiscal 1998. The substantial increase in capital expenditures during fiscal 1998 was due primarily to a modernization program and other significant capital projects initiated in fiscal 1997. The Company believes that most of its future investing activity cash flow requirements will be for capital expenditures.

     The Company's financing activities have principally represented borrowings and repayments on its revolving credit facilities, as well as periodic repurchases of Senior Notes in open market transactions and cash inflows from exercises of stock options. The Company also repurchased treasury shares in fiscal 2000, 1999, and 1998 at a cost of $0.2 million, $4.2 million and $1.9 million, respectively. Other financing activities during fiscal 1998 also included the effects of the Tender.

ITEM 7A QUANTITATIVE AND QUALITATIVE INFORMATION ABOUT MARKET RISK

The Company is exposed to financial, market and economic risks in many areas of its business. The Company utilizes several financial instruments and risk management programs in an effort to mitigate much of this exposure. The following is a summarization of the programs utilized by the Company in an attempt to mitigate these risks.

FOREIGN CURRENCY RISKS

Approximately 30% of the Company's net sales during each of the fiscal years ended July 31, 2000, 1999 and 1998 were to customers located in foreign countries. The majority of these foreign sales were denominated in local currencies, subjecting the Company to foreign currency exchange rate risk. The Company regularly enters into forward foreign currency contracts to help mitigate foreign currency exchange rate exposure on customer accounts receivable and sales commitments denominated in foreign currencies. These contracts require the Company to deliver foreign currencies in the future in order to receive U.S. dollars owed to it under the contracts at settlement. These contracts generally mature within 12 months and are principally unsecured contracts with commercial banks. Gains and losses related to forward foreign currency contracts are deferred and recognized in income at the time of the sale of the product.

     As of July 31, 2000, the Company had $10.6 million in forward foreign currency contracts outstanding. A hypothetical 10% change in forward rates would result in a gain or loss of approximately $1.0 million related to the contracts outstanding as of July 31, 2000, although any gain or loss would be substantially offset by an inverse change in the value of future collections on foreign accounts receivable or sales commitments. For purposes of this sensitivity analysis, the applicable forward rate for each contract as of July 31, 2000 was adjusted by the 10% hypothetical change and applied to the notional value of the contracts outstanding.

     The cash flows from these contracts are classified in a manner consistent with the underlying nature of the transactions. See Note 2 to the consolidated financial statements for a detailed description of the Company's foreign currency exposure, including customer accounts receivable denominated in foreign currencies and forward foreign currency contracts outstanding.

COMMODITY PRICE RISKS

The Company's affiliate, Seadrift, currently purchases approximately 2.0 million barrels of low sulfur decant oil each year to produce needle coke, the key raw material in the production of graphite electrodes. The cost of refinery decant oil is pegged to the U.S. Gulf Coast spot cargo barge prices and, in some cases, West Texas Intermediate crude oil. The Company regularly enters into crude oil and low sulfur fuel oil futures and swap agreements in order to help mitigate exposure to fluctuations in the cost of decant oil. These futures and swap contracts are financial hedges; the Company does not actually take delivery of the oil product that is the subject of the contracts.

     In the case of futures contracts, the Company agrees to purchase crude oil in the future at a set price, then liquidates the contract prior to settlement. The difference between the price of crude oil on the date the Company enters into the contract and the price on the settlement date represents the financial gain or loss on that contract. In the case of swap contracts, the Company agrees to pay a fixed price for low sulfur fuel oil and a counter party agrees to pay the variable market price for a particular month. The difference between the fixed price and the average market price for the applicable month represents the financial gain or loss on the contract. Gains and losses associated with these contracts, when settled, are deferred as an adjustment to Seadrift's oil inventory values and, ultimately, the carrying cost of needle coke.

     As of July 31, 2000, the Company had $3.9 million in low sulfur fuel oil and West Texas Intermediate crude oil swap contracts. A 10% change in the futures rates for these petroleum products would result in a $0.5 million gain or loss related to these contracts, although any gain or loss would be substantially offset by an inverse change in the purchase price of low sulfur decant oil expected to be purchased in the future. This hypothetical computation assumes a parallel shift in the applicable commodity futures prices. For purposes of this sensitivity analysis, forward low sulfur fuel oil prices for the months of August 2000 through December 2000 were adjusted by the 10% hypothetical change and applied to the notional number of barrels being hedged per the contracts outstanding. An increase in decant oil costs experienced in fiscal 2000 may continue to have a negative impact on the Company's gross margin if the higher oil costs continue for an extended period of time or if the Company is unable to realize needle coke price increases in fiscal 2001. The Company's commodity hedging program will mitigate the increase in oil costs to some degree in fiscal 2001.

     An additional market risk associated with the commodity product Seadrift purchases is availability of low sulfur decant oil of an acceptable quality. The Company utilizes several suppliers of low sulfur decant oil in an effort to try to mitigate the risk of availability to some degree. Prices and availability of low sulfur decant oil may be impacted by many factors, including world crude oil production and output, global demand for oil products and the production parameters of Seadrift's decant oil suppliers. While the Company believes that a sufficient amount of decant oil of an acceptable quality is currently readily available, there can be no assurance that Seadrift will be able to obtain an adequate quantity of suitable feedstocks at all times in the future or at acceptable prices. If financing is secured and the project is completed, the HDS project is expected to significantly mitigate this risk.

     See Note 2 to the consolidated financial statements for a detailed description of the consolidated financial statement impact of the Company's oil hedging activities during the fiscal years presented therein.

INTEREST RATE RISKS

The Company's indebtedness as of July 31, 2000 is comprised of $120.8 million in borrowings outstanding under the 1997 Revolving Credit Facility. Interest cost under the 1997 Revolving Credit Facility is based on PNC Bank's prime rate plus a spread (currently 1.0%). The Company uses interest rate swap and cap agreements to hedge a portion of its debt cost in an attempt to strike a favorable balance between fixed and variable rate debt and keep financing costs as low as possible. The Company has entered into several interest rate swap and cap agreements. The interest rate swap agreements effectively fix the Company's LIBOR rate at approximately 5.7% for a decreasing level of borrowings outstanding ranging from $55.0 million in fiscal 2001 to $15.0 million in fiscal 2003. The interest rate swap agreements did not have a material impact on the Company's consolidated financial statements during the fiscal year ended July 31, 2000. The interest rate cap agreements effectively cap the Company's base LIBOR rate at 7.5% on $20.0 million in borrowings through fiscal 2003. The interest rate cap agreements did not have a material impact on the Company's consolidated financial statements for the fiscal year ended July 31, 2000.

     The Company's effective interest rate, which includes actual interest costs as well as bank fees and amortization of debt transaction costs, for its fiscal year ended July 31, 2000 was 9.2%. The Company's blended effective interest rate on borrowings outstanding as of July 31, 2000 was 9.8%. A hypothetical 10% change in the blended effective interest rate assuming debt levels as of July 31, 2000 would result in a $1.2 million increase or decrease in interest costs.

OTHER MATTERS

CALCIUM CARBIDE JOINT VENTURE

On March 7, 2000, the Company announced that it would form a North American 50/50 joint venture with non ferrum Metallpulver Gesellschaft m.b.H. & Co.KG. ("non ferrum"), based in St. Georgen, Austria, and with "non ferrum" had executed letters of intent to purchase certain assets of Rossborough Manufacturing Co., L.P. (Rossborough) and Reactive Metals & Alloys Corporation (Remacor). On May 4, 2000, the Company announced that it would not pursue the purchase of Remacor. The joint venture arrangements contemplated that the Company would contribute its calcium carbide business net assets and debt to the joint venture while "non ferrum" would invest cash and contribute certain European magnesium businesses. In addition, Rossborough's management team take a more direct role in the new joint venture. The formation of the joint venture has been delayed as a result of operational, currency and other factors and the Company presently believes that in light of these considerations and the Amendment and Waiver, it is unlikely that the joint venture will be implemented in the form originally contemplated.

FORWARD-LOOKING STATEMENTS

This report may contain forward-looking statements that are based on current expectations, estimates and projections about the industries in which the Company operates, management's beliefs and assumptions made by management. Words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and are subject to the safe harbor created thereby. These statements are based on a number of assumptions that could ultimately prove inaccurate and, therefore, there can be no assurance that such statements will prove to be accurate. Factors that could affect actual future results include the developments relating to the antitrust investigations by the Department of Justice, the antitrust enforcement authorities of the European Union or related civil lawsuits as well as the assertion of other claims relating to such investigations or lawsuits or the subject matter thereof. While the Company believes that its Antitrust Reserve is adequate, there can be no assurance that agreements in principle will be finalized or that future developments or other factors might not adversely affect current estimates. Such factors also include the possibility that forecasted demand or prices for the Company's products may not occur or continue, changing economic and competitive conditions (including currency exchange rate and commodity pricing fluctuations), technological risks and other risks, costs and delays associated with the start-up and operation of major capital projects (including the Company's modernization program), changing governmental regulations (including environmental rules and regulations) and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission. The Company does not undertake to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ITEM 8 FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Carbide/Graphite Group, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, stockholders' equity and cash flows present fairly, in all material respects, the financial position of The Carbide/Graphite Group, Inc. and Subsidiaries (the Company) at July 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended July 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Pittsburgh, Pennsylvania 15219
September 8, 2000,
except for paragraphs 2 through
5 of Note 6 as to which the
date is November 13, 2000


CONSOLIDATED STATEMENTS OF OPERATIONS
THE CARBIDE/GRAPHITE GROUP, INC.

Year Ended July 31,                                                        2000                 1999             1998
-----------------------------------------------------------------------------------------------------------------------
(in thousands, except share and per share information)
Net sales                                                              $   207,355        $   240,130       $   293,751
Operating costs and expenses:
  Cost of goods sold                                                       197,619            202,888           242,535
  Selling, general and administrative                                       12,100             14,925            14,884
  Early retirement/severance charge (Note 12)                                2,050               --                --
  Other expense (Note 12)                                                     --               15,043            38,000
-----------------------------------------------------------------------------------------------------------------------
    Operating income (loss)                                                 (4,414)             7,274            (1,668)
Other costs and expenses:
  Interest expense, net (Note 6)                                            10,423              6,617             5,130
-----------------------------------------------------------------------------------------------------------------------
    Income (loss) before income taxes
      and extraordinary loss                                               (14,837)               657            (6,798)
Provision (benefit) for taxes on income from operations (Note 4)            (5,108)               259            (1,729)
-----------------------------------------------------------------------------------------------------------------------
    Income (loss) before extraordinary loss                                 (9,729)               398            (5,069)
Extraordinary loss on early extinguishment of debt,
    net of tax benefit of $3,769 in 1998 (Note 6)                             --                 --              (6,417)
-----------------------------------------------------------------------------------------------------------------------
        Net income (loss)                                              $    (9,729)       $       398       $   (11,486)
-----------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE INFORMATION (Note 1)
  Income (loss) before extraordinary loss:
    Basic                                                              $     (1.17)       $      0.05       $     (0.58)
    Diluted                                                            $     (1.17)       $      0.05       $     (0.58)
-----------------------------------------------------------------------------------------------------------------------
  Extraordinary loss on early extinguishment of debt, net:
    Basic                                                                     --                 --               (0.74)
    Diluted                                                                   --                 --               (0.74)
-----------------------------------------------------------------------------------------------------------------------
  Net income (loss):
    Basic                                                              $     (1.17)       $      0.05       $     (1.32)
    Diluted                                                            $     (1.17)       $      0.05       $     (1.32)
-----------------------------------------------------------------------------------------------------------------------
Common and common equivalent shares:
    Basic                                                                8,327,815          8,391,192         8,699,304
    Diluted                                                              8,327,815          8,415,437         8,699,304
-----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these consolidated financial statements.


CONSOLIDATED BALANCE SHEETS
THE CARBIDE/GRAPHITE GROUP, INC.

July 31,                                                                                     2000               1999
---------------------------------------------------------------------------------------------------------------------
(in thousands, except share and per share information)
ASSETS
Current assets:
  Accounts receivable--trade, net of allowance for doubtful
     accounts: $977 in 2000 and $819 in 1999 (Note 2)                                    $  40,775          $  37,997
  Inventories (Note 3)                                                                      66,575             73,621
  Income taxes receivable (Note 4)                                                           4,299              6,592
  Deferred income taxes (Note 4)                                                             3,999             12,093
  Other current assets                                                                       2,787              5,989
---------------------------------------------------------------------------------------------------------------------
    Total current assets                                                                   118,435            136,292
Property, plant and equipment, net (Note 5)                                                124,910            130,342
Other assets                                                                                 7,149              7,782
---------------------------------------------------------------------------------------------------------------------
      Total assets                                                                       $ 250,494          $ 274,416
---------------------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Overdrafts                                                                             $   1,236          $   4,079
  Accounts payable, trade                                                                   24,148             16,937
  Accrued expenses:
    Antitrust claims reserve (Note 7)                                                        2,857             21,404
    Vacation                                                                                 2,808              3,242
    Workers' compensation                                                                    4,438              5,597
    Other                                                                                   10,172              9,429
---------------------------------------------------------------------------------------------------------------------
    Total current liabilities                                                               45,659             60,688
Long-term debt (Notes 2 and 6)                                                             120,800            110,500
Deferred income taxes (Note 4)                                                                 229              8,107
Retirement benefit plans and other (Note 8)                                                 10,091             11,424
Deferred revenue (Note 1)                                                                    2,245              2,380
---------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                    179,024            193,099
---------------------------------------------------------------------------------------------------------------------
Commitments and contingencies (Note 7)
---------------------------------------------------------------------------------------------------------------------
Stockholders' equity:
  Preferred Stock, $0.01 par value; 2,000,000 shares authorized; none issued                  --                 --
  Common Stock, $0.01 par value; 18,000,000 shares authorized;
    shares issued: 9,955,542 in 2000 and 9,937,042 in 1999                                      99                 99
  Additional paid-in capital, net of equity issue costs of $1,398                           36,712             36,616
  Retained earnings                                                                         45,866             55,595
  Common Stock to be issued under options (Note 9)                                            --                   39
---------------------------------------------------------------------------------------------------------------------
                                                                                            82,677             92,349
  Common Stock held in treasury at cost (Note 14):
    1,624,200 shares in 2000 and 1,599,200 shares in 1999                                  (11,207)           (11,032)
---------------------------------------------------------------------------------------------------------------------
      Total stockholders' equity                                                            71,470             81,317
---------------------------------------------------------------------------------------------------------------------
      Total liabilities and stockholders' equity                                         $ 250,494          $ 274,416
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these consolidated financial statements.


CONSOLIDATED STATEMENTS OF CASH FLOWS
THE CARBIDE/GRAPHITE GROUP, INC.

Year Ended July 31,                                                             2000                1999              1998
-----------------------------------------------------------------------------------------------------------------------------
(in thousands)
Net income (loss)                                                           $  (9,729)         $     398          $ (11,486)
Adjustments to reconcile net income (loss)
  to cash provided by operations:
  Depreciation and amortization                                                18,630             18,022             14,012
  Amortization of debt issuance costs                                             280                160                190
  Amortization of intangible assets                                                53                 81                364
  Adjustments to deferred taxes                                                   216              7,642            (14,102)
  Provision for loss--accounts receivable                                         301                120               --
  Extraordinary loss on early extinguishment of debt                             --                 --               10,186
  Loss on the impairment of assets                                               --                5,742               --
Increase (decrease) in cash from changes in:
  Accounts receivable                                                          (3,079)            12,352             (1,381)
  Inventories                                                                   7,046             (5,782)            (9,394)
  Income taxes                                                                  2,293             (7,438)             1,796
  Other current assets                                                          3,211                871               (936)
  Accounts payable and accrued expenses                                       (12,186)           (14,160)            28,892
  Net change in other non-current assets and liabilities                       (1,168)              (311)                50
-----------------------------------------------------------------------------------------------------------------------------
    Net cash provided by operations                                             5,868             17,697             18,191
-----------------------------------------------------------------------------------------------------------------------------
Investing activities:
  Capital expenditures                                                        (13,198)           (15,532)           (64,306)
  Proceeds from (purchases of) short-term investments                            --                 --               15,750
-----------------------------------------------------------------------------------------------------------------------------
    Net cash used for investing activities                                    (13,198)           (15,532)           (48,556)
-----------------------------------------------------------------------------------------------------------------------------
Financing activities:
  Payments on revolving credit facilities                                     (91,200)           (68,670)           (75,400)
  Proceeds from revolving credit facilities                                   101,500             69,020            185,550
  Repurchase or redemption of Senior Notes,
     including premiums of $8,077 in 1998                                        --                 --              (88,030)
  Net change in cash overdraft                                                 (2,843)             1,622              2,457
  Proceeds from exercise of stock options under benefit plans                      48                157                619
  Purchase of treasury stock                                                     (175)            (4,207)            (1,930)
  Other                                                                          --                  (87)              (836)
-----------------------------------------------------------------------------------------------------------------------------
    Net cash provided by (used for) financing activities                        7,330             (2,165)            22,430
-----------------------------------------------------------------------------------------------------------------------------
Net change in cash and cash equivalents                                          --                 --               (7,935)
Cash and cash equivalents, beginning of period                                   --                 --                7,935
-----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period                                         --                 --                 --
-----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these consolidated financial statements.


CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
THE CARBIDE/GRAPHITE GROUP, INC.

                                                                                                    Common
                                                                                                   Stock to
                                                 Common Stock         Additional                  be Issued
                           Comprehensive    --------------------        Paid-In       Retained       Under      Treasury
                           Income (Loss)    Shares        Amount        Capital       Earnings      Options      Stock
--------------------------------------------------------------------------------------------------------------------------
(in thousands, except
share information)
Balance at July 31, 1997                  9,752,272      $    97      $    34,163   $    66,683    $   161    $  (4,895)
Net loss                   $   (11,486)                                                 (11,486)
---------------------------------------
Exercise of stock options                   132,270            2              678                      (61)
Tax benefit on exercise
  of stock options                                                          1,402
Purchase of treasury stock                                                                                       (1,930)
---------------------------------------------------------------------------------------------------------------------------

Balance at July 31, 1998                  9,884,542           99           36,243        55,197        100       (6,825)
Net income                 $       398                                                      398
---------------------------------------
Exercise of stock options                    52,500           --              218                      (61)
Tax benefit on exercise
  of stock options                                                            155
Purchase of treasury stock                                                                                       (4,207)
-----------------------------------------------------------------------------------------------------------------------------

Balance at July 31, 1999                  9,937,042           99           36,616        55,595         39      (11,032)
 Net loss                  $    (9,729)                                                  (9,729)
---------------------------------------
Exercise of stock options                    18,500           --               87                      (39)
Tax benefit on exercise
  of stock options                                                              9
Purchase of treasury stock                                                                                         (175)
--------------------------------------------------------------------------------------------------------------------------
BALANCE AT JULY 31, 2000                  9,955,542      $    99      $    36,712   $    45,866         --    $ (11,207)
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these consolidated financial statements.

FINANCIAL NOTES
THE CARBIDE/GRAPHITE GROUP, INC.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF CONSOLIDATION

The consolidated financial statements include the accounts of The
Carbide/Graphite Group, Inc. and its wholly-owned subsidiaries and affiliates. Intercompany accounts and transactions have been eliminated.

     The preparation of the consolidated financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions. These may affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the consolidated financial statements. They may also affect the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from those estimates upon resolution of certain matters.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

     Effective for fiscal 2001, the Company adopted SFAS #133, "Accounting for Derivative Instruments and Hedging Activities." The adoption of SFAS #133 resulted in a net of tax transition gain of $1.6 million recorded by the Company as a cumulative-effect adjustment to accumulated other comprehensive income to recognize the fair value of all derivatives. The Company's derivatives consist of foreign exchange forward contracts, oil futures and swap contracts and interest rate caps and swap contracts; all are designated as cash-flow hedges. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. In this documentation, the Company identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     In December 1999, the staff of the SEC issued Staff Accounting Bulletin ("SAB") 101, "Revenue Recognition in Financial Statements." SAB 101 outlines the basic criteria that must be met to recognize revenue, and provides guidelines for disclosure related to revenue recognition policies. This guidance is required to be implemented in the fourth quarter of fiscal 2001. The Company is currently reviewing this guidance in order to determine the impact of its provisions, if any, on the consolidated financial statements.

INVENTORIES

Inventories are stated at the lower of cost or market, with cost determined under both the actual cost and the last-in, first-out (LIFO) method. The supplies inventories are valued at the lower of average cost or market.

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment is stated at cost and depreciated on a straight-line basis over the estimated useful service lives of the related assets. Interest costs associated with the construction of major capital additions are capitalized as part of the cost of the related assets. Gains or losses from the sale or retirement of assets are included in income. Repairs and maintenance are expensed as incurred.

REVENUE RECOGNITION

Net sales to customers are recognized when products are shipped.

DEFERRED REVENUE

The Company has entered into a long-term supply contract to deliver carbide lime to a customer for which it has received the contract amount in advance. The Company is recognizing revenue associated with the agreement over the life of the contract utilizing the straight-line method which approximates actual shipments.

CASH EQUIVALENTS

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

ENVIRONMENTAL EXPENDITURES

The Company expenses or capitalizes environmental expenditures that relate to current operations, as adjusted for indemnity claims against BOC, as appropriate. Expenditures which do not contribute to future revenues and that relate to existing conditions caused by past operations are expensed. Liabilities are recorded when remedial efforts are probable and the costs can be reasonably estimated.

EARNINGS PER SHARE

The following table provides a reconciliation of the income (loss) and share amounts for the basic and diluted earnings per share computations for income
(loss) before extraordinary loss for the fiscal years ended July 31, 2000, 1999 and 1998 (dollar amounts in thousands):

                                                                                               Per Share
                                                              Income (Loss)     Shares           Amount
------------------------------------------------------------------------------------------------------------
2000
Basic earnings per share                                       $  (9,729)      8,327,815      $     (1.17)
------------------------------------------------------------------------------------------------------------
Effect of dilutive securities:
  Options for common stock                                          --              --
------------------------------------------------------------------------------------------------------------
Diluted earnings per share                                     $  (9,729)      8,327,815      $     (1.17)
------------------------------------------------------------------------------------------------------------
1999
Basic earnings per share                                       $     398       8,391,192      $      0.05
------------------------------------------------------------------------------------------------------------
Effect of dilutive securities:
  Options for common stock                                          --            24,245
------------------------------------------------------------------------------------------------------------
Diluted earnings per share                                     $     398       8,415,437      $      0.05
------------------------------------------------------------------------------------------------------------
1998
Basic earnings per share                                       $  (5,069)      8,699,304      $     (0.58)
------------------------------------------------------------------------------------------------------------
Effect of dilutive securities:
  Options for common stock                                          --              --
------------------------------------------------------------------------------------------------------------
Diluted earnings per share                                     $  (5,069)      8,699,304      $     (0.58)
------------------------------------------------------------------------------------------------------------



     The weighted-average number of options for common stock outstanding for the fiscal years ended July 31, 2000 and 1998 was 25,151 and 194,694, respectively. Options assumed to be outstanding for purposes of the dilutive earnings per share computations were reduced utilizing the treasury stock method. Since the Company's results were a net loss for the fiscal years ended July 31, 2000 and 1998, common equivalent shares were excluded from the diluted earnings per share computation for these periods as their effect would have been anti-dilutive.

INTANGIBLES AND DEFERRED CHARGES

Deferred charges and intangibles are recorded at historical cost and amortized on a straight-line basis over the estimated economic life of the agreement or contract underlying the assets.

RECLASSIFICATION

Certain amounts previously reported have been reclassified to conform with the current year presentation.

2. FINANCIAL INSTRUMENTS

The Company's financial instruments as of July 31, 2000 included its revolving credit facility, with an estimated fair value of $111 million as of July 31, 2000. In addition, the Company purchases and currently holds certain derivative financial instruments as hedging vehicles, as more fully described below.

     The Company regularly enters into forward foreign currency contracts to help mitigate foreign currency exchange rate exposure on customer accounts receivable and sales commitments denominated in foreign currencies. The Company's accounts receivable as of July 31, 2000 and 1999 included the following foreign currency balances (in thousands):

July 31,                                                 2000                    1999
---------------------------------------------------------------------------------------
German Marks                                            $3,179                  $4,057
Japanese Yen                                             2,423                   2,234
French Francs                                             --                     1,468
Spanish Pesata                                             330                     592
Italian Lira                                               640                     586
Euros                                                      204                     412
British Sterling                                          --                        57
---------------------------------------------------------------------------------------

   Total foreign currency accounts receivable           $6,776                  $9,406
---------------------------------------------------------------------------------------

     As of July 31, 2000 and 1999, the Company held forward foreign currency contracts in the following foreign denominations (in thousands):

                                                                      2000                               1999
                                                           --------------------------       ----------------------------
                                                                             Market                            Market
                                                           Contract          Value           Contract           Value
July 31,                                                      Value       Gain (Loss)          Value         Gain (Loss)
------------------------------------------------------------------------------------------------------------------------
Euros                                                      $ 4,730          $   246          $12,549          $  (213)
German Marks                                                  --               --              5,183              100
Japanese Yen                                                 4,564              270            3,636              (47)
French Francs                                                 --               --              1,694               63
British Sterling                                             1,354                1            1,907              (24)
Spanish Pesata                                                --               --                633               30
Italian Lira                                                  --               --                621               68
Belgian Francs                                                --               --                213                4
------------------------------------------------------------------------------------------------------------------------
  Total forward foreign currency contracts                 $10,648          $   517          $26,436          $   (19)
------------------------------------------------------------------------------------------------------------------------

     These contracts generally mature within 12 months and are principally unsecured exchange contracts with commercial banks. Gains and losses related to forward foreign currency contracts are deferred and recognized in income at the same time as the sale of the product. The cash flows from these contracts are classified in a manner consistent with the underlying nature of the transactions.

     The Company regularly enters into crude and low sulfur fuel oil futures contracts and swap agreements. Such contracts and agreements are accounted for as hedges of decant oil purchases, the primary raw material in the production of needle coke. As of July 31, 2000 and 1999, the Company held the following oil swap contracts (in thousands):

                                                           2000                                 1999
                                                  ---------------------------      -----------------------------
                                                                     MARKET                            Market
                                                  CONTRACT           VALUE          Contract           Value
July 31,                                            VALUE         GAIN (LOSS)        Value           Gain (Loss)
-----------------------------------------------------------------------------------------------------------------
West Texas Intermediate swap contracts             $1,175           $  245             --               --
Low sulfur fuel oil swap contracts                  2,748              927           $5,972           $1,759
-----------------------------------------------------------------------------------------------------------------
  Total commodity hedging contracts                $3,923           $1,172           $5,972           $1,759
-----------------------------------------------------------------------------------------------------------------


     As of July 31, 2000 and 1999, deferred gains associated with the Company's oil hedging activities, including gains not yet recorded in the consolidated financial statements and gains deferred as an adjustment to the Company's inventory value totaled $2.1 million and $2.2 million, respectively. Gains and losses associated with oil hedging activities recognized as an adjustment to cost of goods sold in the consolidated statements of operations were a gain of $3.5 million, and losses of $3.4 million and $1.0 million for the fiscal years ended July 31, 2000, 1999 and 1998, respectively.

     The Company has entered into several interest rate swap and cap agreements. The interest rate swap agreements effectively fix the Company's average LIBOR borrowing rate at approximately 5.7% for a decreasing level of borrowings outstanding ranging from $55.0 million in fiscal 2001 to $15.0 million in fiscal 2003. The interest rate swap agreements did not have a material impact on the Company's consolidated financial statements during the fiscal years ended July 31, 2000, 1999 and 1998. The interest rate cap agreements effectively cap the Company's base LIBOR rate at 7.5% on $20.0 million in borrowings through fiscal 2003. The interest rate cap agreements did not have a material impact on the Company's consolidated financial statements for the fiscal years ended July 31, 2000, 1999 and 1998. The fair value of the Company's interest rate swap and cap agreements was approximately $0.8 million as of July 31, 2000.

3. Inventories

Inventories were as follows (in thousands):

July 31,                                  2000                            1999
--------------------------------------------------------------------------------
Finished goods                          $ 18,907                       $ 22,386
Work in process                           34,602                         43,723
Raw materials                             16,747                         13,429
--------------------------------------------------------------------------------
                                          70,256                         79,538
LIFO reserve                             (14,749)                       (16,487)
--------------------------------------------------------------------------------
                                          55,507                         63,051
Supplies                                  11,068                         10,570
--------------------------------------------------------------------------------
  Total inventories                     $ 66,575                       $ 73,621
--------------------------------------------------------------------------------



     As of July 31, 2000 and 1999, approximately 64.0% and 72.2%, respectively, of the Company's inventory was valued on a LIFO basis. If valued on a current cost basis, total inventories would be $14.7 million and $16.5 million higher as of July 31, 2000 and 1999, respectively.

     During fiscal 1999, the Company recorded a $1.0 million pre-tax charge to write-off supplies inventories that became obsolete upon the closure of certain graphite production facilities. See Note 12.

4. INCOME TAXES

The components of the provision (benefit) for income taxes related to operations included the following (in thousands):

Year Ended July 31,                                                              2000              1999           1998
-----------------------------------------------------------------------------------------------------------------------
Current:
  Federal                                                                      $ (5,690)        $ (7,827)      $ 11,523
  State                                                                             151              444            850
-----------------------------------------------------------------------------------------------------------------------
                                                                                 (5,539)          (7,383)        12,373
Deferred                                                                            431            7,642        (14,102)
-----------------------------------------------------------------------------------------------------------------------
  Provision (benefit) for income taxes                                         $ (5,108)        $    259       $ (1,729)
-----------------------------------------------------------------------------------------------------------------------

     A reconciliation of federal statutory income taxes to effective taxes follows (in thousands):

Year Ended July 31,                                                                  2000           1999          1998
-----------------------------------------------------------------------------------------------------------------------
Federal statutory taxes                                                             $(5,193)       $   230      $(2,379)
Tax effect of:
  State income taxes, net of federal benefit                                            112            225          415
  Foreign sales corporation benefit                                                    --             (232)        (394)
  Prior year return and audit adjustments                                               (82)           (92)         442
  Non-deductible expenses                                                                70             69           88
  Other                                                                                 (15)            59           99
-----------------------------------------------------------------------------------------------------------------------
  Total effective taxes                                                             $(5,108)       $   259      $(1,729)
-----------------------------------------------------------------------------------------------------------------------

  The components of deferred tax assets and liabilities follow (in thousands):

                                                            2000                                1999
                                              ------------------------------       -----------------------------
                                              DEFERRED TAX      DEFERRED TAX        Deferred Tax    Deferred Tax
July 31,                                           ASSETS        LIABILITIES            Assets      Liabilities
-----------------------------------------------------------------------------------------------------------------
Depreciation                                        --              $14,901               --              $11,180
Federal net operating losses                     $10,850               --                 --                 --
Antitrust claims reserve                             912               --              $ 7,491               --
Employee retirement benefits                       1,603               --                1,784               --
Inventory adjustments                                624               --                  790               --
Workers' compensation                              1,764               --                2,213               --
Allowance for doubtful accounts                      742               --                  593               --
Vacation reserve                                     672               --                  792               --
Other                                              1,504               --                1,503               --
-----------------------------------------------------------------------------------------------------------------

  Total deferred taxes                           $18,671            $14,901            $15,166            $11,180
-----------------------------------------------------------------------------------------------------------------

     Management believes that the net deferred tax asset as of July 31, 2000 will be realized through reductions to future taxable income. All federal tax returns prior to fiscal 1997 have been settled with the Internal Revenue Service. Management does not believe that the settlement of its open tax years will have a material adverse effect on the Company's future operating results.

     As of July 31, 2000, the Company had available federal net operating loss carryforwards of approximately $31.0 million. These net operating loss carryforwards may be used to offset future federal income taxes through 2020. As of July 31, 2000, the Company had no net operating loss carryforwards for state income tax purposes.

5. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following (in thousands):

July 31,                                            2000                        1999
-------------------------------------------------------------------------------------
Buildings and improvements                      $  53,358                   $  51,647
Machinery and equipment                           276,322                     272,469
-------------------------------------------------------------------------------------
                                                  329,680                     324,116
Accumulated depreciation                         (222,464)                   (207,506)
-------------------------------------------------------------------------------------
                                                  107,216                     116,610
Land                                                7,711                       7,711
Construction in progress                            9,983                       6,021
-------------------------------------------------------------------------------------
  Total property, plant and equipment           $ 124,910                   $ 130,342
-------------------------------------------------------------------------------------

6. LONG-TERM DEBT

In connection with the tender of substantially all of the Company's 11.5% Senior Notes in fiscal 1998 (the Tender), the Company entered into an agreement with a consortium of banks led by PNC Bank (the Bank Group) for a $150 million revolving credit facility with a $15 million sub-limit for letters of credit which will expire in December, 2003 (as amended, the 1997 Revolving Credit Facility). The Company and the Bank Group reduced the amount available under the 1997 Revolving Credit Facility to $135.0 million as of July 31, 2000. As of July 31, 2000, the Company had $8.5 million in availability under the 1997 Revolving Credit Facility. Borrowings outstanding were $120.8 million and letters of credit were $5.7 million as of July 31, 2000. The 1997 Revolving Credit
Facility is collateralized with the Company's receivables, inventory and property, plant and equipment.

     As a result of the decline in the Company's operating results, coupled with the increased capital needs during fiscal 2000, the Company was not in compliance with the financial covenants required to be maintained under the 1997 Revolving Credit Facility for the reporting period ended July 31, 2000. On November 13, 2000 (the Waiver Effective Date), the Company and the Bank Group agreed to an amendment and waiver with respect to the 1997 Revolving Credit Facility (the Amendment and Waiver) under which the covenant violations discussed above were waived until August 6, 2001. In connection with the Amendment and Waiver, the Company has agreed to issue to the Bank Group warrants for the Company's Common Stock. Warrants exercisable for nominal consideration representing 15% of the Company's Common Stock outstanding (1,249,701 shares) were fully earned on the Waiver Effective Date. The Company can earn back 10% of such warrants (warrants representing 833,134 shares) if it is able to reduce the commitment under the 1997 Revolving Credit Facility to $110.0 million on or before March 31, 2001. The Company can earn back the remaining 5% of such warrants (warrants representing 416,567 shares) if it is able to reduce the commitment under the 1997 Revolving Credit Facility to $85.0 million (if the commitment was reduced to $110.0 million on or before March 31, 2001) or $110.0 million (if the commitment was not already reduced to $110.0 million on or before March 31, 2001) on or before July 31, 2001. The fee associated with the Amendment and Waiver is 200 basis points, or $2.7 million, fully earned as of the Waiver Effective Date and payable as follows: $0.3 million on the Waiver Effective Date; $0.7 million on April 1, 2001; $1.0 million on May 1, 2001; and $0.7 million on June 1, 2001. The fee is reduced to 100 basis points, or $1.35 million, if the 1997 Revolving Credit Facility is fully repaid by April 30, 2001. As a result of the Amendment and Waiver, interest costs under the 1997 Revolving Credit Facility are computed at a rate of PNC Bank's prime rate plus a spread of 100 basis points (currently 10.5%). Such spread increases to 200 basis points if the Company does not reduce the commitment under the 1997 Revolving Credit Facility by $25 million on March 31, 2001. The issuance of the warrants associated with the Amendment and Waiver resulted in a $3.4 million non-cash charge which will be amortized into interest expense over the vesting period of the warrants which ends on July 31, 2001. The $2.7 million amendment fee has been capitalized as a deferred debt issuance cost and will be amortized into interest expense over the remaining life of the 1997 Revolving Credit Facility.

     As a result of the Amendment and Waiver, the commitment under the 1997 Revolving Credit Facility will be reduced by $0.5 million per month beginning on April 1, 2001. In addition, the Company has agreed to further reduce the commitment under the 1997 Revolving Credit Facility by an amount equal to the amount by which the Company's accounts receivable and inventory in total fall below certain thresholds, as more fully described in the Amendment and Waiver. Also, the commitment under the 1997 Revolving Credit Facility will be reduced by two-thirds of any refunds received by the Company from BOC related to the installation of a sulfur dioxide air emissions scrubbing unit at the Company's

St. Marys, Pennsylvania facility. During the waiver period, the Company is restricted from issuing any equity (other than preferred share purchase rights) in the Company unless 100% of the net proceeds of any such issuance is used to repay and reduce the commitment under the 1997 Revolving Credit Facility. Any reduction in commitment arising as a result of these provisions is credited toward the $50 million reduction in commitment required to avoid the vesting of the warrants as outlined above.

     In connection with the Amendment and Waiver, the Company is required to achieve minimum monthly and quarterly EBITDA levels through July 2001, as well as sales commitment targets for needle coke and graphite electrodes for calendar 2001, all as more fully described in the Amendment and Waiver. Also, the Company must not allow its accounts receivable and inventory amounts in total to exceed certain thresholds and must maintain certain financial ratios with respect to accounts receivable and inventory, all as more fully described in the Amendment and Waiver.

     In connection with and as a requirement of the Amendment and Waiver, the Company has engaged Bear Stearns & Company to assist the Company in identifying strategic options or potential sources of financing to affect the $50 million reduction in commitment under the 1997 Revolving Credit Facility described above or otherwise refinance the 1997 Revolving Credit Facility. While the Company believes that there are certain strategic options or potential sources of financing available to the Company, there can be no assurance that the Company will be successful in reducing the commitment under the 1997 Revolving Credit Facility by $50 million to avoid the significant financial cost of not meeting the commitment reduction.

     Interest expense for the fiscal year ended July 31, 1998 was reduced by $0.3 million of interest income earned on cash, cash equivalents and short-term investments. Also, during fiscal 1999 and 1998 the Company capitalized $1.1 million and $1.7 million, respectively, in interest costs associated with capital expenditures. The Company's effective interest rate, which includes actual interest costs as well as bank fees and amortization of debt transaction costs, for its fiscal year ended July 31, 2000 was 9.2%. The Company's blended effective interest rate on borrowings outstanding as of July 31, 2000 was 9.8%.

7. COMMITMENTS AND CONTINGENCIES

The Company leases various types of machinery, equipment and real estate, which are accounted for as operating leases. Future minimum rental payments under non-cancellable operating leases are as follows (in thousands):

Year Ending July 31,
--------------------------------------------------------------------------------
2001                                                   $2,015
2002                                                    1,865
2003                                                    1,669
2004                                                    1,247
Thereafter                                                470
--------------------------------------------------------------------------------

     Consolidated rent expense for the years ended July 31, 2000, 1999 and 1998 amounted to approximately $3.0 million, $3.3 million and $2.9 million, respectively.

     The Company purchases electricity from various local producers under long-term contracts which expire at various dates through 2007. These contracts require the Company to make future minimum payments aggregating approximately $4.0 million through the end of the contracts, whether or not the Company takes power in the future.

     In May 1997, the Company was served with a subpoena issued by a Grand Jury empanelled by the United States District Court for the Eastern District of Pennsylvania. The Company was advised by attorneys for the Department of Justice
(DOJ) that the Grand Jury is investigating price fixing by producers of graphite products in the United States and abroad during the period 1992 to 1997. The Company is cooperating with the DOJ in the investigation. The DOJ has granted the Company and certain former and present senior executives the opportunity to participate in its Corporate Leniency Program and the Company has entered into an agreement with the DOJ under which the Company and such executives who cooperate will not be subject to criminal prosecution with respect to the investigation. Under the agreement, the Company has agreed to use its best efforts to provide for restitution to its domestic customers for actual damages if any conduct of the Company which violated the Federal Antitrust Laws in the manufacture and sale of such graphite products caused damage to such customers.

     Subsequent to the initiation of the DOJ investigation, four civil cases were filed in the United States District Court for the Eastern District of Pennsylvania in Philadelphia asserting claims on behalf of a class of purchasers for violations of the Sherman Act. These cases, which have been consolidated, name the Company, UCAR International Inc. (UCAR), SGL Carbon Corporation (SGL Corp.) and SGL Carbon AG (SGL) as defendants (together, the Named Defendants) and seek treble damages. On March 30, 1998, a number of purchasers who were previously included in the purported class of plaintiffs covered by the consolidated case initiated a separate action in the same District Court which asserts substantially the same claims and seeks the same relief as the consolidated case and names the Named Defendants, as well as Showa Denko Carbon, Inc. (Showa Denko). Thereafter, seven additional groups of purchasers who were previously included in the purported class of plaintiffs covered by the consolidated case instituted their own actions against the Named Defendants, Showa Denko and, in several cases, certain present or former related parties of UCAR and Showa Denko, asserting substantially the same claims and seeking the same relief as in the consolidated case. Four such actions were filed in the United States District Court for the Eastern District of Pennsylvania on April 3, 1998, May 14, 1998, May 28, 1998 and March 31, 1999, respectively. One action was filed in the United States District Court for the Northern District of Ohio on April 17, 1998 but was transferred to the Eastern District of Pennsylvania for pre-trial proceedings. Another action was filed in the United States District Court for the Western District of Pennsylvania on June 17, 1998 but was transferred to the Eastern District of Pennsylvania for pre-trial proceedings. Another action was filed in the United States District court of the Middle District of Pennsylvania on April 10, 2000, but was transferred to the Eastern District of Pennsylvania for pre-trial proceedings. The complaints or amended complaints in some of the cases have also named as defendants other companies including Mitsubishi Corporation, Tokai Carbon U.S.A., Inc. and related companies. On December 7, 1998, the Company was served with a complaint filed by Chaparral Steel Company against the Named Defendants, Showa Denko and parties related to Showa Denko and UCAR in state court in Ellis County, Texas alleging violations of various Texas state antitrust laws and seeking treble damages. Chaparral Steel Company has filed an amended complaint adding two additional related plaintiffs, a second amended complaint adding additional defendants Nippon Carbon Co., Ltd., SEC Corporation, Tokai Carbon Company, Ltd., Tokai Carbon USA, Inc., VAW Aktiengesellscheft and VAW Carbon GMBH, and third, fourth and fifth amended complaints.

     The Company has reached settlement agreements representing approximately 96% of domestic antitrust claims with the class plaintiffs and the plaintiffs that filed lawsuits on March 30, 1998, April 3, 1998, April 17, 1998, May 14, 1998, May 28, 1998, June 17, 1998 and March 31, 1999 and other purchasers who had yet to file lawsuits. The settlement agreement with the class has been approved by the Court. Although various of the settlements are unique, in the aggregate they consist generally of current and deferred cash payments and, in a number of cases, provisions which provide for additional payments under certain circumstances ("most favored nations" provisions). In addition to the settlements discussed above, the Company may also settle with various additional purchasers.

     On February 10, 1999, a U.S. corporation which allegedly made purchases on behalf of two foreign entities and a group of 22 foreign purchasers which are based in several foreign countries filed a complaint against the Company, UCAR, SGL, Tokai Carbon Co., Ltd., Tokai Carbon U.S.A., Inc., Nippon Carbon Co., Ltd., SEC Corporation and certain present and former related parties of UCAR in United States District Court for the Eastern District of Pennsylvania. This complaint has been amended to add four additional defendants. On September 24, 1999, three Australian companies and one New Zealand company filed a complaint against the same parties as are named in the lawsuit filed on February 10, 1999. These cases assert substantially the same claims and seek the same relief as the consolidated case. Other foreign purchasers have also made similar claims against the Company but have not filed lawsuits.

     The Company understands that defendants UCAR, SGL and Showa Denko have reached settlement agreements with the class action plaintiffs, which have been approved by the court, and have also settled claims brought by various individual purchasers. The Company further understands that UCAR, Robert P. Krass, Robert J. Hart, SGL, Robert J. Koehler, Showa Denko, Tokai, SEC Corporation and Nippon Carbon Co. have pled guilty to antitrust conspiracy charges filed by the DOJ and have agreed to pay fines and, in the cases of Messrs. Krass and Hart, to serve prison sentences, in connection with those guilty pleas. The Company also understands that the DOJ has indicted Mitsubishi Corporation and Georges Schwegler, a former UCAR employee.

     The Company has also advised the Commission of the European Communities (the European Commission) that it wishes to invoke its Leniency Notice. Generally under these guidelines, the European Commission may reduce fines and other penalties if a company sufficiently cooperates with the European Commission. On January 24, 2000, the European Commission adopted a Statement of Objections against the Company, SGL, UCAR, VAW Aluminum AG, Showa Denko KK, Tokai Carbon Co. Ltd., Nippon Carbon Co. Ltd. and SEC Corporation. The Company has prepared and submitted to the European Commission a response to the Statement of Objections and has appeared at a hearing regarding the imposition of fines. The Company understands that the European Commission will determine fines, if any, at the completion of its proceedings.

     On June 18, 1998, a group of Canadian purchasers filed a lawsuit in the Ontario Court (General Division) claiming a conspiracy and violations of the Canadian Competition Act. The Canadian lawsuit names the Named Defendants and Showa Denko, as well as several present or former parents, subsidiaries and/or affiliates of UCAR, SGL and Showa Denko. The Canadian Competition and Consumer Law Division (Canadian Division) has initiated an inquiry and the Company is cooperating fully with the authorities conducting that inquiry pursuant to an agreement with the Director of Research and Investigation of the Canadian Division under which the Company and its present and former officers, directors and employees will not be subject to criminal prosecution.

     During fiscal 1998, the Company recorded a $38 million pre-tax charge ($25 million after expected tax benefits) for potential liabilities resulting from civil lawsuits, claims, legal costs and other expenses associated with the pending antitrust matters (the Initial Antitrust Charge). During fiscal 1999, the Company recorded an additional $7 million charge ($4.5 million after expected tax benefits) for such potential liabilities (the Supplemental Antitrust Charge). The combined $45 million charge (the Antitrust Charge) represents the Company's estimate, based on current facts and circumstances, of the expected cost to resolve pending antitrust claims. The Company understands that defendants UCAR, SGL and Showa Denko have reached settlements with the class action plaintiffs and various individual purchasers at amounts substantially higher than the levels contemplated in the Antitrust Charge. In light of these and other developments including: (a) possible future settlements with other purchasers, (b) the outcome of the European Commission antitrust investigation, (c) potential additional lawsuits by foreign purchasers, (d) the failure to satisfy the conditions to the class action settlement, and (e) adverse rulings or judgments in pending litigation, including an adverse final determination as to the right of the foreign purchasers to relief under U.S. antitrust laws, the antitrust matters could result in aggregate liabilities and costs which could differ materially and adversely from the Antitrust Charge and could affect the Company's financial condition and its ability to service its currently planned liquidity needs. As of July 31, 2000, $42.2 million in antitrust settlements and costs had been paid.

     The Company is also party to various legal proceedings considered incidental to the conduct of its business or otherwise not material in the judgment of management. Management does not believe that its loss exposure related to these cases is materially greater than amounts provided in the consolidated balance sheet as of July 31, 2000. As of July 31, 2000, a $0.2 million reserve has been recorded to provide for estimated exposure on claims for which a loss is deemed probable.

8. EMPLOYEE RETIREMENT BENEFIT PLANS

The Company maintains defined benefit pension, postretirement health care and life insurance benefit plans covering substantially all of its hourly employees. The benefits under the pension plans are based primarily on years of service and benefit rates established by union contracts. For the pension plans, the Company's funding policy is to contribute annually the amount recommended by its consulting actuary, subject to statutory provisions. The postretirement healthcare and life insurance plans (the OPEB Plans) are currently unfunded and require the employee to pay a portion of the benefit cost.

     The following is a reconciliation of the beginning and ending benefit obligations for the Company's pension plans and OPEB Plans (in thousands):

                                                                 Pension Plans                     OPEB Plans
                                                          -------------------------        ------------------------
                                                              2000          1999               2000           1999
--------------------------------------------------------------------------------------------------------------------
Benefit obligation as of the beginning of the year         $ 26,487        $ 23,944        $  4,073        $  3,652
  Service cost                                                  851             960             108              95
  Interest cost                                               1,883           1,684             276             246
  Actuarial loss (gain)                                        (912)            227            (166)            390
  Plan amendments                                              --               281            --              --
  Plan curtailments                                            --               133            --               (48)
  Benefits paid to retirees                                    (903)           (742)           (241)           (262)
--------------------------------------------------------------------------------------------------------------------
Benefit obligation as of the end of the year               $ 27,406        $ 26,487        $  4,050        $  4,073
--------------------------------------------------------------------------------------------------------------------

     The following is a reconciliation of the beginning and ending fair values of plan assets for the Company's pension plans (in thousands):

                                                                                      Pension Plans
                                                                          ---------------------------------
                                                                               2000                 1999
-----------------------------------------------------------------------------------------------------------
Fair value of plan assets as of the beginning of the year                   $ 19,769               $ 17,613
 Actual return on plan assets                                                  2,547                  1,821
 Employer contributions                                                        2,656                  1,077
 Benefits paid to retirees                                                      (903)                  (742)
-----------------------------------------------------------------------------------------------------------
Fair value of plan assets as of the end of the year                         $ 24,069               $ 19,769
-----------------------------------------------------------------------------------------------------------

Components of each of the plan's assets included primarily U.S. government obligations and common stocks.

     The following is a reconciliation of the funded status of the Company's pension plans and OPEB Plans as of July 31, 2000 and 1999 (in thousands):

                                                           Pension Plans                          OPEB Plans
                                                   ---------------------------         ----------------------------
                                                      2000              1999              2000               1999
------------------------------------------------------------------------------------------------------------------
Benefit obligations                                 $ 27,406          $ 26,487          $  4,050          $  4,073
Fair value of plan assets                             24,069            19,769              --                --
------------------------------------------------------------------------------------------------------------------
  Unfunded status                                     (3,337)           (6,718)           (4,050)           (4,073)
Unrecognized transition obligation                       313               412              --                --
Unrecognized prior service cost                        4,731             5,234               (28)              (31)
Unrecognized net actuarial loss (gain)                (1,045)              741               101               273
------------------------------------------------------------------------------------------------------------------
  Net funded (unfunded) status recognized           $    662          $   (331)         $ (3,977)         $ (3,831)
------------------------------------------------------------------------------------------------------------------
Accrued benefit liability                           $ (2,634)         $ (5,803)         $ (3,977)         $ (3,831)
Intangible asset                                       3,296             5,472              --                --
------------------------------------------------------------------------------------------------------------------
  Net funded (unfunded) status recognized           $    662          $   (331)         $ (3,977)         $ (3,831)
------------------------------------------------------------------------------------------------------------------

The following is a summary of the amount of net periodic benefit cost recognized in the consolidated statement of operations for the years ended July 31, 2000, 1999 and 1998 (in thousands):

                                                       Pension Plans                          OPEB Plans
                                         -----------------------------------       ----------------------------------
                                           2000           1999          1998         2000          1999         1998
---------------------------------------------------------------------------------------------------------------------
Service cost                             $   851       $   960       $   829       $   108      $    95       $   107
Interest cost                              1,883         1,684         1,407           276          246           239
Expected return on plan assets            (1,673)       (1,433)       (1,296)         --           --            --
Plan curtailments                           --             680          --            --            (48)         --
Recognized net actuarial gain               --            --             (10)         --           --              (8)
Net amortization                             602           598           486             3           (4)           (4)
---------------------------------------------------------------------------------------------------------------------
  Total net periodic benefit cost        $ 1,663       $ 2,489       $ 1,416       $   387      $   289       $   334
---------------------------------------------------------------------------------------------------------------------

     The net gain and loss associated with plan curtailments during fiscal 1999 were the result of the curtailment of the St. Marys, Pennsylvania hourly workforce pension plan and OPEB Plans. The curtailment was the result of the severance of hourly employees at the St. Marys plant in connection with closure of certain graphite production facilities (see Note 12).

The following assumptions were used in the accounting for the Company's pension plans and OPEB Plans:

                                                             2000                  1999                  1998
---------------------------------------------------------------------------------------------------------------
Discount rate:
  Net periodic benefit cost                                  7.50%                 7.00%                 7.50%
  Benefit obligation                                         7.50                  7.00                  7.00
Expected return on plan assets                               8.00                  8.00                  8.00
---------------------------------------------------------------------------------------------------------------


     For estimated OPEB Plan expense and liability measurement purposes, the health care cost trend rate was assumed to be 7.0% in fiscal 2001, with the rate of increase declining evenly each year to 5.0% in fiscal 2004 and thereafter.
If the assumed health care cost trend rate was increased by one percent, the fiscal 2000 OPEB Plan benefit cost would have increased 2.2% while the OPEB Plan benefit obligation as of July 31, 2000 would have increased approximately 3.1%.

SAVINGS INVESTMENT PLAN

The Company has a defined contribution savings investment plan for substantially all salaried employees. Employee contributions up to a maximum of 6% of employee compensation are matched 50% by the Company. Additional employer contributions may be made at the discretion of the Board of Directors based on the Company's current year performance. The cost of these Company contributions was $0.4 million, $1.8 million and $1.5 million for the fiscal years ended July 31, 2000, 1999 and 1998, respectively.

9. OTHER COMPENSATION

MANAGEMENT STOCK OPTION PLANS

The Company has adopted several incentive or non-qualified, compensatory stock option plans or agreements, participation in which is limited to officers, directors and/or key employees of the Company (collectively, the MSOP). Options granted under the MSOP generally vest over three years and expire ten years from the date of grant. The table below summarizes option activity for the periods indicated.

Year Ended July 31,                                                2000                 1999               1998
-----------------------------------------------------------------------------------------------------------------
Options outstanding, beginning of year:
  Number                                                         692,300              479,000             446,250
  Weighted-average exercise price                             $    18.08          $     18.79          $    13.67
  Granted:
    Number                                                       230,000              269,800             177,000
    Weighted-average exercise price                           $     5.11          $     13.94          $    21.69
    Weighted-average fair value*                              $     3.05          $      5.78          $     9.08
  Exercised:
    Number                                                       (18,500)             (52,500)           (132,250)
    Weighted-average exercise price                           $     2.61          $      3.00          $     4.68
  Forfeited or expired:
    Number                                                       (45,400)              (4,000)            (12,000)
    Weighted-average exercise price                           $    16.28          $     22.31          $    22.31
-----------------------------------------------------------------------------------------------------------------
Options outstanding, end of year
    Number                                                       858,400              692,300             479,000
    Weighted-average exercise price                           $    15.03          $     18.08          $    18.79
-----------------------------------------------------------------------------------------------------------------

* The weighted-average fair value disclosed was computed utilizing the measurement alternatives suggested in SFAS #123.

  Such alternatives were not adopted by the Company for compensation measurement purposes.

The following is a summary of the characteristics of the options outstanding as of July 31, 2000:

Options Outstanding                                                           Range 1            Range 2            Total
--------------------------------------------------------------------------------------------------------------------------

Number                                                                         553,400           305,000           858,400
Weighted-average exercise price                                                $ 10.59           $ 23.10           $ 15.03
Range of exercise prices                                                  $3.56-$18.25     $21.53-$28.87      $3.56-$28.87
Remaining weighted-average contractual life (in months)                            106                89               100
Number of options currently exercisable                                        205,928           258,333           464,261
Weighted-average exercise price of options exercisable                         $ 13.63           $ 23.38           $ 19.06
--------------------------------------------------------------------------------------------------------------------------


     As of July 31, 2000, 860,400 shares were reserved for issuance under the MSOP. Options granted under the MSOP for the fiscal years presented were granted at the fair market value of the Company's Common Stock as quoted on the NASDAQ National Market System on the date of grant.

     The Company adopted the disclosure requirements of SFAS #123, "Accounting for Stock-Based Compensation." The measurement alternatives of SFAS #123 were not adopted. SFAS #123 requires the disclosure of pro forma net income (loss) and earnings per share amounts calculated as if the measurement alternatives suggested by SFAS #123 had been adopted. The following table summarizes the required pro forma disclosures for the fiscal years ended July 31, 2000, 1999 and 1998 (in thousands, except per share amounts):

                                                   2000                           1999                        1998
                                        ---------------------------      ----------------------     ---------------------------
                                          Actual         Pro Forma        Actual      Pro Forma       Actual         Pro Forma
-------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                       $  (9,729)      $  (10,603)      $   398      $  (326)      $  (11,486)      $  (11,848)
Earnings (loss) per share               $   (1.17)      $    (1.27)      $  0.05      $ (0.04)      $    (1.32)      $    (1.36)
-------------------------------------------------------------------------------------------------------------------------------

     Significant assumptions used in determining fair value and compensation cost for stock options in accordance with SFAS #123 included the following:

                                                        2000                 1999                    1998
-----------------------------------------------------------------------------------------------------------------
Risk-free rate of return                                6.7%                   5.5%                   5.3%
Expected volatility                                    63.3%                  53.6%                  44.8%
Expected dividend yield                                 0.0%                   0.0%                   0.0%
Expected life of option                              5 years                3 to 4 years           4 to 5 years
-----------------------------------------------------------------------------------------------------------------

BONUS PLANS

The Company recorded $1.3 million and $0.2 million in compensation expense for the fiscal years ended July 31, 1999 and 1998, respectively, associated with bonuses for executives and certain key employees of the Company. The bonus amounts were determined by the Company's Board of Directors. No bonuses were awarded for fiscal year 2000.

10. SEGMENT INFORMATION

The Company has three operating segments organized around its major product groups: graphite products, the Company's affiliate, Seadrift Coke, L.P. and calcium carbide products. Two of these operating segments, graphite products and Seadrift Coke, L.P., have been combined into one reportable segment: graphite electrode products. The other reportable segment is calcium carbide products. Such aggregation and presentation of reportable segments is consistent with the approach utilized by the Company in previous fiscal years.

     The graphite electrode products segment manufactures and markets graphite electrodes, primarily to electric arc furnace steel producers. In addition, this segment manufactures and markets needle coke, the principal raw material used in the manufacture of graphite electrodes, as well as certain other graphite specialty products. The calcium carbide products segment manufactures and markets calcium carbide and its direct derivatives, primarily acetylene gas, that are used in the further manufacturing of specialty chemicals, in fuel gas applications, and in metallurgical applications such as ductile iron and steel desulfurization.

     Net sales to the Company's top ten customers as a percentage of total sales were approximately 26%, 30%, and 30% in each of the fiscal years ended July 31, 2000, 1999 and 1998, respectively. Sales of graphite electrodes and calcium carbide for metallurgical applications to customers in the steel and ductile iron industries accounted for approximately 60% of net sales in each of the fiscal years presented. Amounts due from customers in the steel industry at July 31, 2000 and 1999 were approximately $28 million and $29 million, respectively.

Segment information is as follows (in thousands):

Year Ended July 31,                                                  2000                  1999                  1998
----------------------------------------------------------------------------------------------------------------------
NET SALES TO CUSTOMERS BY PRODUCT LINE:
Graphite electrodes                                               $ 117,332            $ 130,182            $ 159,997
Needle coke                                                          21,496               31,833               33,907
Bulk graphite                                                        12,147               12,750                9,273
Granular graphite                                                     6,814                7,155                9,627
Other                                                                 1,029                1,698                2,963
----------------------------------------------------------------------------------------------------------------------
  Total graphite electrode product net sales                        158,818              183,618              215,767
----------------------------------------------------------------------------------------------------------------------
Acetylene:
  Pipeline acetylene                                                 12,163               17,085               28,863
  Fuel gas applications                                              12,102               14,056               20,009
Metallurgical applications                                           18,271               19,679               23,712
Other                                                                 6,001                5,692                5,400
----------------------------------------------------------------------------------------------------------------------
  Total calcium carbide product net sales                            48,537               56,512               77,984
----------------------------------------------------------------------------------------------------------------------
     Total net sales to customers                                   207,355              240,130              293,751
----------------------------------------------------------------------------------------------------------------------
Intersegment sales, at prevailing market prices:
  Graphite electrode products                                           114                  152                  338
Eliminations                                                           (114)                (152)                (338)
----------------------------------------------------------------------------------------------------------------------
     Total net sales                                              $ 207,355            $ 240,130            $ 293,751
---------------------------------------------------------------------------------------------------------------------
TOTAL NET SALES TO GEOGRAPHIC AREAS:
  United States                                                   $ 143,896            $ 157,118            $ 202,557
  Europe                                                             32,985               51,157               45,237
  Other Americas                                                     20,525               22,853               32,585
  Asia/Far East                                                       9,949                9,002               13,372
----------------------------------------------------------------------------------------------------------------------
     Total net sales                                                207,355            $ 240,130            $ 293,751
----------------------------------------------------------------------------------------------------------------------
OPERATING INCOME (LOSS):
  Graphite electrode products*                                    $    (586)           $  24,710            $  32,813
  Calcium carbide products                                            2,979                5,079               10,470
  Unallocated corporate expenses                                     (6,807)             (22,515)             (44,951)
----------------------------------------------------------------------------------------------------------------------
     Total operating income (loss)                                $  (4,414)           $   7,274            $  (1,668)
----------------------------------------------------------------------------------------------------------------------
DEPRECIATION AND AMORTIZATION:
  Graphite electrode products                                     $  16,949            $  16,371            $  12,365
  Calcium carbide products                                            1,593                1,545                1,553
  Unallocated corporate                                                 141                  187                  458
----------------------------------------------------------------------------------------------------------------------
     Total depreciation and amortization                          $  18,683            $  18,103            $  14,376
----------------------------------------------------------------------------------------------------------------------
EBITDA:**
  Graphite electrode products                                     $  16,363            $  41,081            $  45,178
  Calcium carbide products                                            4,572                6,624               12,023
  Unallocated corporate expenses                                     (4,616)              (7,285)              (6,493)
----------------------------------------------------------------------------------------------------------------------
     Total EBITDA                                                 $  16,319            $  40,420            $  50,708
----------------------------------------------------------------------------------------------------------------------
IDENTIFIABLE ASSETS:
  Graphite electrode products                                     $ 213,273            $ 224,773            $ 238,399
  Calcium carbide products                                           24,689               27,888               29,332
  Corporate assets                                                   12,532               21,755               21,368
----------------------------------------------------------------------------------------------------------------------
     Total assets                                                 $ 250,494            $ 274,416            $ 289,099
----------------------------------------------------------------------------------------------------------------------
CAPITAL EXPENDITURES:
  Graphite electrode products                                     $  12,458            $  13,718            $  62,698
  Calcium carbide products                                              739                1,814                1,608
----------------------------------------------------------------------------------------------------------------------
     Total capital expenditures                                   $  13,197            $  15,532            $  64,306
----------------------------------------------------------------------------------------------------------------------

* Excludes other expense in fiscal 1999 and 1998, which are included in "Unallocated Corporate Expenses" (see Note 12).

** EBITDA is defined as operating income before depreciation and amortization, early retirement/severance charges and other expense. EBITDA is not presented as a measure of operating results under generally accepted accounting principles. However, management believes that EBITDA is an appropriate measure of the Company's ability to service its cash requirements. EBITDA is an important measure in assessing the performance of the Company's business segments.

11. CASH FLOW INFORMATION

Net cash payments for interest and income taxes were as follows (in thousands):

Year Ended July 31,                                                        2000               1999             1998
--------------------------------------------------------------------------------------------------------------------
Interest                                                                 $8,191             $7,572          $10,196
Income taxes (received) paid                                             (8,463)               106            6,627
--------------------------------------------------------------------------------------------------------------------

12. OTHER ITEMS

EARLY RETIREMENT/SEVERANCE CHARGE

Early retirement/severance charge for fiscal 2000 represents costs associated with the elimination of approximately 35 salaried employees during fiscal 2000.

OTHER EXPENSE

During fiscal 1999, the Company announced plans to close certain baking and graphitizing operations at its St. Marys, Pennsylvania plant. Other expense for fiscal 1999 includes the Closure Charge, an $8.0 million pre-tax charge to provide for the estimated cost of the facility closure activities. Included in this charge is $5.7 million for the net write-off of impaired fixed assets and spare parts inventory, $1.4 million for hourly and salary workforce severance costs and $0.9 million in other closure-related costs. Essentially all of these costs were funded in fiscal 1999. Other expense for fiscal 1999 and 1998 also includes charges of $7.0 million and $38.0 million, respectively, representing, in total, the Antitrust Charge (see Note 7).

13. QUARTERLY RESULTS (UNAUDITED)

The following table sets forth certain unaudited consolidated quarterly operating information of the Company (in millions, except per share information):

Year Ended July 31, 2000:                  1ST QUARTER   2ND QUARTER      3RD QUARTER      4TH QUARTER     FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------
Net sales                                  $   51.1     $   53.6          $   51.3          $   51.4       $   207.4
Gross profit                                    6.4         (1.3)              1.4               3.2             9.7
Operating income (loss)                         3.4         (4.5)             (3.2)*            (0.1)           (4.4)
Net income (loss)                               0.9         (4.6)             (3.8)             (2.2)           (9.7)
Per diluted share:
  Net income (loss)                            0.11        (0.55)            (0.45)            (0.28)          (1.17)
-----------------------------------------------------------------------------------------------------------------------
Year Ended July 31, 1999:
Net sales                                  $   69.3     $   58.2          $   58.3          $   54.3       $   240.1
Gross profit                                   10.0          8.7               8.7               9.8            37.2
Operating income (loss)                        (1.6)**       5.3               4.5              (0.9)***         7.3
Net income (loss)                              (2.0)         2.5               1.8              (1.9)            0.4
Per diluted share:
  Net income (loss)                           (0.23)        0.30              0.22             (0.23)           0.05
-----------------------------------------------------------------------------------------------------------------------

* Includes a $2.1 million pre-tax charge for an early retirement/severance program (see Note 12)

** Includes an $8.0 million pre-tax charge for facility closure activities (see
Note 12).

*** Includes a $7.0 million pre-tax charge for potential antitrust liabilities (see Note 7).

14. SHARE REPURCHASE PROGRAM

During fiscal 1998, the Company's Board of Directors authorized the expenditure of up to $10 million to repurchase the Company's Common Stock. Subject to price and market considerations and applicable securities laws, such purchases may be made from time to time in open market, privately negotiated or other transactions. No time limit was placed on the duration of the repurchase program. The extent and timing of any repurchases will depend on market conditions and other corporate considerations. During fiscal 2000, the Company repurchased 25,000 shares of its Common Stock for $0.2 million under its share repurchase program. Since fiscal 1998, the Company has repurchased an aggregate 492,200 shares of its Common Stock under its share repurchase program at a total cost of $5.9 million.

ITEM 9 CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

This item is not applicable to the Registrant for this Annual Report on Form
10-K.

PART III

ITEM 10 DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

THE BOARD OF DIRECTORS AND OFFICERS OF THE COMPANY

The following is information as to each director, executive officer, and certain other officers of the Company as of September 22, 2000.


Name                         Age      Position
---------------------------------------------------------------------------------------------------------------------------
Walter B. Fowler(3)(5)       46       Chairman, President and Chief Executive Officer and Director
Stephen D. Weaver            46       Senior Vice President and General Manager-Electrodes and Graphite Specialty Products
Walter E. Damian             60       Vice President-Human Resources
Ararat Hacetoglu             45       Vice President and General Manager-Carbide Products
Jim J. Trigg                 51       Vice President and General Manager-Seadrift Coke, L.P.
Nicholas T. Kaiser(3)(5)     66       Director
James R. Ball(1)(2)(5)       57       Director
Paul F. Balser(1)(4)         58       Director
Robert M. Howe(3)(4)         60       Director
Ronald B. Kalich(1)(2)(5)    52       Director
Charles E. Slater(3)(4)      66       Director
Roger Mulvihill              64       Secretary
---------------------------------------------------------------------------------------------------------------------------

(1)  Member of the Board's Compensation Committee.
(2)  Member of the Board's Stock Option Committee.
(3)  Member of the Board's Nominating Committee.
(4)  Member of the Board's Audit Committee.
(5)  Member of the Board's Governance Committee.



     Officers of the Company are elected annually by the Board for a term expiring at the next annual meeting of the Board or as otherwise determined by the Board.

     Walter B. Fowler was elected as the Company's Chairman, President and Chief Executive Officer in March 1997 and has been a director of the Company since September 1995. Previously, Mr. Fowler was President-Electrodes and Graphite Specialty Products of the Company from March 1995 to March 1997 and had been Vice President-General Manager, Graphite Electrode Products of the Company from January 1995 to March 1995 and Vice President-General Manager, Graphite Specialties of the Company from July 1991 to March 1995. He served as Chief Financial Officer and Treasurer of the Company from October 1988 to October 1991, and Vice President-Finance and Assistant Secretary from August 1988 to July 1991.

     Stephen D. Weaver has been Senior Vice President and General
Manager-Electrodes and Graphite Specialty Products since May 2000. Previously, Mr. Weaver was the Company's Vice President-Finance and Chief Financial Officer of the Company since October 1991.

     Walter E. Damian has been the Company's Vice President-Human Resources since August 1988.

     Ararat Hacetoglu has been Vice President and General Manager, Carbide Products since April 1997. Previously, Mr. Hacetoglu was Vice President and Plant Manager-Louisville in the Carbide Products segment of the Company from March 1993 to April 1997 and Plant Manager-Louisville from August 1992 to March 1993.

     Jim J. Trigg has been Vice President and General Manager, Seadrift Coke, L.P. since June 1994. Previously, Mr. Trigg was Vice President and Plant Manager-Seadrift of the Company from February 1993 to June 1994 and Production Manager-Seadrift from August 1988 to February 1993.

     Nicholas T. Kaiser has been a member of the Company's Board of Directors since August 1988. Mr. Kaiser was the Company's Chairman of the Board and Chief Executive Officer from October 1994 to March 1997 and was President of the Company from October 1991 to March 1997. Mr. Kaiser received $20,000 in compensation for his services as a director of the Company for fiscal 2000.

     James R. Ball was elected to the Company's Board in March 1994. From July 1992 to December 1994, Mr. Ball was President and Chief Executive Officer of Vista Chemical Company. Since 1995, he has been a consultant and private investor. Mr. Ball also currently serves on the Board of Directors of Quanta Services, Inc. and he previously served on the Board of Rexene Corporation from April 1996 to August 1997. Mr. Ball received $21,000 in compensation for his services as a director of the Company for fiscal 2000.

     Paul F. Balser has been a member of the Company's Board since August 1988 and was Vice President of the Company from August 1988 until June 1992. He was a partner of Centre Partners L.P., the managing general partner of Centre Capital Investors L.P. (CCI) from 1986 until August 1995. In August 1995, Mr. Balser resigned as an officer of the managing general partner of Centre Partners L.P., to become a founding partner of Generation Capital Partners L.P., a private investment partnership. Mr. Balser currently serves on the Boards of Directors of Kansas City Southern Industries, Inc., Scientific Games Holdings, Inc. and a number of privately held companies. Mr. Balser received $23,500 in compensation for his services as a director of the Company for fiscal 2000.

     Robert M. Howe has been a member of the Company's Board since April 1996. From March 1986 to December 1995, Mr. Howe was the President, Chief Operating Officer and a director of MAPCO, Inc. Mr. Howe is also currently a director of T.D. Williamson, Inc. Mr. Howe received $23,500 in compensation for his services as a director of the Company for fiscal 2000.


     Ronald B. Kalich was elected to the Company's Board in March 1994. Mr. Kalich is currently President and Chief Executive Officer of Fabristeel Holdings, Inc., a position he has held since September 2000. Previously he was President and Chief Executive Officer of National-Standard Company. From 1993 to 1998 he served as a Group Executive in the Marmon Group, Inc. Mr. Kalich is also currently a director of Thomas and Betts, Inc. and National-Standard Company. Mr. Kalich received $24,000 in compensation for his services as a director of the Company for fiscal 2000.

     Charles E. Slater was elected to the Company's Board in September 1997. Mr. Slater is currently the President and Chief Executive Officer of the Concrete Reinforcing Steel Institute, a position he has held since March 1998. Previously, Mr. Slater was the Executive Director of the Iron & Steel Society, a position he held since 1992. Mr. Slater received $24,500 in compensation for his services as a director of the Company for fiscal 2000.

     Roger Mulvihill has been a Secretary of the Company since August 1988. He has been a partner with the law firm of Dechert since December 1991.

COMMITTEES OF THE BOARD OF DIRECTORS

The committees of the Board of Directors for fiscal 2000 are described below.

Compensation and Stock Option Committees

     The Compensation Committee consists of three directors and is responsible for policies, procedures and other matters relating to compensation of the executive officers as a group and the chief executive officer individually. In addition, the Compensation Committee reviews the operations of the Company's pension plans and its medical insurance plans. During fiscal 2000, the Compensation Committee held three meetings.

     The Stock Option Committee consists of two directors and has authority to grant options pursuant to the Company's stock option plans. During fiscal 2000, the Stock Option Committee held two meetings.

Nominating Committee

     The Nominating Committee consists of four directors, a majority of whom may not be employees of the Company. The Nominating Committee is responsible for nominating individuals for election as directors of the Company. During fiscal 2000, the Nominating Committee did not hold any meetings.

Audit Committee

     The Audit Committee consists of three directors. The Audit Committee is responsible for policies, procedures and other matters relating to accounting, internal financial controls and financial reporting, including the engagement of independent auditors and the planning, scope, timing and cost of any audit and any other services they may be asked to perform, and will review with the auditors their report on the Company's financial statements following completion of each such audit. During fiscal 2000, the Audit Committee held four meetings.

Governance Committee

     The Governance Committee consists of four members. The Governance Committee is responsible for Board governance matters, such as Board compensation, evaluation and committee assignments. During fiscal 2000, the Governance Committee held one meeting.

     The Board has also formed a special committee, which currently consists of Messrs. Ball, Balser, Howe, Kalich and Slater, to review and make recommendations to the Board regarding various aspects of certain antitrust claims involving the Company that are the subject of previously reported Grand Jury proceedings and several civil antitrust actions currently pending.

     In September 1998, the Board also formed a committee that currently consists of Messrs. Howe, Kalich and Slater to explore various strategic opportunities.

     The Board held eight meetings during fiscal 2000. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and the committees of the Board on which such director served.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and change in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the review of the copies of such forms furnished to the Company, the Company believes that during fiscal 2000 all Section 16(a) filing requirements applicable to its directors, officers and greater than 10% beneficial owners were filed on a timely basis.

ITEM 11 EXECUTIVE COMPENSATION

The following table sets forth certain information concerning compensation received by the chief executive officer and each of the most highly compensated executive officers who received compensation in excess of $100,000 (collectively, the Named Executive Officers) for services rendered in all capacities during the Company's indicated fiscal years.

SUMMARY COMPENSATION TABLE

                                                                                  Long-Term
                                                  Annual Compensation          Compensation
                                          ----------------------------------   -------------
                                                                                Common Stock
                                                                Other Annual      Underlying         All Other
Name and Principal Position        Year     Salary    Bonus(1)  Compensation        Options(2)    Compensation
--------------------------------------------------------------------------------------------------------------------
Walter B. Fowler                   2000   $350,004         --             --            33,000         $ 12,201(3)
Chairman of the Board, President   1999    350,004   $195,831             --            40,000           26,137
and Chief Executive Officer        1998    316,668         --             --            30,000           23,307

Stephen D. Weaver (4)              2000    208,503         --             --            25,000            7,278(5)
Senior Vice President &            1999    206,004     69,926             --            20,000           16,800
General Manager-Electrodes         1998    191,341         --             --            15,000           16,687
and Graphite Specialty Products

Walter E. Damian                   2000    162,000         --             --            17,000            6,474(6)
Vice President-Human Resources     1999    162,000     54,839             --            20,000           13,562
                                   1998    151,000         --             --            15,000           14,962

Ararat Hacetoglu                   2000    170,004         --             --            17,000            4,412(7)
Vice President & General           1999    170,004     53,262             --            20,000           12,465
Manager-Carbide Products           1998    151,667         --             --            15,000           12,545

Jim J. Trigg                       2000    170,000         --             --            17,000            7,141(8)
Vice President & General           1999    170,000     56,765             --            20,000           14,134
Manager-Seadrift Coke L.P.         1998    151,538         --             --            15,000           15,294

Michael F. Supon(9)                2000    297,507         --             --            16,000            5,708(10)
Former Vice President &            1999    170,004     56,289             --            20,000           14,225
General Manager-Electrodes         1998    151,667         --             --            15,000           13,426
and Graphite Specialty Products
====================================================================================================================

(1) All amounts shown in this column represent bonuses earned in fiscal 1999 under the Incentive Bonus Plan. See Bonus Plans below.

(2) Options were granted under the 1998 Plan and the 1995 Plan. All options granted in fiscal 2000 have an exercise price of either $5.53125 per share or $3.5625 per share depending on the date of grant. All options granted in fiscal 1999 have an exercise price of $13.9375 per share. All options granted in fiscal 1998 have an exercise price of $21.53125 per share. All options granted in the fiscal years presented vest and become exercisable at a rate of one-third per year beginning with the anniversary date of the grant. All options granted under the 1998 Plan and the 1995 plan expire in ten years from the grant date.

(3) All other compensation for 2000 includes: $576 of premiums for group term life insurance; and $11,625 of Company match contributions under the Company's savings investment plan adopted pursuant to Section 401(k) of the Internal Revenue Service Code of 1986, as amended (the Savings Investment
     Plan).

(4) Mr. Weaver became the Company's Senior Vice President and General Manager-Electrodes and Graphite Specialty Products effective May 2000.

(5) All other compensation for 2000 includes: $320 of premiums for group term life insurance; and $6,958 of Company match contributions under the Savings Investment Plan.

(6) All other compensation for 2000 includes: $625 of premiums for group term life insurance; and $5,849 of Company match contributions under the Savings Investment Plan.

(7) All other compensation for 2000 includes: $92 of premiums for group term life insurance; and $4,320 of Company match contributions under the Savings Investment Plan.

(8) All other compensation for 2000 includes: $342 of premiums for group term life insurance; and $6,799 of Company match contributions under the Savings Investment Plan.

(9) Mr. Supon resigned from his position of Vice President and General Manager-Electrodes and Graphite Specialty Products effective April 2000. Included in Mr. Supon's salary for fiscal 2000 was $127,503 in regular salary and $170,004 in salary benefits accrued by the Company in connection with Mr. Supon's s severance. Except for 5,000 options granted during fiscal 1998, all options granted to Mr. Supon during the fiscal years presented were canceled as a result of his severance.

(10) All other compensation for 2000 includes: $194 of premiums for group term life insurance; and $5,514 of Company match contributions under the Savings Investment Plan.

The following table sets forth certain information regarding awards of options for Common Stock to the Named Executive Officers during fiscal 2000.

COMMON STOCK OPTIONS GRANTED IN FISCAL 2000

                                          Individual Grants
                      --------------------------------------------------------------
                                                                                       Potential Realizable
                                      % of Total                                         Value at Assumed
                                         Options                                       Annual Rates of Stock
                           Shares     Granted to                                        Price Appreciation
                       Underlying      Employees                                        for Option Term(3)
                          Options      in Fiscal       Exercise    Expiration         -----------------------
Name                   Granted(1)           Year       Price(2)          Date               5%           10%
-------------------------------------------------------------------------------------------------------------
Walter B. Fowler         33,000            14.3%          $5.47           (4)         $113,555     $287,770
Stephen D. Weaver        25,000            10.9            4.82           (4)           75,821      192,146
Walter E. Damian         17,000             7.4            5.42           (4)           57,898      146,724
Ararat Hacetoglu         17,000             7.4            5.42           (4)           57,898      146,724
Jim J. Trigg             17,000             7.4            5.42           (4)           57,898      146,724
Michael F. Supon (5)       --                --              --           --                --           --
=============================================================================================================

(1) Options granted during fiscal 2000 were granted on February 28, 2000 and May 1, 2000 under the 1998 Plan. All options vest and become exercisable at a rate of one-third per year beginning with the anniversary date of the grant.

(2) Represents the weighted average exercise price of options granted during fiscal 2000. Options granted on February 28, 2000 and May 1, 2000 have an exercise price of $5.53125 and $3.5625 per share, respectively.

(3) The dollar amounts are the result of calculations at the 5% and 10% annual capital appreciation rates prescribed by the Securities and Exchange Commission and are not intended to forecast any possible appreciation of the Company's stock price.

(4) Options granted under the 1998 Plan expire in ten years from the date of grant.

(5) Options granted to Mr. Supon during fiscal 2000 were canceled in connection with his severance in April 2000.

The following table provides information related to options exercised by the Named Executive Officers during fiscal 2000 and the number and value of options held as of July 31, 2000.

AGGREGATE OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR END-OPTION VALUES

                                                                      Number of Shares
                                                                   Underlying Unexercised            Value of Unexercised
                                                                       Options as of                 In-the-Money Options
                                     Shares                            July 31, 2000                 as of July 31, 2000(1)
                                   Acquired           Value    ----------------------------------------------------------------
Name                            on Exercise        Realized     Exercisable    Unexercisable       Exercisable    Unexercisable
-------------------------------------------------------------------------------------------------------------------------------
Ararat Hacetoglu                     11,000       $48,688(2)         35,667           35,333                --             $750
Walter B. Fowler                         --               --         78,333           69,667                --              750
Stephen D. Weaver                        --               --         37,667           43,333                --            6,750
Walter E. Damian                         --               --         37,167           34,333                --              750
Jim J. Trigg                             --               --         39,667           35,333                --              750
Michael F. Supon                         --                --        19,000               --                --               --
===============================================================================================================================

(1) Value is calculated based on the difference between $4.3125, the fair market value of the Company's Common Stock on July 31, 2000, and the exercise price of options outstanding. Options with an exercise price greater than $4.3125 per share were not included in this computation.

(2) Options exercised had an exercise price of $2.00 per share. 5,000 of the options were exercised when the fair value of the Company's Common Stock was $7.50 per share and 6,000 of the options were exercised when the fair value of the Company's Common Stock was $5.53125 per share.

PERFORMANCE GRAPH

The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the companies listed in the NASDAQ Stock Market--US Index (the NASDAQ Index) and the S&P Iron and Steel Index (the S&P Index) for the period from September 14, 1995, the date on which the Common Stock began public trading, to July 31, 2000. As compared to a basis of $100 as of September 14, 1995, the Company's index was $29, the NASDAQ Index was $377 and the S&P Index was $62, all as of July 31, 2000.

COMPARISON OF 58-MONTH CUMULATIVE TOTAL RETURN AMONG THE CARBIDE/GRAPHITE GROUP, INC., THE NASDAQ STOCK MARKET (US) INDEX, AND THE S&P IRON & STEEL INDEX

                         THE
                    CARBIDE/GRAPHITE      NASDAQ STOCK
                       GROUP, INC.        MARKET (U.S.)    S&P IRON & STEEL
--------------------------------------------------------------------------------
9/95                      100                100                  100
10/95                      88                102                   92
1/96                      107                104                  110
4/96                      118                117                  104
7/96                      107                107                   84
10/96                     109                120                   86
1/97                      139                136                   94
4/97                      151                124                   95
7/97                      193                158                  115
10/97                     238                158                  102
1/98                      227                161                   95
4/98                      215                186                  115
7/98                      147                186                   87
10/98                      83                177                   84
1/99                       83                252                   84
4/99                       87                252                  100
7/99                       93                265                   90
10/99                      47                299                   84
1/00                       45                394                   77
4/00                       23                385                   73
7/00                       29                377                   62
================================================================================

* $100 invested on 9/14/95 in stock or index--including reinvestment of dividends. Fiscal year ending July 31.

COMPENSATION OF DIRECTORS

Refer to "The Board of Directors and Officers of the Company" section for details on compensation of each outside director for fiscal 2000. A portion of directors' fees earned by each outside director were credited to a deferred compensation plan. Such deferral was at the discretion of the director, subject to limitations summarized in the plan documents (see the "Deferral Plan" described below). Mr. Fowler received no compensation for his service as Chairman of the Board and a director of the Company in fiscal 2000.

     Non-employee directors receive a $5,000 per year retainer for services as members of the Board. Also, each Board committee chair receives a $1,500 per year chairmanship fee. For Board activities, each non-employee director receives $2,000 for in-person Board meetings, $1,000 for conference call Board meetings, $1,000 for in-person Board committee meetings and $500 for conference call Board committee meetings.

     During fiscal 1996, the Company adopted the Non-Employee Director Stock-Based Incentive Compensation Plan (the Director Plan). Options granted under the Director Plan generally have a term of ten years and are granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Such options vest and become exercisable on the one-year anniversary date of the option grant, with the stipulation that the non-employee director receiving the option continues as a director of the Company on such anniversary date. Options under the Director Plan may be exercised for cash and, under certain circumstances, Common Stock and additional unexercised options of the Company.

     There have been four annual option grants under the Director Plan since its inception. Except for Mr. Slater, option grants of 1,700, 2,000, 2,000 and 3,400 per outside director occurred on August 26, 1996 and July 31, 1997, 1998 and 1999, respectively. The exercise price of such options was $18.25, $28.875, $21.53125 and $13.9375 per share, respectively. In the case of Mr. Slater, option grants of 2,000, 2,000 and 3,400 occurred on September 9, 1997 and July 31, 1998 and 1999, respectively. The exercise price of such options was $34.6875, $21.53125 and $13.9375 per share, respectively.

EMPLOYMENT AND SEVERANCE AGREEMENTS

The Company is a party to employment, termination or severance agreements with Messrs. Fowler, Weaver, Damian, Trigg, Hacetoglu, Supon and Kaiser as set forth below.

     In September 1999, Mr. Fowler entered into an employment agreement with the Company as Chief Executive Officer which will terminate on August 31, 2001. Pursuant to the terms of the agreement, he is to receive annual cash compensation of at least $350,000 and incentive compensation in the form of stock options to purchase shares of Common Stock and annual incentive awards up to 100% of his base pay pursuant to the terms of the Incentive Bonus Plan. In the event of termination of his employment by the Company for other than death, disability or cause, or other than by virtue of a change in control, as defined therein, Mr. Fowler is to receive severance in a lump sum equal to twice the amount of his base salary plus twice the amount of the average of his bonus plan payouts for the previous two years. If terminated due to a change of control event, Mr. Fowler would receive a lump sum payment equal to 2.99 times his base salary plus, subject to certain exceptions, 2.99 times the average of his bonus plan payouts for the previous two years at the time of termination. The agreement also provides for certain payments in the event of Mr. Fowler's death or disability.

     Effective February 1, 2000, Mr. Weaver entered into an employment agreement. Such employment agreement was amended effective May 1, 2000 in connection with Mr. Weaver's promotion to Senior Vice President-Electrodes and Graphite Specialty Products. Pursuant to the terms of the amended agreement, he is to receive annual cash compensation of at least $216,000 and incentive awards of up to 60% of his base pay pursuant to the terms of the Incentive Bonus Plan. In the event of termination of his employment by the Company for other than death, disability or cause, as defined therein, Mr. Weaver is to receive severance in a lump sum equal to twice the amount of his base salary plus twice the amount of the average of his bonus plan payouts for the previous two years. If terminated due to a change of control event, Mr. Weaver will receive a lump sum payment equal to 2.99 times his base salary, plus, subject to certain exceptions, 2.99 times the average of his bonus plan payouts for the previous two years, at the time of termination. The agreement also provides for certain payments in the event of Mr. Weaver's death or disability.

     The Company entered into severance agreements with Messrs. Trigg, Damian and Hacetoglu with respect to their employment as, respectively, Vice President and General Manager-Seadrift Coke, L.P., Vice President-Human Resources and Vice President and General Manager-Calcium Carbide Products. Pursuant to the terms of the agreements, Messrs. Trigg, Damian, and Hacetoglu will each be granted one year of severance pay and medical coverage if terminated other than for cause. In connection with his agreement, Mr. Supon is to receive one year of severance pay and medical coverage as a result of his severance in April 2000.

     In March 1997, Mr. Kaiser retired from his positions with the Company, other than his position as a director. Pursuant to his March 1997 revised employment agreement, the Company will provide for the continuation of Mr. Kaiser's health insurance benefits until January 1, 2001.

SAVINGS INVESTMENT PLAN

The Company has adopted the Savings Investment Plan for substantially all salaried employees, including the Named Executive Officers. Employee contributions of not more than 6% of employee compensation are matched at a rate of 50% by the Company in lieu of a pension plan. Additional employer contributions may be made at the discretion of the Board based on the Company's current year performance.

Deferral Plan

The Company has implemented a compensation deferral plan (the Deferral Plan) for the benefit of its directors and officers, currently 17 individuals, including the Named Executive Officers. The Deferral Plan became effective for compensation that would otherwise be paid on or after January 1, 1996. Under the Deferral Plan, participants are allowed to defer a portion or all of their base salary, director's fees or bonuses. Contributions to the Deferral Plan are invested, as the participants direct, into a variety of fixed income, balanced and equity funds. The Deferral Plan also restores the Saving Investment Plan matching contribution lost on deferred compensation up to $235,840 (as such amounts may be increased under Section 415(d) of the Internal Revenue Code). Distributions from the Deferral Plan generally will be made upon retirement, disability or upon termination of employment, unless further deferred by the participant.

1995 STOCK-BASED INCENTIVE COMPENSATION PLAN

General. The Board adopted the 1995 Stock-Based Incentive Compensation Plan (the 1995 Plan) in April 1995, and the shareholders of the Company approved the 1995 Plan in August 1995. The purpose of the 1995 Plan is to assist the Company, and its subsidiaries and affiliates, in attracting and retaining valued employees by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's Common Stock by such employees. The 1995 Plan permits awards of stock options and/or stock appreciation rights (SARs) to eligible employees that qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code).

     The total number of shares of the Company's Common Stock available for awards under the 1995 Plan is 400,000 shares (subject to adjustments for stock splits, stock dividends and the like). No employee may be granted (i) an award of, or exercisable for, more than a specified number of shares of Common Stock in any one calendar year, or (ii) incentive stock options first exercisable in any one calendar year for shares of Common Stock having an aggregate fair market value in excess of $100,000.

     The following summary description of the 1995 Plan is qualified in its entirety by the full text of the 1995 Plan, as amended, copies of which may be obtained by the Company's stockholders upon request to the Office of the Secretary of the Company.

     Administration. The Stock Option Committee (the Committee) designated by the Board has full power to interpret and administer the 1995 Plan and full authority to act in selecting the employees to whom awards of options or SARs under the 1995 Plan (Awards) shall be granted, in determining the type and amount of Awards to be granted to each such employee, the terms and conditions of Awards granted under the 1995 Plan and the terms and agreements that shall be entered into with employees to whom an Award is granted (the Holders). Effective August 1996, all grants under the 1995 Plan must be approved by the Committee. The Committee members must be Board members who are not employees of the Company and, for periods prior to August 1996, who are not eligible to participate in the 1995 Plan. The Board has the power to amend, suspend or terminate the 1995 Plan at any time except that stockholder approval is required to increase the total number of shares available for issuance pursuant to the 1995 Plan, change the class of employees eligible to be Holders, decrease the price at which the Common Stock may be purchased upon the exercise of an option, withdraw the administration of the 1995 Plan from the Committee, change the provisions of
Section 9 of the 1995 Plan, or take any other action that requires stockholder approval under Section 16(b) of the Securities Exchange Act of 1934.

     Eligibility. Any employee is eligible to receive an Award, except that any employee employed by an affiliate (any entity (other than a 50% or more subsidiary)) in which the Company has a substantial direct or indirect equity interest, as determined by the Board) shall not be eligible to receive an incentive stock option. For these purposes, "employee" means an officer or other key employee, consultant or advisor of the Company, a subsidiary or an affiliate, including a director who is such an employee, consultant or advisor.

     Awards. Under the 1995 Plan, eligible employees may be awarded stock options and/or SARs. Stock options may be either incentive stock options or non-qualified stock options. Incentive stock options are intended to be "incentive stock options" under Section 422 of the Internal Revenue Code; non-qualified stock options are intended to be those stock options which do not qualify under Section 422 of the Internal Revenue Code. The price at which shares of Common Stock may be purchased upon the exercise of an option is determined by the Committee but must be at least equal to the fair market value of such shares on the date of the award. Payment of the option price must be paid in full in cash at the time of exercise or, with the consent of the Committee, in whole or in part in shares of Common Stock valued at fair market value. With the consent of the Committee, payment upon the exercise of a non-qualified stock option may be made in whole or in part by the delivery of additional, unexercised non-qualified stock options (based on the difference between the fair market value of the Common Stock for which they are exercisable and the exercise price of such additional non-qualified stock options) or by a "cashless exercise."

     An SAR entitles the recipient to receive a payment equal to the excess of the fair market value of the shares of Common Stock covered by the SAR on the date of exercise over the exercise price of the SAR. Such payment may be in cash, in shares of Common Stock, or any combination thereof, as the Committee may determine. An SAR may be awarded in tandem with options or separately.

     Stock options and SARs will be exercisable over a period to be designated by the Committee, but not prior to six months or more than ten years (or five years for certain incentive stock options) after the date of the award. All options and SARs awarded under the 1995 Plan are non-transferable other than by will or by operation of the laws of descent and distribution.

     As of September 22, 2000, all 400,000 options for Common Stock available for grant under the 1995 Plan had been granted or cancelled. Of the 400,000 options granted under the 1995 Plan, 353,500 options for Common Stock, representing 4.2% of the Common Stock outstanding, had not yet been exercised as of September 22, 2000. The closing price of the Company's Common Stock as reported on the NASDAQ National Market System on September 22, 2000 was $3.6875 per share. The average exercise price of outstanding options granted under the 1995 Plan is $21.34 per share.

     Term. The 1995 Plan became effective in May 1995 and will remain in full force and effect until the earlier of May 1, 2005 or the date it is terminated by the Board.

     Performance-Based Compensation. It is intended that all compensation income recognized by any Holder as the result of the exercise of options or SARs, or the disposition of shares of common stock acquired on exercise of options or SARs, will be considered performance-based compensation excludable from such Holder's "applicable employee remuneration" pursuant to Section 162(m)(4)(C) of the Internal Revenue Code.

     Federal Tax Treatment. Under the present federal tax laws, the federal income tax treatment of stock options and SARs under the 1995 Plan is as follows:

     An employee recognizes no taxable income and the Company is not entitled to a deduction when an incentive stock option is awarded or exercised. If an employee sells Common Stock acquired upon exercise, after complying with requisite holding periods, any gain or loss realized upon such sale will be long-term capital gain or loss. The Company will not be entitled to take a deduction as a result of any such sale. If the employee disposes of such Common Stock before complying with requisite holding periods, the employee generally will recognize ordinary income equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price, and the Company will be entitled to a corresponding income tax deduction.

     An employee recognizes no taxable income and the Company is not entitled to an income tax deduction when a non-qualified option is awarded. Upon exercise of a non-qualified option, an employee generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock over the exercise price, and, provided that the applicable conditions of Section 162(m) of the Internal Revenue Code are met, the Company will be entitled to a corresponding income tax deduction. Upon sale of the Common Stock acquired, the employee will realize short-term or long-term capital gain or loss, depending upon whether the Common Stock has been held for more than one year, equal to the difference between the sale price of the Common Stock and the fair market value of the Common Stock on the date that the employee recognizes income with respect to the option exercise.

     An employee recognizes no taxable income and the Company is not entitled to an income tax deduction when an SAR is awarded. Upon exercise of an SAR, an employee generally will realize ordinary income in an amount equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price under the SAR, and, provided the applicable conditions of Section 162(m) of the Internal Revenue Code are met, the Company will be entitled to a corresponding income tax deduction.

THE 1998 STOCK-BASED INCENTIVE COMPENSATION PLAN

General. The 1998 Stock-Based Incentive Compensation Plan (the 1998 Plan) was approved by the Company's stockholders in December 1998. The purpose of the 1998 Plan is to assist the Company, and its subsidiaries and affiliates, in attracting and retaining valued employees by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's Common Stock by such employees. No employee may be granted incentive stock options first exercisable in any one calendar year for shares of Common Stock having an aggregate fair market value in excess of $100,000. The aggregate number of shares of the Company's Common Stock issued under the 1998 Plan will not exceed 450,000 shares (subject to adjustments for stock splits, stock dividends and the like).

     The 1998 Plan permits awards to eligible employees of stock options and/or SARs that qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code).
Section 162(m) of the Code limits the deductibility of compensation paid to the Company's Chief Executive Officer and to each of the next four most highly paid officers unless that compensation is "performance based."

     The following summary description of the 1998 Plan is qualified in its entirety by the full text of the 1998 Plan, copies of which may be obtained by the Company's stockholders upon request to the Office of the Secretary of the Company.

     Administration. The Committee has full power to interpret and administer the 1998 Plan and full authority to act in selecting the employees to whom awards of options or SARs under the 1998 Plan (Awards) are granted, in determining the type and amount of Awards to be granted to each such employee, the terms and conditions of Awards granted under the 1998 Plan and the terms and agreements entered into with employees to whom an Award is granted (the Holders). All grants under the 1998 Plan must be approved by the Committee. The Committee members must be Board members who are not employees of the Company or any parent, subsidiary, or Seadrift or any affiliate. No Committee member can receive any compensation from the Company except in his capacity as director. All have to otherwise qualify as "outside directors" under Section 162(m) of the Internal Revenue Code and "non-employee directors" under Rule 16b-3 promulgated by the Securities and Exchange Commission. The Board has the power to amend, suspend or terminate the 1998 Plan at any time, except that stockholder approval is required to increase the total number of shares available for issuance pursuant to the 1998 Plan, change the class of employees eligible to be Holders, withdraw the administration of the 1998 Plan from the Committee, change the provisions of the 1998 Plan describing when a shareholder vote is required for plan modification, or take any other action that would require stockholder approval under the "short swing profit recapture" rules of Section 16(b) of the Securities Exchange Act of 1934.

     Eligibility. Employees, consultants and advisors of the Company, or a subsidiary or Seadrift or any other affiliate, including any director who is an employee, consultant or advisor, are eligible to receive Awards. Directors, consultants and advisors who are not employees, and employees of Seadrift or any other affiliate (any entity (other than a 50% or more subsidiary) in which the Company has a substantial direct or indirect equity interest, as determined by the Board), are not, however, eligible to receive incentive stock options. Employees, consultants, and advisors of the Company or a subsidiary would be eligible to receive incentive stock options as well as non-qualified options and SARs.

     Awards. Under the 1998 Plan, eligible employees can be awarded stock options and/or SARs. Stock options may be either incentive stock options or non-qualified stock options. Incentive stock options are intended to be "incentive stock options" under Section 422 of the Internal Revenue Code. Non-qualified stock options are those options that do not qualify under Section 422 of the Internal Revenue Code. The price at which shares of Common Stock can be purchased upon the exercise of an option is determined by the Committee, but has to be at least equal to the fair market value of such shares (or 110% of fair market value for certain incentive stock options) on the date of the Award. Payment of the option price has to be made in full in cash at the time of exercise or, with the consent of the Committee, in whole or in part in shares of Common Stock valued at fair market value. With the consent of the Committee, payment upon the exercise of a non-qualified stock option can be made in whole or in part by the delivery of additional, unexercised non-qualified stock options (based on the difference between the fair market value of the Common Stock for which they are exercisable and the exercise price of such additional non-qualified stock options) or by a "cashless exercise."

     An SAR entitles the recipient to receive a payment equal to the excess of the fair market value of the shares of Common Stock covered by the SAR on the date of exercise over the exercise price of the SAR. Such payment may be in cash, in shares of Common Stock, or in any combination thereof, as the Committee may determine. An SAR may be awarded in tandem with options or separately.

     Stock options and SARs may be exercisable over a period to be designated by the Committee, but not prior to six months or more than ten years (or five years for certain incentive stock options) after the date of the Award. All incentive stock options awarded under the 1998 Plan are non-transferable other than by will or by operation of the laws of descent and distribution.

     As of September 22, 2000, 448,000 of the 450,000 options for Common Stock available for grant under the 1998 Plan had been granted or cancelled. None of the options granted under the 1998 plan have been exercised as of September 22, 2000. Options for Common Stock granted under the 1998 Plan represent approximately 5.4% of the Common Stock outstanding as of September 22, 2000. The closing price of the Company's Common Stock as reported on the NASDAQ National Market System on September 22, 2000 was $3.6875 per share. The average exercise price of outstanding options that were granted under the 1998 Plan is $9.41 per share.

     The Committee retains the power to amend the terms of, or cancel and regrant, stock options and SARs for the benefit of any Holder. All terms of the options and SARs can be amended, subject to the specific limitations set forth in the Plan. Any incentive stock option amended by the Committee becomes a non-qualified option.

     In the event of a dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation, or any other transaction wherein the Company's stockholders give up all their equity interest in the Company, the successor company, if any, may substitute its own substantially similar options and SARs, or it could elect to terminate the Plan. Termination would result in expiry of all awards at such a time and on such conditions as the Board determines.

     Term. The 1998 Plan became effective December 3, 1998 and will remain in full force and effect until the earlier of December 3, 2008 or the date it is terminated by the Board.

     Performance-Based Compensation. It is intended that all compensation income recognized by any Holder as the result of the exercise of options or SARs, or the disposition of shares of Common Stock acquired on exercise of options or SARs, be considered performance-based compensation excludable from such Holder's "applicable employee remuneration" pursuant to section 162(m)(4)(C) of the Internal Revenue Code.

     Federal Tax Treatment. Under the present federal tax laws, the federal income tax treatment of stock options and SARs under the 1998 Plan is as follows:

     An employee recognizes no taxable income and the Company is not entitled to a deduction when an incentive stock option is awarded or exercised. If an employee sells Common Stock acquired upon exercise, after complying with requisite holding periods, any gain or loss realized upon such sale is a long-term capital gain or loss. The Company is not entitled to take a deduction as a result of any such sale. If the employee disposes of such Common Stock before complying with requisite holding periods, the employee generally will recognize ordinary income equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price, and the Company will be entitled to a corresponding income tax deduction.

     An option holder recognizes no taxable income and the Company is not entitled to an income tax deduction if a non-qualified option is awarded. Upon exercise of a non-qualified option, the Holder generally would realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock over the exercise price, and, provided that the applicable conditions of
Section 162(m) of the Internal Revenue Code are met, the Company will be entitled to a corresponding income tax deduction. Upon sale of the Common Stock acquired, the Holder would realize short-term or long-term capital gain or loss, depending upon whether the Stock had been held for more than one year, equal to the difference between the sale price of the Common Stock and the fair market value of the Common Stock on the date that the Holder recognizes income with respect to the option exercise.

     The employee, director, consultant or advisor recognizes no taxable income and the Company is not entitled to an income tax deduction if an SAR is awarded. Upon exercise of an SAR, the Holder generally would realize ordinary income in an amount equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price under the SAR, and, provided any applicable conditions of Section 162(m) of the Internal Revenue Code were met, the Company will be entitled to a corresponding income tax deduction.

BONUS PLANS

The Company has adopted an incentive bonus plan for certain executives, including the Named Executive Officers (the Incentive Bonus Plan). The Incentive Bonus Plan provides for the award of annual bonuses based on the Company's meeting or exceeding personal goals, as well as performance targets relating to earnings before interest, taxes, depreciation and amortization (EBITDA) which are established annually by the Board. Satisfaction of EBITDA targets will trigger awards equal to 10%, 20%, 30% or 50% of base pay depending on management levels. EBITDA in excess of the established targets will increase bonus awards subject to maximum awards of 20%, 40%, 60% or 100%, respectively, depending on management levels. Approximately 31 salaried employees are currently eligible to participate in the Incentive Bonus Plan, including the Named Executive Officers.

     The Company has also adopted a discretionary bonus plan for salaried employees not eligible for the Incentive Bonus Plan (the Discretionary Bonus
Plan). The Discretionary Bonus Plan provides for the payment of an aggregate amount equal to up to 2% of the total annual salaries of non-executive employees. Awards under the Discretionary Bonus Plan are made solely at management's discretion.

     The Company did not pay any bonuses under the Incentive Bonus Plan or the Discretionary Bonus Plan for fiscal 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Board of Directors is comprised of Messrs. Ball, Balser and Kalich, none of whom currently is an executive officer of the Company; however, Mr. Balser served as an officer of the Company in the past. Executive officer compensation is determined by the Compensation Committee.

STOCK OPTION COMMITTEE

The Stock Option Committee of the Board of Directors is comprised of Mr. Ball and Mr. Kalich, neither of whom currently is an executive officer of the Company or receives any compensation from the Company in any capacity other than as a director. Awards under the 1998 Plan are determined by the Stock Option Committee.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee, which is currently comprised of three non-employee directors, is responsible for guiding the Company in the development and implementation of the Company's compensation policies, plans and programs. The intended purposes of these programs are to: (i) promote the interests of the Company and its stockholders by attracting and retaining officers and other key employees of exceptional ability; (ii) maximize the Company's long-term success and investment returns to stockholders; (iii) provide officers and key employees who are important to the Company's sustained growth with a proprietary interest in, and greater incentives to contribute to the success of the Company through ownership of the Company's Common Stock and stock options; and (iv) provide incentives for officers and other key employees which are competitive with those offered by other corporations in the business and geographic areas in which the Company operates. The Compensation Committee reviews and recommends the annual compensation of the Company's executive officers and other members of management, which consists principally of base salary, annual bonuses and stock option grants. The Compensation Committee considers, among other things, compensation statistics for executives of companies that are similar in size and other characteristics to the Company in determining the compensation of its executives. Messrs. Fowler, Weaver, Damian, Trigg and Hacetoglu have entered into employment and/or severance agreements with the Company.

     Base Salary. Base salary is designed to compensate executives and other key employees for individual performance. Such base salaries are intended to (a) take into consideration the relative intrinsic value of the subject executive position to the Company, as measured by the position's scope of responsibility, strategic importance, technological requirements and complexity; (b) competitive salaries; and (c) individual performance. Executives and other key employees may or may not receive annual base salary increases, depending upon performance in the prior year and upon the achievement of individual and corporate performance goals.

     Annual Incentive Awards. Annual incentive awards will be granted under the Incentive Bonus Plan and are based on achieving personal goals and EBITDA targets which have been established by the Board. Meeting such objectives will trigger awards as a percentage of base pay dependent on management level of 10%, 20%, 30% or 50%. Exceeding such targets will increase bonuses subject to maximum payments of 20%, 40%, 60% or 100% depending on management levels. EBITDA results in excess of targets, but below maximum levels, will result in awards calculated linearly between such points.

     Long-term Incentives. Long-term incentives are provided through annual stock option grants to executives, principally through the 1995 and 1998 Plans. Generally, stock options have a term of 10 years and vest ratably over three years. Option exercise prices equal the fair market value of the Common Stock on the date of grant. Incentive stock options are granted to the extent permitted by applicable tax law and options granted in excess of such amounts will be non-qualified options. Outstanding options held by an employee are considered in connection with the award of new options.

     CEO Compensation. Mr. Fowler, the Chief Executive Officer of the Company, is compensated pursuant to the terms of his Employment Agreement with the Company. In developing Mr. Fowler's compensation, the Compensation Committee considered Mr. Fowler's prior performance in senior managerial roles with the Company's electrodes unit, its largest business unit. Mr. Fowler served as President of the Electrodes and Graphite Specialty Products of the Company from March 1995 through March 1997, as Vice President-General Manager, Graphite Electrode Products of the Company from January 1995 through March 1995 and as Vice President-General Manager, Graphite Specialties of the Company from July 1991 to March 1995. The Committee also considered Mr. Fowler's contributions with respect to the Company's significant capital expenditure program, including its modernization plan and his management of the Company in recent periods under difficult business conditions.

     Respectfully Submitted,
     Compensation Committee
     /S/ James R. Ball
     /S/ Paul F. Balser
     /S/ Ronald B. Kalich

DIRECTORS AND OFFICERS LIABILITY INSURANCE

The Company maintains $20 million of insurance under primary and secondary layer policies providing payment either to the Company for indemnification provided to its directors or officers, or directly to its directors and officers, for certain liabilities which the Company's directors and officers may incur in such capacities. The premiums and fees paid under such policies in fiscal 2000 totaled $231,417. Coverage was extended for fiscal 2001 for premiums totaling $224,035. The insurance policies are issued by National Union Fire Insurance Company and Twin City Fire Insurance Company.

ITEM 12 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

The following table sets forth information as of September 22, 2000 with respect to each stockholder who beneficially owns 5% or more of the Company's outstanding Common Stock. Except as set forth below, each stockholder has sole voting and investment power with respect to all shares shown to be beneficially owned by such stockholder. This information is based upon the latest written report furnished to the Company or filed with the Securities and Exchange Commission by such stockholder on or before September 22, 2000 and may not be current. Common Stock outstanding as of September 22, 2000 was 8,331,342 shares.

                                                               Number of Shares               Percent
Name                                                         Beneficially Owned              of Class
-----------------------------------------------------------------------------------------------------
Southeastern Asset Management, Inc. (1)                               1,740,000                 20.9%
6075 Poplar Avenue, Suite 900
Memphis, Tennessee 38119

James J. Filler                                                         827,600                  9.9
c/o Jefferson Iron & Metal Brokerage Company
P.O. Box 131449
Birmingham, Alabama  35213

Jennison Associates LLC                                                 761,900                  9.1
466 Lexington Avenue
New York, New York 10017

Dimensional Fund Advisors, Inc.                                         524,400                  7.7
1299 Ocean Avenue
Santa Monica, California 90401-1038
======================================================================================================

(1) Shares are owned by Longleaf Partners Small-Cap Fund for which Southeastern Asset Management, Inc. is the investment adviser.

OWNERSHIP OF SECURITIES BY DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN OTHER OFFICERS

The following is a summary of the beneficial ownership of the Company's Common Stock as of September 22, 2000 by the Company's directors, executive officers and by all such officers and directors as a group. Each of the Company's officers and directors can be reached through the Company's corporate offices located at One Gateway Center, 19th Floor, Pittsburgh, PA 15222.

                                                                   Number of Shares       Percentage
Name of Officer or Director                                    Beneficially Owned(1)      of Class(2)
-----------------------------------------------------------------------------------------------------
Officers:
  Walter B. Fowler (3)                                                  206,000                  2.4%
  Ararat Hacetoglu (4)                                                   99,227                  1.2
  Jim J. Trigg (5)                                                       90,915                  1.1
  Stephen D. Weaver (6)                                                  89,403                  1.1
  Walter E. Damian (7)                                                   81,087                  1.0
  Roger Mulvihill                                                         8,000                  0.1
Directors:
  Nicholas T. Kaiser (8)                                                209,400                  2.5
  Paul F. Balser (9)                                                     35,100                  0.4
  James R. Ball (10)                                                     34,100                  0.4
  Ronald B. Kalich (11)                                                  19,100                  0.2
  Robert M. Howe (12)                                                    12,100                  0.1
  Charles E. Slater (13)                                                 10,400                  0.1
All executive officers and directors as a group (12 persons)            894,832                 10.1
=====================================================================================================

(1) Unless otherwise noted, each stockholder has or will have sole voting and investment power with respect to the shares shown.

(2) Shares issuable upon the exercise of Common Stock options were added to the Company's total Common Stock outstanding for purposes of this computation, if applicable.

(3) Number of shares indicated includes 58,000 shares of Common Stock, 78,333 shares of Common Stock issuable upon the exercise of fully vested stock options and 69,667 shares of Common Stock issuable upon the exercise of non-vested stock options.

(4) Number of shares indicated includes 28,227 shares of Common Stock, 35,667 shares of Common Stock issuable upon the exercise of fully vested stock options and 35,333 shares of Common Stock issuable upon the exercise of non-vested stock options.

(5) Number of shares indicated includes 15,915 shares of Common Stock, 39,667 shares of Common Stock issuable upon the exercise of fully vested stock options and 35,333 shares of Common Stock issuable upon the exercise of non-vested stock options.

(6) Number of shares indicated includes 8,403 shares of Common Stock, 37,667 shares of Common Stock issuable upon the exercise of fully vested stock options and 43,333 shares of Common Stock issuable upon the exercise of non-vested stock options.

(7) Number of shares indicated includes 9,587 shares of Common Stock, 37,167 shares of Common Stock issuable upon the exercise of fully vested stock options and 34,333 shares of Common Stock issuable upon the exercise of non-vested stock options.

(8) Number of shares indicated includes 195,000 shares of Common Stock and 14,400 shares of Common Stock issuable upon the exercise of vested stock options.

(9) Number of shares indicated includes 26,000 shares of Common Stock and 9,100 shares of Common Stock issuable upon the exercise of fully vested stock options.

(10) Number of shares indicated includes 25,000 shares of Common Stock and 9,100 shares of Common Stock issuable upon the exercise of fully vested stock options.

(11) Number of shares indicated includes 10,000 shares of Common Stock and 9,100 shares of Common Stock issuable upon the exercise of fully vested stock options.

(12) Number of shares indicated includes 3,000 shares of Common Stock and 9,100 shares of Common Stock issuable upon the exercise of fully vested stock options.

(13) Number of shares indicated includes 3,000 shares of Common Stock and 7,400 shares of Common Stock issuable upon the exercise of vested stock options.

ITEM 13 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN TRANSACTIONS AND RELATIONSHIPS

Pursuant to an agreement entered into in connection with the Company's initial public offering of Common Stock in September 1995, the Company filed a registration statement under the Securities Act of 1933, as amended (the Securities Act), which became effective in March 1996, with respect to the sale of certain shares of Common Stock held by management stockholders and agreed to keep such registration in effect for at least 36 months. Shares of Common Stock owned by the Company's directors are also covered by such registration statement.

PART IV

ITEM 14 EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

(a)(1) List of Financial Statements

     The following consolidated financial statements, including the notes thereto, of the Company and the Report of Independent Accountants set forth on pages 25 through 44 and page 24, respectively, of this Annual Report on Form 10-K, are incorporated by reference into this Item 14 of Form 10-K by Item 8 hereof:

-    Consolidated Balance Sheets as of July 31, 2000 and 1999.

- Consolidated Statements of Operations for the Years Ended July 31, 2000, 1999 and 1998.

- Consolidated Statements of Stockholders' Equity for the Years Ended July 31, 2000, 1999 and 1998.

- Consolidated Statements of Cash Flows for the Years Ended July 31, 2000, 1999 and 1998.

- Report of Independent Accountants dated September 8, 2000, except for paragraphs 2 through 5 of Note 6 as to which the date is November 13, 2000.

(a)(2) List of Financial Statement Schedules

The following financial statement schedule of the Company and the Report of Independent Accountants are included on pages 66 and 67, respectively, of this Annual Report on Form 10-K and are incorporated by reference into this Item 14 on Form 10-K:

- Report of Independent Accountants dated September 8, 2000, except for paragraphs 2 through 5 of Note 6 as to which the date is November 13, 2000.

- Schedule II--Valuation and Qualifying Accounts for the Years Ended July 31, 2000, 1999 and 1998.

     All other financial statement schedules are not required, are not applicable or the information called for therein is included elsewhere in the consolidated financial statements or related notes thereto.

(a)(3) List of Exhibits

EXHIBIT NO.                          DESCRIPTION
------------------------------------------------------------------------------

3.1* Restated Certificate of Incorporation of the Company (incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1, Registration No. 33-91002)

3.2* Amended and Restated By-Laws of the Company (incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1, Registration No. 33-91002)

3.3* Restated Stockholders' Agreement dated as of September 19, 1995 among the Company and the Management Stockholders (incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1, Registration No. 33-31408)

3.4* Rights Agreement, including the associated Form of Rights Certificate and Form of Certificate of Designation for Series A Junior Participating Preferred Stock, dated as of May 21, 1999, between The Carbide/Graphite Group, Inc. and State Street Bank (incorporated herein by reference to
        Exhibit 1 of the Company's Current Report on Form 8-K dated May 21, 1999 and filed on June 1, 1999)

4.1* Specimen Certificate for Common Stock of the Company (incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1, Registration No. 33-91102)

4.2* Indenture dated August 26, 1993 between the Company and State Street Bank and Trust Company, as trustee, relating to 11 1/2% Senior Notes Due 2003, including the form of Senior Note included therein (incorporated herein by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-1, Registration No. 33-91102)

4.3* Supplemental Indenture No. 2 dated as of September 15, 1997 between the Company and State Street Bank and Trust Company, as trustee, related to the elimination of substantially all of the restrictive covenants and certain default provisions in the Senior Note Indenture (incorporated herein by reference to Exhibit 4.3 to the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 1997, Commission File No. 0-20490)

10.1* Securities Purchase Agreement dated as of September 25, 1991 between the Company and BOC (incorporated herein by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-1, Registration No. 33-65150)

10.2* Asset Transfer Agreement dated as of July 9, 1988 among the Company, BOC and Centre Capital Investors, L.P. (incorporated herein by reference to Exhibit 10.2 to the Company's Registration Statement on Form S-1, Registration No. 33-65150)

10.3* Asset Purchase Agreement dated as of January 17, 1995 among the Company, The C/G Specialty Products Business Trust, Materials Technology Corporation and SGL Carbon Corporation (incorporated herein by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated January 17, 1995)

10.4* Share Purchase Agreement dated as of January 17, 1995 between the Company and 9012-9677 Quebec Inc. (incorporated herein by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K dated January 17, 1995)

10.5* Revolving Credit Agreement and Letter of Credit Issuance dated September 25, 1997 by and among the Company, PNC Bank, N.A. and the Financial Institutions party thereto (incorporated herein by reference to Exhibit
        10.5 to the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 1997, Commission File No. 0-20490)

10.6* Second Amendment to Revolving Credit and Letter of Credit Issuance Agreement and Waiver between the Company and PNC Bank, N.A. dated April 30, 1998 (incorporated herein by reference to Exhibit 10.49 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended April 30, 1998, Commission File No. 0-20490)

EXHIBIT NO.                          DESCRIPTION
------------------------------------------------------------------------------

10.7* Third Amendment to the Revolving Credit and Letter of Credit Issuance Agreement and Amendment to Revolving Credit Notes among The Carbide/Graphite Group, Inc., the Lenders which are Parties thereto, and PNC Bank, N.A., as the Issuing Bank and as the Agent for the Lenders dated April 30, 1999 (incorporated herein by reference to Exhibit 10.33 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended April 30, 1999)

10.8* Fourth Amendment to the Revolving Credit and Letter of Credit Issuance Agreement among The Carbide/Graphite Group, Inc., the Lenders which are Parties thereto, and PNC Bank, N.A., as the Issuing Bank and as the Agent for the Lenders dated September 8, 1999 (incorporated herein by reference to Exhibit 10.8 to the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 1999, Commission File No. 0-20490

10.9* Fifth Amendment to the Revolving Credit and Letter of Credit Issuance Agreement among The Carbide/Graphite Group, Inc., the Lenders which are Parties thereto, and PNC Bank, N.A., as the Issuing Bank and as the Agent for the Lenders dated December 10, 1999 (incorporated herein by reference to Exhibit 10.32 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended October 31, 1999, Commission File No. 0-20490)

10.10* Letter Amendment and Waiver to the Revolving Credit and Letter of Credit Issuance Agreement among The Carbide/Graphite Group, Inc., the Lenders which are Parties thereto, and PNC Bank, N.A., as the Issuing Bank and as the Agent for the Lenders dated May 22, 2000 (incorporated herein by reference to Exhibit 10.33 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2000, Commission File No. 0-20490)

10.11(a) Letter Amendment and Waiver to the Revolving Credit and Letter of Credit Issuance Agreement among The Carbide/Graphite Group, Inc., the Lenders which are Parties thereto, and PNC Bank, N.A., as the Issuing Bank and as the Agent for the Lenders dated November 13, 2000

10.11(b) Warrant Agreement between The Carbide/Graphite Group, Inc. and the Warrantholders parties thereto dated November 13, 2000

10.11(c) Form of Warrant, Series A associated with the Warrant Agreement dated November 13, 2000

10.11(d) Form of Warrant, Series B associated with the Warrant Agreement dated November 13, 2000

10.12* Employment Agreement dated September 1, 1999 between the Company and Walter B. Fowler (incorporated herein by reference to Exhibit 10.10 to the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 1999, Commission File No. 0-20490)

10.13 Employment Agreement dated February 1, 2000 between the Company and Stephen D. Weaver

10.14* Separation Agreement dated April 25, 1997 between the Company and Walter E. Damian (incorporated herein by reference to Exhibit 10.21 to the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 1997, Commission File No. 0-20490)

10.15*     Separation Agreement dated April 25, 1997 between the Company and Jim
           J. Trigg (incorporated herein by reference to Exhibit 10.22 to the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 1997, Commission File No. 0-20490)

10.16* Separation Agreement dated August 11, 1999 between the Company and Ararat Hacetoglu (incorporated herein by reference to Exhibit 10.14 to the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 1999, Commission File No. 0-20490)

10.17* Separation Agreement dated October 6, 1999 between the Company and Michael F. Supon(incorporated herein by reference to Exhibit 10.15 to the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 1999, Commission File No. 0-20490)

10.18* 1995 Stock-Based Incentive Compensation Plan of the Company (incorporated herein by reference to Exhibit 10.24 to the Company's Registration Statement on Form S-1, Registration No. 33-31408)

10.19* Amendment to 1995 Stock-Based Incentive Compensation Plan of the Company dated August 26, 1996 (incorporated herein by reference to Exhibit 10.25 to the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 1996, Commission File No. 0-20490)

EXHIBIT NO.                          DESCRIPTION
------------------------------------------------------------------------------

10.20* Agreement under the 1995 Stock-Based Incentive Plan (incorporated herein by reference to Exhibit 10.22 to the Company's Registration Statement on Form S-1, Registration No. 33-91102)

10.21* Non-Employee Director Stock-Based Incentive Compensation Plan of the Company dated August 26, 1996 (incorporated herein by reference to Exhibit 10.27 to the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 1996, Commission File No. 0-20490)

10.22* Incentive Bonus Plan of the Company (incorporated herein by reference to Exhibit 10.33 to the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 1997, Commission File No. 0-20490)

10.23* Supplemental Executive Savings Plan of the Company (incorporated herein by reference to Exhibit 10.31 to the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 1996, Commission File No. 0-20490)

10.24* The 1998 Stock-Based Incentive Compensation Plan (incorporated herein by reference from Exhibit 10.32 of the Company's Quarterly Report on Form 10-Q for the quarterly period ended January 31, 1999)

10.25* Replacement Power Agreement between the Power Authority of the State of New York and the Company dated October 17, 1994 (incorporated herein by reference to Exhibit 10.31 to the Company's Registration Statement on Form S-1, Registration No. 33-91102)

10.26* Acetylene Purchase Agreement dated as of January 1, 1985 between BOC (as predecessor to the Company) and GAF Corporation (incorporated herein by reference to Exhibit 10.32 to the Company's Registration Statement on Form S-1, Registration No. 33-91102)

10.27* Amendment to the Acetylene Supply Agreement between Air Products & Chemicals and the Company dated as of October 21, 1994 (incorporated herein by reference to Exhibit 10.33 to the Company's Registration Statement on Form S-1, Registration No. 33-91102)

10.28* Acetylene Agreement dated January 1, 1975, as amended June 12, 1978 and February 10, 1982, between Airco, Inc. and DuPont (incorporated herein by reference to Exhibit 10.34 to the Company's Registration Statement on Form S-1, Registration No. 33-91102)

10.29* Agreement between the Company (Carbide Unit), Calvert City, Kentucky, and the Oil, Chemical and Atomic Workers, International Union, AFL-CIO Local 3-556, dated February 1, 1996 (incorporated herein by reference to
        Exhibit 10.38 to the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 1996, Commission File No. 0-20490)

10.30* Agreement between the Company (Electrode Unit) and International Union of Electrical, Technical Salaried Machine and Furniture Workers, AFL-CIO Local Union 502, dated June 7, 1999 (incorporated herein by reference to
        Exhibit 10.28 to the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 1999, Commission File No. 0-20490)

10.31* Agreement by and between the Company (Carbide Division), Louisville, Kentucky Plant, and International Brotherhood of Firemen and Oilers Local No. 320, Affiliated with the AFL-CIO, dated July 1, 1996 (incorporated herein by reference to Exhibit 10.40 to the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 1996, Commission File No. 0-20490)

10.32* Agreement between the Company (Electrode Unit) and the Oil, Chemical and Atomic Workers International Union and Local Union Number 8-23516, dated January 25, 1999 (incorporated herein by reference to Exhibit 10.29 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended January 31, 1999)

10.33* Master Lease between the Company and PNC Leasing Corp. dated January 27, 1997 (incorporated herein by reference to Exhibit 10.43 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended April 30, 1997, Commission File No. 0-20490)

EXHIBIT NO.                          DESCRIPTION
------------------------------------------------------------------------------

21.1* Subsidiaries and Affiliates of the Company (incorporated herein by reference to Exhibit 21.1 to the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 1997, Commission File No. 0-20490)

23.1    Consent of Independent Accountants

27.1    Financial Data Schedule

* Exhibit has previously been filed with the Commission and is herein incorporated by reference.

(b) Reports on Form 8-K

The Company did not file any reports on form 8-K for the quarterly period ended July 31, 2000.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on November 14, 2000.

THE CARBIDE/GRAPHITE GROUP, INC.
By:      /s/  Walter B. Fowler
---------------------------------
         (WALTER B. FOWLER)
         President and Chief Executive Officer

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on November 14, 2000.

SIGNATURE                                      TITLE
------------------------------------------------------------------------------------------------------------
            /s/  Walter B. Fowler              Chairman of the Board, President, Chief Executive Officer and
----------------------------------------       Director (Principal Executive Officer)
            (WALTER B. FOWLER)

            /s/  William M. Thalman            Vice President-Treasurer
----------------------------------------       (Principal Financial Officer)
            (WILLIAM M. THALMAN)

            /s/  Jeffrey T. Jones              Vice President-Controller
----------------------------------------       (Principal Accounting Officer)
            (JEFFREY T. JONES)

            /s/  Ararat Hacetoglu              Vice President and General Manager, Carbide Products
----------------------------------------
            (ARARAT HACETOGLU)

            /s/  Stephen D. Weaver             Senior Vice President and General Manager,
----------------------------------------       Electrodes and Graphite Specialty Products
            (STEPHEN D. WEAVER)

            /s/  Jim J. Trigg                  Vice President and General Manager, Seadrift Coke, L.P.
----------------------------------------
            (JIM J. TRIGG)

            /s/  James R. Ball                 Director
----------------------------------------
            (JAMES R. BALL)

            /s/  Paul F. Balser                Director
----------------------------------------
            (PAUL F. BALSER)

            /s/  Robert M. Howe                Director
----------------------------------------
            (ROBERT M. HOWE)

            /s/  Ronald B. Kalich              Director
----------------------------------------
            (RONALD B. KALICH)

            /s/  Nicholas T. Kaiser            Director
----------------------------------------
            (NICHOLAS T. KAISER)

            /s/  Charles E. Slater             Director
----------------------------------------
            (CHARLES E. SLATER)

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Carbide/Graphite Group, Inc.:

Our audits of the consolidated financial statements referred to in our report dated September 8, 2000, except for paragraphs 2 through 5 of Note 6 as to which the date is November 13, 2000 appearing on page 24 of the 2000 Annual Report on Form 10-K of The Carbide/Graphite Group, Inc. also included an audit of the financial statement schedule listed in Item 14(a)(2) of this Form 10-K. In our opinion, this financial statement schedule presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.

/s/ PricewaterhouseCoopers LLP
Pittsburgh, Pennsylvania 15219
September 8, 2000, except for
paragraphs 2 through 5 of Note 6
as to which the date is
November 13, 2000

SCHEDULE II

THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES

VALUATION AND QUALIFYING ACCOUNTS

For the Years Ended July 31, 2000, 1999 and 1998 (in thousands)

Col. A                                         Col. B            Col. C          Col. D         Col. E         Col. F
----------------------------------------------------------------------------------------------------------------------
                                                                     Additions
                                                             --------------------------
                                           Balance at
                                            Beginning           Charged      Charged to                    Balance at
                                            of Period        to Expense  Other Accounts    Deductions*  End of Period
----------------------------------------------------------------------------------------------------------------------
Allowance for Doubtful Accounts:
   Year Ended July 31, 2000                    $  819              $301              --          $ 143         $  977
   Year Ended July 31, 1999                     2,025               120              --          1,326            819
   Year Ended July 31, 1998                     2,029                --              --             (4)         2,025
======================================================================================================================

* Represents uncollectible accounts written off and recoveries of customer accounts previously reserved for.

                                                                       Exhibit B

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 10-Q

(Mark One)
[ X ] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE QUARTERLY PERIOD ENDED JANUARY 31, 2001

[   ]     TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
          EXCHANGE ACT OF 1934


                        COMMISSION FILE NUMBER -- 0-20490

                              --------------------

                        THE CARBIDE/GRAPHITE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                                           25-1575609
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                        Identification Code)


                         One Gateway Center, 19th Floor
                              Pittsburgh, PA 15222
                                 (412) 562-3700
                        (Address, including zip code, and
                     telephone number, including area code,
                         of principal executive offices)



Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing
requirements for the past 90 days.   Yes   X      No
                                         -----       ------

As of the close of business on March 16, 2001, there were 8,331,342 shares of the Registrant's $0.01 par value Common Stock outstanding.

                        THE CARBIDE/GRAPHITE GROUP, INC.
                               INDEX TO FORM 10-Q


   ITEM                                     DESCRIPTION                                  PAGE
 ---------    ----------------------------------------------------------------         ---------
              PART I

      1       Index to Financial Statements ...................................            2

      2       Management's Discussion and Analysis of Financial
                   Condition and Results of Operations ........................           17

      3       Quantitative and Qualitative Disclosure
                   About Market Risk ..........................................           23


              PART II

      1       Legal Proceedings ...............................................           24

      2       Changes in Securities ...........................................            *

      3       Defaults Upon Senior Securities .................................            *

      4       Submission of Matters to a Vote of Security Holders .............            *

      5       Other Information ...............................................            *

      6       Index to Exhibits and Reports on Form 8-K .......................           27

              Signatures ......................................................           28


--------------
* Item not applicable to the Registrant for this filing on Form 10-Q.

PART I
Item 1


                    INDEX TO UNAUDITED CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

                                                                                          PAGE
                                                                                          ----
Condensed Consolidated Balance Sheets
     as of January 31, 2001 and July 31, 2000 ........................................     3

Unaudited Condensed Consolidated Statements of Operations
     for the Quarters and Six Months Ended January 31, 2001 and 2000 .................     4

Unaudited Condensed Consolidated Statement of Stockholders' Equity
     for the Six Months Ended January 31, 2001 .......................................     5

Unaudited Condensed Consolidated Statements of Cash Flows
     for the Quarters and Six Months Ended January 31, 2001 and 2000 .................     6

Footnotes to Unaudited Condensed Consolidated Financial Statements ...................     7

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                    as of January 31, 2001 and July 31, 2000
                    (in thousands, except share information)



                                                                                    January 31,        July 31,
                                                                                       2001              2000 *
                                                                                   ------------       -----------
                                                                                    (Unaudited)
                                   ASSETS
Current assets:
    Accounts receivable -- trade, net of allowance for doubtful
        accounts:  $1,097 at January 31 and $977 at July 31 .................        $  35,441         $  40,775
    Inventories (Note 2) ....................................................           65,075            66,575
    Income taxes receivable .................................................               --             4,299
    Deferred income taxes ...................................................            3,587             3,999
    Fair value of derivative financial instruments (Note 1) .................              753                --
    Other current assets ....................................................            3,778             2,787
                                                                                     ---------         ---------
        Total current assets ................................................          108,634           118,435
Property, plant and equipment, net ..........................................          121,830           124,910
Deferred income taxes .......................................................            4,712                --
Other assets ................................................................            7,777             7,149
                                                                                     ---------         ---------
            Total assets ....................................................        $ 242,953         $ 250,494
                                                                                     =========         =========

                    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accrued expenses:
      Overdrafts ............................................................        $   2,604         $   1,236
      Accounts payable, trade ...............................................           20,031            24,148
      Antitrust claims reserve (Note 4) .....................................            2,747             2,857
      Income taxes payable ..................................................            1,639                --
      Other current liabilities .............................................           12,716            17,418
                                                                                     ---------         ---------
        Total current liabilities ...........................................           39,737            45,659
Long-term debt (Note 5) .....................................................          123,137           120,800
Deferred income taxes .......................................................               --               229
Other liabilities ...........................................................           12,305            12,336
                                                                                     ---------         ---------
          Total liabilities .................................................          175,179           179,024
                                                                                     ---------         ---------
Stockholders' equity:
    Preferred stock, $0.01 par value; 2,000,000 shares authorized ...........               --                --
    Common stock, $0.01 par value; 18,000,000 shares authorized;
     shares issued:  9,955,542 at January 31 and  July 31;
     shares outstanding:  8,331,342 at January 31 and July 31 ...............               99                99
    Additional paid-in capital, net of $1,398 equity issue costs ............           36,712            36,712
    Retained earnings .......................................................           40,415            45,866
    Common stock to be issued under warrants (Note 5) .......................            1,604                --
    Other comprehensive income ..............................................              151                --
    Treasury stock ..........................................................          (11,207)          (11,207)
                                                                                     ---------         ---------
           Total stockholders' equity .......................................           67,774            71,470
                                                                                     ---------         ---------
            Total liabilities and stockholders' equity ......................        $ 242,953         $ 250,494
                                                                                     =========         =========

* Condensed from audited fiscal 2000 balance sheet.

The accompanying notes are an integral part of the Unaudited Condensed Consolidated Financial Statements.

               THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
           UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
        for the quarters and six months ended January 31, 2001 and 2000
                (in thousands, except share and per share data)


                                                            Quarter Ended January 31,           Six Months Ended January 31,
                                                      -----------------------------------     --------------------------------
                                                           2001                2000                2001                2000
                                                      --------------      ---------------     --------------      -------------
                                                                  (Unaudited)                             (Unaudited)
Net sales ....................................        $    47,798         $    53,634         $    96,977         $   104,757
Operating costs and expenses:
    Cost of goods sold (Note 2) ..............             45,248              54,942              92,277              99,645
    Selling, general and administrative ......              2,853               3,243               5,927               6,223
                                                      -----------         -----------         -----------         -----------
        Operating income (loss) ..............               (303)             (4,551)             (1,227)             (1,111)
Other costs and expenses:
    Interest expense, net (including $1,604 in
      non-cash warrant amortization in the
      quarter and six months ended
      January 31, 2001) (Note 5) .............              5,142               2,459               8,236               4,551
    Other expense (income) (Note 1) ..........                182                  --                (995)                 --
                                                      -----------         -----------         -----------         -----------
        Income (loss) before income taxes ....             (5,627)             (7,010)             (8,468)             (5,662)
Benefit from taxes (Note 3) ..................             (2,023)             (2,454)             (3,017)             (1,998)
                                                      -----------         -----------         -----------         -----------
        Net income (loss) ....................        $    (3,604)        $    (4,556)        $    (5,451)        $    (3,664)
                                                      ===========         ===========         ===========         ===========


Earnings per share information (Note 1):
Weighted average common shares
  outstanding ................................          8,331,342           8,314,509           8,331,342           8,326,175
                                                      -----------         -----------         -----------         -----------
Weighted average common and common
  equivalent shares outstanding ..............                 --                  --                  --                  --
                                                      -----------         -----------         -----------         -----------


Net income (loss):
    Basic ....................................        $     (0.43)        $     (0.55)        $     (0.65)        $     (0.44)
                                                      ===========         ===========         ===========         ===========
    Diluted ..................................        $     (0.43)        $     (0.55)        $     (0.65)        $     (0.44)
                                                      ===========         ===========         ===========         ===========


               The accompanying notes are an integral part of the
             Unaudited Condensed Consolidated Financial Statements.

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
       UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                   for the six months ended January 31, 2001
                      (in thousands, except share amounts)


                                            Common Stock           Additional                      Other           Other
                                       ------------------------     Paid-In       Retained     Comprehensive   Stockholders'
                                         Shares           Amount    Capital       Earnings         Income       Equity Items
                                         ------           ------    -------       --------         ------       ------------
Balance at July 31, 2000 *..........     9,955,542         $99      $36,712        $45,866             --        $(11,207)
Cumulative effect of change in
  accounting principle, net of tax
  of $808 (Note 1)  ...............                                                               $ 1,501
Net change in other
  comprehensive income related
  to hedging activities (Note 1)...                                                                (1,350)
Warrant amortization (Note 5)  ....                                                                                 1,604
Net loss  .........................                                                 (5,451)
                                        ----------         ---      -------        -------        -------        --------

Balance at January 31,
  2001 (Unaudited)  ................     9,955,542         $99      $36,712        $40,415        $   151        $ (9,603)
                                       ===========         ===      =======        =======        =======        ========

----------
* Condensed from audited fiscal year 2000 statement of stockholders' equity.








               The accompanying notes are an integral part of the
             Unaudited Condensed Consolidated Financial Statements.

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
        for the quarters and six months ended January 31, 2001 and 2000
                                 (in thousands)



                                                                   Quarter Ended January 31,        Six Months Ended January 31,
                                                                   --------------------------       -----------------------------
                                                                    2001             2000              2001             2000
                                                                   --------        ---------         --------         ---------
                                                                         (Unaudited)                       (Unaudited)
Net loss .......................................................  $ (3,604)        $ (4,556)        $ (5,451)        $ (3,664)
Adjustments for non-cash transactions:
  Depreciation and amortization ................................     3,982            4,888            8,023            9,835
  Amortization of debt issuance costs ..........................       187               66              277              119
  Amortization of common stock warrant expense .................     1,604               66            1,604              119
  Amortization of intangible assets ............................        28               16               40               29
  Changes in deferred taxes ....................................    (4,124)           4,038           (5,071)           4,038
  Other ........................................................       182               --             (995)              --
Increase (decrease) in cash from changes in:
  Accounts receivable ..........................................     3,558            1,558            5,214           (1,180)
  Inventories ..................................................      (913)          12,234            1,500           10,522
  Income taxes .................................................     1,639           (4,850)           5,938            2,417
  Other current assets .........................................      (579)             992           (1,002)           1,706
  Accounts payable and accrued expenses ........................    (4,517)         (10,664)          (8,929)         (20,578)
  Other non-current assets and liabilities, net ................      (740)             (87)            (856)            (424)
                                                                  --------         --------         --------         --------
      Net cash provided by (used for) operations ...............    (3,297)           3,635              292            2,820
                                                                  --------         --------         --------         --------
Investing activities:
  Capital expenditures .........................................    (2,215)          (1,892)          (4,943)          (5,010)
  Proceeds from the settlement
    of derivative contracts, net ...............................       946               --              946               --
                                                                  --------         --------         --------         --------
      Net cash used for investing activities ...................    (1,269)          (1,892)          (3,997)          (5,010)

Financing activities:
  Proceeds from revolving credit facility ......................    60,868           26,750           82,918           48,250
  Repayment on revolving credit facility .......................   (56,731)         (28,950)         (80,581)         (47,750)
  Overdrafts and other .........................................       429              457            1,368            1,690
                                                                  --------         --------         --------         --------
         Net cash provided by
            (used for) financing activities ....................     4,566           (1,743)           3,705            2,190
                                                                  --------         --------         --------         --------
Net change in cash and cash equivalents ........................        --               --               --               --
Cash and cash equivalents, beginning of period .................        --               --               --               --
                                                                  --------         --------         --------         --------
Cash and cash equivalents, end of period .......................        --               --               --               --
                                                                  ========         ========         ========         ========



               The accompanying notes are an integral part of the
             Unaudited Condensed Consolidated Financial Statements.

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
                  FOOTNOTES TO UNAUDITED CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


         The Carbide/Graphite Group, Inc. and Subsidiaries herein are referenced as the "Company." The Company's current fiscal year ends July 31, 2001.

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

INTERIM ACCOUNTING

         The Company's Annual Report on Form 10-K for its fiscal year ended July 31, 2000 includes additional information about the Company, its operations and its consolidated financial statements, and contains a summary of significant accounting policies followed by the Company in preparation of its consolidated financial statements and should be read in conjunction with this quarterly report on Form 10-Q. These policies were also followed in preparing the Unaudited Condensed Consolidated Financial Statements included herein. The 2000 year-end consolidated balance sheet data contained herein were derived from audited financial statements, but does not include all disclosures required by generally accepted accounting principles.

         In the opinion of management, all adjustments that are of a normal and recurring nature necessary for a fair statement of the results of operations of these interim periods have been included. The net loss for the six months ended January 31, 2001 is not necessarily indicative of the results to be expected for the full fiscal year. The Management Discussion and Analysis that follows these notes contains additional information on the results of operations and financial position of the Company. These comments should be read in conjunction with these financial statements.


EARNINGS PER SHARE

         The following tables provide a reconciliation of the income and share amounts for the basic and diluted earnings per share computations for the quarters and six months ended January 31, 2001 and 2000 (dollar amounts in thousands):


                                                               For the quarters ended January 31,
                                     --------------------------------------------------------------------------------------
                                                     2001                                           2000
                                     -----------------------------------------     -----------------------------------------
                                                    Weighted            Per                       Weighted          Per
                                     Income         Average             Share       Income         Average         Share
                                     (Loss)          Shares            Amount       (Loss)         Shares          Amount
                                     ------          ------            ------       ------         ------          ------
Basic earnings per share .....       ($3,604)       8,331,342          $(0.43)      $(4,556)       8,314,509       $(0.55)

Effect of dilutive securities:
 Options for common stock ....            --               --                            --               --
                                     -------        ---------                       -------        ---------

Diluted earnings per share ...       $(3,604)       8,331,342          $(0.43)      $(4,556)       8,314,509       $(0.55)
                                     =======        =========          ======       =======        =========       ======

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
                  FOOTNOTES TO UNAUDITED CONDENSED CONSOLIDATED
                         FINANCIAL STATEMENTS--CONTINUED


                                                       For the six months ended January 31,
                                 ------------------------------------------------------------------------------------
                                                  2001                                         2000
                                 ------------------------------------         ----------------------------------------
                                                Weighted        Per                          Weighted         Per
                                  Income         Average       Share           Income         Average         Share
                                  (Loss)         Shares        Amount          (Loss)         Shares         Amount
                                  ------         -------       -----           ------         -------         -----
Basic earnings per share.......   $(5,451)       8,331,342     $(0.65)        $(3,664)        8,326,175      $(0.44)
                                                               ======                                        ======
Effect of dilutive securities:
  Options for common stock.....        --               --                          --               --
                                  -------        ---------                     -------        ---------

Diluted earnings per share ....   $(5,451)       8,331,342     $(0.65)        $(3,664)        8,326,175      $(0.44)
                                  =======        =========     ======         =======         =========      ======


         The weighted-average number of options for common stock outstanding for both the quarter and six months ended January 31, 2001 was 858,400, versus 688,900 for both the quarter and six months ended January 31, 2000, respectively. Since the Company's results were a net loss for the quarter and six months ended January 31, 2001 and 2000, common equivalent shares were excluded from the diluted earnings per share computation for those periods as their effect would have been anti-dilutive.


RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

         Effective August 1, 2000, the Company adopted Statement of Financial Accounting Standards (SFAS) #133, "Accounting for Derivative Instruments and Hedging Activities." The adoption of SFAS #133 resulted in a net of tax transition gain of $1.5 million recorded by the Company as a cumulative-effect adjustment to accumulated other comprehensive income to recognize the fair value of all derivatives. The Company's derivatives consist of foreign exchange forward contracts, oil futures and swap contracts and interest rate caps and swap contracts; all were designated as cash-flow hedges at adoption. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. In this documentation, the Company identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

         During the six months ended January 31, 2001, the Company recognized $1.0 million in other income in the consolidated statement of operations related to the accounting for its derivatives under SFAS #133. Of the $1.0 million in income, $0.9 million was associated with interest rate derivatives which no longer qualified for hedge accounting under SFAS #133 as a result of an amendment to the Company's revolving credit facility (See note 5). The remaining $0.1 million was the ineffective portion of oil derivatives outstanding as of January 31, 2001. Based on forward oil commodity pricing and the maturity of the Company's derivative financial instruments, the Company expects to recognize the $0.2 million net gain currently deferred in accumulated other comprehensive income into its results of operations over the next twelve months.

         In December 1999, the staff of the SEC issued Staff Accounting Bulletin ("SAB") 101, "Revenue Recognition in Financial Statements." SAB 101 outlines the basic criteria that must be met to recognize revenue, and provides guidelines for disclosure related to revenue recognition policies. This guidance is

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
                  FOOTNOTES TO UNAUDITED CONDENSED CONSOLIDATED
                         FINANCIAL STATEMENTS--CONTINUED


required to be implemented in the fourth quarter of fiscal 2001. The Company is currently reviewing this guidance in order to determine the impact of its provisions, if any, on the consolidated financial statements.


COMPREHENSIVE INCOME

         Comprehensive income (loss) for the quarters and six months ended January 31, 2001 and 2000 included the following (in thousands):


                                                      Quarter Ended January 31,            Six Months Ended January 31,
                                                     ---------------------------           ---------------------------
                                                       2001                2000              2001              2000
                                                     -------             -------           -------            -------
Net income (loss)  .........................         $(3,604)            $(4,556)          $(5,451)           $(3,664)
Cumulative effect of change in
  accounting principle, net of tax  ........               --                 --             1,501                 --
Increase in unrealized gain on
  derivatives accounted for as
  cash flow hedges, net of tax  ............             151                  --               764                 --
Reclassification of gains associated
  with matured derivatives, net of tax .....          (1,006)                 --            (1,431)                --
Reclassification of gains associated
  with discontinued cash flow hedges,
  net of tax  ..............................              --                  --              (683)                --
                                                     -------             -------           -------            -------
    Comprehensive income (loss)  ...........         $(4,459)            $(4,556)          $(5,300)           $(3,664)
                                                     =======             =======           =======            =======


         Components of accumulated other comprehensive income as of January 31, 2001 and July 31, 2000 included the following (in thousands):

                                        January 31,   July 31,
                                           2001         2000
                                        -----------   --------

Unrealized gain on derivatives
  accounted for as cash flow hedges,
  net of tax .......................       $151           --
                                           ----         ----
    Other comprehensive income .....       $151           --
                                           ====         ====

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
                  FOOTNOTES TO UNAUDITED CONDENSED CONSOLIDATED
                         FINANCIAL STATEMENTS--CONTINUED



2.       INVENTORIES:

         Inventories consisted of the following (in thousands):


                                            January 31,      July 31,
                                               2001             2000
                                             ---------       ---------

Finished goods  ..................           $  19,894       $  18,907
Work in process  .................              37,046          34,602
Raw materials  ...................              10,579          16,747
                                             ---------       ---------
                                                67,519          70,256
LIFO reserve  ....................            (14,505)        (14,749)
                                             ---------       ---------
                                                53,014          55,507
Supplies  ........................              12,061          11,068
                                             ---------       ---------
                                             $  65,075       $  66,575
                                             =========       =========


3.       INCOME TAXES:

         The provision for income taxes for the quarters and six months ended January 31, 2001 and 2000 are summarized by the following effective tax rate reconciliations:


                                                    Quarter Ended                Six Months Ended
                                                     January 31,                    January 31,
                                                ----------------------      ------------------------
                                                 2001           2000           2001          1999
                                                 ----           ----           ----          ----
Federal statutory tax rate  ................     (35.0)%        (35.0)%       (35.0)%        (35.0)%
Effect of:
     State taxes, net of federal benefit ...       1.4            1.4           1.4            1.4
     Foreign sales corporation benefit .....      (1.6)          (1.6)         (1.6)          (1.6)
     Other  ................................      (0.8)           0.2          (0.4)          (0.1)
                                                ------         ------        ------         ------
       Effective tax rate  .................     (36.0)%        (35.0)%       (35.6)%        (35.3)%
                                                ======         ======        ======         ======


         The income tax benefits for the quarter and six months ended January 31, 2001 were recorded based on the Company's projected effective income tax rate for the fiscal year ending July 31, 2001.

         All of the Company's federal income tax returns through its fiscal year ended July 31, 2000 have been settled with the Internal Revenue Service (the
IRS). As a result of a review of the Company's federal return for the fiscal years ended July 31, 2000 and 1999 and the impact of alternative minimum tax provisions, the Company is required to refund to the IRS $1.6 million in net operating loss carryback proceeds previously paid to the Company. Such amounts will be refunded to the IRS over an eighteen month period beginning in the Company's fiscal quarter ending April 30, 2001. Such refunds will increase net operating loss carryforwards available to the Company to reduce future taxable income.

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
                  FOOTNOTES TO UNAUDITED CONDENSED CONSOLIDATED
                         FINANCIAL STATEMENTS--CONTINUED



4.       CONTINGENCIES:

         In May 1997, the Company was served with a subpoena issued by a Grand Jury empanelled by the United States District Court for the Eastern District of Pennsylvania. The Company was advised by attorneys for the Department of Justice
(DOJ) that the Grand Jury was investigating price fixing by producers of graphite products in the United States and abroad during the period 1992 to 1997. The Company has cooperated with the DOJ in the investigation. The DOJ has granted the Company and certain former and present senior executives the opportunity to participate in its Corporate Leniency Program and the Company has entered into an agreement with the DOJ under which the Company and such executives who cooperate will not be subject to criminal prosecution with respect to the investigation. Under the agreement, the Company has agreed to use its best efforts to provide for restitution to its domestic customers for actual damages if any conduct of the Company which violated the federal antitrust laws in the manufacture and sale of such graphite products caused damage to such customers.

         Subsequent to the initiation of the DOJ investigation, four civil cases were filed in the United States District Court for the Eastern District of Pennsylvania in Philadelphia asserting claims on behalf of a class of purchasers for violations of the Sherman Act. These cases, which have been consolidated, name the Company, UCAR International Inc. (UCAR), SGL Carbon Corporation (SGL Corp.) and SGL Carbon AG (SGL) as defendants (together, the Named Defendants) and seek treble damages. On March 30, 1998, a number of purchasers who were previously included in the purported class of plaintiffs covered by the consolidated case initiated a separate action in the same District Court which asserted substantially the same claims and sought the same relief as the consolidated case and named the Named Defendants, as well as Showa Denko Carbon, Inc. (Showa Denko). Thereafter, seven additional groups of purchasers who were previously included in the purported class of plaintiffs covered by the consolidated case instituted their own actions against the Named Defendants, Showa Denko and, in several cases, certain present or former related parties of UCAR and Showa Denko, asserting substantially the same claims and seeking the same relief as in the consolidated case. Four such actions were filed in the United States District Court for the Eastern District of Pennsylvania on April 3, 1998, May 14, 1998, May 28, 1998 and March 31, 1999, respectively. One such action was filed in the United States District Court for the Northern District of Ohio on April 17, 1998 but was transferred to the Eastern District of Pennsylvania for pre-trial proceedings. Another such action was filed in the United States District Court for the Western District of Pennsylvania on June 17, 1998 but was transferred to the Eastern District of Pennsylvania for pre-trial proceedings. Another such action was filed in the United States District court of the Middle District of Pennsylvania on April 10, 2000, but was transferred to the Eastern District of Pennsylvania for pre-trial proceedings. The complaints or amended complaints in some of the cases have also named as defendants other companies including Mitsubishi Corporation, Tokai Carbon U.S.A., Inc. and related companies. On December 7, 1998, the Company was served with a complaint filed by Chaparral Steel Company against the Named Defendants, Showa Denko and parties related to Showa Denko and UCAR in state court in Ellis County, Texas alleging violations of various Texas state antitrust laws and seeking treble damages. Chaparral Steel Company has filed an amended complaint adding two additional related plaintiffs, a second amended complaint adding additional defendants Nippon Carbon Co., Ltd., SEC Corporation, Tokai Carbon Company, Ltd., Tokai Carbon USA, Inc., VAW Aktiengesellscheft and VAW Carbon GMBH, and third, fourth and fifth amended complaints.

         The Company has reached settlement agreements representing approximately 96% of domestic antitrust claims with the class plaintiffs and the plaintiffs that filed lawsuits on March 30, 1998, April 3, 1998, April 17, 1998, May 14, 1998, May 28, 1998, June 17, 1998 and March 31, 1999 and other purchasers who had yet to file lawsuits. The settlement agreement with the class has been approved by the Court. Although various of the settlements are unique, in the aggregate they consist generally of current and deferred cash payments and, in a number of cases, provisions which provide for additional payments under certain circumstances ("most favored nations" provisions). In addition to the settlements discussed above, the Company may also settle with various additional purchasers.

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
                  FOOTNOTES TO UNAUDITED CONDENSED CONSOLIDATED
                         FINANCIAL STATEMENTS--CONTINUED



         On February 10, 1999, a U.S. corporation which allegedly made purchases on behalf of two foreign entities and a group of 22 foreign purchasers which are based in several foreign countries filed a complaint against the Company, UCAR, SGL, Tokai Carbon Co., Ltd., Tokai Carbon U.S.A., Inc., Nippon Carbon Co., Ltd., SEC Corporation and certain present and former related parties of UCAR in United States District Court for the Eastern District of Pennsylvania. This complaint has been amended to add four additional plaintiffs. On September 24, 1999, three Australian companies and one New Zealand company filed a complaint against the same parties as are named in the lawsuit filed on February 10, 1999. These cases assert substantially the same claims and seek the same relief as the consolidated case. Other foreign purchasers have also made similar claims against the Company but have not filed lawsuits.

         The Company understands that defendants UCAR, SGL and Showa Denko have reached settlement agreements with the class action plaintiffs, which have been approved by the court, and have also settled claims brought by various individual purchasers. The Company further understands that UCAR, Robert P. Krass, Robert J. Hart, SGL, Robert J. Koehler, Showa Denko, Tokai, SEC Corporation and Nippon Carbon Co. have pleaded guilty to antitrust conspiracy charges filed by the DOJ and have agreed to pay fines and, in the cases of Messrs. Krass and Hart, to serve prison sentences, in connection with those guilty pleas. The Company also understands that the DOJ has indicted Georges Schwegler, a former UCAR employee. The Company also understands that the DOJ indicted Mitsubishi Corporation on February 12, 2001.

         The Company has also advised the Commission of the European Communities (the European Commission) that it wishes to invoke its Leniency Notice. Generally under these guidelines, the European Commission may reduce fines and other penalties if a company sufficiently cooperates with the European Commission. On January 24, 2000, the European Commission adopted a Statement of Objections against the Company, SGL, UCAR, VAW Aluminum AG, Showa Denko KK, Tokai Carbon Co. Ltd., Nippon Carbon Co. Ltd. and SEC Corporation. The Company has prepared and submitted to the European Commission a response to the Statement of Objections and has appeared at a hearing regarding the imposition of fines. The Company understands that the European Commission will determine fines, if any, at the completion of its proceedings.

         On June 18, 1998, a group of Canadian purchasers filed a lawsuit in the Ontario Court (General Division) claiming a conspiracy and violations of the Canadian Competition Act. The Canadian lawsuit names the Named Defendants and Showa Denko, as well as several present or former parents, subsidiaries and/or affiliates of UCAR, SGL and Showa Denko. The Canadian Competition and Consumer Law Division (Canadian Division) has initiated an inquiry and the Company is cooperating fully with the authorities conducting that inquiry pursuant to an agreement with the Director of Research and Investigation of the Canadian Division under which the Company and its present and former officers, directors and employees will not be subject to criminal prosecution.

         During fiscal 1998, the Company recorded a $38 million pre-tax charge ($25 million after expected tax benefits) for potential liabilities resulting from civil lawsuits, claims, legal costs and other expenses associated with the pending antitrust matters (the Initial Antitrust Charge). During fiscal 1999, the Company recorded an additional $7 million charge ($4.5 million after expected tax benefits) for such potential liabilities (the Supplemental Antitrust Charge). The combined $45 million charge (the Antitrust Charge) represents the Company's estimate, based on current facts and circumstances, of the expected cost to resolve pending antitrust claims. The Company understands that defendants UCAR, SGL and Showa Denko have reached settlements with the class action plaintiffs and various individual purchasers at amounts substantially higher than the levels contemplated in the Antitrust Charge. In light of these and other developments including: (a) possible future settlements with other purchasers, (b) the outcome of the European Commission antitrust investigation,

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
                  FOOTNOTES TO UNAUDITED CONDENSED CONSOLIDATED
                         FINANCIAL STATEMENTS--CONTINUED



(c) potential additional lawsuits by foreign purchasers, (d) the failure to satisfy the conditions to the class action settlement, and (e) adverse rulings or judgments in pending litigation, including an adverse final determination as to the right of the foreign purchasers to relief under U.S. antitrust laws, the antitrust matters could result in aggregate liabilities and costs which could differ materially and adversely from the Antitrust Charge and could affect the Company's financial condition and its ability to service its currently planned liquidity needs. As of January 31, 2001, $42.2 million in antitrust settlements and costs have been paid.

         SGL Corp. has filed a lawsuit against the Company in North Carolina state court claiming that the Company breached a non-competition agreement signed in connection with the Company's sale of its specialty graphite machining operations to SGL Corp. SGL Corp. seeks damages for the Company's claimed breach of the agreement, interference with SGL Corp.'s business prospects, misappropriation of confidential information and unfair trade practices. The Company has denied these claims.

         The Company is also party to various legal proceedings considered incidental to the conduct of its business or otherwise not material in the judgment of management. Management does not believe that its loss exposure related to these cases is materially greater than amounts provided in the consolidated balance sheet as of January 31, 2001. As of January 31, 2001, a $0.2 million reserve has been recorded to provide for estimated exposure on claims for which a loss is deemed probable.


5.       LONG-TERM DEBT:

         In connection with the tender of substantially all of the Company's 11.5% Senior Notes in fiscal 1998 (the Tender), the Company entered into an agreement with a consortium of banks led by PNC Bank (the Bank Group) for a $150 million revolving credit facility with a $15 million sub-limit for letters of credit which will expire in December, 2003 (as amended, the 1997 Revolving Credit Facility). The Company and the Bank Group reduced the amount available under the 1997 Revolving Credit Facility to $135.0 million as of July 31, 2000. As of January 31, 2001, the Company had $5.5 million in availability under the 1997 Revolving Credit Facility. Borrowings outstanding were $123.1 million and letters of credit were $6.4 million as of January 31, 2001. The 1997 Revolving Credit Facility is collateralized with the Company's receivables, inventory and property, plant and equipment.

         As a result of the decline in the Company's operating results, coupled with the increased capital needs during fiscal 2000, the Company was not in compliance with the financial covenants required to be maintained under the 1997 Revolving Credit Facility for the reporting period ended July 31, 2000. On November 13, 2000 (the Waiver Effective Date), the Company and the Bank Group agreed to an amendment and waiver with respect to the 1997 Revolving Credit Facility (the Amendment and Waiver) under which the covenant violations discussed above were waived until August 6, 2001. In connection with the Amendment and Waiver, the Company has agreed to issue to the Bank Group warrants for the Company's Common Stock. Warrants exercisable for nominal consideration representing 15% of the Company's Common Stock outstanding (1,249,701 shares) were fully earned on the Waiver Effective Date. The Company can earn back 10% of such warrants (warrants representing 833,134 shares) if it is able to reduce the commitment under the 1997 Revolving Credit Facility to $110.0 million on or before March 31, 2001. The Company can earn back the remaining 5% of such warrants (warrants representing 416,567 shares) if it is able to reduce the commitment under the 1997 Revolving Credit Facility to $85.0 million (if the commitment was reduced to $110.0 million on or before March 31, 2001) or $110.0 million (if the commitment was not already reduced to $110.0 million on or before March 31, 2001) on or before July 31, 2001. The fee associated with the Amendment and Waiver is 200 basis points, or $2.7 million, fully earned as of the Waiver Effective Date and payable as follows: $0.3 million on the Waiver Effective Date; $0.7 million on April 1, 2001; $1.0 million on May 1, 2001; and $0.7 million on June 1, 2001. The fee is reduced

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
                  FOOTNOTES TO UNAUDITED CONDENSED CONSOLIDATED
                         FINANCIAL STATEMENTS--CONTINUED


to 100 basis points, or $1.35 million, if the 1997 Revolving Credit Facility is fully repaid by April 30, 2001. As a result of the Amendment and Waiver, interest costs under the 1997 Revolving Credit Facility are computed at a rate of PNC Bank's prime rate plus a spread of 100 basis points (currently 10.5%). Such spread increases to 200 basis points if the Company does not reduce the commitment under the 1997 Revolving Credit Facility by $25 million on March 31, 2001. The issuance of the warrants associated with the Amendment and Waiver resulted in a $3.4 million non-cash charge which will be amortized into interest expense over the vesting period of the warrants which ends on July 31, 2001. Warrant expense included in interest expense for the quarter and six months ended January 31, 2001 totaled $1.6 million. The $2.7 million amendment fee has been capitalized as a deferred debt issuance cost and will be amortized into interest expense over the remaining life of the 1997 Revolving Credit Facility.

         As a result of the Amendment and Waiver, the commitment under the 1997 Revolving Credit Facility will be reduced by $0.5 million per month beginning on April 1, 2001. In addition, the Company has agreed to further reduce the commitment under the 1997 Revolving Credit Facility by an amount equal to the amount by which the Company's accounts receivable and inventory in total fall below certain thresholds, as more fully described in the Amendment and Waiver. Also, the commitment under the 1997 Revolving Credit Facility will be reduced by two-thirds of any indemnity reimbursements received by the Company from BOC related to the installation of a sulfur dioxide air emissions scrubbing unit at the Company's St. Marys, Pennsylvania facility. During the waiver period, the Company is restricted from issuing any equity (other than preferred share purchase rights) in the Company unless 100% of the net proceeds of any such issuance is used to repay and reduce the commitment under the 1997 Revolving Credit Facility. Any reduction in commitment arising as a result of these provisions is credited toward the $50 million reduction in commitment required to avoid the vesting of the warrants as outlined above.

         In connection with the Amendment and Waiver, the Company is required to achieve minimum monthly and quarterly EBITDA levels through July 2001, as well as sales commitment targets for needle coke and graphite electrodes for calendar 2001, all as more fully described in the Amendment and Waiver. Also, the Company must not allow its accounts receivable and inventory amounts in total to exceed certain thresholds and must maintain certain financial ratios with respect to accounts receivable and inventory, all as more fully described in the Amendment and Waiver. As a result of weaker-than-expected operating results, such covenants have been further modified by amendments to the Amendment and Waiver agreed to by the Bank Group and the Company in March 2001.

         In connection with and as a requirement of the Amendment and Waiver, the Company has engaged Bear Stearns & Company to assist the Company in identifying strategic options or potential sources of financing to affect the $50 million reduction in commitment under the 1997 Revolving Credit Facility described above or otherwise refinance the 1997 Revolving Credit Facility. While the Company believes that there are certain strategic options or potential sources of financing available to the Company, there can be no assurance that the Company will be successful in reducing the commitment under the 1997 Revolving Credit Facility by $50 million to avoid the significant financial cost of not meeting the commitment reduction.

         The Company's expected operating results and cash flows from operations could be negatively impacted if demand for the Company's products weakens, if the U.S. dollar continues to strengthen versus the Euro or if increased oil costs continue for an extended period of time without increased product pricing. The negative impact of the operating factors noted above may continue to impact the Company's compliance with the financial covenants in the 1997 Revolving Credit Facility in the future. If the Company is not in compliance with such covenants in the future, the Company would have to obtain additional covenant violation waivers and amendments from its lenders, refinance the 1997 Revolving Credit Facility and/or obtain additional sources of financing. Terms and conditions of any settlements of pending antitrust claims may also adversely impact the Company's expected liquidity needs in the future. In the event that the Company's capital resources are not

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
                  FOOTNOTES TO UNAUDITED CONDENSED CONSOLIDATED
                         FINANCIAL STATEMENTS--CONTINUED



sufficient to fund the Company's planned capital expenditures, service its indebtedness, fund its working capital needs and pay any other obligation including those that may arise from pending legal proceedings and the resolution of current antitrust matters, the Company may be required to refinance or renegotiate the 1997 Revolving Credit Facility, obtain additional funding or further delay discretionary capital projects. If the Company were required to refinance or renegotiate the 1997 Revolving Credit Facility or obtain additional funding to satisfy its liquidity needs, there can be no assurance that funds would be available in amounts sufficient for the Company to meet its obligations or on terms favorable to the Company.

                THE CARBIDE/GRAPHITE GROUP, INC. AND SUBSIDIARIES
                  FOOTNOTES TO UNAUDITED CONDENSED CONSOLIDATED
                         FINANCIAL STATEMENTS--CONTINUED



6.       SEGMENT INFORMATION:

         Information about the Company's reportable segments as of January 31, 2001 and July 31, 2000 and for the quarters and six months ended January 31, 2001 and 2000 follows (amounts in thousands):


                                                            Quarter Ended                 Six Months Ended
                                                              January 31,                    January 31,
                                                       ------------------------        -------------------------
                                                         2001            2000            2001             2000
                                                       --------        --------        --------        ---------
                                                             (Unaudited)                    (Unaudited)
Net sales to customers:
  Graphite electrode products ......................   $36,089          $41,935        $72,679          $ 81,589
  Calcium carbide products .........................    11,709           11,699         24,298            23,168
                                                       -------          -------        -------          --------
      Total net sales to customers .................    47,798           53,634         96,977           104,757
                                                       -------          -------        -------          --------

Intercompany sales, at market prices:
  Graphite electrode products ......................        21               26             43                50
  Eliminations .....................................       (21)             (26)           (43)              (50)
                                                       -------          -------        -------          --------
      Total net sales ..............................   $47,798          $53,634        $96,977          $104,757
                                                       -------          -------        -------          --------
Operating income (loss):
  Graphite electrode products ......................       562          $(3,378)       $  (90)          $    298
  Calcium carbide products .........................       306              202          1,196             1,064
  Unallocated corporate ............................    (1,171)          (1,375)        (2,333)           (2,473)
                                                       -------          -------        -------          --------
      Operating income (loss) ......................   $ (303)          $(4,551)       $(1,227)         $ (1,111)
                                                       -------          -------        -------          --------
Depreciation and amortization:
  Graphite electrode products ......................   $ 3,600          $ 4,456        $ 7,246          $  8,963
  Calcium carbide products .........................       373              404            757               815
  Unallocated corporate ............................        39               43             62                85
                                                       -------          -------        -------          --------
      Depreciation and amortization ................   $ 4,012          $ 4,903        $ 8,065          $  9,863
                                                       =======          =======        =======          ========

EBITDA: (a)
  Graphite electrode products ......................   $ 4,211          $ 1,078        $ 7,332          $  9,261
  Calcium carbide products .........................       679              606          1,953             1,879
  Unallocated corporate ............................    (1,132)          (1,332)        (2,271)           (2,388)
                                                       -------          -------        -------          --------
      EBITDA .......................................   $ 3,758          $   352        $ 7,014          $  8,752
                                                       =======          =======        =======          ========

                                                       January 31,      July 31,
Total assets:                                             2001            2000
                                                       -----------     ----------
  Graphite electrode products  ................         $205,383        $213,273
  Calcium carbide products  ...................           24,073          24,689
  Unallocated corporate  ......................           13,497          12,532
                                                        --------        --------
      Total assets  ...........................         $242,953        $250,494
                                                        ========        ========

------------

(a) EBITDA is defined as operating income (loss) before depreciation and amortization and unusual, non-recurring items included in operating income
     (loss). EBITDA also includes any income or expense associated with hedging ineffectiveness. EBITDA is not presented as a measure of operating results under generally accepted accounting principles. However, management believes that EBITDA is an appropriate measure of the Company's ability to service its cash requirements. EBITDA is an important measure in assessing the performance of the Company's business segments.

PART I

Item 2

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

         The following table sets forth certain financial information for the quarters and six months ended January 31, 2001 and 2000 and should be read in conjunction with the unaudited condensed consolidated financial statements, including the notes thereto, appearing elsewhere in this Quarterly Report on Form 10-Q:


                                                           Quarter Ended                      Six Months Ended
                                                             January 31,                         January 31,
                                                       ------------------------          ---------------------------
                                                        2001            2000               2001              2000
                                                      --------        ---------          ----------       ----------
                                                             (Unaudited)                        (Unaudited)
Net sales:
    Graphite electrode products  ..............        $36,089         $41,935            $72,679           $81,589
    Calcium carbide products  .................         11,709          11,699             24,298            23,168
                                                       -------         -------            -------          --------
          Total net sales  ....................        $47,798         $53,634            $96,977          $104,757
                                                       =======         =======            =======          ========
Percentage of net sales:
    Graphite electrode products  ..............           75.5%           78.2%              74.9%             77.9%
    Calcium carbide products  .................           24.5            21.8               25.1              22.1
                                                       -------         -------            -------          --------
          Total net sales  ....................          100.0%          100.0%             100.0%            100.0%
                                                       =======         =======            =======          ========
Gross profit (loss) as a percentage
 of segment net sales:
    Graphite electrode products  ..............            5.6%           (4.9)%              4.0%              3.7%
    Calcium carbide products  .................            6.8             6.3                9.1               9.1

Percentage of total net sales:
    Total gross profit (loss) margin  .........            5.3%           (2.4)%              4.8%              4.9%
    Selling, general and administrative  ......            6.0             6.0                6.1               5.9
    Operating income (loss)  ..................           (0.6)           (8.5)              (1.3)             (1.1)
    Net income (loss) .........................           (7.5)           (8.5)              (5.6)             (3.5)


         Net sales for the quarter ended January 31, 2001 were $47.8 million versus $53.6 million in the prior year comparable quarter. Graphite electrode product sales for the quarter ended January 31, 2001 were $36.1 million versus $41.9 million in the prior year comparable quarter. Calcium carbide product sales were $11.7 million in each of the quarters ended January 31, 2001 and 2000. Net sales for the six months ended January 31, 2001 were $97.0 million versus $104.8 million in the prior year comparable period. For the six months ended January 31, 2001, graphite electrode product sales were $72.7 million compared to $81.6 million in last year's comparable period, while calcium carbide product sales were $24.3 million compared to $23.2 million last year.

         Within the graphite electrode products segment, graphite electrode net sales were $23.2 million, a 27.6% decrease from last year's second quarter resulting primarily from a 25.9% decrease in electrode shipments. Graphite electrode shipments totaled 21.2 million pounds versus 28.6 million pounds in last year's second quarter. Domestic and foreign electrode shipments as a percentage of total electrode shipments for the quarter ended January 31, 2001 were 54.3% and 45.7%, respectively, versus 55.5% and 44.5%, respectively, in last year's second quarter. The decline in shipments was due primarily to weakness in electric arc furnace steel production during the latter part of calendar 2000. Such weakness may continue into calendar 2001 and, potentially, beyond. In addition, the Company has reduced its graphite electrode production rates to approximately 90 to 95 million pounds per annum, contributing to the lower levels of shipments. In addition, graphite electrode net prices declined 1.8% to $1.10 per pound, primarily due to lower domestic prices. Domestic graphite electrode prices declined 3.2% as compared to last year's second quarter, while foreign electrode prices were unchanged. Due to weakness in the global steel industry, and particularly in the U.S., the Company expects net prices for graphite electrodes to decline slightly from current levels for calendar 2001. Needle coke sales were $8.5 million in the current quarter versus $4.9 million a year ago, with the increase resulting from a 67.3% increase in needle coke shipments and a 3.9% increase in average needle coke prices. Shipments and average prices for needle coke were higher during the current quarter due to improvements in demand for needle coke from foreign customers. The Company expects average needle coke prices to increase approximately 3% during the second half of the fiscal year ending July 31, 2001 as compared to price realizations during the current quarter due primarily to increased demand for needle coke from foreign customers. Graphite specialty product sales during the quarter ended January 31, 2001 were $4.4 million versus $5.1 million in the prior year comparable quarter, with the decline resulting from lower granular graphite sales. Sales of bulk graphite increased 17.2% due primarily to increased shipments.

         For the six months ended January 31, 2001, graphite electrode sales were $49.3 million, a 21.1% decrease from the prior year comparable period resulting primarily from a 17.2% decline in electrode shipments during the current period. In addition, graphite electrode net prices were 4.4% lower in the current period due to weaker domestic pricing, coupled with the negative impact of the strong U.S. dollar against the Euro on net foreign prices. Shipments of graphite electrodes for the six months ended January 31, 2001 were
45.8 million pounds versus 55.3 million pounds in last year's comparable period. Domestic and foreign electrode shipments as a percentage of total electrode shipments for the six months ended January 31, 2001 were 52.8% and 47.2%, respectively, versus 55.1% and 44.9%, respectively, in the prior year comparable period. The domestic electrode price was down 3.2% while the average foreign electrode price was down 5.1%. Needle coke sales for the six months ended January 31, 2001 were $14.2 million versus $9.7 million in the prior year comparable period. The increase in needle coke sales was due to a 43.2% increase in needle coke shipments, coupled with a 1.8% increase in average needle coke prices. Graphite specialty product sales for the six months ended January 31, 2001 were $9.2 million versus $9.4 million in the prior year comparable period. Improvements in sales of bulk graphite essentially offset lower sales of granular graphite.

         Within the calcium carbide products segment, acetylene sales (which includes pipeline acetylene and calcium carbide for fuel gas applications) increased 21.7% to $6.8 million for the quarter ended January 31, 2001. The increase was primarily due to an increase in shipments of both pipeline acetylene and calcium carbide for fuel gas applications. Sales of calcium carbide for metallurgical applications were $3.8 million which was 16.8% lower than last year's comparable quarter. Weakness in the domestic steel market continues to have a negative impact on demand for calcium carbide for metallurgical applications. Net sales of calcium carbide for metallurgical applications could remain at lower levels throughout fiscal 2001 and, potentially, beyond primarily as a result of weak demand.

         For the six months ended January 31, 2001, acetylene sales were $13.4 million, a 21.5% increase over the prior year comparable period resulting from higher sales of both pipeline acetylene and calcium carbide for fuel gas applications. Sales of calcium carbide for metallurgical applications were $8.3 million, an 8.6% decrease from a year ago resulting primarily from lower shipments and selling prices.

         The gross profit margin on graphite electrode product sales for the quarter ended January 31, 2001 was 5.6% versus a negative 4.9% in last year's comparable quarter. The effects of the Company's working capital improvement program implemented during last year's fiscal second quarter negatively impacted the gross profit margin. The Company temporarily reduced graphite electrode and needle coke production to lower inventory levels. The Company estimates that its cost of goods sold for last year's fiscal second quarter included approximately $7 million in fixed costs that would have been capitalized into inventory had the Company been operating at normal production levels. Excluding the estimated impact of the working capital improvement program, last year's gross profit margin percentage was approximately 11.8%. The gross profit margin on graphite electrode product sales for the six months ended January 31, 2001 was 4.0% versus 3.7% for last year's comparable period. Excluding the estimated impact of the working capital improvement program, the gross profit margin for last year's comparable period was approximately 12.3%. Lower shipments and average prices for graphite electrodes contributed to the lower gross profit margins in both periods. Also, the cost of decant oil, the primary raw material in the production of needle coke, increased 47.6% and 59.3% during the current quarter and six-month period, contributing to the lower gross profit margin. The Company's hedging program partially mitigated the negative impact of the rising feedstock costs through the end of the Company's fiscal second quarter ended January 31, 2001. As most of the Company's favorable hedging contracts expired at the end of calendar 2000, feedstock costs indicative of current world petroleum prices will begin to negatively impact the Company's results in its fiscal third quarter ending April 30, 2001. Partially offsetting the negative impact of the factors noted above was the improved sales volume and prices for needle coke, coupled with lower labor, benefits and maintenance costs in graphite electrodes. In addition, results for the quarter and six months ended January 31, 2001 included a favorable LIFO adjustment of $0.4 million and $0.6 million, respectively, based on inventory levels projected for the end of fiscal 2001.

         Gross profit as a percentage of calcium carbide product sales for the quarter ended January 31, 2001 was 6.8% versus 6.3% in the prior year comparable quarter. Gross profit as a percentage of calcium carbide product sales for the six months ended January 31, 2001 was 9.1%, unchanged from last year's comparable period. The increase in the gross profit margin during the current quarter was due primarily to improved sales levels, partially offset by increased energy and transportation costs during the current period.

         Selling, general and administrative expenditures for the quarter ended January 31, 2001 were $2.9 million versus $3.2 million in the comparable quarter a year ago. Selling, general and administrative expenditures for the six months ended January 31, 2001 were $5.9 million versus $6.2 million in the comparable period a year ago. The decrease in expenditures for both periods was due primarily to lower departmental operating costs achieved as a result of the Company's cost saving programs.

         Net interest expense for the quarter ended January 31, 2001 was $5.1 million, including $3.3 million in interest expense associated with the Company's revolving credit facility and $1.8 million in non-cash amortization, including $1.6 million in amortization associated with common stock warrants issued to the Company's lenders in connection with a waiver and amendment to the Company's credit facility in November 2000. Net interest expense for the quarter ended January 31, 2000 was $2.5 million, including $2.4 million of interest expense associated with the Company's revolving credit facility and $0.1 million in bank fees. Net interest expense for the six months ended January 31, 2001 was $8.2 million, including $6.3 million in interest expense associated with the Company's revolving credit facility and $1.9 million in non-cash amortization. Net interest expense for the six months ended January 31, 2000 was $4.6 million, including $4.4 million of interest expense associated with the Company's revolving credit facility and $0.2 million in bank fees.

         The income tax benefit for the quarter and six months ended January 31, 2001 was recorded based on the Company's projected effective income tax rate for the fiscal year ending July 31, 2001. The current year effective rate differs from the federal statutory rate due primarily to state taxes, offset by benefits derived from the Company's foreign sales corporation.


RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

         Effective August 1, 2000, the Company adopted Statement of Financial Accounting Standards (SFAS) #133, "Accounting for Derivative Instruments and Hedging Activities." The adoption of SFAS #133 resulted in a net of tax transition gain of $1.5 million recorded by the Company as a cumulative-effect adjustment to accumulated other comprehensive income to recognize the fair value of all derivatives. The Company's derivatives consist of foreign exchange forward contracts, oil futures and swap contracts and interest rate caps and swap contracts; all were designated as cash-flow hedges at adoption. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. In this documentation, the Company identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

         During the six months ended January 31, 2001, the Company recognized $1.0 million in other income in the consolidated statement of operations related to the accounting for its derivatives under SFAS #133. Of the $1.0 million in income, $0.9 million was associated with interest rate derivatives which no longer qualified for hedge accounting under SFAS #133 as a result of an amendment to the Company's revolving credit facility (See note 5). The remaining $0.1 million was the ineffective portion of oil derivatives outstanding as of January 31, 2001. Based on forward oil commodity pricing and the maturity of the Company's derivative financial instruments, the Company expects to recognize the $0.2 million net gain currently deferred in accumulated other comprehensive income into its results of operations over the next twelve months.

         In December 1999, the staff of the SEC issued Staff Accounting Bulletin ("SAB") 101, "Revenue Recognition in Financial Statements." SAB 101 outlines the basic criteria that must be met to recognize revenue, and provides guidelines for disclosure related to revenue recognition policies. This guidance is required to be implemented in the fourth quarter of fiscal 2001. The Company is currently reviewing this guidance in order to determine the impact of its provisions, if any, on the consolidated financial statements.


LIQUIDITY AND CAPITAL RESOURCES

LIQUIDITY

         The Company's liquidity needs are primarily for capital expenditures, working capital (including antitrust settlements) and debt service on its revolving credit facility. The weakness in certain regions of the global economy and its impact on demand for the Company's products has resulted in the deferment of certain discretionary capital projects. The Company currently estimates that it will spend approximately $10 million in capital improvements during its fiscal year ending July 31, 2001. This projection includes $1.6 million for a hydrodesulfurization (HDS) project for the Company's needle coke affiliate, Seadrift Coke, L.P (Seadrift). The HDS project in total is expected to cost approximately $30 million, approximately $5.0 million of which has been spent as of January 31, 2001. The implementation of the HDS project is contingent upon securing adequate financing to fund the remaining costs of the project. The capital spending forecast also includes $4.0 million for an air emissions scrubbing unit for the Company's St. Marys, PA production facility. The Company believes that certain costs are subject to reimbursement under an environmental indemnity agreement with its former owner, The BOC Group, plc
(BOC). However, BOC disputes this claim and is seeking declaratory judgement in the above matter. In addition, the increased price of decant oil (a major raw material for Seadrift) has also resulted in an increased working capital requirement for this raw material.

         In connection with the tender of substantially all of the Company's 11.5% Senior Notes in fiscal 1998 (the Tender), the Company entered into an agreement with a consortium of banks led by PNC Bank (the Bank Group) for a $150 million revolving credit facility with a $15 million sub-limit for letters of credit which will expire in December, 2003 (as amended, the 1997 Revolving Credit Facility). The Company and the Bank Group reduced the amount available under the 1997 Revolving Credit Facility to $135.0 million as of July 31, 2000. As of January 31, 2001, the Company had $5.5 million in availability under the 1997 Revolving Credit Facility.

Borrowings outstanding were $123.1 million and letters of credit were $6.4 million as of January 31, 2001. The 1997 Revolving Credit Facility is collateralized with the Company's receivables, inventory and property, plant and equipment.

         As a result of the decline in the Company's operating results, coupled with the increased capital needs during fiscal 2000, the Company was not in compliance with the financial covenants required to be maintained under the 1997 Revolving Credit Facility for the reporting period ended July 31, 2000. On November 13, 2000 (the Waiver Effective Date), the Company and the Bank Group agreed to an amendment and waiver with respect to the 1997 Revolving Credit Facility (the Amendment and Waiver) under which the covenant violations discussed above were waived until August 6, 2001. In connection with the Amendment and Waiver, the Company has agreed to issue to the Bank Group warrants for the Company's Common Stock. Warrants exercisable for nominal consideration representing 15% of the Company's Common Stock outstanding (1,249,701 shares) were fully earned on the Waiver Effective Date. The Company can earn back 10% of such warrants (warrants representing 833,134 shares) if it is able to reduce the commitment under the 1997 Revolving Credit Facility to $110.0 million on or before March 31, 2001. The Company can earn back the remaining 5% of such warrants (warrants representing 416,567 shares) if it is able to reduce the commitment under the 1997 Revolving Credit Facility to $85.0 million (if the commitment was reduced to $110.0 million on or before March 31, 2001) or $110.0 million (if the commitment was not already reduced to $110.0 million on or before March 31, 2001) on or before July 31, 2001. The fee associated with the Amendment and Waiver is 200 basis points, or $2.7 million, fully earned as of the Waiver Effective Date and payable as follows: $0.3 million on the Waiver Effective Date; $0.7 million on April 1, 2001; $1.0 million on May 1, 2001; and $0.7 million on June 1, 2001. The fee is reduced to 100 basis points, or $1.35 million, if the 1997 Revolving Credit Facility is fully repaid by April 30, 2001. As a result of the Amendment and Waiver, interest costs under the 1997 Revolving Credit Facility are computed at a rate of PNC Bank's prime rate plus a spread of 100 basis points (currently 10.5%). Such spread increases to 200 basis points if the Company does not reduce the commitment under the 1997 Revolving Credit Facility by $25 million on March 31, 2001. The issuance of the warrants associated with the Amendment and Waiver resulted in a $3.4 million non-cash charge which will be amortized into interest expense over the vesting period of the warrants which ends on July 31, 2001. Warrant expense included in interest expense for the quarter and six months ended January 31, 2001 totaled $1.6 million. The $2.7 million amendment fee has been capitalized as a deferred debt issuance cost and will be amortized into interest expense over the remaining life of the 1997 Revolving Credit Facility.

         As a result of the Amendment and Waiver, the commitment under the 1997 Revolving Credit Facility will be reduced by $0.5 million per month beginning on April 1, 2001. In addition, the Company has agreed to further reduce the commitment under the 1997 Revolving Credit Facility by an amount equal to the amount by which the Company's accounts receivable and inventory in total fall below certain thresholds, as more fully described in the Amendment and Waiver. Also, the commitment under the 1997 Revolving Credit Facility will be reduced by two-thirds of any indemnity reimbursements received by the Company from BOC related to the installation of a sulfur dioxide air emissions scrubbing unit at the Company's St. Marys, Pennsylvania facility. During the waiver period, the Company is restricted from issuing any equity (other than preferred share purchase rights) in the Company unless 100% of the net proceeds of any such issuance is used to repay and reduce the commitment under the 1997 Revolving Credit Facility. Any reduction in commitment arising as a result of these provisions is credited toward the $50 million reduction in commitment required to avoid the vesting of the warrants as outlined above.

         In connection with the Amendment and Waiver, the Company is required to achieve minimum monthly and quarterly EBITDA levels through July 2001, as well as sales commitment targets for needle coke and graphite electrodes for calendar 2001, all as more fully described in the Amendment and Waiver. Also, the Company must not allow its accounts receivable and inventory amounts in total to exceed certain thresholds and must maintain certain financial ratios with respect to accounts receivable and inventory, all as more fully described in the Amendment and Waiver. As a result of weaker-than-expected operating results, such covenants have been further modified by amendments to the Amendment and Waiver agreed to by the Bank Group and the Company in March 2001.

         In connection with and as a requirement of the Amendment and Waiver, the Company has engaged Bear Stearns & Company to assist the Company in identifying strategic options or potential sources of financing to affect the $50 million reduction in commitment under the 1997 Revolving Credit Facility described above or otherwise refinance the 1997 Revolving Credit Facility. While the Company believes that there are certain strategic options or potential sources of financing available to the Company, there can be no assurance that the Company will be successful in reducing the commitment under the 1997 Revolving Credit Facility by $50 million to avoid the significant financial cost of not meeting the commitment reduction.

         The Company's expected operating results and cash flows from operations could be negatively impacted if demand for the Company's products weakens, if the U.S. dollar continues to strengthen versus the Euro or if increased oil costs continue for an extended period of time without increased product pricing. The negative impact of the operating factors noted above may continue to impact the Company's compliance with the financial covenants in the 1997 Revolving Credit Facility in the future. If the Company is not in compliance with such covenants in the future, the Company would have to obtain additional covenant violation waivers and amendments from its lenders, refinance the 1997 Revolving Credit Facility and/or obtain additional sources of financing. Terms and conditions of any settlements of pending antitrust claims may also adversely impact the Company's expected liquidity needs in the future. In the event that the Company's capital resources are not sufficient to fund the Company's planned capital expenditures, service its indebtedness, fund its working capital needs and pay any other obligation including those that may arise from pending legal proceedings and the resolution of current antitrust matters, the Company may be required to refinance or renegotiate the 1997 Revolving Credit Facility, obtain additional funding or further delay discretionary capital projects. If the Company were required to refinance or renegotiate the 1997 Revolving Credit Facility or obtain additional funding to satisfy its liquidity needs, there can be no assurance that funds would be available in amounts sufficient for the Company to meet its obligations or on terms favorable to the Company.


CASH FLOW INFORMATION

         Cash flow provided used by operations for the quarter ended January 31, 2001 was $3.3 million. Cash inflows from net loss plus non-cash items of $2.4 million (excluding taxes) were reduced by $5.7 million in net cash outflows associated with changes in working capital. Major cash inflows included $3.6 million from customer accounts receivable. Major cash outflows included $0.9 million associated with increases in inventory and $4.5 million associated with reduced accounts payable and accrued expenses. Cash flow provided by operations for the six months ended January 31, 2001 was $0.3 million. Cash inflows from net loss plus non-cash items of $3.5 million (excluding taxes) were offset by a $3.2 million net cash outflow from changes in working capital items. Major cash inflows included $5.2 million from reductions in accounts receivable, $1.5 million from reductions in inventory and a $4.2 million income tax refund. Offsetting these working capital cash inflows were $8.9 million in net outflows associated with reduced accounts payable and accrued expenses.

         Investing activities for the quarter and six months ended January 31, 2001 included $2.2 million and $4.9 million, respectively, in capital expenditures. In addition, the Company received $0.9 million during the quarter ended January 31, 2001 associated with derivative financial instruments no longer accounted for as cash flow hedges.

         Cash flow provided by financing activities for the quarter ended January 31, 2001 was $4.6 million, including a $4.1 million net inflow from increased borrowings under the 1997 Revolving Credit Facility. Cash flow provided by financing activities for the six months ended January 31, 2001 was $3.7 million, including a $2.3 million net inflow from increased borrowings under the 1997 Revolving Credit Facility.

OTHER ITEMS

ENVIRONMENTAL

         In the process of developing permit applications for facility upgrades at the St. Marys, PA graphite plant, the Company determined that certain parameters in its air permits do not reflect current operations. The Company has advised the appropriate state environmental authorities. The Company is in the process of implementing a plan of action to achieve resolution of this issue. Such plan of action includes the installation and ongoing operation of an air emissions scrubbing unit. The cost estimate for this unit is approximately $4.0 million installed, with an additional $0.5 million per year in ongoing cash operating costs. The facility improvements are expected to be made during the Company's fiscal year ending July 31, 2001. The Company believes that certain costs are subject to reimbursement under the BOC Environmental Indemnity Agreement. However, BOC disputes this claim and is seeking declaratory judgement in the above matter. The Company expects that the fine to be levied in connection with this issue will be immaterial.


FORWARD-LOOKING STATEMENTS

         This report may contain forward-looking statements that are based on current expectations, estimates and projections about the industries in which the Company operates, management's beliefs and assumptions made by management. Words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and are subject to the safe harbor created thereby. These statements are based on a number of assumptions that could ultimately prove inaccurate and, therefore, there can be no assurance that such statements will prove to be accurate. Factors that could affect actual future results include the developments relating to the antitrust investigations by the Department of Justice, the antitrust enforcement authorities of the European Union or related civil lawsuits as well as the assertion of other claims relating to such investigations or lawsuits or the subject matter thereof. While the Company believes that its Antitrust Reserve is adequate, there can be no assurance that agreements in principle will be finalized or that future developments or other factors might not adversely affect current estimates. Such factors also include the possibility that forecasted demand or prices for the Company's products may not occur or continue, changing economic and competitive conditions (including currency exchange rate and commodity pricing fluctuations), technological risks and other risks, costs and delays associated with the start-up and operation of major capital projects, changing governmental regulations (including environmental rules and regulations) and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission. The Company does not undertake to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.


Item 3

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

         There have not been any material changes in the Company's exposures to market risk during the quarter or six months ended January 31, 2001 which would require an update to the disclosures provided in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2000.

PART II

Item 1


LEGAL PROCEEDINGS

         In May 1997, the Company was served with a subpoena issued by a Grand Jury empanelled by the United States District Court for the Eastern District of Pennsylvania. The Company was advised by attorneys for the Department of Justice
(DOJ) that the Grand Jury was investigating price fixing by producers of graphite products in the United States and abroad during the period 1992 to 1997. The Company has cooperated with the DOJ in the investigation. The DOJ has granted the Company and certain former and present senior executives the opportunity to participate in its Corporate Leniency Program and the Company has entered into an agreement with the DOJ under which the Company and such executives who cooperate will not be subject to criminal prosecution with respect to the investigation. Under the agreement, the Company has agreed to use its best efforts to provide for restitution to its domestic customers for actual damages if any conduct of the Company which violated the federal antitrust laws in the manufacture and sale of such graphite products caused damage to such customers.

         Subsequent to the initiation of the DOJ investigation, four civil cases were filed in the United States District Court for the Eastern District of Pennsylvania in Philadelphia asserting claims on behalf of a class of purchasers for violations of the Sherman Act. These cases, which have been consolidated, name the Company, UCAR International Inc. (UCAR), SGL Carbon Corporation (SGL Corp.) and SGL Carbon AG (SGL) as defendants (together, the Named Defendants) and seek treble damages. On March 30, 1998, a number of purchasers who were previously included in the purported class of plaintiffs covered by the consolidated case initiated a separate action in the same District Court which asserted substantially the same claims and sought the same relief as the consolidated case and named the Named Defendants, as well as Showa Denko Carbon, Inc. (Showa Denko). Thereafter, seven additional groups of purchasers who were previously included in the purported class of plaintiffs covered by the consolidated case instituted their own actions against the Named Defendants, Showa Denko and, in several cases, certain present or former related parties of UCAR and Showa Denko, asserting substantially the same claims and seeking the same relief as in the consolidated case. Four such actions were filed in the United States District Court for the Eastern District of Pennsylvania on April 3, 1998, May 14, 1998, May 28, 1998 and March 31, 1999, respectively. One such action was filed in the United States District Court for the Northern District of Ohio on April 17, 1998 but was transferred to the Eastern District of Pennsylvania for pre-trial proceedings. Another such action was filed in the United States District Court for the Western District of Pennsylvania on June 17, 1998 but was transferred to the Eastern District of Pennsylvania for pre-trial proceedings. Another such action was filed in the United States District court of the Middle District of Pennsylvania on April 10, 2000, but was transferred to the Eastern District of Pennsylvania for pre-trial proceedings. The complaints or amended complaints in some of the cases have also named as defendants other companies including Mitsubishi Corporation, Tokai Carbon U.S.A., Inc. and related companies. On December 7, 1998, the Company was served with a complaint filed by Chaparral Steel Company against the Named Defendants, Showa Denko and parties related to Showa Denko and UCAR in state court in Ellis County, Texas alleging violations of various Texas state antitrust laws and seeking treble damages. Chaparral Steel Company has filed an amended complaint adding two additional related plaintiffs, a second amended complaint adding additional defendants Nippon Carbon Co., Ltd., SEC Corporation, Tokai Carbon Company, Ltd., Tokai Carbon USA, Inc., VAW Aktiengesellscheft and VAW Carbon GMBH, and third, fourth and fifth amended complaints.

         The Company has reached settlement agreements representing approximately 96% of domestic antitrust claims with the class plaintiffs and the plaintiffs that filed lawsuits on March 30, 1998, April 3, 1998, April 17, 1998, May 14, 1998, May 28, 1998, June 17, 1998 and March 31, 1999 and other purchasers who had yet to file lawsuits. The settlement agreement with the class has been approved by the Court. Although various of the settlements are unique, in the aggregate they consist generally of current and deferred cash payments and, in a number of cases, provisions which provide for additional payments under certain circumstances ("most favored nations" provisions). In addition to the settlements discussed above, the Company may also settle with various additional purchasers.

         On February 10, 1999, a U.S. corporation which allegedly made purchases on behalf of two foreign entities and a group of 22 foreign purchasers which are based in several foreign countries filed a complaint against the Company, UCAR, SGL, Tokai Carbon Co., Ltd., Tokai Carbon U.S.A., Inc., Nippon Carbon Co., Ltd., SEC Corporation and certain present and former related parties of UCAR in United States District Court for the Eastern District of Pennsylvania. This complaint has been amended to add four additional plaintiffs. On September 24, 1999, three Australian companies and one New Zealand company filed a complaint against the same parties as are named in the lawsuit filed on February 10, 1999. These cases assert substantially the same claims and seek the same relief as the consolidated case. Other foreign purchasers have also made similar claims against the Company but have not filed lawsuits.

         The Company understands that defendants UCAR, SGL and Showa Denko have reached settlement agreements with the class action plaintiffs, which have been approved by the court, and have also settled claims brought by various individual purchasers. The Company further understands that UCAR, Robert P. Krass, Robert J. Hart, SGL, Robert J. Koehler, Showa Denko, Tokai, SEC Corporation and Nippon Carbon Co. have pleaded guilty to antitrust conspiracy charges filed by the DOJ and have agreed to pay fines and, in the cases of Messrs. Krass and Hart, to serve prison sentences, in connection with those guilty pleas. The Company also understands that the DOJ has indicted Georges Schwegler, a former UCAR employee. The Company also understands that the DOJ indicted Mitsubishi Corporation on February 12, 2001.

         The Company has also advised the Commission of the European Communities (the European Commission) that it wishes to invoke its Leniency Notice. Generally under these guidelines, the European Commission may reduce fines and other penalties if a company sufficiently cooperates with the European Commission. On January 24, 2000, the European Commission adopted a Statement of Objections against the Company, SGL, UCAR, VAW Aluminum AG, Showa Denko KK, Tokai Carbon Co. Ltd., Nippon Carbon Co. Ltd. and SEC Corporation. The Company has prepared and submitted to the European Commission a response to the Statement of Objections and has appeared at a hearing regarding the imposition of fines. The Company understands that the European Commission will determine fines, if any, at the completion of its proceedings.

         On June 18, 1998, a group of Canadian purchasers filed a lawsuit in the Ontario Court (General Division) claiming a conspiracy and violations of the Canadian Competition Act. The Canadian lawsuit names the Named Defendants and Showa Denko, as well as several present or former parents, subsidiaries and/or affiliates of UCAR, SGL and Showa Denko. The Canadian Competition and Consumer Law Division (Canadian Division) has initiated an inquiry and the Company is cooperating fully with the authorities conducting that inquiry pursuant to an agreement with the Director of Research and Investigation of the Canadian Division under which the Company and its present and former officers, directors and employees will not be subject to criminal prosecution.

         During fiscal 1998, the Company recorded a $38 million pre-tax charge ($25 million after expected tax benefits) for potential liabilities resulting from civil lawsuits, claims, legal costs and other expenses associated with the pending antitrust matters (the Initial Antitrust Charge). During fiscal 1999, the Company recorded an additional $7 million charge ($4.5 million after expected tax benefits) for such potential liabilities (the Supplemental Antitrust Charge). The combined $45 million charge (the Antitrust Charge) represents the Company's estimate, based on current facts and circumstances, of the expected cost to resolve pending antitrust claims. The Company understands that defendants UCAR, SGL and Showa Denko have reached settlements with the class action plaintiffs and various individual purchasers at amounts substantially higher than the levels contemplated in the Antitrust Charge. In light of these and other developments including: (a) possible future settlements with other purchasers, (b) the outcome of the European Commission antitrust investigation, (c) potential additional lawsuits by foreign purchasers, (d) the failure to satisfy the conditions to the class action settlement, and (e) adverse rulings or judgments in pending litigation, including an adverse final determination as to the right of the foreign purchasers to relief under U.S. antitrust laws, the antitrust matters could result in aggregate liabilities and costs which could differ materially and adversely from the Antitrust Charge and could affect the Company's financial condition and its ability to service its currently planned liquidity needs. As of January 31, 2001, $42.2 million in antitrust settlements and costs have been paid.

         SGL Corp. has filed a lawsuit against the Company in North Carolina state court claiming that the Company breached a non-competition agreement signed in connection with the Company's sale of its specialty graphite machining operations to SGL Corp. SGL Corp. seeks damages for the Company's claimed breach of the agreement, interference with SGL Corp.'s business prospects, misappropriation of confidential information and unfair trade practices. The Company has denied these claims.

         The Company is also party to various legal proceedings considered incidental to the conduct of its business or otherwise not material in the judgment of management. Management does not believe that its loss exposure related to these cases is materially greater than amounts provided in the consolidated balance sheet as of January 31, 2001. As of January 31, 2001, a $0.2 million reserve has been recorded to provide for estimated exposure on claims for which a loss is deemed probable.

PART II

Item 6


EXHIBITS AND REPORTS ON FORM 8-K

                              A. INDEX TO EXHIBITS

10.11(e) Letter Amendment to Amendment and Waiver among The Carbide/Graphite Group, Inc., the Lenders which are Parties thereto, and PNC Bank, N.A., as the Issuing Bank and as the Agent for the Lenders dated March 16, 2001

10.11(f) Letter Amendment to Amendment and Waiver among The Carbide/Graphite Group, Inc., the Lenders which are Parties thereto, and PNC Bank, N.A., as the Issuing Bank and as the Agent for the Lenders dated March 23, 2001


                             B. REPORTS ON FORM 8-K

None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the following authorized officers on March 23, 2001.


          SIGNATURE                                                 TITLE
-------------------------------------------------------------------------------------------------------------
      /S/ WALTER B. FOWLER                      CHIEF EXECUTIVE OFFICER (PRINCIPAL EXECUTIVE OFFICER)
---------------------------------------
        (WALTER B. FOWLER)


      /S/ WILLIAM M. THALMAN                    VICE PRESIDENT - TREASURER
---------------------------------------         (PRINCIPAL FINANCIAL OFFICER)
       (WILLIAM M. THALMAN)


       /S/ JEFFREY T. JONES                     VICE PRESIDENT - CONTROLLER - CORPORATE FINANCE
---------------------------------------         (PRINCIPAL ACCOUNTING OFFICER)
        (JEFFREY T. JONES)


      /S/ STEPHEN D. WEAVER                     SENIOR VICE PRESIDENT AND GENERAL MANAGER,
---------------------------------------         ELECTRODES AND GRAPHITE SPECIALTY PRODUCTS
       (STEPHEN D. WEAVER)


       /S/ ARARAT HACETOGLU                     VICE PRESIDENT AND GENERAL MANAGER,
---------------------------------------         CARBIDE PRODUCTS
        (ARARAT HACETOGLU)


         /S/ JIM J. TRIGG                       VICE PRESIDENT AND GENERAL MANAGER,
---------------------------------------         SEADRIFT COKE, L.P.
        (JIM J. TRIGG)

                                                                       Exhibit C


                      THE CARBIDE/GRAPHITE GROUP, INC.
                              BOARD AUDIT COMMITTEE
                                  MAY 12, 1999

MISSION STATEMENT

The Audit Committee of the C/G Board of Directors shall be comprised of directors who are independent of management and free of any relationships that could interfere with their exercise of independent judgment. Members shall be nominated by and serve at the pleasure of the Board. The Committee's primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information provided to shareholders and others, the internal control systems established by management and the Board, and the audit process.

KEY RESPONSIBILITIES:

1. Prepare this Mission Statement that delineates the Committee's responsibilities, its structure, and its processes, such statement to be approved by the full Board, and reviewed and modified, if appropriate, annually. If and when this statement is required to be included by the SEC in the Company's Proxy or Annual Report, it shall be included as required.

2. Oversight of the Company's internal controls and their efficacy in efficient and effective control of operations, the reliability of financial reporting, security in the handling of assets, and compliance with applicable laws and regulations.

3. Recommend to the Board the selection of independent accountants. Regularly evaluate the performance of the independent accountants, and report any concerns to the full Board.

4. Review and approve, with the independent accountant, the annual audit strategy, its scope, their assessments of risks, and the audit plan. Review with the independent accountant any relationships they have that could possibly impact their objectivity or independence. Review their audit report and their significant findings and recommendations. Meet with the independent accountant regularly without management present.

5. Review with the independent accountant and management the annual SEC Form 10-K and the quarterly Form 10-Q, including related financial statements and notes, prior to their filings and prior to any related press releases.

 6. Facilitate a review, on a periodic basis, of the adequacy of internal controls and the activities, reports, and future audit plans of the internal audit function. Ensure the excellence of this function.

 7. Investigate any matters within the Committee's scope of responsibilities.

                                                                    Exhibit D



                   [FORM OF CARBIDE/GRAPHITE FAIRNESS OPINION]

                      [Bear, Stearns & Co. Inc. Letterhead]



June 1, 2001


The Board of Directors
The Carbide/Graphite Group, Inc.
One Gateway Center, 19th Floor
Pittsburgh, PA  15222

Gentlemen:

We understand that The Carbide/Graphite Group, Inc. ("Carbide/Graphite") and Questor Partners Fund II, L.P., Questor Side-By-Side Partners II, L.P. and Questor Side-By-Side Partners II 3(C)(1), L.P. (collectively, the "Questor Investors") will enter into a Purchase and Registration Rights Agreement (the "Purchase Agreement") to be dated the date hereof pursuant to which (i) the Questor Investors will (a) purchase from Carbide/Graphite in a private placement (the "Private Placement"), at a purchase price of $50.00 per share (the "Purchase Price"), 980,000 shares of Carbide/Graphite's newly issued senior voting convertible preferred stock having a conversion price of $1.136 per share or, if the Private Placement closes after July 31, 2001, $1.087 per share (the "Series B-1 Convertible Preferred"), and (b) be granted an option (exercisable for three years following the closing of the Private Placement) to purchase from Carbide/Graphite, at the Purchase Price, up to an aggregate of 500,000 additional shares of senior voting convertible preferred stock (the "Additional Convertible Preferred" and, together with the Series B-1 Convertible Preferred, the "Convertible Preferred Stock") having the same terms as the Series B-1 Convertible Preferred except that the conversion price of the Additional Convertible Preferred would be equal to that of the Series B-1 Convertible Preferred as increased by a rate of 2% for each full calendar quarter elapsed from the date of the Private Placement until the date on which the shares of each separate series of Additional Convertible Preferred are first issued, (ii) Carbide/Graphite will distribute to record holders of its common stock (the "Common Stock") rights to purchase, at the Purchase Price, an aggregate of 300,000 shares of Series B-1 Convertible Preferred (the "Rights Offering"), and
(iii) the Questor Investors will purchase from Carbide/Graphite, at the Purchase Price, any of the 300,000 shares of Series B-1 Convertible Preferred not purchased in the Rights Offering (the "Back-Stop Commitment"). We also understand that Carbide/Graphite and Paul F. Balser, a director of Carbide/Graphite, will enter into a Purchase and Registration Rights Agreement (the "Balser Agreement") to be dated the date hereof pursuant to which Mr. Balser will purchase from Carbide/Graphite, at the Purchase Price, 20,000 shares of Series B-1 Convertible Preferred and that if the sale to Mr. Balser is not consummated for any reason at or before consummation of the Private Placement, the Questor Investors have agreed to purchase the 20,000 shares from Carbide/Graphite simultaneously with the closing of the Private Placement. The purchases of Convertible Preferred Stock (1) by the Questor Investors pursuant to the Private Placement, the option to purchase Additional Convertible Preferred and the Back-Stop Commitment, and (2) by Mr. Balser pursuant to the Balser Agreement are hereinafter collectively referred to as the "Preferred Stock Issuance".

The Carbide/Graphite Group, Inc.
June 1, 2001
Page 2 of 5



We further understand that, pursuant to the Purchase Agreement, the terms of the Convertible Preferred Stock, as set forth in the form of Certificate of Designation for the Series B-1 Convertible Preferred attached as an exhibit to the Purchase Agreement (the "Certificate of Designation"), will provide, among other things, that (i) each share of Convertible Preferred Stock will be convertible into the number of shares of Common Stock determined by dividing the Purchase Price by the applicable conversion price as in effect at the time of the conversion, (ii) if not already converted, the shares of Convertible Preferred Stock will be automatically converted into shares of Common Stock on the eighth anniversary of their original issue date, (iii) shares of the Convertible Preferred Stock will be entitled to receive cumulative preferred dividends at the rate of 12% per annum payable quarterly, at the option of Carbide/Graphite, either in the form of additional shares of Convertible Preferred Stock or cash, (iv) the Convertible Preferred Stock will vote on all matters with the Common Stock on an as-converted basis, and (v) the consent of the holders of a majority of the outstanding Convertible Preferred Stock will be required for the payment or declaration of any dividend on the Common Stock or other junior stock.

We understand that Carbide/Graphite and the Questor Investors have reached a tentative agreement with Carbide/Graphite's bank group for a comprehensive restructuring of the Revolving Credit and Letter of Credit Issuance Agreement, dated as of September 25, 1997, among Carbide/Graphite, PNC Bank, N.A., as Agent and as Letter of Credit Issuer, and the other financial institutions parties to such agreement, as amended and modified from time to time (as so amended and modified, the "1997 Revolving Credit Facility"), pursuant to which approximately $20 million of indebtedness will be forgiven, $10 million of indebtedness will be converted to Common Stock at a price equal to the initial conversion price of the Series B-1 Convertible Preferred, $55 million of indebtedness will be repaid, and the remaining indebtedness will be converted into a $50 million term loan facility (collectively, the "Bank Loan Restructuring"). We understand that Carbide/Graphite is also in the process of securing a new $60 million asset-backed revolving credit facility (the "2001 Revolving Credit Facility"), which is a condition to the proposed Bank Loan Restructuring and to the Preferred Stock Issuance, and that in addition to reducing the bank debt, the cash invested by the Questor Investors and Mr. Balser and/or obtained in the Rights Offering will enable Carbide/Graphite to continue to fund capital improvements necessary to its long-term growth, most notably the hydrodesulfurization ("HDS") project at its needle coke affiliate.


We understand that on a fully diluted and as-converted basis, the Questor Investors will hold approximately 57.4% of Carbide/Graphite's Common Stock and Common Stock equivalents immediately following the consummation of the Private Placement, and could hold as much as 80.6% of the Common Stock and Common Stock equivalents if the Questor Investors purchase all of the shares of Series B-1 Convertible Preferred available to them pursuant to the Back-Stop Commitment and all of the shares of Additional Convertible Preferred prior to any change in the conversion price thereof and prior to the payment of any dividends in kind on the Convertible Preferred Stock. Such calculations assume that the following shares are issued and outstanding: (i) the 8,331,342 shares of Common Stock currently outstanding, (ii) the shares of Convertible Preferred Stock to be issued to the Questor Investors, (iii) the 20,000 shares of Series B-1 Convertible Preferred to be issued to Mr. Balser, (iv) the shares of Series B-1 Convertible Preferred to be issued in the Rights Offering, (v) the 833,134 shares (or 1,249,701 shares if the Private Placement is consummated after July 31, 2001) of Common Stock issuable upon exercise of warrants previously granted to Carbide/Graphite's bank group in connection with the previous

The Carbide/Graphite Group, Inc.
June 1, 2001
Page 3 of 5



restructuring of the 1997 Revolving Credit Facility in November, 2000, and (vi) the 8,802,817 shares (or 9,199,632 shares if the Private Placement is consummated after July 31, 2001) of Common Stock into which $10 million of indebtedness will be converted in connection with the Bank Loan Restructuring. Shares of Common Stock underlying outstanding options of the Company are deemed not to be outstanding.

You have provided us with a copy of Carbide/Graphite's Proxy Statement, which includes the form of the Purchase Agreement, in substantially the form to be sent to the shareholders of Carbide/Graphite (the "Proxy Statement").

You have asked us to render our opinion as to whether the Preferred Stock Issuance is fair, from a financial point of view, to the public shareholders of Carbide/Graphite, other than Mr. Balser and the banks which are parties to the 1997 Revolving Credit Facility.

In the course of performing our review and analyses for rendering this opinion, we have:

o        reviewed a draft of the Purchase Agreement dated May 31, 2001;

o        reviewed a draft of the Balser Agreement dated May 29, 2001;

o        reviewed a draft of the Certificate of Designation dated May 29, 2001;

o reviewed a draft of Carbide/Graphite's Proxy Statement dated May 30, 2001 (the "Proxy Statement");

o reviewed Carbide/Graphite's Annual Reports to Shareholders and Annual Reports on Form 10-K for the fiscal years ended July 31, 1998 through 2000, its Quarterly Reports on Form 10-Q for the periods ended October 31, 2000 and January 31, 2001, its preliminary results for the quarter ended April 30, 2001, its Proxy Statement on Schedule 14A dated October 22, 1999, and its Reports on Form 8-K for the three years ended the date hereof;

o        reviewed the 1997 Revolving Credit Facility;

o reviewed a Proposal Letter dated May 9, 2001 among the banks which are parties to the 1997 Revolving Credit Facility, Questor Management Company, LLC, and Carbide/Graphite, together with the Term Sheet dated May 9, 2001 attached thereto, relating to the proposed Bank Loan Restructuring;

o reviewed proposals from two lenders relating to the proposed 2001 Revolving Credit Facility;

o reviewed certain operating and financial information provided to us by Carbide/Graphite's senior management relating to Carbide/Graphite's business and prospects, including (i) projections on a standalone basis for the thirty-nine months ending July 31, 2004 provided to us on May 24, 2001 (the "Standalone Projections") and (ii) projections on a pro forma basis (after giving effect to the Preferred Stock Issuance, the Bank Loan Restructuring, the 2001 Revolving Credit Facility and the related transactions and to the impact of the installation of the HDS unit) for the thirty-nine months ending July 31, 2004 provided to us on May 24, 2001 (the "Pro Forma Projections");

o met with certain members of Carbide/Graphite's senior management to discuss Carbide/Graphite's business, operations, historical and projected financial results and future prospects;

o reviewed the historical prices, trading multiples and trading volumes of the Common Stock;

o reviewed publicly available financial data, stock market performance data and trading multiples of companies which we deemed generally comparable to Carbide/Graphite;

o reviewed the terms of selected precedent merger and acquisition transactions involving companies which we deemed generally comparable to Carbide/Graphite;

o reviewed certain investment situations which we deemed generally comparable to the Preferred Stock Issuance;

The Carbide/Graphite Group, Inc.
June 1, 2001
Page 4 of 5



o performed discounted cash flow analyses based on the Standalone Projections and the Pro Forma Projections;

o reviewed the Unaudited Condensed Consolidated Pro Forma Financial Statements contained in the Proxy Statement; and

o conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information, including without limitation the projections, provided to us by Carbide/Graphite. With respect to Carbide/Graphite's projected financial results, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the senior management of Carbide/Graphite as to the expected future performance of Carbide/Graphite. We have not assumed any responsibility for the independent verification of any such information or of the projections provided to us, and we have further relied upon the assurances of the senior management of Carbide/Graphite that they are unaware of any facts that would make the information or projections provided to us incomplete or misleading.

In arriving at our opinion, we have not performed or obtained any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Carbide/Graphite, nor have we been furnished with any such independent evaluations or appraisals. During the course of our engagement, we were asked by the Board of Directors to solicit indications of interest from various third parties regarding an investment in, a recapitalization of, or acquisition of all or part of, Carbide/Graphite, and we have considered the results of such solicitation in rendering our opinion. We have assumed, with your consent, that the Preferred Stock Issuance, the Bank Loan Restructuring and the 2001 Revolving Credit Facility will be consummated in a timely manner and in accordance with the terms of the Purchase Agreement and other relevant agreements without any regulatory limitations, restrictions, conditions, amendments, modifications or waivers that collectively would have a material effect on Carbide/Graphite. We have further assumed, with your consent, that the Purchase Agreement and ancillary documentation in final form will conform in all material respects to the draft Purchase Agreement and ancillary documentation we reviewed.

In arriving at our opinion, we have taken into account, with your consent, the risks inherent in Carbide/Graphite's current business plans, including the view of the senior management of Carbide/Graphite that in the current capital markets environment there exists a risk that Carbide/Graphite would be unable in the future to obtain continued waivers of the defaults under the 1997 Revolving Credit Facility and that absent the Preferred Stock Issuance or other cash infusion, Carbide/Graphite would be unable to obtain, on reasonable terms, financing necessary to replace the 1997 Revolving Credit Facility. We have also considered that, according to the senior management of Carbide/Graphite, (i) since November 21, 2000 (the date of engagement of Bear Stearns by Carbide/Graphite), no other potential investor or acquiror has made any investment or acquisition proposal to Carbide/Graphite besides those discussed in the Proxy Statement, and (ii) the prospects for obtaining access to additional financing in the public or private capital markets are limited. With your consent, we have relied on your conclusion that

The Carbide/Graphite Group, Inc.
June 1, 2001
Page 5 of 5



bankruptcy would not likely lead to greater value for stockholders of Carbide/Graphite than the proposed transaction with the Questor Investors.

We do not express any opinion as to the price or range of prices at which shares of Common Stock may trade subsequent to the announcement of the Preferred Stock Issuance, the Bank Loan Restructuring and the 2001 Revolving Credit Facility or as to the price or range of prices at which shares of Common Stock may trade subsequent to the consummation of such transactions.

We have acted as a financial advisor to Carbide/Graphite in connection with the Preferred Stock Issuance and will receive a customary fee for such services, a substantial portion of which is contingent on successful consummation of the Preferred Stock Issuance. In the ordinary course of business, Bear Stearns has actively traded the equity securities of Carbide/Graphite for our own account and for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. On January 9, 2001, we acquired for our own account 1,720,000 shares of Common Stock in an unsolicited transaction with a stockholder of Carbide/Graphite. As of May 31, 2001, we beneficially owned 1,406,692 shares of Common Stock.

It is understood that this letter is intended for the benefit and use of the Board of Directors of Carbide/Graphite and does not constitute a recommendation to the Board of Directors of Carbide/Graphite or any holders of Common Stock as to how to vote their shares of Common Stock in connection with the Preferred Stock Issuance or whether or not to subscribe for Series B-1 Convertible Preferred in the Rights Offering. This opinion does not address Carbide/Graphite's underlying business decision to pursue the Preferred Stock Issuance, the relative merits of the Preferred Stock Issuance, the Bank Loan Restructuring or the 2001 Revolving Credit Facility as compared to any alternative business or financial strategies that might exist for Carbide/Graphite, or the effects of any other transaction in which Carbide/Graphite might engage. This letter is not to be used for any other purpose, or be reproduced, disseminated, quoted from or referred to at any time, in whole or in part, without our prior written consent; provided, however, that this letter may be included in its entirety in any proxy statement to be distributed to the holders of Common Stock in connection with the Preferred Stock Issuance. Our opinion is subject to the assumptions and conditions contained herein and is necessarily based on economic, market and other conditions, and the information made available to us, as of the date hereof. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof.

Based on and subject to the foregoing, it is our opinion that, as of the date hereof, the Preferred Stock Issuance is fair, from a financial point of view, to the public shareholders of Carbide/Graphite, other than Mr. Balser and the banks which are parties to the 1997 Revolving Credit Facility.


Very truly yours,

BEAR, STEARNS & CO. INC.


By:________________________________________
     Senior Managing Director

                                                                       Exhibit E


================================================================================


                   PURCHASE AND REGISTRATION RIGHTS AGREEMENT


                                      among

                        THE CARBIDE/GRAPHITE GROUP, INC.

                                       and

                         QUESTOR PARTNERS FUND II, L.P.

                                       and

                     QUESTOR SIDE-BY-SIDE PARTNERS II, L.P.

                                       and

                 QUESTOR SIDE-BY-SIDE PARTNERS II 3(C)(1), L.P.





                            Dated as of June 1, 2001



================================================================================

                                Table of Contents
                                                                                                               Page
                                                                                                               ----
1.       Sale and Purchase of Shares..............................................................................1
         1.1 Sale and Purchase....................................................................................1
         1.2 Purchase Price.......................................................................................2
         1.3 Grant of Option......................................................................................2

2.       Option...................................................................................................2
         2.1 Exercise of Option...................................................................................2
         2.2 Number of Option Exercises...........................................................................3
         2.3 Reservation of Option Shares.........................................................................3
         2.4 No Recapitalization..................................................................................3
         2.5 Adjustment for Reorganization, Consolidation, Merger, etc............................................3
         2.6 No Dilution..........................................................................................4

3.       Closing, Delivery and Payment............................................................................4
         3.1 Closings.............................................................................................4
         3.2 Deliveries at the First Closing......................................................................5
         3.3 Deliveries at the Second Closing.....................................................................5

4.       Representations and Warranties of the Company............................................................6
         4.1 Organization, Good Standing and Qualification........................................................6
         4.2 No Conflicts, Consents and Approvals, etc............................................................6
         4.3 Corporate Status and Qualification of the Company....................................................7
         4.4 Capitalization.......................................................................................7
         4.5 Securities...........................................................................................8
         4.6 Offering.............................................................................................9
         4.7 Subsidiaries.........................................................................................9
         4.8 SEC Reports.........................................................................................10
         4.9 Financial Statements................................................................................10
         4.10 Absence of Undisclosed Liabilities.................................................................11
         4.11 Conduct of Business................................................................................11
         4.12 Litigation.........................................................................................11
         4.13 Compliance with Laws; Governmental Approvals.......................................................12
         4.14 Assets.............................................................................................12
         4.15 Real Property......................................................................................12
         4.16 Material Contracts.................................................................................13
         4.17 Intellectual Property..............................................................................14
         4.18 Accounts Receivable................................................................................15
         4.19 Environmental Matters..............................................................................15
         4.20 Taxes..............................................................................................17
         4.21 Employees, Labor Matters, etc......................................................................19
         4.22 Employee Benefit Plans and Related Matters.........................................................19
         4.23 Delaware General Corporation Law Section 203.......................................................21
         4.24 Actions Regarding the Rights Plan..................................................................21

                                Table of Contents
                                   (continued)
                                                                                                               Page
                                                                                                               ----
         4.25 Brokers, Finders, etc..............................................................................22

5.       Representations and Warranties of the Questor Investors.................................................22
         5.1 Organization, Good Standing and Qualification.......................................................22
         5.2 No Conflicts, Consents and Approvals, etc...........................................................23
         5.3 Investment..........................................................................................23
         5.4 Litigation..........................................................................................24
         5.5 Brokers.............................................................................................24

6.       Registration Rights.....................................................................................25
         6.1 Request for Registration............................................................................25
         6.2 Company Registration................................................................................27
         6.3 Obligations of the Company..........................................................................28
         6.4 Furnish Information.................................................................................31
         6.5 Expenses of Registration............................................................................31
         6.6 Underwriting Requirements...........................................................................32
         6.7 Suspension of Disposition...........................................................................32
         6.8 Indemnification.....................................................................................33
         6.9 Reports Under Exchange Act..........................................................................36
         6.10 Holdback Agreements................................................................................36
         6.11 Termination of Registration Rights.................................................................37
         6.12 Other Registration Rights..........................................................................37

7.       Stockholder Approval....................................................................................38
         7.1 Stockholder Meeting.................................................................................38
         7.2 Proxy Statement.....................................................................................38
         7.3 Compliance with Law; No False or Misleading Statements..............................................39
         7.4 Comfort Letter......................................................................................40

8.       Rights Offering.........................................................................................40
         8.1 Rights..............................................................................................40
         8.2 Registration Statement..............................................................................41

9.       Alternative Transactions................................................................................43
         9.1 No Solicitation.....................................................................................43
         9.2 Notice..............................................................................................44
         9.3 Board Recommendation................................................................................44

10.      Other Covenants.........................................................................................45
         10.1 Efforts to Consummate Transactions.................................................................45
         10.2 Consents...........................................................................................45
         10.3 HSR Act............................................................................................45
         10.4 Conduct of Business Pending First Closing..........................................................46
         10.5 Access and Information.............................................................................48

                                Table of Contents
                                   (continued)
                                                                                                               Page
                                                                                                               ----
         10.6 Publicity..........................................................................................49
         10.7 Consultation after the First Closing...............................................................49
         10.8 Indemnification; Directors' and Officers' Insurance................................................50

11.      Conditions to Closings..................................................................................51
         11.1 Conditions to Each Closing.........................................................................51
         11.2 Additional Conditions to Parties Obligations at the First Closing..................................53
         11.3 Additional Conditions to Parties' Obligations at the Second Closing................................55

12.      Termination and Termination Fee.........................................................................55
         12.1 Termination........................................................................................55
         12.2 Effect of Termination..............................................................................56

13.      Definitions and Interpretation..........................................................................57
         13.1 Definitions........................................................................................57
         13.2 Interpretation.....................................................................................68

14.      General Provisions......................................................................................68
         14.1 Survival of Representations and Warranties.........................................................68
         14.2 Entire Agreement...................................................................................69
         14.3 Further Assurances.................................................................................69
         14.4 Notices............................................................................................69
         14.5 Assignment.........................................................................................70
         14.6 Severability.......................................................................................71
         14.7 Parties in Interest................................................................................71
         14.8 Counterparts.......................................................................................71
         14.9 Modification, Amendment and Waiver.................................................................71
         14.10 Fees and Expenses.................................................................................72
         14.11 Taxes.............................................................................................73
         14.12 Governing Law.....................................................................................73
         14.13 Consent to Jurisdiction, etc......................................................................73
         14.14 Waiver of Punitive and Other Damages and Jury Trial...............................................74

Disclosure Schedule

Section 4.2(a)  - No Conflicts, Consents and Approvals, etc.
Section 4.4(b)  - Capitalization
Section 4.4(d)  - Pre-emptive, Rights of First Refusal, etc.
Section 4.7     - Subsidiaries
Section 4.12(a) - Litigation
Section 4.13    - Compliance with Laws; Governmental Approvals
Section 4.14    - Assets
Section 4.15(a) - Owned Real Property
Section 4.15(b) - Leased Real Property
Section 4.15(d) - Ownership, Use and Maintenance of Real Property
Section 4.16(a) - Material Contracts
Section 4.16(d) - Defaults under Material Contracts
Section 4.17(a) - Registered Intellectual Property
Section 4.18    - Accounts Receivable
Section 4.19    - Environmental Matters
Section 4.20    - Taxes
Section 4.21(a) - Union Contracts
Section 4.22(a) - Plans
Section 4.22(k) - Post-employment Benefits
Section 11.2(b) - Consents

Exhibits

Exhibit A  -  Form of Certificate of Designation

Exhibit B  -  Form of Exercise Notice

Exhibit C  -  Form of Opinion of Company Counsel

Exhibit D  -  Form of Consulting Agreement

Exhibit E  -  Form of Indemnification Agreement

Exhibit F  -  Terms and Conditions of Refinancing

                   PURCHASE AND REGISTRATION RIGHTS AGREEMENT

         PURCHASE AND REGISTRATION RIGHTS AGREEMENT, dated as of June 1, 2001, by and among Questor Partners Fund II, L.P., a Delaware limited partnership ("FUND II"), Questor Side-by-Side Partners II, L.P., a Delaware limited partnership (the "SIDE-BY-SIDE FUND"), Questor Side-by-Side Partners II 3(c)(1), L.P., a Delaware limited partnership (the "3(C)(1) FUND", and together with Fund II and the Side-by-Side Fund, the "QUESTOR INVESTORS") and The Carbide/Graphite Group, Inc., a Delaware corporation (the "COMPANY").

                                    RECITALS

         A. The Board of Directors of the Company has authorized the sale and issuance, on the terms and conditions set forth in this Agreement, of shares of its Series B-1 Senior Voting Convertible Preferred Stock, par value $.01 per share (the "SERIES B-1 PREFERRED STOCK"), subject to Stockholder Approval.

         B. The Questor Investors desire to purchase shares of Series B-1 Preferred Stock, and the Company desires to issue and sell such shares to the Questor Investors, on the terms and conditions set forth in this Agreement.

         C. Concurrently with the execution of this Agreement, the Company has entered into a Purchase Agreement, dated the same date as this Agreement, with Paul F. Balser (the "Balser Agreement"), pursuant to which the Company has agreed to issue shares of Series B-1 Preferred Stock to Paul F. Balser for an aggregate consideration of $1 million.

         D. Capitalized terms used in this Agreement and not otherwise defined have the meanings specified in Section 13.

                                    AGREEMENT

         1. Sale and Purchase of Shares.

         1.1 Sale and Purchase.

         Subject to the terms and conditions of this Agreement:

(a) the Company agrees to issue and sell to the Questor Investors, and the Questor Investors agree to purchase from the Company, 980,000 shares of Series B-1 Preferred Stock (the "INITIAL SHARES") at the First Closing; and

         (b) the Company agrees to issue and sell to the Questor Investors, and the Questor Investors agree to purchase from the Company, the Unsubscribed Shares at the Second Closing.

         1.2 Purchase Price.

         The purchase price payable for each share of Series B-1 Preferred Stock to be purchased at each Closing is $50. The aggregate purchase price for the Initial Shares to be purchased at the First Closing is $49,000,000.

         1.3 Grant of Option.

         Subject to, and effective at, the First Closing, the Company hereby grants to the Questor Investors an option, subject to the provisions of Section 2, to purchase at any time and from time to time (but on no more than four separate occasions) up to an aggregate of 500,000 shares of Additional Series B Preferred Stock at an exercise price equal to $50 per share (such price, as may be adjusted in accordance with Section 2, the "OPTION EXERCISE PRICE"), exercisable at any time on or prior to the third anniversary of the First Closing (the "OPTION" and any shares issuable upon exercise of the Option, the "OPTION SHARES").

         2. Option

         2.1 Exercise of Option.

         The Questor Investors may exercise the Option, in whole or in part, at any time commencing upon the First Closing Date and expiring at 5:00 p.m. (Eastern Time) on the third anniversary of the First Closing Date, as follows:

         (a) to exercise the Option or any part of the Option, the Questor Investors must present to the Company at its principal office a duly executed exercise form in the form of Exhibit B (the "EXERCISE FORM"), accompanied by payment of the appropriate Option Exercise Price for the number of Option Shares specified in the form;

         (b) the Questor Investors must pay the appropriate Option Exercise Price in cash or by certified or official bank check payable to the order of the Company or by wire transfer in immediately available funds to the bank account designated by the Company in writing;

         (c) within 15 days after receipt by the Company of a duly executed Exercise Form and full payment of the appropriate Option Exercise Price (the date of such receipt, the "OPTION EXERCISE DATE"):

         (i) the Company will cause a certificate of designation, setting forth the rights, powers, preferences, privileges, qualifications, limitations and restrictions of the shares of a series of Additional Series B Preferred Stock to be filed with the Secretary of State of the State of Delaware; and

         (ii) the Company will issue and cause to be delivered to the Questor Investors or their designees, a certificate or certificates for the number of Option Shares issuable upon the exercise, and such certificate or certificates will be deemed to have been issued, and the Person designated by the Questor Investor will be deemed to have become the holder of the Option Shares, as of the Option Exercise Date.

         2.2 Number of Option Exercises.

         If the Questor Investors exercise the Option in part only, they may exercise the Option as to the balance of the Option Shares in accordance with
Section 2.1, provided that the Option may be exercised only up to four times in the aggregate.

         2.3 Reservation of Option Shares.

         The Company will reserve, at all times, for issuance and delivery upon exercise of the Option, all Option Shares issuable upon exercise of the Option, and all Option Shares will be duly authorized and, when issued upon exercise, validly issued, fully paid and non-assessable, and free of any Lien.

         2.4 No Recapitalization.

         Prior to the expiration of the term of the Option, the Company may not:

         (a) subdivide its outstanding shares of Series B Preferred Stock by recapitalization, reclassification or split;

         (b) declare a stock dividend or distribute shares of Series B Preferred Stock to its stockholders other than any stock dividends declared or distributed to satisfy the right of holders of Series B Preferred Stock to receive periodic dividends; or

         (c) combine any of its outstanding shares of Series B Preferred Stock by recapitalization, reclassification or combination.

         2.5 Adjustment for Reorganization, Consolidation, Merger, etc.

         If, after the First Closing Date, the Company is merged into another Person, or has conveyed all or substantially all of its assets to another
Person:

         (a) upon exercise of the Option and payment in full of the appropriate Option Exercise Price, the Questor Investors will be entitled to receive the securities or property that the Questor Investors would have been entitled to receive if the Questor Investors had exercised the Option immediately prior to the consummation of the reorganization, merger or conveyance, in lieu of the securities and property receivable upon exercise of the Option; and

         (b) the terms of the Option will apply to the securities or property receivable upon exercise of the Option after consummation of the reorganization, merger or conveyance, and the reference to "Option Shares" will include any such securities or property so receivable.

         2.6 No Dilution.

         The Company will not avoid or seek to avoid the observance or performance of any of the terms of the Option by amending its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issuance or sale of securities, sale of assets or any other voluntary action, but will, at all times, in good faith assist in carrying out all terms of the Option, including but not limited to the following:

         (a) the Company will not permit the par value of the Option Shares to be above the Option Exercise Price; and

         (b) the Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully-paid and non-assessable Option Shares upon exercise of the Option.

         3. Closing, Delivery and Payment.

         3.1 Closings.

         The closing of the sale and purchase of the Initial Shares under this Agreement in accordance with Section 1.1(a) (the "FIRST CLOSING"), and the closing of the sale and purchase of the Unsubscribed Shares in accordance with
Section 1.1(b) (the "SECOND CLOSING") will take place:

         (a) at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022, at 10:00 a.m. (New York time) on the third Business Day following the satisfaction of each of the conditions to the obligations of the parties to effect the transactions to occur at each Closing as set forth in
Section 11, respectively; or

         (b) at such other time or place as the Company and the Questor Investors may mutually agree.

The date on which the First Closing is required to take place is referred to in this Agreement as the "FIRST CLOSING DATE", and the date on which the Second Closing is required to take place is referred to in this Agreement as the "SECOND CLOSING DATE".

         3.2 Deliveries at the First Closing.

         Subject to the terms and conditions of this Agreement, at the First
Closing:

         (a) the Questor Investors will deliver to the Company an amount equal to the aggregate Purchase Price for the Initial Shares by wire transfer to such account or accounts specified in writing by the Company; and

         (b) the Company will deliver:

                  (i) to the Questor Investors certificates representing the Initial Shares, in the name of the Questor Investors, with each Questor Investor to receive a certificate for that portion of the aggregate number of Initial Shares as is specified in writing by the Questor Investors; and

                  (ii) an amount equal to the Questor Expenses and the Transaction Fee by wire transfer to such account or accounts specified in writing by the Questor Investors.

         3.3 Deliveries at the Second Closing.

         Subject to the terms and conditions of this Agreement, at the Second Closing

         (a) the Questor Investors will deliver to the Company an amount equal to the aggregate Purchase Price for the Unsubscribed Shares by wire transfer to such accounts specified in writing by the Company; and

         (b) the Company will deliver:

                  (i) to the Questor Investors certificates representing the Unsubscribed Shares, in the name of the Questor Investors, with each Questor Investor to receive a certificate for that portion of the aggregate number of Unsubscribed Shares as is specified in writing by the Questor Investors; and

                  (ii) an amount equal to the Questor Expenses incurred on or after the First Closing by wire transfer to such account or accounts specified in writing by the Questor Investors.

         4. Representations and Warranties of the Company.

         Except as set forth on the Disclosure Schedule (either with specific reference to the applicable Section numbers set forth below or otherwise where it is apparent to which Sections such disclosure is reasonably applicable) or as specifically set forth in the Current SEC Filings filed prior to the date of this Agreement, the Company hereby represents and warrants to the Questor Investors as follows:

         4.1 Organization, Good Standing and Qualification.

         (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements and perform its obligations under this Agreement and the Ancillary Agreements.

         (b) The execution, delivery and performance of this Agreement and the Ancillary Agreements have been duly authorized by the Board, which approval, together with the Stockholder Approval, constitute all necessary corporate action on the part of the Company for such authorization.

         (c) This Agreement has been, and the Ancillary Agreements will be at the First Closing, duly executed and delivered by the Company. This Agreement constitutes, and at the First Closing the Ancillary Agreements will constitute, valid, binding and enforceable obligations of the Company, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium, receivership or similar laws affecting creditors' rights generally and by general principles of equity (whether considered at law or in equity).

         4.2 No Conflicts, Consents and Approvals, etc.

         (a) Neither the execution, delivery and performance of this Agreement and the Ancillary Agreements by the Company, nor the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements, will result in:

                  (i) any conflict with the charter documents, by-laws or other organizational documents of the Company;

                  (ii) subject to obtaining the consents referred to in Section 4.2(b), any breach or violation of or default under any statute, regulation, judgment, order or decree or any mortgage, agreement, indenture or any other instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties or assets are bound; or

                  (iii) the creation or imposition of any Lien, except, in each case under the foregoing clauses (ii) and (iii), for such breaches, violations or defaults and such Liens that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or to materially impair the ability of the Company to perform its obligations under, or to consummate the transactions contemplated by, this Agreement and the Ancillary Agreements.

         (b) No consent, approval or authorization of or filing with any Governmental Entity or any other Person is required on the part of the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement and the Ancillary Agreements or the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements, except for (i) filings, consents or approvals required under the HSR Act, if any, (ii) compliance with the applicable requirements of the Securities Act, the Exchange Act and any applicable state securities laws, (iii) obtaining the Stockholders Approval, (iv) obtaining the Bank Approval; (v) the filing of the Certificate of Designation as required by the Delaware General Corporation Law and the filing of the Certificate of Amendment as contemplated by Sections 11.2(a)(iv) and 11.2(a)(iii), respectively, and (vi) other filings, consents or approvals that, if not made or obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of the Company to perform its obligations under, or to consummate the transactions contemplated by, this Agreement.

         4.3 Corporate Status and Qualification of the Company.

         (a) The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to conduct its business and to own or lease its properties, as now conducted, owned or leased.

         (b) The Company is duly qualified or licensed to do business and is in good standing in each of the jurisdictions where its business, or the character of the properties owned, leased or operated by it, makes such qualification or licensing necessary, except where the failure to be so qualified or licensed or to maintain such good standing (either in one jurisdiction or in the aggregate) would not reasonably be expected to have a Material Adverse Effect.

         4.4 Capitalization.

         (a) The authorized capital stock of the Company consists of 18,000,000 shares of Common Stock, of which 8,331,342 shares are issued and outstanding, and 2,000,000 shares of preferred stock, par value $.01 per share, of which 10,000 have been designated as Series A Preferred Stock, none of which are issued and outstanding.

         (b) As of the date of this Agreement, there are options to purchase 820,700 shares of Common Stock outstanding under the Incentive Plans and Section 4.4(b) of the Disclosure Schedule contains a list of all such options, together with their holders, dates of grant, exercise prices and vesting schedules. As of the date of this Agreement, there are no warrants to purchase shares of Common Stock outstanding, other than the Warrant described in Section 4.4(d) of the Disclosure Schedule.

         (c) All the issued and outstanding shares of the capital stock of the Company (i) are duly authorized and validly issued, fully paid and nonassessable, and (ii) have been offered, issued, sold and delivered by the Company in compliance with all applicable federal and state securities laws.

         (d) There are no outstanding:

                  (i) preemptive, right of first refusal, conversion or other rights, options, warrants or agreements granted or issued by or binding upon the Company or any of its Subsidiaries for the purchase or acquisition of, or registration rights or other agreements for the registration of, any shares of its capital stock or other equity securities or interests, except pursuant to this Agreement, the Warrant, the Rights Plan and options issued under the Incentive Plans;

                  (ii) phantom equity, equity appreciation or similar rights which permit their holder to participate in the residual equity value of, or appreciation in the equity value of the Company or any of its Subsidiaries;

                  (iii) securities, instruments or rights, other than the outstanding shares of Common Stock, which permit the holder, under any circumstances, to vote for the election of members of the Board; or

                  (iv) securities, instruments or rights which are, directly or indirectly, convertible into or exercisable or exchangeable for any of the securities, instruments or rights described in clause (i), (ii) or
         (iii) above.

         (e) The Company holds 1,624,200 shares of its capital stock in its treasury, as of the date of this Agreement.

         4.5 Securities.

         (a) The Initial Shares, Unsubscribed Shares and Option Shares have been duly authorized and validly reserved and, when issued and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, and free of any Lien, other than any Liens created by the Questor Investors.

         (b) The Underlying Shares issuable upon conversion of the Initial Shares and the Unsubscribed Shares, and the Underlying Option Shares issuable upon conversion of the Option Shares, have been duly authorized and validly reserved and, when issued in accordance with the terms of the Certificate of Designation, will be validly issued, fully paid and nonassessable, and free of any Lien, other than any Liens created by the Questor Investors.

         4.6 Offering.

         Assuming the accuracy of the representations and warranties of the Questor Investors contained in Section 5.3, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and from any registration or filing requirements of any applicable state securities laws.

         4.7 Subsidiaries.

         (a) The Company has no Subsidiaries and does not own directly, of record or beneficially, any capital stock or equity interest or investment in any Person, other than the Subsidiaries listed in Section 4.7 of the Disclosure Schedule.

         (b) The authorized capital stock, and the number of issued and outstanding shares, of each of the Subsidiaries are listed in Section 4.7 of the Disclosure Schedule. Such issued and outstanding shares are owned, directly or indirectly, by the Company, as indicated in Section 4.7 of the Disclosure Schedule, free and clear of all Liens, and have been authorized and validly issued and are fully paid and non-assessable.

         (c) Each of the Subsidiaries listed in Section 4.7 of the Disclosure
Schedule is duly organized, validly existing and in good standing under the laws of its organization, and has all requisite corporate power and authority to conduct its business and to own or lease its properties, as now conducted, owned or leased.

         (d) Each of the Subsidiaries listed in Section 4.7 of the Disclosure
Schedule is duly qualified or licensed to do business and is in good standing in each of the jurisdictions where its business, or the character of the properties owned, leased or operated by it, makes such qualification or licensing necessary, except where the failure to be so qualified or licensed or to maintain such good standing (either in one jurisdiction or in the aggregate) would not reasonably be expected to have a Material Adverse Effect.

         (e) There are no outstanding:

                  (i) preemptive, right of first refusal, conversion or other rights, options, warrants or agreements granted or issued by or binding upon the Company or any of its Subsidiaries for the purchase or acquisition of, or registration rights or other agreements for the registration of, any shares of its Subsidiaries' capital stock or other equity securities of or interests in its Subsidiaries;

                  (ii) phantom equity, equity appreciation or similar rights which permit their holder to participate in the residual equity value of, or appreciation in the equity value of any of the Company's Subsidiaries;

                  (iii) securities, instruments or rights, other than the shares listed in Section 4.7(b) of the Disclosure Schedule, which permit the holder, under any circumstances, to vote for the election of members of the board of directors of any of the Company's Subsidiaries; or

                  (iv) securities, instruments or rights which are, directly or indirectly, convertible into or exercisable or exchangeable for any of the securities, instruments or rights described in clause (i), (ii) or
         (iii) above.

         4.8 SEC Reports.

         (a) Since January 1, 1999, the Company has timely filed with the SEC all forms, reports, statements, schedules and other documents (including all exhibits and other information incorporated in such documents) required to be filed with the SEC under the Securities Act and the Exchange Act, provided that all reports filed within the time periods provided by Rule 12b-25 of the Exchange Act will be deemed to have been timely filed.

         (b) The Company has made available to the Questor Investors copies of its Annual Report on Form 10-K for the year ended July 31, 2000, and all other reports filed by the Company under the Exchange Act since July 31, 2000 (collectively, the "CURRENT SEC FILINGS").

         (c) As of their respective filing dates, the Current SEC Filings comply, in all material respects, with the requirements of the Securities Act and the Exchange Act, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated in such filings or necessary to make the statements in such filings not misleading.

         4.9 Financial Statements.

         The audited consolidated financial statements (the "AUDITED FINANCIAL STATEMENTS") and unaudited interim consolidated financial statements (the "INTERIM FINANCIAL STATEMENTS") of the Company included in the Current SEC Filings (collectively, the "FINANCIAL STATEMENTS"):

         (a) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect to such statements; and

         (b) were prepared in accordance with GAAP consistently applied throughout the periods indicated (except as may be indicated in the notes thereto) and present fairly in all material respects the financial condition of the Company and its Subsidiaries on a consolidated basis at the respective dates indicated and the results of operations and cash flows of the Company and its Subsidiaries on a consolidated basis for the respective periods indicated, except for the absence of certain footnotes and normal, recurring year-end adjustments in relation to the Interim Financial Statements.

         4.10 Absence of Undisclosed Liabilities.

         Neither the Company nor its Subsidiaries has any liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise), except (i) as and to the extent reflected in the Financial Statements or disclosed in the notes to such Financial Statements or disclosed under this Agreement, (ii) liabilities that arose in the ordinary course of business on or prior to January 31, 2001, that are not required under GAAP to be reflected on the January 31, 2001 balance sheet contained within the Interim Financial Statements (the "INTERIM BALANCE SHEET"), or in the notes thereto, and which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, and (iii) liabilities and obligations that were incurred after July 31, 2000, in the ordinary course of business consistent with past practice and that, individually or in the aggregate, would not reasonably be expected to be material to the Company or to have a Material Adverse Effect.

         4.11 Conduct of Business.

         Except as disclosed in the Disclosure Schedule, since July 31, 2000, the Company and its Subsidiaries have conducted their business only in the ordinary course consistent with past practice, and no event, condition or circumstance has occurred or existed that, individually or in the aggregate, would have or result in a Material Adverse Effect.

         4.12 Litigation.

         (a) There are no (i) actions, lawsuits, litigation or investigations pending or (to the Company's knowledge) threatened against or involving the Company, any of its Subsidiaries or any of its or its Subsidiaries' assets before any Governmental Entity, or (ii) outstanding writs, orders, judgments, awards, decrees or injunctions issued by any Governmental Entity against the Company or any of its Subsidiaries or in respect of any of its or its Subsidiaries' assets.

         (b) There is no claim, litigation or investigation pending or (to the Company's knowledge) threatened against or involving the Company before any Governmental Entity that (i) questions the validity of, or the obligations of the Company under, this Agreement or any Ancillary Agreement, or (ii) seeks to impede, enjoin or invalidate the transactions contemplated by this Agreement or any Ancillary Agreement.

         4.13 Compliance with Laws; Governmental Approvals.

         (a) Since January 1, 1999, each of the Company and its Subsidiaries has complied, in all material respects, with all Applicable Laws applicable to its business or by which any of its assets may be bound or affected, except where the failure to so comply with any such Applicable Laws, individually or in the aggregate, has not had and would not reasonably be expected to have or result in a Material Adverse Effect.

         (b) The Company and its Subsidiaries have all Governmental Approvals and other Consents necessary for, or otherwise material to, the conduct of the business by the Company and its Subsidiaries, taken as a whole, as currently conducted, and the Company and its Subsidiaries are, and since January 1, 1999 have been, in material compliance with each of such Governmental Approvals and Consents, except where such failure to have such Governmental Approvals and Consents or such non-compliance, individually or in the aggregate, would not have or result in a Material Adverse Effect.

         4.14 Assets.

         (a) The Company or a Subsidiary of the Company has good and marketable title to, or otherwise has full and legally enforceable rights to use or hold for use, all of the assets and properties reflected on the Interim Balance Sheet or acquired thereafter, free and clear of any and all Liens other than Permitted Liens, except those disposed of in the ordinary course of business since January 31, 2001.

         (b) The assets and properties reflected in the Interim Balance Sheet (excluding those disposed of in the ordinary course of business since January 31, 2001) comprise all assets and properties used in connection with the business of the Company and its Subsidiaries, taken as a whole, as currently conducted.

         4.15 Real Property.

         (a) Set forth on Section 4.15(a) of the Disclosure Schedule is a complete and correct list and description of all parcels of real property owned by the Company or any of its Subsidiaries, setting forth the address and owner of each such parcel, and the Company or such Subsidiary has good, valid and marketable fee simple title to all such real property, free and clear of all Liens other than Permitted Liens.

         (b) Set forth on Section 4.15(b) of the Disclosure Schedule is a complete and correct list and description of all real property that is leased, subleased or otherwise occupied or used by the Company or any of its Subsidiaries, and the Company or such Subsidiary has a valid leasehold interest in such real property.

         (c) There are no eminent domain or other similar proceedings pending or (to the Company's knowledge) threatened affecting any material portion of the Real Property.

         (d) The ownership, use and maintenance of the Real Property in the conduct and operation of the business of the Company and its Subsidiaries, taken as a whole, does not conflict with, result in a breach or violation of, or constitute a default under, (i) any instrument of record or agreement affecting the Real Property, or (ii) any covenant, condition, restriction, easement or order of any Governmental Entity or other Person having jurisdiction or authority over such property affecting the Real Property or its use or occupancy, except for conflicts, breaches, violations or defaults that would not, individually or in the aggregate, have or result in a Material Adverse Effect.

         4.16 Material Contracts.

         (a) Set forth on Section 4.16(a) of the Disclosure Schedule is a complete and correct list or description of all contracts, licenses, leases, commitments and other agreements (whether written or oral) (collectively, "CONTRACTS") of the type described in clause (i) or (ii) below that have not been filed or incorporated by reference in the Current SEC Filings filed prior to the date of this Agreement (together with those filed or incorporated by reference in the Current SEC Filings, the "MATERIAL CONTRACTS"):

                  (i) Contracts between the Company and any of its Affiliates (other than its Subsidiaries); or

                  (ii) Contracts to which the Company or any of its Subsidiaries is a party and that:

                           (1) involve or would involve (A) the expenditure by
                  any party of more than $1,000,000 under such Contract, in the case of sales to customers of the Company, or (B) the expenditure by any party of more than $250,000 under such Contract, in all other cases; or

                           (2) require or would require performance by any party
                  later than six months after the First Closing Date, but excluding (A) any contract, license, lease, commitment or other agreement that can be terminated by the Company or any of its Subsidiaries, as the case may be, without resulting in the payment of any penalty, fees, damages or other amounts to any party), and (B) purchase orders for the purchase of products, merchandise, raw materials or other goods or services by the Company or any of its Subsidiaries, and purchase orders for the sale of goods or services by the Company or any of its Subsidiaries to its customers, in each case, issued in the ordinary course of business.

         (b) The Company has made available to the Questor Investors in the data room established by the Company at its offices at One Gateway Center, 19th Floor, Pittsburgh, PA 15222 (the "DATA ROOM") or otherwise delivered to the Questor Investors complete and correct copies of all written Material Contracts, and accurate descriptions of all material terms of all oral Material Contracts.

         (c) All Material Contracts are in full force and effect in all material respects, and enforceable against the Company or its Subsidiaries, as the case may be, and, to the knowledge of the Company, the other party to such contracts.

         (d) There does not exist any violation, breach or default, or any event or condition that, after notice or lapse of time or both, would constitute a violation or breach of or a default under, any Material Contract on the part of the Company or any of its Subsidiaries or (to the Company's knowledge) any other party to such contract, except for violations, breaches, defaults, events or conditions that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         (e) No Consent of any third party is required under any Material Contract as a result of or in connection with, the enforceability of any Material Contract will not be affected in any manner by, and no other party to any Material Contract will be entitled to any additional payments or fees as a result of or in connection with, the execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements.

         4.17 Intellectual Property.

         (a) Set forth on Section 4.17(a) of the Disclosure Schedule is a complete and correct list of all patents, registered trademarks, registered copyrights and applications therefor owned or licensed by the Company or any of its Subsidiaries.

         (b) The Company and its Subsidiaries (i) own, free and clear of all Liens other than Permitted Liens, or (ii) have the full and legally enforceable right to use in accordance with the terms of any licenses to the Company or its Subsidiaries, as the case may be, all Intellectual Property used in the conduct of the business of the Company as now conducted (the "COMPANY INTELLECTUAL PROPERTY").

         (c) Neither the Company nor any of its Subsidiaries has knowledge of:

                  (i) any written notice or claim or other written indication (nor has any basis for believing) that the rights of the Company and its Subsidiaries in the Company Intellectual Property are not valid or enforceable, in any material respect;

                  (ii) any infringement by the Company or by any of its Subsidiaries of any Intellectual Property owned or used by any Person, except for any infringement that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                  (iii) any infringement by any Person of any of the Company Intellectual Property; or

                  (iv) any act or omission taken or omitted by the Company or any of its Subsidiaries which would waive, or result in the waiver of any of its rights with respect to the Company Intellectual Property, including the due registration or filing of all applicable Company Intellectual Property and the maintenance of the secrecy of all confidential Company Intellectual Property.

         4.18 Accounts Receivable.

         Section 4.18 of the Disclosure Schedule sets forth all the Accounts Receivable that the Company has reason to believe may not be collectable in the ordinary course of business.

         4.19 Environmental Matters.

         (a) The Company and its Subsidiaries currently hold, and since
January 1, 1999 have held, all material Environmental Permits necessary to conduct the business of the Company and its Subsidiaries, taken as a whole as currently conducted, except where the failure to hold such Environmental Permits, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

         (b) Neither the Company nor any of its Subsidiaries has been notified in writing by any Governmental Entity that any material Environmental Permit will be materially modified, suspended, canceled or revoked, or cannot be renewed in the ordinary course of business with limitations and obligations substantially similar to those currently in place.

         (c) Each of the Company and its Subsidiaries, since January 1, 1999, has complied and is in compliance in all material respects with all Environmental Permits and all applicable Environmental Laws pertaining to the Real Property (and the use or ownership of such Real Property) and the business of the Company and its Subsidiaries, taken as a whole, except where such non-compliance, individually or in the aggregate, has not had and is not reasonably expected to have a Material Adverse Effect.

         (d) No material violation by the Company or any of its Subsidiaries is being alleged in writing or, to the Company's knowledge, threatened in writing of any applicable Environmental Law or any Environmental Permit relating to any of their respective properties and assets (including the Real Property and the properties currently or formerly owned or leased) or their use or ownership, or to their respective businesses and operations.

         (e) Neither the Company nor any of its Subsidiaries, nor to the Company's knowledge any other Person, has caused or taken any action that with the passage of time is reasonably likely to result in, and neither the Company nor any of its Subsidiaries is subject to, any liability or obligation on the part of the Company or any of its Subsidiaries relating to (i) the environmental conditions on, under, or about the Real Property or other properties or assets currently or formerly owned, leased, operated or used by the Company or any of its Subsidiaries or any predecessor thereto, including, the air, soil and groundwater conditions at such, or (ii) the past or present use, management, handling, transport, treatment, generation, storage, disposal, discharge, emission, or Release of any Hazardous Substances; in either case, except for such liabilities or obligations which, individually or in the aggregate, are not reasonably expected to result in a Material Adverse Effect.

         (f) Neither the Company nor any of its Subsidiaries has knowledge of any Release or threatened Release of Hazardous Substances to soils, subsoils, surface water or groundwater in, on, from or under any Real Property or other real properties owned or leased by the Company and its Subsidiaries in connection with, necessary for the conduct of, or otherwise material to, the business of the Company and its Subsidiaries, taken as a whole, except for such Release or threats of Releases which, individually or in the aggregate, are not reasonably expected to result in a Material Adverse Effect.

         (g) None of the Company or any of its Subsidiaries has received written notice that any of the current or past operations, or any of the currently or formerly owned property or assets of the Company, including the Real Property, is related to or currently subject to any investigation or evaluation by any Governmental Entity, as to whether any Remedial Action is needed to respond to a Release or threatened Release of any Hazardous Substances that has not been resolved.

         (h) Neither the Company nor any of its Subsidiaries is subject to any outstanding order, judgment, injunction, decree or writ from, or contractual or other obligation (including indemnification obligation) to or with, any Governmental Entity or other Person in respect of which the Company or any of its Subsidiaries may be required to incur any costs or expenses in connection with any Remedial Action that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

         (i) None of the Real Property is, and neither the Company nor any of its Subsidiaries, has received written notice that the Company or any of its Subsidiaries has transported or arranged for transportation (directly or indirectly) of any Hazardous Substances relating to the Real Property to any location that is listed or formally proposed for listing as requiring remediation or clean up under CERCLA, or on any similar state list, or the subject of federal, state or local enforcement actions or investigations or Remedial Action that has not been resolved.

         (j) No work, repair, construction or capital expenditure is required or planned in respect of the Real Property or the business of the Company and its Subsidiaries, taken as a whole as currently conducted, pursuant to or to comply with any presently effective Environmental Law, nor have the Company and its Subsidiaries received any written notice of any such requirement from any Governmental Entity, except for such work, repair, construction or capital expenditure as is not reasonably expected, individually or in the aggregate, to result in a Material Adverse Effect or is in the ordinary course of business.

         (k) The Company has disclosed and made available to the Questor Investors all material documentation prepared since January 1, 1995 (including all site assessments, audits and studies) in the possession, custody or control of the Company and its Subsidiaries or their respective representatives relating to (i) the environmental conditions on, under or about the Real Property, and
(ii) Hazardous Substances used, managed, handled, transported, treated, generated, stored or Released by the Seller or any other Person at any time on any Real Property, or otherwise in connection with the use or operation of the properties or assets used in or held for use by the Company and its Subsidiaries.

         4.20 Taxes.

         (a) All Tax Returns of the Company and its Subsidiaries required to be filed on or prior to the relevant Closing Date have (or by the relevant Closing Date will have) been duly and timely filed or the time for filing such Tax Returns has been validly extended to a date after the relevant Closing Date. All such Tax Returns are correct and complete in all material respects.

         (b) (i) All Taxes that are or may become payable by the Company and its Subsidiaries or chargeable as a lien upon any of their properties or assets in respect of any taxable period (or portion thereof) ending on or prior to the relevant Closing Date have been duly and timely paid or have been properly reserved for in the Company's books and records and will be duly and timely paid, and (ii) all Taxes required to be withheld by the Company and its Subsidiaries on or prior to the relevant Closing Date have (or by the relevant Closing Date will have) been duly and timely withheld and paid to the proper taxing authority or properly reserved for in accounts for such purpose, except where the failure to pay, reserve for, withhold or pay would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         (c) No written document or comparable consent extending or waiving, or having the effect of extending or waiving, the application of the statute of limitations with respect to any Taxes or Tax Returns of the Company and its Subsidiaries, and no power of attorney with respect to any such Taxes or Tax Returns of the Company or any of its Subsidiaries is currently outstanding, pending or otherwise in effect with the IRS or any other taxing authority.

         (d) Neither the Company nor any of its Subsidiaries has received notice that any of its Tax Returns or Taxes is currently under audit by any taxing authority, and neither the IRS nor any other taxing authority has proposed, asserted or assessed in writing against the Company or any of its Subsidiaries any deficiency or claim for additional Taxes or any adjustment of Taxes that has not been resolved or paid in full.

         (e) Neither the Company nor any of its Subsidiaries (i) is a party to or bound by or has any obligation under any Tax sharing, allocation, indemnity or similar agreement or arrangement, or (ii) has any liability with respect to Taxes of any other Person, whether as a transferee or successor, by contract or otherwise, except for liabilities for Taxes of the Company or any of its Subsidiaries pursuant to Treasury Regulation 1.1502-6 or any similar provision of state, local or foreign law.

         (f) The available net operating losses of the Company and its Subsidiaries for federal and state income tax purposes as of July 31, 2000 are as set forth on Section 4.20(f) of the Disclosure Schedule, and, except as set forth on Section 4.20(f) of the Disclosure Schedule, such net operating losses are not presently subject to limitation under Section 382 of the Code or, to the best knowledge of the Company and its Subsidiaries, any analogous or comparable provision of state income tax law (other than any such limitation arising as a result of the transactions contemplated by this Agreement).

         (g) The Financial Statements reflect an adequate reserve (as determined in accordance with GAAP) for all Taxes of the Company and its Subsidiaries payable with respect to all taxable periods (or portions thereof) through the date of the Financial Statements.

         (h) Neither the Company nor any Subsidiary has made any payments, is obligated to make any payments, or is party to an agreement that under certain circumstances could obligate it to make any payments which would be nondeductible under Section 280G or 162(m) of the Code.

         4.21 Employees, Labor Matters, etc.

         (a) Section 4.21(a) of the Disclosure Schedule sets forth all collective bargaining agreements to which or by which the Company or any of its Subsidiaries is a party or bound, and all labor unions or other organizations representing, purporting to represent or attempting to represent any of the Company's or its Subsidiaries' employees (collectively, the "UNION CONTRACTS").

         (b) Since January 1, 1996, there has not occurred or (to the Company's knowledge) been threatened any material strike, slowdown, picketing, work stoppage, concerted refusal to work overtime or other similar labor activity with respect to any of the employees of the Company or any of its Subsidiaries.

         (c) There are no labor disputes currently subject to any grievance procedure, arbitration or litigation and there is no representation petition pending or (to the Company's knowledge) threatened with respect to any of the employees of the Company or any of its Subsidiaries.

         4.22 Employee Benefit Plans and Related Matters.

         (a) Section 4.22(a) of the Disclosure Schedule sets forth a true and complete list of each "employee benefit plan", as such term is defined in section 3(3) of ERISA, whether or not subject to ERISA, and each employment, bonus, incentive or deferred compensation, severance, retention, change of control, stock option, stock appreciation, stock purchase, phantom stock or other equity-based, performance or other plan, program, arrangement, agreement, policy or understanding, whether written or oral, that provides benefits in respect of any employee or former employee of the Company or any of its Subsidiaries (such employees, or former employees, the "EMPLOYEES") to which Company or any of its Subsidiaries may have any liability or obligation (collectively, the "PLANS").

         (b) With respect to each Plan, the Company has made available in the Data Room or otherwise delivered to the Questor Investors complete and correct copies of, to the extent applicable, all written Plans, descriptions of all oral Plans, all trust agreements, the most recent Forms 5500 and all schedules thereto, the most recent IRS determination letter, current summary plan descriptions, all material communications received from or sent to the IRS, the Pension Benefit Guaranty Corporation or the Department of Labor.

         (c) Each Plan intended to be qualified under section 401(a) of the Code, and the trust (if any) forming a part of such Plan, has received a favorable determination letter from the IRS as to its qualification under the Code and to the effect that each such trust is exempt from taxation under section 501(a) of the Code, and to the Company's knowledge, nothing has occurred since the date of such determination letter that would, individually or in the aggregate, materially adversely affect such qualification or tax-exempt status.

         (d) The only Plans that are subject to section 412 of the Code or section 302 or Title IV of ERISA are set forth on Section 4.22(d) of the Disclosure Schedule. No Plan is a "multi-employer plan" within the meaning of section 3(37) of ERISA or a "multiple employer plan" within the meaning of section 413(c) of the Code.

         (e) With respect to any Plan subject to section 412 of the Code, all contributions to such Plan required under section 412 of the Code and due in accordance with past funding practices have been made.

         (f) No liability has been or is expected to be incurred by Company or any entity required to be aggregated with the Company under section 4001 of ERISA, (either directly or indirectly, including as a result of an indemnification obligation) under or pursuant to Title I or IV of ERISA (other than the payment of premiums to the PBGC, all of which have been paid when due) or the penalty, excise tax or joint and several liability provisions of the Code relating to employee benefit plans.

         (g) Each of the Plans has been operated and administered in all respects in compliance with all Applicable Laws, except for any failure so to comply that, individually and in the aggregate, has not and will not have or result in a material liability or obligation on the Company.

         (h) There are no material pending or (to the Company's knowledge) threatened claims by or on behalf of any of the Plans, by any Employee or otherwise involving any such Plan or the assets of any Plan (other than routine claims for benefits).

         (i) All contributions required to have been made to any Plan under the terms of any such Plan or pursuant to any applicable collective bargaining agreement or Applicable Law have been made within the time prescribed by any such Plan, agreement or Applicable Law.

         (j) As of the last day of the most recently ended fiscal year, the "projected benefit obligations" (within the meaning of the Financial Accounting Standards Board Statement No. 87) with respect to each Plan that is a "defined benefit plan" within the meaning of section 3(35) of ERISA did not exceed the fair market value of the assets of such Plan allocable to such "projected benefit obligations", determined on the basis of the actuarial assumptions specified for financial statement purposes in the actuarial report prepared for such fiscal year of such Plan, each of which assumptions is reasonable, and the present value of the "benefit liabilities" (within the meaning of, and determined in accordance with, Title IV of ERISA) under such Plan does not exceed the "current value" (within the meaning of section 3(26) of ERISA) of the assets of such Plan allocable to such benefit liabilities, determined on the basis of the actuarial assumptions required to be used in valuing pension liabilities upon plan termination.

         (k) No Employee is or may become entitled to post-employment benefits of any kind by reason of employment by the Company or any of its Subsidiaries, including, without limitation, death or medical benefits (whether or not insured), other than (1) coverage provided pursuant to the terms of any Plan specifically identified as providing such coverage in Section 4.22(k) of the Disclosure Schedule or mandated by section 4980B of the Code, (2) retirement benefits payable under any Plan qualified under section 401(a) of the Code or
(3) deferred compensation accrued as a liability on the Books and Records in accordance with GAAP applied on a basis consistent with the Financial Statements.

         (l) The consummation of the transactions contemplated by this Agreement (either alone or together with any other event) will not result in an increase in the amount of compensation or benefits or the acceleration of the vesting or timing of payment of any compensation or benefits payable to or in respect of any Employee.

         (m) No Employee will have the right to receive any retention, change in control or other similar compensation or benefits which are or may become payable in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements.

         4.23 Delaware General Corporation Law Section 203.

         The Board has taken such action as necessary to approve this Agreement and the transactions contemplated by this Agreement and any future sales by the Questor Investors for purposes of Section 203 of the Delaware General Corporation Law, including all action necessary to prevent the Questor Investors or any transferee of the Questor Investors from being deemed an "interested person" as defined in such provision.

         4.24 Actions Regarding the Rights Plan.

         The Company has taken all actions to amend the Rights Plan:

         (a) as necessary to ensure that this Agreement and the consummation of any of the transactions contemplated by this Agreement and any future issuance or purchase of shares of capital stock of the Company by the Questor Investors or their Affiliates or transferees, including the issuance of any of the Securities and the subsequent sale of any such Securities, will not result in the distribution of separate rights certificates, the occurrence of a "Distribution Date" or in any such Person being deemed to be an "Acquiring Person" under the Rights Plan; and

         (b) subject to the First Closing, to provide that the "Final Expiration Date" under the Rights Plan will be the First Closing Date.

         4.25 Brokers, Finders, etc.

         Other than Bear Stearns & Co., all negotiations relating to this Agreement and the Ancillary Agreements, and the transactions contemplated by this Agreement and the Ancillary Agreements, have been carried on without the participation of any Person acting on behalf of the Company or any of its Subsidiaries in such manner as to give rise to any valid claim against the Company or the Questor Investors for any brokerage or finder's commission, fee or similar compensation, or for any bonus payable to any officer, director, employee, agent or sales representative of or consultant to the Company or any of its Subsidiaries upon consummation of the transactions contemplated by this Agreement and the Ancillary Agreements. The Company has provided the Questor Investors with true and correct copies of all agreements between the Company and Bear Stearns & Co., and the Company will be responsible for any such fees due to Bear Stearns & Co.

         5. Representations and Warranties of the Questor Investors.

         Each of the Questor Investors represent and warrant to the Company as follows:

         5.1 Organization, Good Standing and Qualification.

         (a) The Questor Investor is duly organized, validly existing and in good standing under the laws of its state of organization and has the power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party and perform its obligations under this Agreement and the Ancillary Agreements to which it is a party.

         (b) The execution, delivery and performance of this Agreement and the Ancillary Agreements to which the Questor Investor is a party have been duly authorized by the Questor Investor.

         (c) This Agreement has been, and the Ancillary Agreements to which the Questor Investor is a party at the First Closing will have been, duly executed and delivered by the Questor Investor. This Agreement constitutes, and at the First Closing the Ancillary Agreements to which the Questor Investor is a party will constitute, valid, binding and enforceable obligations of the Questor Investor, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium, receivership or similar laws affecting creditors' rights generally and by general principles of equity (whether considered at law or in equity).



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

         5.2 No Conflicts, Consents and Approvals, etc.

         (a) Neither the execution, delivery and performance of this Agreement and the Ancillary Agreements by the Questor Investor to which it is a party, nor the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements to which it is a party, will result in:

                  (i) any conflict with the charter documents, by-laws or other organizational documents of the Questor Investor; or

                  (ii) subject to obtaining the consents referred to in Section 5.2(b), any breach or violation of or default under any statute, regulation, judgment, order or decree or any mortgage, agreement, indenture or any other instrument to which the Questor Investor is a party or by which its respective properties or assets are bound, except, in each case under the foregoing clause (ii), for such breaches, violations or defaults that would not reasonably be expected to materially impair the ability of the Questor Investor to perform its obligations under, or to consummate the transactions contemplated by, this Agreement and the Ancillary Agreements.

         (b) No consent, approval or authorization of or filing with any Governmental Entity or any other Person is required on the part of the Questor Investor in connection with the execution and delivery of this Agreement and the Ancillary Agreements to which it is a party or the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements to which it is a party, except for (i) filings, consents or approvals required under the HSR Act, (ii) compliance with the applicable requirements of the Securities Act, the Exchange Act and any applicable state securities laws, and
(iii) other filings, consents or approvals that, if not made or obtained, would not reasonably be expected to materially impair the ability of the Questor Investor to perform its obligations under, or to consummate the transactions contemplated by, this Agreement and the Ancillary Agreements to which it is a party.

         5.3 Investment.

         (a) The Questor Investor will acquire the Securities for its own account and not with a view to the distribution of any part of the Securities.

         (b) The Questor Investor has received and reviewed the Current SEC Filings filed prior to the date of this Agreement, has had an opportunity to ask questions of, and to receive answers from, the officers and management of the Company concerning the business, management and financial affairs of the Company and the terms and conditions of this investment, and has had the opportunity to review the Company's operations and facilities.

         (c) The Questor Investor acknowledges that its investment in the Securities involves substantial risk and is speculative. The Questor Investor is able to fend for itself in the transactions contemplated by this Agreement and the Ancillary Agreements to which it is a party, can bear the economic risk of such investment (including possible complete loss of such investment) for an indefinite period of time and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

         (d) The Questor Investor understands that the Securities have not been registered under the securities laws of any jurisdiction, by reason of reliance upon certain exemptions, and that the reliance of the Company on such exemptions is predicated in part upon the accuracy of the Questor Investor's representations and warranties in this Agreement. The Questor Investor represents that it is an "accredited investor" as that term is defined in Rule 501 of Regulation D as promulgated by the SEC under the Securities Act.

         (e) The Questor Investor understands that the Securities may be characterized as "restricted securities" under applicable securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations the Securities may be resold without registration only in certain limited circumstances and in accordance with the terms and conditions described in this Agreement.

         5.4 Litigation.

         There is no claim, litigation or investigation pending or (to the Questor Investor's knowledge) threatened against or involving the Questor Investor before any Governmental Entity that (i) questions the validity of, or the obligations of the Questor Investor under, this Agreement or any Ancillary Agreement, or (ii) seeks to impede, enjoin or invalidate the transactions contemplated by this Agreement or any Ancillary Agreement.

         5.5 Brokers.

         Other than Questor, all negotiations relating to this Agreement and the Ancillary Agreements to which the Questor Investor is a party, and the transactions contemplated by this Agreement and the Ancillary Agreements to which it is a party, have been carried on without the participation of any Person acting on behalf of the Questor Investors in such manner as to give rise to any valid claim against the Company for any brokerage or finder's commission, fee or similar compensation upon consummation of the transactions contemplated by this Agreement and the Ancillary Agreements to which it is a party. The Questor Investors will be responsible for any such fees due to Questor to the extent not provided for under Section 14.10.



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

         6. Registration Rights.

         6.1 Request for Registration.

         (a) Registration Requests. Questor Holders holding at least 25% of the Registrable Securities then outstanding will have the right, at any time and from time to time after the date which is six months after the First Closing Date, to make:

                  (i) a written request of the Company to file a Registration Statement under the Securities Act with respect to the sale of all or a portion of the Registrable Securities held by such Questor Holders, provided that the aggregate offering price of the Registrable Securities proposed to be sold by such Questor Holders is reasonably expected to equal or exceed $10,000,000 (net of underwriting discounts and commissions) (each, a "DEMAND REGISTRATION"); and

                  (ii) a written request (each such request, and each request for a Demand Registration, a "REGISTRATION REQUEST") of the Company to file a registration on Form S-3 or any similar short form registration, provided that the aggregate offering price of the Registrable Securities proposed to be sold by such Questor Holders is reasonably expected to equal or exceed $2,000,000 (net of underwriting discounts and commissions) (each such registration, a "SHORT FORM REGISTRATION").

         (b) Subject to Sections 6.1(d) and 6.1(e):

                  (i) the Company will give written notice of such request to all Questor Holders (a "REGISTRATION NOTICE") within 10 days following its receipt of a Registration Request; and

                  (ii) the Company will use its reasonable best efforts to effect as soon as practicable the registration under the Securities Act of all Registrable Securities which the Questor Holders request to be registered within 20 days after the giving of the Registration Notice by the Company.

         (c) Underwritten Request Registrations. Subject to Sections 6.1(d) and 6.1(e), if the Questor Holders initiating the Registration Request (the "INITIATING HOLDERS") intend to distribute the Registrable Securities covered by their Registration Request by means of an underwriting:

                  (i) the Initiating Holders must so advise the Company in their Registration Request and the Company will include such information in the Registration Notice;

                  (ii) the Initiating Holders will have the right to select the lead underwriter or manager to administer the offering, subject to the Company's approval, which approval not to be unreasonably withheld or delayed;

                  (iii) the right of any Questor Holder to include its Registrable Securities in such registration will be conditioned upon such Questor Holder's participation in the underwriting and the inclusion of such Questor Holder's Registrable Securities in the underwriting to the extent provided in this Agreement (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Questor Holder);

                  (iv) all Questor Holders proposing to distribute their securities through the underwriting (together with the Company as provided in Section 6.3(e)) will enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting; and

                  (v) notwithstanding any other provision of this Section 6.1, if the underwriter advises the Company in writing that the number of Registrable Securities, and, if permitted under this Agreement, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in the offering without adversely affecting the marketability of the offering, the Company will include in such registration or prospectus:

                           (1) first, such number of the Registrable Securities
                  requested to be included by the Questor Holders which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the Questor Holders on the basis of the aggregate number of Registrable Securities owned by each Questor Holder; and

                           (2) second, such number of securities which are not
                  Registrable Securities, which in the opinion of such underwriters, can be sold without adversely affecting the marketability of the offering, pro rata among their respective holders on the basis of the aggregate number of such securities owned by each such holder.

         (d) Company Detriment Limitation on Request Registration.

                  (i) If the Company furnishes to the Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors, it would be detrimental to the Company and its stockholders for the Company to file a Registration Statement and the Company therefore wishes to defer the filing of such Registration Statement, the Company may defer such filing for a period of not more than 120 days after receipt of the Registration Request.

                  (ii) The Company may only defer the filing of a Registration Statement following receipt of a Registration Request under this
         Section 6.1(d) once in any twelve-month period.

                  (iii) If the Company defers the filing of a Registration Statement in accordance with this Section 6.1(d), the Initiating Holders may withdraw their request for registration by giving written notice to the Company within 45 days after the earlier of (1) receipt of the notice of postponement, or (2) the termination of such period of deferment, and such request will not be counted as a Registration Request for the purposes of Section 6.1(a) (but it will be so counted for the purposes of Section 6.1(d)(ii)).

         (e) Other Restrictions on Request Registrations. The Company will not be obligated to effect, or to take any action to effect:

                  (i) any request for a Demand Registration, and such request will not be counted as a Registration Request for the purposes of
         Section 6.1(a), after the Company has effected three Demand Registrations and such registrations have been declared effective;

                  (ii) any request for a Short Form Registration, and such request will not be counted as a Registration Request for the purposes of Section 6.1(a), after the Company has effected four Short Form Registrations and such registrations have been declared effective; and

                  (iii) any request for a Demand Registration or Short Form Registration, and such request will not be counted as a Registration Request for the purposes of Section 6.1(a), during the period starting with the date 60 days prior to the Company's good faith estimate of the date of filing of, and ending on the date 90 days after the effective date of, a registration under Section 6.1 or 6.2.

         6.2 Company Registration.

         If the Company proposes to register (including any registration for stockholders other than Questor Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (but excluding a registration solely for the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act or a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities, which are also being registered):

         (a) the Company will promptly give each Questor Holder written notice of such registration; and

         (b) upon the written request of each Questor Holder given within 20 days after mailing of such notice by the Company and subject to Section 6.6, the Company will include in such registration, subject to Section 6.6(b), all of the Registrable Securities that each Questor Holder has requested to be registered.

         6.3 Obligations of the Company.

         Whenever the Questor Holders give a written request to the Company to register any Registrable Securities under this Section 6, the Company will, as expeditiously as reasonably possible:

         (a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities in such form as the Company may select and as may permit the disposition of the subject Registrable Securities according to the intended method or methods of disposition specified by the Initiating Holders, use its reasonable best efforts to cause the Registration Statement to become effective, and, upon the request of the Questor Holders of a majority of the Registrable Securities registered under the Registration Statement, keep the Registration Statement effective for up to 120 days, provided, that:

                  (i) the 120-day period will be extended for a period of time equal to the period the Questor Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and

                  (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period will be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that:

                           (1) Rule 415, or any successor rule under the
                  Securities Act, permits an offering on a continuous or delayed basis; and

                           (2) applicable rules under the Securities Act
                  governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (x) includes any prospectus required by Section 10(a)(3) of the Securities Act or (y) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the incorporation by reference in the Registration Statement of information required to be included in (x) and





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

                  (y) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act;

         (b) prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

         (c) furnish to the Questor Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

         (d) use its reasonable best efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as will be reasonably requested by the Questor Holders and to do any and all other acts and things which may be reasonably necessary or advisable to enable the Questor Holders to consummate the disposition of the securities owned by them in such jurisdictions, provided that the Company will not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

         (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form (including, without limitation, with respect to indemnification and contribution provisions), with the managing underwriter of such offering;

         (f) enter into such customary agreements and take all such other actions as the Questor Holders or, in any underwritten public offering, the underwriters may reasonably request in order to expedite or facilitate the disposition of their Registrable Securities, including effecting a share split or a combination of shares, and preparing for and participating in such number of "road shows" and all such other customary selling efforts as the underwriters may reasonably request in order to expedite or facilitate such disposition;

         (g) notify each Questor Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating to those Registrable Securities is required to be delivered under the Securities Act of the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will as promptly as practicable prepare a supplement or amendment to such prospectus and furnish each




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

Questor Holder with a reasonable number of copies of such supplement or amendment as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (h) use its reasonable best efforts to cause all such Registrable Securities registered pursuant to this Section 6 to be listed on each securities exchange on which similar securities issued by the Company are then listed;

         (i) use its reasonable best efforts to provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Section 6 and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

         (j) at the request of any Questor Holder requesting registration of Registrable Securities pursuant to this Section 6, use its reasonable best efforts to furnish the following documents (1) if such securities are being sold through underwriters, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this
Section 6, or (2) if such securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective:

                  (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Questor Holders requesting registration of Registrable Securities; and

                  (ii) a letter dated such date, from the Accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Questor Holders requesting registration of Registrable Securities; and

         (k) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement will satisfy Section 11(a) of the Securities Act.

         6.4 Furnish Information.

         (a) It is a condition precedent to the obligations of the Company to take any action under this Section 6 with respect to the Registrable Securities of any selling Questor Holder that such Questor Holder furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities required to effect the registration of such Questor Holder's Registrable Securities.

         (b) If a requested registration is not initiated as a result of the application of Section 6.4(a), such request will not constitute a Registration Request for the purposes of Section 6.1(a).

         6.5 Expenses of Registration.

         (a) The Company will:

                  (i) bear all expenses incidental to the Company's performance of or compliance with this Section 6, including, without limitation, all expenses incident to the Company's performance of or compliance with any registration under this Section 6 (collectively, the "REGISTRATION EXPENSES"), including, (1) registration, filing and NASD fees, (2) fees and expenses of complying with securities or blue sky laws, (3) fees and expenses associated with listing securities on an exchange or NASDAQ, (4) word processing, duplicating and printing expenses, (5) messenger and delivery expenses, (6) transfer agents', trustees', depositories', registrars' and fiscal agents' fees, (7) fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters, (8) reasonable fees and disbursements of any one counsel retained by the Initiating Holders, and (9) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding (10) underwriting discounts and commissions and transfer taxes, if any; and

                  (ii) pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on NASDAQ.

         (b) To the extent that the Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration under this Section 6 will pay those Registration Expenses allocable to the registration of such holder's




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

securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

         6.6 Underwriting Requirements.

         (a) In connection with any offering involving an underwriting of shares of the Company's capital stock made under Section 6.2, the Company need not include any of the Questor Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company.

         (b) If the total amount of securities, including Registrable Securities, proposed or requested to be included in an offering referred to in
Section 6.6(a) exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company will be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering, and the securities included in such offering will be apportioned in the following order of priority: first, all of the securities to be offered for the account of the Company; second, all of the securities of any Person with priority over any other holder of securities to have its securities included in such offering pursuant to a written agreement with the Company entered into prior to the date of this Agreement (and any other Person with respect to whom the Questor Holders holding more than 50% of the Registrable Securities then outstanding have consented to the grant by the Company of registration rights that are pari passu with the registration rights granted under this Section 6); third, all of the Registrable Securities to be offered for the account of the Questor Holders, pro rata based on the number of Registrable Securities owned by the Questor Holders; and fourth, any other securities requested to be included in such underwritten offering.

         6.7 Suspension of Disposition

         (a) Each Questor Holder agrees that, upon receipt of any notice from the Company under Section 6.3(g), it will forthwith discontinue disposition of Registrable Securities under the Registration Statement covering such Registrable Securities until its receipt of the copies of the supplement or amendment to the prospectus as provided under Section 6.3(g) and, if so directed by the Company, each Questor Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Questor Holder's possession of the prospectus covering such Registrable Securities that is current at the time of receipt of the notice.

         (b) If the Company gives a notice under Section 6.3(g), the Company will extend the period during which the relevant Registration Statement is to be maintained effective under this Section 6 (including the period referred to in Section 6.3(a)(ii)) by the number of days during the period from and including the date of the giving of such notice under Section 6.3(g) to and including the date when the Questor Holders receive the copies of the supplement or amendment to the prospectus under Section 6.3(g).

         6.8 Indemnification.

         In the event any Registrable Securities are included in a Registration Statement under this Section 6:

         (a) the Company will indemnify and hold harmless each Questor Holder, the partners, officers, shareholders and directors of each Questor Holder, legal counsel and accountants for each Questor Holder, any underwriter (as defined in the Securities Act) for such Questor Holder and each person, if any, who controls such Questor Holder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively, "HOLDER INDEMNIFIED PARTIES") against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each, a "VIOLATION"):

                  (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any amendments or supplements thereto;

                  (ii) the omission or alleged omission to state therein a material fact required to be stated in the Registration Statement, or necessary to make the statements in the Registration Statement not misleading; or

                  (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Company will pay to each such Holder Indemnified Party, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, that the indemnity agreement contained in this Section 6.8(a) will not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld), nor will the Company be liable to any Holder Indemnified Parties for any such loss, claim, damage,





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

liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder Indemnified Parties;

         (b) each selling Questor Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, other shareholders of the Company, any underwriter, any other Questor Holder selling securities in such registration statement, any of such other Questor Holder's partners, directors and officers and any controlling person of any such underwriter or other Questor Holder (collectively, "COMPANY INDEMNIFIED PARTIES"), against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Questor Holder expressly for use in connection with such registration, and each such Questor Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Company Indemnified Party, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, that:

                  (i) the indemnity agreement contained in this Section 6.8(b) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Questor Holder, which consent will not be unreasonably withheld; and

                  (ii) in no event will any indemnity under this Section 6.8(b) exceed the net proceeds from the offering received by such Questor Holder;

         (c) promptly after receipt by an indemnified party under this Section
6.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect of such action is to be made against any indemnifying party under this Section 6.8, deliver to the indemnifying party a written notice of the commencement of such action and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense of such action with counsel mutually satisfactory to the parties; provided, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) will have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, will relieve such indemnifying party of any liability to the indemnified party under this Section 6.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.8;

         (d) if the indemnification provided for in this Section 6.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to in this
Section 6.8, then the indemnifying party, in lieu of indemnifying such indemnified party under this Section 6.8, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that:

                  (i) in no event will any contribution by a Questor Holder under this Section 6.8(d) exceed the net proceeds from the offering received by such Questor Holder; and

                  (ii) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission;

         (e) the indemnification required by this Section 6.8 will be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred;

         (f) notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement will control with respect to the rights and obligations of each of the parties to the underwriting agreement; and



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

         (g) the obligations of the Company and Questor Holders under this
Section 6.8 will survive the completion of any offering of Registrable Securities in a Registration Statement under this Section 6 or otherwise.

         6.9 Reports Under Exchange Act.

         With a view to making available to the Questor Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Questor Holder to sell securities of the Company to the public without registration or pursuant to a Short Form Registration, the Company agrees to use its reasonable best efforts to:

         (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first Registration Statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

         (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) furnish to any Questor Holder, at the Company's expense, so long as the Questor Holder owns any Registrable Securities, forthwith upon request:

                  (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to a Short Form Registration (at any time after it so qualifies);

                  (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and

                  (iii) such other information as may be reasonably requested in availing any Questor Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to a Short Form Registration.

         6.10 Holdback Agreements.

         (a) Each Questor Holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144 of the Securities Act) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to, and the 180-day period beginning on, the effective date of or date of the final receipt for any underwritten registration of securities of the Company (except as part of such underwritten registration), or such shorter period as the underwriters managing the registered public offering may otherwise agree.

         (b) The Company agrees:

                  (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of or date of the final receipt for any underwritten registration (except as part of such underwritten offering or pursuant to registrations under the Securities Act on Form S-4 or S-8 or any successor or similar forms), or such shorter period as the underwriters managing the public offering may otherwise agree; and

                  (ii) to use its reasonable best efforts to cause each holder of shares of Common Stock, Series B Preferred Stock, or any securities convertible into or exchangeable or exercisable for Common Stock or Series B Preferred Stock constituting at least 5% of the issued and outstanding shares of the capital stock of the Company (on a fully-diluted and as-converted basis), purchased from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 of the Securities Act) of any such securities during such period (except as part of such underwritten offering, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

         6.11 Termination of Registration Rights.

         No Questor Holder may exercise any right provided for in this Section 6 after such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Questor Holder's shares and the shares of all "affiliated" Questor Holders (as "affiliated" is defined by the Securities Act) during a three-month period without registration.

         6.12 Other Registration Rights.

         The Company may not grant any holder or prospective holder of any securities of the Company any registration rights with respect to such securities that would be superior to, conflict with, or limit in any way, the registration rights granted under this Section 6, without the prior written consent of the Questor Holders holding more than 50% of the Registrable Securities then outstanding.

         7. Stockholder Approval.

         7.1 Stockholder Meeting.

         In order to consummate the transactions contemplated by this Agreement and the Ancillary Agreements, the Company, acting through its Board, will duly call, set a record date for, give notice of, convene and hold a special meeting of its stockholders (the "STOCKHOLDERS MEETING") in accordance with applicable law, as soon as practicable, and in any event, by September 15, 2001, for the purpose of obtaining the Stockholder Approval.

         7.2 Proxy Statement.

         (a) As soon as reasonably practicable after the date of this Agreement and in connection with the solicitation of the Stockholder Approval, the Company, in consultation with the Questor Investors, will prepare and file with the SEC a preliminary proxy statement relating to this Agreement, the Certificate of Amendment and other Ancillary Agreements and the other transactions contemplated by this Agreement and the Ancillary Agreements.

         (b) Subject to Section 9.3(a), the Company will include in the Proxy Statement the recommendation of the Board that stockholders of the Company vote in favor of the adoption and approval of this Agreement, the Certificate of Amendment and other Ancillary Agreements and the other transactions contemplated by this Agreement and the Ancillary Agreements.

         (c) The Company will consult with the Questor Investors and provide the Questor Investors and their counsel with a reasonable opportunity to review all filings (prior to the making of such filings) with and responses from the SEC.

         (d) The Company will use all reasonable best efforts to respond promptly to any comments made by the SEC on the preliminary proxy statement, and to obtain and furnish the information required to be included by the SEC in such proxy statement.

         (e) The Company will use its reasonable best efforts to cause a definitive proxy statement that complies as to form and otherwise in all material respects with the provisions of the Exchange Act and other applicable law to be filed with the SEC and mailed, by first class mail, to its stockholders at the earliest reasonably practicable date (the "PROXY STATEMENT").




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

         (f) The Questor Investors will furnish all information concerning the Questor Investors and any new directors to be nominated by the Questor Investors for election to the Board as may reasonably be requested by the Company in connection with the Proxy Statement.

         (g) The Company, in consultation with the Questor Investors, will take any action required to be taken, and make any other filings required, under the Securities Act, the Exchange Act and applicable state securities laws in connection with the issuance of the Securities, including any filing or statement or report to stockholders required by Rule 14f-1 under the Exchange Act. The Questor Investors will furnish all information concerning the Questor Investors as may be reasonably requested by the Company in connection with such actions and filings.

         7.3 Compliance with Law; No False or Misleading Statements.

         (a) The Company agrees that the Proxy Statement and any other filings with the SEC in connection with the transactions contemplated by this Agreement, on the date the Proxy Statement is cleared by the SEC, on the date upon which the Proxy Statement is mailed to the stockholders of the Company and on the date upon which Stockholder Approval is obtained:

                  (i) will comply with the Securities Act and the Exchange Act in all material respects; and

                  (ii) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated in or necessary in order to make the statements in the Proxy Statement or filings, in light of the circumstances under which they were made, not misleading, except to the extent that such statement or omission was made in reliance upon and in conformity with the information furnished to the Company by the Questor Investors expressly for use in the preparation of the Proxy Statement or such other filings.

         (b) Each of the Questor Investors agrees that the information that it furnished and will furnish expressly for use in the Proxy Statement and any other filings with the SEC in connection with the transactions contemplated by this Agreement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated in or necessary in order to make the statements in such filings made in reliance upon and in conformity with the information so furnished, in light of the circumstances under which they were made, not misleading, on the date the Proxy Statement is cleared by the SEC, on the date upon which the Proxy Statement is mailed to the stockholders of the Company and on the date upon which Stockholder Approval is obtained.

         (c) Each of the Questor Investors and the Company agrees to correct as promptly as reasonably practicable any information that it provides for inclusion in the Proxy Statement or other filings in connection with the transactions contemplated by this Agreement that becomes false or misleading in any material respect.

         (d) As promptly as reasonably practicable, the Company will take all steps reasonably necessary to file with the SEC and have cleared by the SEC any amendment or supplement to the Proxy Statement to correct any information that becomes false or misleading in any material respect and to cause the amendment or supplement to be disseminated to the Company's stockholders to the extent required by applicable law.

         7.4 Comfort Letter.

         The Company will use all reasonable best efforts to cause PricewaterhouseCoopers, LLP, the Company's independent accountants to deliver to the Questor Investors a letter dated as of the date of the Proxy Statement and addressed to the Company and the Questor Investors, in form and substance reasonably satisfactory to the Questor Investors, in connection with the procedures undertaken by them with respect to the financial statements and other financial information of the Company and its Subsidiaries contained in the Proxy Statement and the other matters contemplated by AICPA Statement No. 76 and customarily included in comfort letters relating to transactions similar to the transactions contemplated by this Agreement.

         8. Rights Offering.

         8.1 Rights.

         (a) As promptly as practicable following the First Closing, the Company will conduct a distribution to each record holder of Common Stock, as of a record date after the First Closing to be set by the Company, of the non-transferable right (the "RIGHTS") to purchase, at $50.00 per share, a pro-rata portion of 300,000 shares of Series B-1 Preferred Stock (subject to rounding as set forth below) (the "RIGHTS OFFERING").

         (b) Based on the current outstanding shares of Common Stock, in the Rights Offering:

                  (i) the Company will distribute 0.03270.036 of a Right to purchase one share of Series B-1 Preferred Stock with respect to each share of Common Stock outstanding as of the record date for the Rights Offering, at no cost to the record holders;

                  (ii) the exercise of one Right together with the payment of $50.00 in cash will entitle the holder to purchase one share of Series B-1 Preferred Stock;

                  (iii) the Rights will be evidenced by transferable subscription certificates;

                  (iv) no fractional Rights or cash in lieu of fractional Rights will be issued or paid, and the number of Rights distributed to each holder of Common Stock will be rounded up to the nearest whole number of Rights; and

                  (v) brokers, dealers and other nominees holding shares of Common Stock on the record date for more than one beneficial owner will be entitled to obtain separate subscription certificates for their beneficial owners so that they may each receive the benefit of rounding.

         (c) The Company will promptly prepare and submit to Questor for review, a form of subscription agreement, subscription certificate and all other documents and instruments required in connection with the Rights Offering, all of which must be in form and substance reasonably satisfactory to Questor (the "RIGHTS OFFERING DOCUMENTS").

         8.2 Registration Statement.

         (a) As promptly as practicable after the First Closing Date, the Company will prepare and file with the SEC a Registration Statement on Form S-3 and in proper form to effect the Rights Offering (including the issuance of the Rights Securities), for the purpose of registering under the Securities Act the offering, sale and delivery of the Rights Securities.

         (b) The Company will use its reasonable best efforts to have the Registration Statement referred to in Section 8.2(a) declared effective under the Securities Act as promptly as practicable after the First Closing.

         (c) The Company will consult with the Questor Investors and provide the Questor Investors and their counsel with a reasonable opportunity to review all filings (prior to the making of such filings) with and responses from the SEC.

         (d) The Company will use all reasonable best efforts to respond promptly to any comments made by the SEC on the Registration Statement referred to in Section 8.2(a), and to obtain and furnish the information required to be included by the SEC in such Registration Statement.

         (e) The Questor Investors will furnish all information concerning the Questor Investors as may reasonably be requested by the Company in connection with the Registration Statement referred to in Section 8.2(a).

         (f) The Company agrees that the Registration Statement referred to in
Section 8.2(a), and any other filings with the SEC in connection with the Rights Offering, on the date the Registration Statement is declared effective:

                  (i) will comply with the Securities Act and the Exchange Act in all material respects; and

                  (ii) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated in or necessary in order to make the statements in the Registration Statement or filings, in light of the circumstances under which they were made, not misleading, except to the extent that such statement or omission was made in reliance upon and in conformity with the information furnished to the Company by the Questor Investors expressly for use in the preparation of the Registration Statement or such other filings.

         (g) Each of the Questor Investors agrees that the information that it furnished and will furnish expressly for use in the Registration Statement referred to in Section 8.2(a), and any other filings with the SEC in connection with the Rights Offering will not, on the date the Registration Statement is declared effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated in or necessary in order to make the statements in the Registration Statement or filings made in reliance upon and in conformity with the information so furnished, in light of the circumstances under which they were made, not misleading.

         (h) Each of the Questor Investors and the Company agrees to correct as promptly as reasonably practicable any information that it provides for inclusion in the Registration Statement referred to in Section 8.2(a) or other filings in connection with the Rights Offering that becomes false or misleading in any material respect.

         (i) As promptly as reasonably practicable, the Company will take all steps reasonably necessary to file with the SEC and have cleared by the SEC any amendment or supplement to the Registration Statement referred to in Section 8.2(a) to correct any information that becomes false or misleading in any material respect and to cause the amendment or supplement to be disseminated to the Company's stockholders to the extent required by applicable law.

         (j) The Company agrees to take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified or filing a general consent to service of process in any jurisdiction) reasonably required to be taken under any applicable state securities laws in connection with the issuance of the Rights Securities.


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


         9. Alternative Transactions.

         9.1 No Solicitation.

         (a) Prior to the First Closing and subject to Section 9.1(b):

                  (i) the Company will not, directly or indirectly, through any officer, director, employee, affiliate or agent (each, a "REPRESENTATIVE") or otherwise, take any action to solicit, initiate, seek, encourage or support any inquiry, proposal or offer from, furnish any information to, participate in any negotiations with, or enter into any agreement, arrangement or understanding with, any Person regarding any acquisition of the Company, any merger or consolidation with or involving the Company, or any acquisition of a material portion of the assets or shares of capital stock (whether or not currently outstanding) of the Company or any transaction that would result in a change of control of the Company (each, an "ALTERNATIVE TRANSACTION"), but nothing will prohibit customary calls with analysts consistent with past practice and in compliance with applicable law in respect of Company results; and

                  (ii) the Company agrees to cease all existing activities, discussions and negotiations with any parties with respect to any proposal for an Alternative Transaction.

         (b) Prior to the Stockholder Approval, in the event the Company receives an unsolicited proposal for an Alternative Transaction from any Person (the "POTENTIAL ACQUIROR"), and in respect of which:

                  (i) the Board, after consultation with the Company's independent financial advisor, determines in good faith that the Potential Acquiror has the financial ability to consummate such an Alternative Transaction without undue delay;

                  (ii) the Board determines in good faith, after receiving advice from the Company's financial advisor, that such proposed Alternative Transaction is reasonably likely to be more favorable to the Company and its stockholders than the transactions contemplated by this Agreement and the Ancillary Agreements; and

                  (iii) the Board, after consultation with counsel, determines in good faith that the failure to take any of the following actions could reasonably be expected to constitute a breach of its fiduciary duty to the stockholders of the Company under Delaware law,



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

then the Company may, without violating this Agreement, thereafter furnish information to and enter into discussions or negotiations with the Potential Acquiror, provided that, prior to taking any such action, the Company obtains an executed confidentiality agreement reasonably satisfactory to it and containing terms no less favorable to the Company than the Confidentiality Agreement.

         9.2 Notice.

         (a) If the Company or any of its Representatives receives any proposal for or inquiry regarding any Alternative Transaction or any request for non-public information in connection with such proposal or inquiry, the Company will promptly notify the Questor Investors of the identity of the Person making, and describe the terms and conditions of, such proposal or inquiry.

         (b) The Company will keep the Questor Investors fully informed of the status and material details of any proposed Alternative Transaction or other transaction (including any material amendments or material proposed amendments of any such proposed Alternative Transaction or other transaction).

         9.3 Board Recommendation.

         (a) Neither the Board nor any committee of the Board:

                  (i) may withdraw or modify or propose to withdraw or modify, in any manner adverse to the Questor Investors, the approval or recommendation of the Board or committee of this Agreement and the Ancillary Agreement and the transactions contemplated by this Agreement and the Ancillary Agreements unless the Board determines that the failure to withdraw or modify the recommendation is reasonably likely to constitute a breach of the Board's fiduciary duty under Delaware law; or

                  (ii) may approve or recommend, or propose to approve or recommend, any proposal for an Alternative Transaction, other than a bona fide proposal (a "SUPERIOR PROPOSAL") that the Board has determined in good faith, taking into account the advice of its financial advisor, is more favorable to the Company and its stockholders than the transactions contemplated by this Agreement and the Ancillary Agreements, after taking into account any proposed amendments to this Agreement offered by the Questor Investors within three Business Days after the notice provided by the Company under
         Section 12.1(g)(ii).

         (b) This Section 9.3 does not prohibit the Company from at any time taking and disclosing to its stockholders a position contemplated by Rule 14e-2 or 14d-9 promulgated under the Exchange Act, so long as the position adopted does not approve or




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

recommend acceptance of a proposal for an Alternative Transaction except as permitted by Section 9.3(a).

         10. Other Covenants

         10.1 Efforts to Consummate Transactions.

         Subject to the terms and conditions of this Agreement, each party will use its commercially reasonable efforts consistent with applicable legal requirements to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable to bring about the satisfaction as soon as practicable of all conditions contained in Section 11 and to consummate, implement and make effective the transactions contemplated by this Agreement and the Ancillary Agreements.

         10.2 Consents.

         The Company will, and will cause each of its Subsidiaries to, use all commercially reasonable efforts to obtain all Consents necessary for the Company to consummate the transactions contemplated by this Agreement and the Ancillary Agreements, and will, and will cause each of its Subsidiaries to, cooperate in all reasonable respects with the Questor Investors in their efforts to obtain all such Consents.

         10.3 HSR Act.

         (a) Without limiting the generality of Section 10.2, each of the Company and the Questor Investors will, as promptly as practicable, file with the United States Federal Trade Commission (the "FTC") and the United States Department of Justice (the "DOJ") the notification and report form, if any, required for the transactions contemplated by this Agreement and the Ancillary Agreements and any supplemental information requested in connection with such form under the HSR Act, any such notification and report form and supplemental information to be in substantial compliance with the requirements of the HSR Act.

         (b) The Company and the Questor Investors will, as promptly as practicable, comply with any other laws of any country or the European Union that are applicable to any of the transactions contemplated by this Agreement and the Ancillary Agreements and under which any consent, approval or authorization of, or filing with, any Governmental Entity or any other Person in connection with such transactions is necessary.

         (c) The Company and the Questor Investors will furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing that is necessary under the HSR Act or any other law.

         (d) The Company and the Questor Investors will keep each other apprised of the status of any communications with, and any inquiries or requests for additional information from, the FTC and the DOJ and any other Governmental Entity and will comply promptly with any such inquiry or request.

         (e) Each of the Company and the Questor Investors will use commercially reasonable efforts to obtain any clearance required under the HSR Act or any other consent, approval or authorization of any Governmental Entity necessary for the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements.

         (f) The Company will be responsible for all filing fees in connection with any filings required under the HSR Act or any other laws of any country or the European Union in compliance with this Section 10.3.

         10.4 Conduct of Business Pending First Closing.

         (a) From the date of this Agreement until the First Closing, except as set forth in the Disclosure Schedule, as contemplated by this Agreement or as otherwise consented to by the Questor Investors in writing, such consent not to be unreasonably withheld or delayed, the Company will, and will cause each of its Subsidiaries to conduct its business in the ordinary course in substantially the same manner in which it previously has been conducted and, to the extent consistent with such business, use commercially reasonable efforts to preserve intact its present business organization and to preserve its relationships with customers, suppliers and others having business dealings with it.

         (b) Without limiting the generality of Section 10.4(a), from the date of this Agreement until the First Closing, except as set forth in the Disclosure Schedule, as contemplated by this Agreement or as otherwise consented to by the Questor Investors in writing, such consent not to be unreasonably withheld or delayed, the Company will not, and will ensure that each of its Subsidiaries does not:

                  (i) (x) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock, other than dividends and distributions by a direct or indirect wholly owned Subsidiary of the Company to its parent, (y) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (z) purchase, redeem or otherwise acquire any shares or other securities, or any rights, warrants or options to acquire any such shares or other securities, of the capital stock of the Company or any of its Subsidiaries;

                  (ii) grant, issue, deliver, sell, pledge or otherwise encumber any shares of its capital stock, any other voting securities or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities, except pursuant to options or warrants outstanding on the date of this Agreement and the Balser Agreement;

                  (iii) amend its certificate of incorporation, by-laws or other comparable organizational documents, other than to increase the number of authorized shares of capital stock and to create the Series B-1 Preferred Stock to enable the Company to consummate the transactions contemplated by this Agreement;

                  (iv) acquire or agree to acquire (1) by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, limited liability company, partnership, joint venture, association or other business organization or division thereof, or (2) any assets or services of any kind other than (A) pursuant to written purchase orders issued in the ordinary course of business and in customary amounts consistent with past practices or (B) acquisitions of assets or services in the ordinary course of business and in customary amounts consistent with past practices that, individually, do not exceed $25,000;

                  (v) sell, lease, license, mortgage or otherwise encumber or subject to any Lien, other than a Permitted Lien, or otherwise dispose of any of its properties or assets, other than in the ordinary course of business consistent with past practice, that are material to the Company and its Subsidiaries taken as a whole;

                  (vi) incur any indebtedness, except for borrowings for working capital purposes not in excess of recent past practice and current lending arrangements;

                  (vii) make or agree to make any new capital expenditure or capital expenditures which in the aggregate are in excess of $100,000;

                  (viii) pay (or commit to pay) any bonus or other incentive compensation to any officer, director, partner or other employee except in a manner consistent with past practice or grant (or commit to grant) to any officer, director, partner or employee any other increase in compensation, except for normal increases consistent with recent practice;

                  (ix) (1) enter into, adopt or amend (or commit to enter into, adopt or amend) any employment, retention, change in control, collective bargaining, deferred compensation, severance, retirement, bonus, profit-sharing, stock option or other equity, pension or welfare plan or agreement maintained for the benefit of any officer, director, partner or employee, except as required by law, or (2) except as required by agreements set forth on the Disclosure Schedule or in the exhibits to the Current SEC Filings filed prior to the date of this Agreement, grant or pay (or commit to grant or pay) any severance or termination compensation or benefits to any officer, director, partner or employee;

                  (x) make any tax election inconsistent with past practices or settle or compromise any material income tax liability;

                  (xi) except in the ordinary course of business or except as would not reasonably be expected to have a Material Adverse Effect on the Company, modify, amend, terminate, waive, release or assign any material rights or claims under any material contract or agreement to which the Company or any Subsidiary is a party;

                  (xii) make any material change to its accounting methods, principles or practices, except as may be required by generally accepted accounting principles;

                  (xiii) take any action or omit to take any action, except as required by law, which action or omission would result in a breach or inaccuracy of any of the representations and warranties set forth in
         Section 4 in any material respect at, or as of any time prior to, the First Closing; or

                  (xiv) authorize, or commit or agree to take, any of the foregoing actions.

         (c) From the date of this Agreement until the Second Closing, the Seller will promptly advise the Questor Investors of any fact, condition, occurrence or change known to the Seller that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or cause a breach of Section 10.4(a) or Section 10.4(b).

         10.5 Access and Information.

         (a) Subject to Section 10.5(c), from the date of this Agreement until the First Closing, upon reasonable notice, the Company will, and will cause each of its Subsidiaries to, give to the Questor Investors and their representatives access at all reasonable times during normal business hours, subject to the Company's normal health and safety requirements and accompanied by a Company representative, to its properties, books and records and furnish for inspection such information and documents in its possession relating to the Company and its Subsidiaries as the Questor Investors may reasonably request, provided that the Questor Investors will not conduct or commission any subsurface investigation or other Phase II investigation without the Company's prior written consent, such consent to be granted in the Company's sole discretion.




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

         (b) Subject to Section 10.5(c), the Questor Investors have provided to the Company a copy of the executive summaries of the environmental assessment of the Real Property and the other assets and facilities owned, leased, operated or used by the Company and its Subsidiaries (the "ENVIRONMENTAL SITE ASSESSMENT") that has been conducted by the Questor Investors. The final Environmental Site Assessment will be provided to the Company within the later of (i) 20 days after the date of this Agreement, and (ii) five days after receipt of the final Environmental Site Assessment by the Questor Investors, and in any event, prior to the First Closing Date.

         (c) All information and documents obtained by the Questor Investors under this Section 10.5 will be subject to the terms of the Confidentiality Agreement.

         10.6 Publicity.

         (a) No press release, public announcement or disclosure to any Person related to this Agreement and the Ancillary Agreements or the transactions contemplated in this Agreement and the Ancillary Agreements, may be issued or made without the joint approval of the Company and the Questor Investors, unless required by law, in which case the Company and the Questor Investors, as the case may be, will use their best efforts to allow the other sufficient time, consistent with such obligations, to review the nature of such legal obligations and to comment upon such disclosure prior to publication, or except as provided in Section 10.6(b).

         (b) Immediately following the execution of this Agreement, the Company and the Questor Investors will issue a joint press release satisfactory to the parties announcing the execution of this Agreement and the transactions contemplated by this Agreement.

         10.7 Consultation after the First Closing.

         Subject to the consummation of the First Closing and so long as the Questor Investors hold such number of shares of Common Stock outstanding and shares of Common Stock issuable upon conversion of Series B Preferred Stock as is equal to at least 25% of the total number of Underlying Shares and Underlying Option Shares and at least 25% of the total number of Initial Shares and Unsubscribed Shares:

         (a) Fund II will be entitled to be consulted and to advise management of the Company on significant business issues, including management's proposed annual and quarterly operating plans, and management will meet with Fund II at a time reasonably specified by Fund II after the end of each fiscal quarter at the Company's facilities at mutually agreeable times for such consultation and advice and to review progress in achieving said plans; and

         (b) Fund II may examine the books and records of the Company and inspect its facilities and may request information at reasonable times and intervals concerning the general status of the Company's financial condition and operations.

         10.8 Indemnification; Directors' and Officers' Insurance.

         (a) Following the First Closing Date, the Company will not amend or modify or otherwise repeal the Certificate of Incorporation or Bylaws of the Company, existing as of the First Closing Date, in any manner that would adversely affect the rights under the Certificate of Incorporation or Bylaws as of the First Closing Date of the individuals who, prior to the First Closing Date, were (i) directors or officers of the Company or any of its Subsidiaries (the "PRE-CLOSING DIRECTORS AND OFFICERS"), or (ii) employees or agents of the Company or any of its Subsidiaries (the "PRE-CLOSING EMPLOYEES AND AGENTS"):

                  (i) for a period of six years after the First Closing Date;
         and

                  (ii) if any Pre-Closing Director and Officer or Pre-Closing Employee and Agent is made a party to, or threatened to be made a party to, any action, suit or proceeding at any time during the six year period following the First Closing Date by reason of the fact that such person was a director, officer, employee or agent of the Company or any of its Subsidiaries prior to the First Closing Date, for such longer period until the final disposition of such action, suit or proceeding or the expiration of the statute of limitations relating thereto.

         (b) Following the First Closing Date, the Company will obtain and maintain in effect for not less than six years after the First Closing Date, the current directors' and officers' liability insurance policies maintained by the Company as of the First Closing Date, provided that the Company may substitute such policies with a policy or policies providing for not less than the existing coverage under, and have other terms not materially less favorable than, the current directors' and officers' liability insurance policies so long as no lapse in coverage occurs as a result of such substitution.

         (c) If the Company or any of its successors or assigns consolidates with or merges into any other Person and is not the continuing or surviving Person of such consolidation or merger, or transfers all or substantially all of its assets to any Person, then and in each case, the Company will ensure that proper provision is made so that the successors and assigns of the Company assume the obligations set forth in this Section 10.8.

         (d) The provisions of this Section 10.8 are intended to be for the benefit of, and will be enforceable by, each of the Pre-Closing Directors and Officers, and his or her heirs and personal representatives.



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


         11. Conditions to Closings.

         11.1 Conditions to Each Closing.

         (a) Conditions to Parties' Obligations at Each Closing. The respective obligation of each party to effect the transactions contemplated by this Agreement to be consummated at each of the Closings is subject to the satisfaction on or prior to the relevant Closing Date of each of the following conditions (any of which may be waived by the parties in writing, in whole or in part, to the extent permitted by applicable law):

                  (i) No Injunction or Proceeding. No preliminary or permanent injunction, temporary restraining order or other decree of any Governmental Entity and no action, suit or proceeding by, or before, any Governmental Entity may have been instituted or threatened that prohibits the consummation of the transactions contemplated by this Agreement or materially challenges the transactions contemplated by this Agreement.

                  (ii) Consents. Other than the filing of the Certificate of Amendment and the Certificate of Designation, all Governmental Approvals required for the consummation of the transactions contemplated by this Agreement must have been obtained or effected or filed.

                  (iii) HSR and other Competition Laws. Any waiting period applicable to the consummation of the transactions contemplated by this Agreement under the HSR Act or the competition laws of any other country or the European Union must have expired or been terminated, and no action may have been instituted by the DOJ or FTC or other Governmental Entity and still be pending which challenges or seeks to enjoin the consummation of such transactions.

         (b) Conditions to Questor Investors' Obligations at Each Closing. The respective obligation of the Questor Investors to effect the transactions contemplated by this Agreement to be consummated at each of the Closings is subject to the satisfaction on or prior to the relevant Closing Date of each of the following conditions (any of which may be waived by the parties in writing, in whole or in part, to the extent permitted by applicable law):

                  (i) Representations and Warranties True. The representations and warranties made by the Company in Section 4 (but excluding, for the First Closing only, the representations and warranties set forth in
         Section 4.19, which are the subject of Section 11.2(b)(i)) must be true and correct in all material respects (or, for any representation or warranty that is qualified as to materiality, true and correct in all respects) as of the date of this Agreement and as of the relevant Closing Date with the same force and effect as if they had been made as of the relevant Closing Date.

                  (ii) Performance of Obligations. The Company must have performed and complied with in all material respects all obligations and conditions in this Agreement required to be performed or complied with by the Company on or prior to the relevant Closing Date.

                  (iii) No Material Adverse Change. There must not have been any material adverse change in the business, condition (financial or otherwise), properties, profitability, results of operations or prospects of the Company and its Subsidiaries taken as a whole since the date of this Agreement, other than changes resulting solely from
         (1) changes in general economic conditions, which changes do not affect the Company in a disproportionate manner, (2) the pendency or announcement of this Agreement or the transactions contemplated by this Agreement, (3) the compliance with the terms of, or the taking of any action required by, this Agreement, or (4) a change in the trading volume or market price of the Common Stock.

                  (iv) Officer's Certificate. The Company must have delivered to the Questor Investors a certificate, dated the relevant Closing Date, and signed by its President or a Senior Vice President, as to the fulfillment of the conditions set forth in clauses (i), (ii) and (iii) above.

                  (v) Opinion of Counsel. The Questor Investors must have received an opinion from special counsel for the Company substantially in the form of Exhibit C.

         (c) Conditions to Company's Obligations at Each Closing. The obligation of the Company to effect the transactions contemplated by this Agreement to be consummated at each of the Closings is subject to the satisfaction on or prior to the relevant Closing Date of each of the following conditions (any of which may be waived by the parties in writing, in whole or in part, to the extent permitted by applicable law):

                  (i) Representations and Warranties True. The representations and warranties in Section 5 made by the Questor Investors must be true and correct in all material respects (or, for any representation or warranty that is qualified as to materiality, true and correct in all respects) as of the date of this Agreement and as of the relevant Closing Date, with the same force and effect as if they had been made on and as of the relevant Closing Date.

                  (ii) Performance of Obligations. The Questor Investors must have performed and complied with in all material respects all obligations and conditions in this Agreement required to be performed or complied with by the Questor Investors on or before the relevant Closing Date.

                  (iii) Officer's Certificates. The Questor Investors must have delivered to the Company certificates, dated the relevant Closing Date, and signed by an officer of its General Partner, as to the fulfillment of the conditions set forth in clauses (i) and (ii) above.

         11.2 Additional Conditions to Parties Obligations at the First Closing.

         (a) Conditions to Parties' Obligations at the First Closing. In addition to the conditions set forth in Section 11.1, the respective obligation of each party to effect the transactions contemplated by this Agreement to be consummated at the First Closing is subject to the satisfaction on or prior to the First Closing Date of each of the following conditions (any of which may be waived by the parties in writing, in whole or in part, to the extent permitted by applicable law):

                  (i) Proxy Statement. The Proxy Statement must have been filed with the SEC and mailed to the stockholders of the Company.

                  (ii) Stockholder Approval. The Stockholder Approval must have been obtained.

                  (iii) Filing of Certificate of Amendment. The Certificate of Amendment must have been filed with the Secretary of State of the State of Delaware and must be in full force and effect as of the First Closing Date.

                  (iv) Filing of Certificate of Designation. The Certificate of Designation must have been filed with the Secretary of State of the State of Delaware and must be in full force and effect as of the First Closing Date.

         (b) Conditions to the Questor Investors' Obligations. In addition to the conditions set forth in Section 11.1, the Questor Investors' obligations to purchase the Initial Shares at the First Closing are subject to the satisfaction, at or prior to the First Closing Date, of the following conditions:

                  (i) Environmental Matters. The representations and warranties contained in Section 4.19 (disregarding for the purposes of this Section 11.2(b)(i) any qualifications of materiality or Material Adverse Effect contained in such representations and warranties) are true and correct, except for such breaches that are not reasonably likely to result in losses, claims, damages or liabilities in the aggregate exceeding $2,000,000, provided, however, that no such loss, claim, damage or liability shall count toward the $2,000,000 unless it individually exceeds $100,000.

                  (ii) Rights Plan. The Company must have terminated the Rights Plan without the imposition of any liability upon, or the granting of any consideration by, the Company or its Subsidiaries.

                  (iii) Consulting Agreement. The Company must have executed and delivered a consulting agreement in the form of Exhibit D (the "CONSULTING AGREEMENT").

                  (iv) Resignations. The Company must have received resignations from the directors on the Board specified by Questor and replacement directors designated by the Questor Investors must have been elected to the Board.

                  (v) Indemnification Agreement. The Company must have executed and delivered an indemnification agreement in the form of Exhibit E (the "INDEMNIFICATION AGREEMENT").

                  (vi) Directors and Officers' Insurance. The Company must have obtained directors' and officers' liability insurance policies providing coverage comparable to the coverage provided by the Company's current directors' and officers' insurance policies.

                  (vii) Refinancing. The Company must have restructured the Credit Agreement on substantially the terms and conditions set forth on Exhibit F and otherwise on terms and conditions reasonably satisfactory to the Questor Investors, and must have obtained a new revolving credit facility that provides for a minimum of at least $60 million of availability for four years (assuming no material changes in the Company's Accounts Receivable and inventories from the First Closing
         Date), which may be fully drawn by the Company at any time without triggering any event of default under its terms, and whichthat wouldis otherwise be on terms and conditions reasonably satisfactory to the Questor Investors (collectively, the "REFINANCING").

                  (viii) Consents. The Company must have obtained the Consents set forth on Section 11.2(b) of the Disclosure Schedule.

                  (ix) Indebtedness. The Company's Indebtedness plus any decrease in the Company's Net Working Capital, as certified by the Company's Vice President - Treasurer, as of the close of the month that is at least five days prior to the First Closing Date, determined in accordance with GAAP on a basis consistent with the Financial Statements, from the Company's Net Working Capital as set forth on the April 30, 2001 unaudited condensed consolidated balance sheet of the Company delivered to the Questor Investors prior to the date of this Agreement, must be less than $141,700,000.

         11.3 Additional Conditions to Parties' Obligations at the Second
Closing.

         In addition to the conditions set forth in Section 11.1, the respective obligation of each party to effect the transactions contemplated by this Agreement to be consummated at the Second Closing is subject to the satisfaction on or prior to the Second Closing Date of each of the following conditions (any of which may be waived by the parties in writing, in whole or in part, to the extent permitted by applicable law):

         (a) Consummation of First Closing. The First Closing must have occurred.

         (b) Completion of Rights Offering. The Rights Offering must have commenced, the time periods for exercise of the Rights must have expired and the number of Unsubscribed Shares must have been determined.

         12. Termination and Termination Fee.

         12.1 Termination.

         This Agreement may be terminated at any time prior to the First Closing
Date:

         (a) by the mutual written consent of the Questor Investors and the Company, whether before or after receipt of Stockholder Approval;

         (b) by either the Questor Investors or the Company if the First Closing has not occurred on or before October 31, 2001, provided, that the right to terminate the Agreement under this Section 12.1(b) will not be available to any party whose failure to fulfill in any material respect any obligation under this Agreement has been the cause of, or resulted in, the failure of the First Closing to occur on or before such date;

         (c) by either the Questor Investors or the Company if, upon a vote at a duly held Stockholders Meeting or any adjournment of such meeting at which Stockholder Approval was sought, the Stockholder Approval was not obtained, or by the Questor Investors if the Stockholders Meeting has not been held by September 15, 2001 and, in the Questor Investors' reasonable opinion, the Company has not used its commercially reasonable efforts to hold the Stockholders Meeting within such period;

         (d) unilaterally by either the Questor Investors or the Company, if the other fails to perform any material covenant or agreement in any material respect in this Agreement, and does not cure the failure in all material respects within 30 Business Days after the terminating party delivers written notice of the alleged failure;

         (e) by either the Questor Investors or the Company if either is prohibited by an order or injunction (other than an order or injunction on a temporary or preliminary basis) of a court of competent jurisdiction or other Governmental Entity from consummating the sale and purchase of the Initial Shares and the other transactions contemplated by this Agreement and all means of appeal and all appeals from such order or injunction have been finally exhausted;

         (f) by the Questor Investors if the Board withdraws or modifies, or resolves to withdraw or modify, in any manner which is adverse to the Questor Investors, its recommendation that the stockholders approve this Agreement and the transactions contemplated by this Agreement; or

         (g) by the Company if:

                  (i) the Board determines in good faith, after consulting with outside counsel, that the failure to terminate this Agreement in order to permit the Company to enter into an agreement with respect to or to consummate a transaction constituting a Superior Proposal could reasonably be expected to constitute a breach of the Board's fiduciary duties to the Company's stockholders under Delaware law; and

                  (ii) the Company has given prior written notice to the Questor Investors advising them that the Company has received a Superior Proposal from a third party, specifying the material terms and conditions (including the identity of the third party), and stating that the Company intends to terminate this Agreement in accordance with this Section 12.1(g); and

                  (iii) either (A) the Questor Investors have not proposed any amendment to this Agreement within three Business Days after the date on which such notice was given to the Questor Investors, or (B) the Questor Investors have proposed amendments to this Agreement within such period but the Board, after receiving advice from the Company's financial advisor, determines in its good faith reasonable judgment that the third party's proposal for an Alternative Transaction continues to constitute a Superior Proposal after taking into account the amendments proposed by the Questor Investors; and

                  (iv) the Company has paid the Questor Expenses and the Termination Fee in accordance with Section 14.10(b) prior to such termination.

         12.2 Effect of Termination.

         In the event that this Agreement is terminated under Section 12.1, all further obligations of the parties under this Agreement, other than the obligations set forth in Sections 10.6, 12.1, 13.1, 13.2, 14.2, 14.4, 14.6,
14.7, 14.8, 14.9, 14.10, 14.12, 14.13, 14.14 and this Section 12.2, will be terminated without further liability of any party to any other party, provided that nothing in this Agreement will relieve any party from liability for its willful breach of this Agreement.

         13. Definitions and Interpretation.

         13.1 Definitions.

         In this Agreement, unless the context otherwise requires, the following terms have the meanings specified below, applicable to both the singular and plural forms of any of such terms.

         "ACCOUNTS RECEIVABLE" means (i) all notes and accounts receivable due to or owed to the Company or any of its Subsidiaries, (ii) all notes, bonds and other evidences of indebtedness of any Person due or owed (1) to the Company, and rights to receive payments by the Company from any Person, or (2) to any of the Company's Subsidiaries, and (iii) the full benefit of all security held by the Company or any of its Subsidiaries regarding any of the foregoing.

         "ADDITIONAL SERIES B PREFERRED STOCK" means any separate series of Preferred Stock, par value $.01 per share, of the Company with the same rights, powers, preferences, privileges, qualifications, limitations and restrictions as the Series B-1 Preferred Stock, except that the Conversion Price (as defined in the Certificate of Designation) for such separate series would be equal to the Conversion Price of the Series B-1 Preferred Stock as increased by a rate of 2% for each full calendar quarter elapsed since the First Closing Date until the date on which the shares of such separate series are first issued.

         "AFFILIATE" means, with respect to any Person, (i) any other Person that directly or indirectly Controls, is Controlled by or under common Control with, such Person, or (ii) any director, officer, partner, limited partner, member of management or employee of such Person, provided that, following the First Closing, none of the Questor Investors, Questor, any investment fund managed by Questor, any director, officer, partner, member of management or employee of Questor or any such fund, or any Person in which Questor or any such fund has made an investment will be deemed to be an Affiliate of the Company or any of its Subsidiaries.

         "AGREEMENT" means this Purchase and Registration Rights Agreement and all of its annexes, exhibits, schedules, including the Disclosure Schedule.

         "ALTERNATIVE TRANSACTION" has the meaning specified in Section 9.1(a).

         "ANCILLARY AGREEMENTS" means the Certificate of Designation, the Certificate of Amendment, the Consulting Agreement, and the Indemnification Agreement.

         "APPLICABLE LAWS" means all applicable provisions of all (i) constitutions, treaties, statutes, laws (including the common law), rules, regulations, ordinances, codes or orders of any Governmental Entity, (ii) Governmental Approvals and (iii) orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Entity.

         "AUDITED FINANCIAL STATEMENTS" has the meaning specified in Section
4.9.

         "BALSER AGREEMENT" has the meaning specified in the Recitals.

         "BANK APPROVAL" means all consents or amendments under the Credit Agreement needed to consummate the transactions contemplated by this Agreement and the Ancillary Agreements.

         "BOARD" means the Board of Directors of the Company.

         "BOOKS AND RECORDS" means all books, records, manuals and other materials (in any form or medium) of the Company and its Subsidiaries, including advertising matter, catalogues, price lists, correspondence, mailing lists, lists of customers, distribution lists, photographs, production data, sales and promotional materials and records, purchasing materials and records, personnel records, manufacturing and quality control records and procedures, blueprints, research and development files, tax records, data and laboratory books, Intellectual Property disclosures, media materials and plates, accounting records, sales order files and litigation files.

         "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City or Pittsburgh are authorized or required to close.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act, as amended.

         "CERTIFICATE OF INCORPORATION" means the Restated Certificate of Incorporation of the Company.

         "CERTIFICATE OF AMENDMENT" means the Certificate of Amendment to the Restated Certificate of Incorporation providing for the amendment of the Certificate of Incorporation to increase the number of authorized shares of capital stock of the Company from 18,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock to 250,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

         "CERTIFICATE OF DESIGNATION" means the certificate of designation setting forth the designation and amount of, and the rights, powers, preferences, privileges, qualifications, limitations and restrictions of the shares of the Series B-1 Preferred Stock, in the form of Exhibit A.

         "CLOSING" means the First Closing or the Second Closing.

         "CLOSING DATE" means the First Closing Date or the Second Closing Date.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMON STOCK" means the common stock, $.01 par value, of the Company.

         "COMPANY INDEMNIFIED PARTIES" has the meaning specified in Section 6.8(b).

         "COMPANY INTELLECTUAL PROPERTY" has the meaning specified in Section 4.17(b).

         "CONFIDENTIALITY AGREEMENT" means the Confidentiality Agreement, dated as of December 7, 2000, between the Company and Questor.

         "CONSENT" means any consent, approval, authorization, waiver, permit, concession, decree, agreement, license, exemption or order of, registration, declaration or filing with, or report or notice to, any Person.

         "CONSULTING AGREEMENT" has the meaning specified in Section 11.2(b).

         "CONTRACTS" has the meaning specified in Section 4.16(a).

         "CONTROL" means the power to direct or cause the direction of management or policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise.

         "CREDIT AGREEMENT" means the Revolving Credit and Letter of Credit Issuance Agreement, dated as of September 25, 1997 among the Company, PNC Bank, N.A., as Agent and as L/C Issuer, and the other financial institutions parties to such agreement, as amended and modified from time to time.

         "CURRENT SEC FILINGS" has the meaning specified in Section 4.8(b).

         "DATA ROOM" has the meaning specified in Section 4.16(b).

         "DEMAND REGISTRATION" has the meaning specified in Section 6.1(a).

         "DISCLOSURE SCHEDULE" means the schedule of disclosures of the Company delivered by the Company to the Questor Investors prior to the execution of this Agreement and signed for identification by the President and Chief Executive Officer of the Company.

         "DOJ" has the meaning specified in Section 10.3(a).

         "EMPLOYEES" has the meaning specified in Section 4.22(a).

         "ENVIRONMENTAL ASSESSMENT" has the meaning specified in Section
10.5(b).

         "ENVIRONMENTAL LAWS" means all Applicable Laws relating to the protection of the environment, to human health and safety (but excluding the Occupational Safety and Health Act and similar Applicable Laws), or to any emission, discharge, disposal, treatment, recycling and reuse, generation, processing, storage, holding, abatement, existence, Release, threatened Release or transportation of any Hazardous Substances, including, (i) CERCLA and the Resource Conservation and Recovery Act, and, (ii) all other requirements pertaining to reporting, licensing, permitting, investigation or remediation of emissions, discharges, Releases or threatened Releases of Hazardous Substances into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport or handling of Hazardous Substances.

         "ENVIRONMENTAL PERMIT" means any federal, state and local permit, license, registration, consent, order, administrative consent order, certificate, approval or other authorization, held by the Company or any of its Subsidiaries in connection with, the conduct of its business as currently conducted or previously conducted under any Environmental Law.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated under such act.

         "EXERCISE FORM" has the meaning specified in Section 2.1(a).

         "FINANCIAL STATEMENTS" has the meaning specified in Section 4.9.

         "FIRST CLOSING" has the meaning specified in Section 3.1.

         "FIRST CLOSING DATE" has the meaning specified in Section 3.1.

         "FTC" has the meaning specified in Section 10.3(a).

          "GAAP" means the accounting principles and practices generally accepted from time to time in the United States.

         "GOVERNMENTAL APPROVAL" means any Consent of, with or to any Governmental Entity.

         "GOVERNMENTAL ENTITY" means any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including any government authority, agency, department, board, commission or instrumentality of the United States, any State of the United States or any political subdivision thereof), and any court, tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

         "HAZARDOUS SUBSTANCES" means any material or substance that: (i) is or contains asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum or petroleum-derived substances or wastes, (ii) requires investigation, removal or remediation under any Environmental Law, or is defined, listed or identified as a "hazardous material", "hazardous waste" or "hazardous substance" under any Environmental Law, or (iii) is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is regulated by any Governmental Entity or Environmental Law.

         "HOLDER INDEMNIFIED PARTIES" has the meaning specified in Section
6.8(a).

         "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         "INCENTIVE PLANS" means the Company's 1995 Stock Based Incentive Compensation Plan, Non-Employee Director Stock-Based Incentive Compensation Plan, Incentive Bonus Plan, Supplemental Executive Savings Plan and 1998 Stock-Based Incentive Compensation Plan, each as amended.

         "INDEBTEDNESS" means, when used with reference to any Person, without duplication:

          (i) any liability of such Person created or assumed by such Person or any of its Subsidiaries: (1) for borrowed money, (2) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation, deed of trust or mortgage) given in connection with the acquisition of, or exchange for, any property or assets (other than inventory or similar property acquired and consumed in the ordinary course consistent with past practice), including securities and other Indebtedness, (3) in respect of letters of credit issued for such Person's account and interest rate swap agreements and currency exchange rate agreements (and other interest and currency exchange rate hedging agreements) to which such Person is a party, or (4) for the payment of money as lessee under leases that should be, in accordance with GAAP, recorded as capital leases for financial reporting purposes;

         (ii) any liability of others described in the preceding clause (i) guaranteed as to payment of principal or interest by such Person or in effect guaranteed by such Person through an agreement, contingent or otherwise, to purchase, repurchase or pay the related Indebtedness or to acquire the security for such Indebtedness;

         (iii) all liabilities or obligations secured by a Lien (other than a Permitted Lien) upon property owned by such Person and upon which liabilities or obligations such Person customarily pays interest or principal, whether or not such Person has assumed or become liable for the payment of such liabilities or obligations; and

         (iv) any amendment, renewal, extension, revision or refunding of any such liability or obligations,

provided, however, that Indebtedness does not include any liability for compensation of such Person's employees or for inventory of similar property acquired and consumed in the ordinary course consistent with past practice or for services.

         "INDEMNIFICATION AGREEMENT" has the meaning specified in Section 11.2(b)(v).

         "INITIAL SHARES" has the meaning specified in Section 1.1(a).

         "INITIATING HOLDERS" has the meaning specified in Section 6.1(c).

         "INTELLECTUAL PROPERTY" means any and all United States and foreign:
(i) patents (including design patents, industrial designs and utility models) and patent applications (including docketed patent disclosures awaiting filing, provisionals, reissues, divisions, continuations-in-part and extensions), patent disclosures awaiting filing determination, inventions and improvements thereto;
(ii) trademarks, service marks, trade names, trade dress, logos, domain names and registrations and applications for registration thereof; (iii) copyrights (including software) and registrations thereof; (iv) semiconductor chip rights and applications and registrations thereof; (v) data and databases; (vi) inventions, technology, processes, designs, formulae, trade secrets, know-how, and confidential business information; (vii) intellectual property rights similar to any of the foregoing; (viii) copies and tangible embodiments thereof (in whatever form or medium, including electronic media); (ix) licenses of any of the foregoing; and (x) all related goodwill.

         "INTERIM BALANCE SHEET" has the meaning specified in Section 4.10.

         "INTERIM FINANCIAL STATEMENTS" has the meaning specified in Section
4.9.

         "IRS" means the United States Internal Revenue Service.

         "LIEN" means any mortgage, pledge, security interest, encumbrance, community property interest, trust, option, lien or charge of any kind, including, any conditional sale or other title retention agreement, any lease in the nature of a conditional sale or title retention agreement, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by statute or other law.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on the business, condition (financial or otherwise), properties, profitability, results of operations or prospects of the Company and its Subsidiaries taken as a whole.

         "MATERIAL CONTRACTS" has the meaning specified in Section 4.16(a).

         "NASD" means the National Association of Securities Dealers, Inc.

         "NASDAQ" means the Nasdaq National Market.

         "NET WORKING CAPITAL" as of any date and of any business or entity means the current assets less current liabilities of such business or entity as of such date.

         "OPTION" has the meaning specified in Section 1.3.

         "OPTION EXERCISE DATE" has the meaning specified in Section 2.1(c).

         "OPTION EXERCISE PRICE" has the meaning specified in Section 1.3.

         "OPTION SHARES" has the meaning specified in Section 1.3.

         "PERMITTED LIENS" means (i) Liens for Taxes not yet due and payable, or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the Books and Records in accordance with GAAP applied on a basis consistent with the Financial Statements, (ii) Liens in respect of pledges or deposits under workers' compensation laws or similar legislation, carriers', warehousemen's, mechanics', laborers' and materialmen's, landlord's and similar liens, if the obligations secured by such Liens are not then delinquent, and (iii) Liens that are Permitted Liens (as defined in the Credit Agreement, but excluding Liens within the meaning of paragraph (vii) of such definition).

         "PERSON" includes any natural person, corporation, trust, association, company, partnership, limited liability company, joint venture and other entity, including any Governmental Entity.

         "PLANS" has the meaning specified in Section 4.22(a).

         "POTENTIAL ACQUIROR" has the meaning specified in Section 9.1(b).

         "PRE-CLOSING DIRECTORS AND OFFICERS" has the meaning specified in
Section 10.8(a).

         "PRE-CLOSING EMPLOYEES AND AGENTS" has the meaning specified in
Section 10.8(a).

         "PROXY STATEMENT" has the meaning specified in Section 7.2(e).

         "QUESTOR" means Questor Management Company LLC, a Delaware limited liability company.

         "QUESTOR EXPENSES" means reasonable and reasonably documented out-of-pocket fees and expenses incurred or paid by or on behalf of Questor or the Questor Investors in connection with the transactions contemplated by this Agreement and the Ancillary Agreements (including, travel and lodging, fees and expenses of counsel, commercial banks, investment banking firms, accountants, experts and consultants to Questor and the Questor Investors).

         "QUESTOR HOLDERS" means the Questor Investors, Paul F. Balser and any Person who acquires or has the right to acquire directly or indirectly any Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right) directly or indirectly from the Questor Investors or Paul F. Balser, whether or not such acquisition has actually been effected.

         "REAL PROPERTY" means the land, buildings, fixtures and other real property, including all structures, facilities, improvements, fixtures, systems, equipment and items of property presently or hereafter located thereon, and all easements, licenses, rights and appurtenances relating to the foregoing, owned, leased, subleased, or otherwise occupied or used or held for use by the Company or any of its Subsidiaries, including the Real Property listed or described on Sections 4.15(a) and 4.15(b) of the Disclosure Schedule.

         "REFINANCING" has the meaning specified in Section 11.2(b).

         "REGISTRABLE SECURITIES" means (i) the Initial Shares, Unsubscribed Shares and Underlying Shares, (ii) the Option Shares and Underlying Option Shares, (iii) the shares of Series B-1 Preferred Stock that are issued to Paul
F. Balser pursuant to the Balser Agreement, and any shares of Common Stock issued or issuable upon conversion of such shares of Series B-1 Preferred Stock, and (iv) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clauses (i), (ii) and (iii) by way of conversion or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, but excluding any equity securities issued pursuant to a recapitalization or exchange which do not participate in the residual equity of the Company or an affiliate of the Company ("NON-PARTICIPATING SECURITIES"). As to any particular securities constituting Registrable

Securities, such securities will cease to be Registrable Securities when (x) a Registration Statement with respect to the sale of such shares has become effective under the Securities Act and such securities have been disposed of in accordance with such Registration Statement, (y) such securities have been sold to the public through a broker, dealer or market maker pursuant to Rule 144 or other exemption to the Securities Act, or (z) such securities cease to be outstanding. For the purposes of this Agreement, the Questor Holders will be deemed to be holders of all Underlying Shares, Underlying Option Shares and shares of Common Stock issued or issuable upon conversion of all shares of Series B-1 Preferred Stock that are issued to Paul F. Balser pursuant to the Balser Agreement.

         The number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" is equal to the aggregate of (i) the number of shares of Common Stock issued and outstanding pursuant to the conversion of the Series B Preferred Stock which are Registrable Securities, and (ii) the number of shares of Common Stock as are issuable upon conversion of the Series B Preferred Stock outstanding which are Registrable Securities.

         The terms "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations promulgated under the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "REGISTRATION EXPENSES" has the meaning specified in Section 6.5(a).

         "REGISTRATION NOTICE" has the meaning specified in Section 6.1(b).

         "REGISTRATION REQUEST" has the meaning specified in Section 6.1(a).

         "REGISTRATION STATEMENT" means the prospectus and other documents filed with the SEC to effect a registration under the Securities Act.

         "RELEASE" means any releasing, disposing, discharging, injecting, spilling, leaking, leaching, pumping, dumping, emitting, escaping, emptying, seeping, dispersal, migration, transporting, placing and the like, including without limitation, the moving of any materials through, into, upon or from any land, soil, surface water, ground water or air, or otherwise entering into the environment.
         "REMEDIAL ACTION" means all actions required and necessary pursuant to Environmental Laws to (i) clean up, remove, treat or in any other way remediate any Release or threatened Release of Hazardous Substances; or (ii) perform studies or investigations related to any such Release or threatened Release of Hazardous Substances.

         "REPRESENTATIVE" has the meaning specified in Section 9.1(a).

         "RIGHTS" has the meaning specified in Section 8.1(a).

         "RIGHTS OFFERING" has the meaning specified in Section 8.1(a).

         "RIGHTS OFFERING DOCUMENTS" has the meaning specified in Section
8.1(c).

         "RIGHTS PLAN" means the Rights Agreement, dated as of May 21, 1999, between the Company and State Street Bank and Trust Company.

         "RIGHTS SECURITIES" means the Rights, the shares of Series B-1 Preferred Stock issuable upon exercise of the Rights, and the shares of Common Stock issuable upon conversion of such shares of Series B-1 Preferred Stock.

         "SEC" means the Securities and Exchange Commission.

         "SECOND CLOSING" has the meaning specified in Section 3.1.

         "SECOND CLOSING DATE" has the meaning specified in Section 3.1.

         "SECURITIES" means the Initial Shares, the Unsubscribed Shares, the Underlying Shares upon conversion of the Initial Shares and Unsubscribed Shares, the Option, the Option Shares upon exercise of the Option and the Underlying Option Shares upon conversion of the Option Shares.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated under such act.

         "SERIES A PREFERRED STOCK" means Series A Junior Participating Preferred Stock, par value $.01 per share, of the Company.

         "SERIES B-1 PREFERRED STOCK" has the meaning specified in the Recitals.

         "SERIES B PREFERRED STOCK" means the Series B-1 Preferred Stock and any series of Additional Series B Preferred Stock.

         "SHORT FORM REGISTRATION" has the meaning specified in Section 6.1(a).

         "STOCKHOLDER APPROVAL" means the adoption and approval of this Agreement and the Ancillary Agreements, and the other transactions contemplated by this Agreement and the Ancillary Agreements, by the requisite vote of the stockholders of the Company in accordance with the applicable provisions of the Delaware General Corporation Law.

         "STOCKHOLDERS MEETING" has the meaning specified in Section 7.1.

         "SUBSIDIARY" of a Person means any corporation, partnership, association or other business entity at least 50% of the outstanding voting power of which is at the time owned or controlled directly or indirectly by such Person or by one or more of such Subsidiary entities, or both.

         "SUPERIOR PROPOSAL" has the meaning specified in Section 9.3.

         "TAX" means any federal, state, provincial, local, foreign or other income, alternative, minimum, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits, windfall profits, gross receipts, value added, sales, use, goods and services, excise, customs duties, transfer, conveyance, mortgage, registration, stamp, documentary, recording, premium, severance, environmental (including taxes under section 59A of the Code), real property, personal property, ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers' compensation, payroll, health care, withholding, estimated or other similar tax, duty or other governmental charge or assessment or deficiencies thereof (including all interest and penalties thereon and additions thereto whether disputed or not).

         "TAX RETURN" means any return, report, declaration, form, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         "TERMINATION FEE" means an amount equal to $3,000,000.

         "TRANSACTION FEE" means an amount equal to $2,500,000.

         "UNDERLYING OPTION SHARES" means the shares of Common Stock issued or issuable upon conversion of the Option Shares.

         "UNDERLYING SHARES" means the shares of Common Stock issued or issuable upon conversion of the Initial Shares and the Unsubscribed Shares.

         "UNION CONTRACTS" has the meaning specified in Section 4.21(a).

         "UNSUBSCRIBED SHARES" means the shares of Series B-1 Preferred Stock for which the holders of Rights have not subscribed through an exercise of their Rights during the period of time in which holders of Rights may exercise their Rights to purchase shares of Series B-1 Preferred Stock.

         "VIOLATION" has the meaning specified in Section 6.8(a).

         "WARRANT" means the Warrant Agreement, dated as of November 13, 2000, between the Company and the warrantholders parties to such agreement, and the warrants issued to the warrantholders under such agreement.

         13.2 Interpretation.

         In this Agreement, the following rules of interpretation apply:

         (a) references to Sections, Schedules, Annexes, Exhibits and parties are references to sections or sub-sections, schedules, annexes and exhibits of, and parties to, this Agreement;

         (b) the section and other headings contained in this Agreement are for reference purposes only and do not affect the meaning or interpretation of this Agreement;

         (c) references to any law, regulation or statutory provision include references to such law or regulation or provision as modified, codified, re-enacted or replaced;

         (d) references to particular forms of registration statements include references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms referred to in this Agreement;

         (e) references to any Person include references to such Person's successors and permitted assigns;

         (f) words importing the singular include the plural and vice versa;

         (g) words importing one gender include the other genders;

         (h) references to the word "including" do not imply any limitation; and

         (i) references to months are to calendar months.

         14. General Provisions.

         14.1 Survival of Representations and Warranties.

         (a) All representations and warranties set forth in Sections 4 and 5 and made as of the date of this Agreement and the First Closing Date will not survive the First Closing, and all representations and warranties set forth in Sections 4 and 5 and made as of the Second Closing Date, will not survive the Second Closing.

         (b) The Questor Investors acknowledge and agree that other than the representations and warranties of the Company specifically contained in this Agreement

(including the Disclosure Schedule) and the Ancillary Agreements, there are no representations or warranties of the Company or any other Person either expressed or implied with respect to the Company, its Subsidiaries or their respective assets, liabilities and businesses.

         (c) The Company acknowledges and agrees that other than the representations and warranties of the Questor Investors specifically contained in this Agreement (including the Disclosure Schedule) and the Ancillary Agreements, there are no representations or warranties of the Questor Investors or any other Person either expressed or implied with respect to the Questor Investors.

         14.2 Entire Agreement.

         This Agreement, the Ancillary Agreements and the Confidentiality Agreement contain the entire agreement of the parties with respect to the subject matter of this Agreement, the Ancillary Agreements and the Confidentiality Agreement, and supersede all other prior agreements, understandings, statements, representations and warranties, oral or written, express or implied, between the parties and their respective affiliates, representatives and agents in respect of the subject matter of this Agreement, the Ancillary Agreements and the Confidentiality Agreement.

         14.3 Further Assurances.

         Each party will execute and deliver such certificates and other documents and take such other actions as may reasonably be requested by the other party in order to consummate or implement the transactions contemplated by this Agreement and the Ancillary Agreements.

         14.4 Notices.

         All notices, requests, demands and other communications under this Agreement must be in writing and will be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt; (b) if sent by reputable overnight air courier (such as DHL or Federal Express), two business days after mailing; (c) if sent by facsimile transmission, with a copy mailed on the same day in the manner provided in (a) or (b) above, when transmitted and receipt is confirmed by telephone; or (d) if otherwise actually personally delivered, when delivered, and shall be delivered as follows:

         (a)      if to the Company:

                  The Carbide/Graphite Group, Inc.
                  One Gateway Center
                  19th Floor

                  Pittsburgh, PA 15222
                  Fax Number: 412-562-3701
                  Attention: President

                  with a copy to:

                  Dechert
                  30 Rockefeller Plaza
                  22nd Floor New York, NY 10112
                  Fax Number: 212-698-3599
                  Attention: Roger Mulvihill, Esq. and Bruce J. Lieber, Esq.

         (b)      if to the Questor Investors:

                  103 Springer Building
                  3411 Silverside Road
                  Wilmington, Delaware 19810
                  Attention: Gilbert Warren

                  with a copy to:

                  Questor Management Company
                  4000 Town Center
                  Suite 530
                  Southfield, Michigan 48075
                  Fax Number: 248-213-2215
                  Attention: President

                  with a copy to:

                  Debevoise & Plimpton
                  875 Third Avenue
                  New York, New York  10022
                  Fax Number: (212) 909-6836
                  Attention: Gregory V. Gooding, Esq.

or to such other address or to such other person as either party may have last designated by notice to the other party.

         14.5 Assignment.

         This Agreement is not assignable, by operation of law or otherwise, by either party without the prior written consent of the other party and any purported assignment or other transfer without such consent will be void and unenforceable, except that
(i) the Questor Investors may assign their rights set forth in Section 6 to any Person to whom the Questor Investors transfer any Registrable Securities in a transaction not constituting a public offering, and (ii) the Questor Investors may assign to Paul F. Balser the right to purchase up to 10,000 shares of Additional Series B Preferred Stock pursuant to Section 2.

         14.6 Severability.

         Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision will be interpreted to be only so broad as is enforceable.

         14.7 Parties in Interest.

         (a) Except as otherwise provided in this Agreement, nothing in this Agreement will confer any rights upon any person or entity which is not a party or a successor or permitted assignee of a party to this Agreement.

         (b) All the terms and provisions of this Agreement will bind and inure to the benefit of and be enforceable by the respective permitted successors and permitted assigns of the parties, whether so expressed or not and, in particular, will inure to the benefit of and be enforceable by the Questor Holders at the time of any of the Registrable Securities in relation to Section 6, the Holder Indemnified Parties in relation to Section 6.8(a), the Company Indemnified Parties in relation to Section 6.8(b) and the Pre-Closing Directors and Officers in relation to Section 10.8.

         14.8 Counterparts.

         This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

         14.9 Modification, Amendment and Waiver.

         (a) This Agreement may be modified only by a written instrument executed by the Company and a majority in interest of the Questor Investors, provided that any amendment which adversely affects the rights and obligations of any party may be amended only with the written consent of such party.

         (b) Any of the terms and conditions of this Agreement may be waived in writing at any time on or prior to the relevant Closing Date by the party entitled to their benefit.

         14.10 Fees and Expenses.

         (a) Except as provided in Sections 6.5, 10.3(f) and 14.10(b), all fees and expenses incurred in connection with this Agreement, the Ancillary Agreements and the transactions contemplated by this Agreement and the Ancillary Agreements will be paid by the party incurring such fees or expenses, whether or not the transactions contemplated by this Agreement are consummated.

         (b) The Company will pay, or cause to be paid, in same day funds to
Questor:

                  (i) an amount equal to the sum of the Questor Expenses and the Transaction Fee upon demand at the First Closing, and an amount equal to the Questor Expenses incurred on or after the First Closing upon demand at the Second Closing;

                  (ii) if the Company terminates this Agreement under Section 12.1(g), an amount equal to the sum of the Questor Expenses and the Termination Fee upon demand;

                  (iii) if:

                           (1) (A) the Company or the Questor Investors
                  terminate this Agreement under Section 12.1(b) or the Questor Investors terminate this Agreement under Section 12.1(f), or
                  (B) at any time after a proposal for an Alternative Transaction has been made, the Company or the Questor Investors terminate this Agreement under Section 12.1(c), or
                  (C) the Questor Investors terminate this Agreement under
                  Section 12.1(d); and

                           (2) within 12 months thereafter, any Person completes
                  a merger, consolidation or other business combination with the Company or any of its Subsidiaries, or the purchase from the Company, any of its Subsidiaries, or the shareholders of the Company, of 40% or more (in voting power) of the voting securities of the Company or of 40% or more (in market value) of the assets of the Company and its Subsidiaries, on a consolidated basis, an amount equal to the sum of Questor Expenses and the Termination Fee upon demand; or

                  (iv) this Agreement is otherwise terminated by the Company or the Questor Investors, but excluding a termination by the Company under
         Section 12.1(d), an amount equal to the Questor Expenses upon demand.

         14.11 Taxes.

         The Company will pay all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Securities.

         14.12 Governing Law.

         This Agreement will be construed, performed and enforced in accordance with the laws of the State of New York.

         14.13 Consent to Jurisdiction, etc.

         (a) Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court in the city and county of New York or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement or for recognition or enforcement of any judgment relating to this Agreement, and each of the parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (b) Each of the parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement in any New York State or Federal court. Each of the parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14.4. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         14.14 Waiver of Punitive and Other Damages and Jury Trial.

         (a) THE PARTIES EXPRESSLY WAIVE AND FOREGO ANY RIGHT TO RECOVER PUNITIVE, EXEMPLARY, LOST PROFITS, CONSEQUENTIAL OR SIMILAR DAMAGES IN ANY ARBITRATION, LAWSUIT, LITIGATION OR PROCEEDING ARISING OUT OF OR RESULTING FROM ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

         (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

         (c) EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF THE ABOVE WAIVERS, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (iii) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.14.



              [the remainder of this page left intentionally blank]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, or caused this Agreement to be duly executed on their behalf, as of the day and year first above written.

                     THE CARBIDE/GRAPHITE GROUP,  INC.,


                     By:
                        -----------------------------------------------------
                     Name:
                          ---------------------------------------------------
                     Title:
                           --------------------------------------------------

                     QUESTOR PARTNERS FUND II, L.P.

                     By: Questor General Partner II, L.P., as General Partner

                         By: Questor Principals II, Inc., as General Partner


                             By:
                                ---------------------------------------------
                             Name:
                                  -------------------------------------------
                             Title:
                                   ------------------------------------------

                     QUESTOR SIDE-BY-SIDE PARTNERS II, L.P.

                     By: Questor Principals II, Inc., as General Partner

                     By:
                        -----------------------------------------------------
                     Name:
                          ---------------------------------------------------
                     Title:
                           --------------------------------------------------

                 QUESTOR SIDE-BY-SIDE PARTNERS II 3(C)(1), L.P.

                 By: Questor Principals II, Inc., as General Partner


                     By:
                        -----------------------------------------------------
                     Name:
                          ---------------------------------------------------
                     Title:
                           --------------------------------------------------

                                                                       Exhibit F


                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT (this "Agreement"), dated _____ __, 2001, by and between The Carbide/Graphite Group Inc., a Delaware corporation (the "Company"), and Questor Management Company, LLC, a Delaware limited liability company ("Questor").

                                    RECITALS:

         A. Questor Partners Fund II, L.P., a Delaware limited partnership, Questor Side-by-Side Partners II, L.P., a Delaware limited partnership, and Questor Side-by-Side Partners II 3(c)(1), L.P., a Delaware limited partnership (collectively, the "Questor Funds") are managed by Questor.


         B. The Company is offering and selling shares of its Series B-1 Senior Voting Convertible Preferred Stock, par value $.01 per share, to the Questor Funds pursuant to a Purchase and Registration Rights Agreement, dated as of May __, 2001, among the Company and the Questor Funds (the "Purchase Agreement").

         C. Concurrently with the execution and delivery of this Agreement, the Company, Questor and the Questor Funds are entering into an Indemnification Agreement (the "Indemnification Agreement").


         D. The Company wishes Questor to provide consulting services to it on an ongoing basis.

         E. The execution and delivery of this Agreement is a condition precedent to the obligations of the Questor Funds to effect the transactions contemplated under the Purchase Agreement to be consummated at the First Closing (as defined in the Purchase Agreement).

                                   AGREEMENT:

         1. Certain Definitions.

         "Affiliate" of a Person means a Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the first Person, and with respect to a natural person includes any child, stepchild, grandchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and includes adoptive relationships. "Control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

         "Common Stock" means the common stock, par value $0.1 per share, of the Company.

         "Person" means any natural person, firm, individual, partnership, joint venture, business trust, trust, association, corporation, company, unincorporated entity, governmental entity or other entity.

         "Subsidiary" means each Person (other than a natural person) in which the Company owns or Controls, directly or indirectly, capital stock or other equity interests representing 50% or more of the outstanding voting stock or other equity interests.

         2. Engagement. The Company hereby engages Questor as a consultant, and Questor hereby agrees to provide financial and managerial advisory services to the Company, all on the terms and subject to the conditions set forth below.

         3. Consulting Services.

         (a) During the term of this Agreement, Questor agrees to perform such consulting, management and advisory services for the Company, its Subsidiaries and Affiliates with respect to all matters relating to or affecting the Company's business at such reasonable times as the Company may request. Such services include without limitation: (i) strategic planning services, (ii) meetings with the Company's officers, managers and other personnel regarding operations and productivity, (iii) development of organizational structure, (iv) assistance with recruitment of personnel, (v) attendance at meetings with the Company's customers and potential customers, (vi) attending meetings with the Company's suppliers and potential suppliers, (vii) reviewing financial aspects of the Company's businesses, including financial analysis, projections and budgeting, (viii) negotiation of credit terms with vendors and other financing arrangements, (ix) such other services as from time to time may be needed by the Company, its Subsidiaries and Affiliates and of a nature customarily provided by organizations such as Questor, and (x) providing personnel to serve as directors or officers of the Company, its Subsidiaries and Affiliates (collectively, the "Consulting Services"). The Consulting Services will be rendered primarily at Southfield, Michigan, but Questor will, as is reasonably necessary, render the Consulting Services at such other places as may be mutually agreed upon by the Company and Questor. Questor will assign a team of professional employees of Questor to provide the Consulting Services. Questor may, in its sole discretion, remove, substitute for, or add members to its team of professional employees from time to time on the basis of necessity, desirability or otherwise, and any such removal, substitution or addition will not in any way modify or affect any of the obligations of the Company under this Agreement, including without limitation, its obligation to pay the Consulting Fee.

         (b) The Company will use its reasonable efforts to furnish Questor with such information as Questor believes appropriate to provide the Consulting Services (all such information, the "Information").

         (c) The Company recognizes and confirms that (i) Questor will use and rely primarily on the Information and on information available from generally recognized public sources in performing the Consulting Services, and (ii) Questor does not assume responsibility for the accuracy or completeness of the Information and such other information.

         4. Consulting Fees.

         (a) As complete compensation for all of the Consulting Services to be rendered under this Agreement, the Company agrees to pay Questor a fee of $1,000,000 per year (the "Consulting Fee"). The Company will pay the Consulting Fee in quarterly installments of $250,000 in arrears 15 days after the completion of each calendar quarter (i.e., on January 15, April 15, July 15 and October 15 of each year) commencing on October 15, 2001. If any employee of Questor is elected to serve on the Board of Directors of the Company or any of its Subsidiaries or Affiliates (a "Designated Director"), in consideration of the Consulting Fee being paid to Questor, Questor shall cause such Designated Director to waive any and all fees to which such director would otherwise be entitled as a director for any period for which the Consulting Fee or any installment thereof is paid.

          (b) The Company agrees to reimburse Questor for such reasonable out-of-pocket expenses ("Expenses") as may be incurred by Questor, its employees and agents in the course or on account of rendering the Consulting Services, including, without limitation, travel and lodging, telephone, facsimile, postage and delivery fees, as well as any fees and expenses of any legal, accounting or other professional advisors to Questor engaged in connection with the Consulting Services provided under this Agreement and any expenses incurred by any Designated Director in connection with the performance of his or her duties. Questor may submit monthly expense statements, which the Company will pay within 30 days.

         5. Term.

         (a) This Agreement shall commence on the date of this Agreement and shall continue for so long as Questor holds at least 25% of the aggregate of (i) the number of shares of Common Stock issued and outstanding pursuant to the conversion of the shares of Series B Preferred Stock (as defined in the Purchase Agreement) issued under the Purchase Agreement, and (ii) the number of shares of Common Stock as are issuable upon conversion of the outstanding shares of Series B Preferred Stock issued under the Purchase Agreement. This Agreement will also terminate upon a merger by the

Company with another entity unless the shareholders of the Company immediately prior to the consummation of such merger hold at least 50% of the shares of the surviving entity in such merger immediately after the consummation thereof. The Agreement is subject to earlier termination by mutual agreement. The provisions of this Agreement, other than Sections 2, 3 and 4, will survive any termination of this Agreement.

         (b) Subject to Section 5(a), upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of the Company or the Company as an entirety, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, the Company under this Agreement with the same effect as if such successor corporation had been a party to this Agreement. No such consolidation, merger or conveyance, transfer or lease of all or substantially all of the assets of the Company will have the effect of terminating this Agreement or of releasing the Company or any such successor corporation from its obligations under this Agreement.

         (c) Upon any termination of this Agreement, the Company will immediately pay any accrued and unpaid installment of the Consulting Fee or portion thereof (pro rated, with respect to the calendar quarter in which such termination occurs, for the portion of such calendar quarter that precedes such termination) and reimburse any unpaid or unreimbursed Expenses incurred prior to such termination (whether or not such Expenses have then become payable). In the event of the liquidation of the Company, all amounts due Questor under this Agreement shall be paid to Questor before any liquidating distributions or similar payments are made to stockholders of the Company.

         6. Status of Questor. The parties agree that Questor will perform the Consulting Services as an independent contractor, retaining control over and responsibility for its own operations and personnel. Neither Questor nor any of its employees or agents will, solely by virtue of this Agreement or the arrangements under this Agreement, be considered employees or agents of the Company, its Subsidiaries or Affiliates, nor will any of them have authority to contract in the name of or bind the Company, its Subsidiaries or Affiliates, except (a) to the extent that any professional employee of Questor may be serving as an officer of the Company, its Subsidiaries or Affiliates pursuant to
Section 3(a)(x), or (b) as expressly agreed to in writing by the Company, its Subsidiaries or Affiliates. Any duties of Questor arising out of its engagement to perform Consulting Services will be owed solely to the Company.

         7. Notices. All notices, requests, demands and other communications permitted or required under this Agreement must be in writing and will be deemed to have been duly given or made as follows: (a) if sent by registered or certified mail in the United States return receipt requested, upon receipt; (b) if sent by reputable overnight air courier (such as DHL or Federal Express), two business days after mailing; (c) if sent by facsimile transmission, with a copy mailed on the same day in the manner provided in (a) or (b) above, when transmitted and receipt is confirmed by telephone; or (d) if otherwise actually personally delivered, when delivered, and shall be delivered as follows:

         if to the Company:

                  The Carbide/Graphite Group, Inc.
                  One Gateway Center
                  19th Floor
                  Pittsburgh, PA 15222
                  Fax Number: 412-562-3701
                  Attention: President

                  with a copy to:

                  Dechert
                  30 Rockefeller Plaza
                  22nd Floor
                  New York, NY 10112
                  Fax Number: 212-698-3599
                  Attention: Roger Mulvihill, Esq. and Bruce J. Lieber, Esq.

         if to Questor:

                  Questor Management Company
                  4000 Town Center
                  Suite 530
                  Southfield, Michigan 48075
                  Fax Number: 248-213-2215
                  Attention: President

                  with a copy to:

                  Debevoise & Plimpton
                  875 Third Avenue
                  New York, New York 10022
                  Fax Number: (212) 909-6836
                  Attention: Gregory V. Gooding, Esq.

or to such other address or to such other person as either party may have last designated by notice to the other party.

8.       Miscellaneous.

         (a) Entire Agreement. This Agreement, together with the Indemnification Agreement, contains the complete and entire understanding and agreement of the Company and Questor regarding the subject matter hereof and supersedes any and all prior and contemporaneous understandings, conditions and agreements, oral or written, express or implied, regarding the subject matter hereof. There are no representations or warranties of Questor or the Company in connection with this Agreement or the services to be provided hereunder, except as expressly made and contained in this Agreement.

         (b) Headings. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

         (c) Amendment; Waiver. No amendment, modification, supplement or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, supplement, discharge or waiver is sought (and in the case of the Company approved by resolution of the Boards of Directors). Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any party hereto on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right, powers or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights, power or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity or otherwise.

         (d) Assignment. This agreement is binding upon and inures to the benefit of the parties' respective successors and assigns and is not assignable by either party without the prior written consent of the other party.

         (e) Interest. If any amount payable under this Agreement is not paid within 15 days after the date such amount is due, such unpaid amount shall bear interest at an annual rate equal to the lesser of (i) the prime or stated rate from time to time of Chase Manhattan Bank plus two percent per annum or (ii) the maximum rate permitted by law.

         (f) Governing Law. This Agreement will be governed in all respects including as to validity, interpretations and effects by the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. Each of the parties hereby irrevocably submits to the jurisdiction of the courts of the State of New York and the federal courts of the United States of America, in each case located in the State of New York, solely in respect of the interpretation and enforcement of the provisions of this Agreement, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding will be heard and determined in such a New York state or federal court. The parties hereby consent to and grant any such court jurisdiction over such parties with respect to, and over the subject matter of, any such dispute and agree, to the maximum extent permitted by law, that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 7, or in such other manner as may be permitted by law, will be valid and sufficient service.

         (g) Waiver of Jury Trial. Each party acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore it hereby irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the breach, termination or validity of this Agreement, or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (a) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (b) it understands and has considered the implications of this waiver, (c) it makes this waiver voluntarily, and (d) it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications contained in this Section 8(g).

         (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         (i) Severability. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall as to that jurisdiction, be ineffective to the extent such provision is invalid or unenforceable, without affecting in any way the remaining provisions of this Agreement.

              [the remainder of this page left intentionally blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.



                                             THE CARBIDE/GRAPHITE GROUP, INC.



                                             By:
                                                 ----------------------------
                                                 Name:
                                                 Title:


                                             QUESTOR MANAGEMENT COMPANY, LLC


                                             By:
                                                 ----------------------------
                                                 Name:
                                                 Title:

                                                                       Exhibit G

                            INDEMNIFICATION AGREEMENT


         INDEMNIFICATION AGREEMENT, dated as of _______ __, 2001 (the "Agreement"), by and among The Carbide/Graphite Group, Inc., a Delaware corporation (the "Company"), Questor Management Company, LLC, a Delaware limited liability company ("Questor"), Questor Partners Fund II, L.P., a Delaware limited partnership ("Fund II"), Questor Side-by-Side Partners II, L.P., a Delaware limited partnership (the "Side-by-Side Fund") and Questor Side-by-Side Partners II 3(c)(1), L.P., a Delaware limited partnership (the "3(c)(1) Fund", and together with Fund II and the Side-by-Side Fund, the "Questor Funds").

                                    RECITALS:

         A. The Questor Funds are managed by Questor, the general partner of Fund II is Questor General Partner II, L.P., a Delaware limited partnership ("Questor GP II"), and the general partner of the other Questor Funds and of Questor GP II is Questor Principals II, Inc., a Delaware corporation (together with Questor GP II and any general partner of any other investment vehicle managed by Questor, the "Questor GPs").

         B. The Company is offering and selling shares of its Series B-1 Senior Voting Convertible Preferred Stock, par value $.01 per share (the "Series B-1 Preferred Stock"), to the Questor Funds (the "Private Placement") pursuant to a Purchase and Registration Rights Agreement, dated as of [ ], 2001, among the Company and the Questor Funds (the "Purchase Agreement").

         C. Concurrently with the execution and delivery of this Agreement, the Company and Questor are entering into a Consulting Agreement (the "Consulting Agreement").

         D. The Questor Funds will become the majority stockholders of the Company, and Persons nominated by the Questor Funds to serve on the Board of Directors of the Company.

         E. In connection with the Private Placement, the Company has agreed to distribute to each existing holder of common stock, par value $.01 per share, of the Company ("Common Stock") a non-transferable right (each, a "Right") to purchase a pro-rata portion of 300,000 shares of Series B-1 Preferred Stock (the "Rights Offering"), and the Questor Funds have agreed to purchase up to 300,000 shares of Series B-1 Preferred Stock not purchased by the holders of Common Stock in the Rights Offering.

         F. The Company or one or more of its Subsidiaries (as defined below) from time to time in the future (a) may offer and sell or cause to be offered and sold equity or debt securities (such offerings and sales, together with the Rights Offering, the

"Securities Offerings"), including without limitation (i) offerings of shares of capital stock of the Company and/or options and warrants to purchase such shares to employees, directors, managers and consultants of the Company (a "Management Offering"), and to other Persons, and (ii) one or more offerings of debt securities for corporate purposes, and (b) may repurchase, redeem or otherwise acquire certain securities of the Company or one or more of its respective Subsidiaries (any such repurchase or redemption, a "Redemption").

         G. The parties recognize the possibility that claims might be made against and liabilities incurred by Questor, the Questor Funds, Questor GPs, or related Persons or Affiliates under applicable securities laws or otherwise in connection with the Securities Offerings, or relating to other actions or omissions of or by the Company, or relating to the provision by Questor of management consulting, monitoring and financial advisory services to the Company, and the parties accordingly wish to provide for Questor, the Questor Funds, Questor GPs, and such related Persons and Affiliates to be indemnified in respect of any such claims and liabilities.

         H. The parties recognize that claims might be made against and liabilities incurred by directors and officers of the Company nominated or serving at the request of Questor in connection with their acting in such capacity, and accordingly wish to provide for such directors and officers to be indemnified to the fullest extent permitted by law in respect of any such claims and liabilities.

                                   AGREEMENT:

         1. Certain Definitions.

         "Affiliate" of a Person means a Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the first Person, and with respect to a natural person includes any child, stepchild, grandchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and includes adoptive relationships. "Control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

         "Claim" means, with respect to any Indemnitee, any claim against the Indemnitee involving any Obligation with respect to which the Indemnitee may be entitled to be defended and indemnified by the Company under this Agreement.

         "Consulting Agreement" means the Consulting Agreement, dated as of the date of this Agreement, between the Company and Questor, as amended, waived, modified or supplemented from time to time.

         "Indemnitee" means each of Questor, the Questor Funds, the Questor GPs, their respective successors and permitted assigns, and each of their respective directors, officers, partners, members, managers, employees, agents, advisors, representatives and controlling persons (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")), and each other director and officer of the Company from time to time.

         "Obligations" means, collectively, any and all claims, obligations, liabilities, causes of action, actions, suits, proceedings, investigations, judgments, decrees, losses, damages, fees, costs and expenses (including, without limitation, interest, penalties and fees and disbursements of attorneys and accountants), in each case whether incurred, arising or existing with respect to third parties or otherwise at any time or from time to time, provided that the term "Obligations" does not include losses, obligations, liabilities, damages and related fees, costs and expenses incurred:

                  (a) by any Indemnitee as a result of any indemnity payment required to be made by the Indemnitee under Section 6.8(b) of the Purchase Agreement;

                  (b) by any Indemnitee in its capacity as a shareholder of the Company, upon its disposition of shares of the capital stock of the Company, or otherwise resulting solely from and limited to any diminution in value of the shares of the capital stock of the Company held by the Indemnitee; or

                  (c) by any Indemnitee, in its capacity as a shareholder of the Company, arising out of a violation of Section 16(b) of the Securities Exchange Act, as amended (the "Exchange Act").

         "Person" means any natural person, firm, individual, partnership, joint venture, business trust, trust, association, corporation, company, unincorporated entity, governmental entity or other entity.

         "Related Document" means any agreement, certificate, instrument or other document to which the Company or any of its Subsidiaries may be a party or by which it or any of its properties or assets may be bound or affected from time to time relating in any way to any Securities Offering or other transaction contemplated thereby, including without limitation, in each case as the same may be amended, modified, waived or supplemented from time to time:

                  (a) any registration statement filed by or on behalf of the Company or any of its Subsidiaries with the Securities and Exchange Commission (the "Commission") in connection with any Securities Offering, including all exhibits, financial statements and schedules appended thereto, and any submissions to the Commission in connection therewith;

                  (b) any prospectus, preliminary or otherwise, included in or otherwise related to such registration statements or otherwise filed by or on behalf of the Company in connection with any Securities Offering or used to offer or confirm sales of their respective securities in any Securities Offering;

                  (c) any private placement or offering memorandum or circular, or other information or materials distributed by or on behalf of the Company or any of its Subsidiaries or any placement agent or underwriter in connection with any Securities Offering;

                  (d) any federal, state or foreign securities law or other governmental or regulatory filings or applications made in connection with any Securities Offering or any transactions contemplated thereby;

                  (e) any dealer-manager, underwriting, subscription, purchase, stockholders, option or registration rights agreement or plan entered into or adopted by the Company or any of its Subsidiaries in connection with any Securities Offering or any transactions contemplated thereby; and

                  (f) any quarterly, annual or current reports filed by the Company or any of its Subsidiaries with the Commission or any prospectus, proxy statement or transaction statements filed by or on behalf of the Company, any of its Subsidiaries or any Indemnitee with the Commission in connection with any Securities Offering or any transaction contemplated thereby, including all exhibits, financial statements and schedules appended thereto, and any submission to the Commission in connection therewith.

         "Subsidiary" means each corporation, other person, or entity in which the Company owns or Controls,, directly or indirectly, capital stock or other equity interests representing 50% or more of the outstanding voting stock or other equity interests.

         2. Indemnification.

         (a) The Company agrees to indemnify, defend and hold harmless each
Indemnitee:

                  (i) to the fullest extent permitted by applicable law, from and against any and all Obligations, in any way resulting from, arising out of, in connection with, based upon or relating to:

                           (A) the Securities Act, the Exchange Act or any other
                  applicable securities or other laws, in connection with any Securities Offering; or

                           (B) any other action or failure to act of the Company
                  or any of its Subsidiaries; or

                           (C) Questor's performance of management consulting,
                  monitoring, financial advisory or other services for the Company or any of its Subsidiaries (whether performed prior to or after the date of this Agreement, under the Consulting Agreement or otherwise), except to the extent that any such Obligation is found in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or intentional misconduct of any of the Indemnitees; and

                  (ii) to the fullest extent permitted by applicable law, from and against any and all Obligations in any way resulting from, arising out of, in connection with, based upon or relating to:

                           (A) the fact that the Indemnitee is or was a
                  shareholder, director or officer of the Company or any of its Subsidiaries or is or was serving at the request of the Company as a director, officer, employee or agent of or advisor or consultant to another corporation, limited liability company, partnership, joint venture, trust or other enterprise; or

                           (B) any breach or alleged breach by the Indemnitee of
                  his or her duty as a director or officer of the Company or any of its Subsidiaries,

in each case including but not limited to any and all reasonable fees, costs and expenses (including without limitation reasonable fees and disbursements of attorneys) incurred by or on behalf of any Indemnitee in asserting, exercising or enforcing any of its rights, powers, privileges or remedies in respect of this Agreement, the Purchase Agreement or the Consulting Agreement. If any Indemnitee is ineligible for indemnification under this Agreement by reason of its gross negligence or intentional misconduct none of its Affiliates or related Persons will be eligible for indemnification under this Agreement.

         (b) Without in any way limiting Section 2(a), the Company agrees to indemnify, defend and hold harmless each Indemnitee, to the fullest extent permitted by applicable law, from and against any and all Obligations resulting from, arising out of, in connection with, based upon or relating to liabilities under the Securities Act, the Exchange Act or any other applicable securities or other laws, rules or regulations in connection with:

                  (i) the inaccuracy or breach of, or default under, any representation, warranty, covenant or agreement in any Related Document;

                  (ii) any untrue statement or alleged untrue statement of a material fact contained in any Related Document; or

                  (iii) in any Related Document, any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (c) Notwithstanding the foregoing provisions of this Section 2, the Company is not obligated to indemnify any Indemnitee from and against any such Obligation to the extent that such Obligation arises out of or is based on an untrue statement or omission made in a Related Document in reliance upon and in conformity with information furnished by any of the Indemnitees to the Company expressly for use in the preparation of such Related Document.

         3. Contribution.

         (a) Except to the extent that Section 3(b) applies, if for any reason the indemnity provided in Section 2(a) is unavailable or is insufficient to hold harmless any Indemnitee from any of the Obligations covered by such indemnity by reason of such indemnity being unenforceable under applicable law, the Company will contribute to the amount paid or payable by the Indemnitee as a result of such Obligation in such proportion as is appropriate to reflect:

                  (i) the relative fault of the Company and its Subsidiaries, on the one hand, and the Indemnitees, on the other, in giving rise to such Obligation;

                  (ii) if such Obligation results from, arises out of, is based on or relates to any Securities Offering, the relative benefits received by the Company and its Subsidiaries, on the one hand, and the Indemnitees, on the other, from the Securities Offering; and

                  (iii) if required by applicable law, other relevant equitable considerations.

         (b) If for any reason the indemnity provided in Section 2(b) is unavailable or is insufficient to hold harmless any Indemnitee from any of the Obligations covered by such indemnity by reason of such indemnity being unenforceable under applicable law, then the Company will contribute to the amount paid or payable by the Indemnitee as a result of such Obligation in such proportion as is appropriate to reflect:

                  (i) the relative fault of the Company and the Subsidiaries, on the one hand, and the Indemnitees, on the other, in connection with the information contained in or omitted from any Related Document, which inclusion or omission resulted in the inaccuracy or breach of or default under any representation, warranty, covenant or agreement in such Related Document, or which information is or is alleged to be untrue, required to be stated therein or necessary to make the statements therein not misleading;

                  (ii) the relative benefits received by the Company and its Subsidiaries, on the one hand, and such Indemnitee, on the other, from such Securities Offering; and

                  (iii) if required by applicable law, any other relevant equitable considerations.

         (c) The relative fault of the Company and its Subsidiaries, on the one hand, and of the Indemnitees, on the other, will be determined by reference to, among other things:

                  (i) for purposes of Section 3(a), their respective intent, knowledge, access to information and opportunity to correct the state of facts giving rise to such Obligation; and

                  (ii) for purposes of Section 3(b):

                           (A) whether the included or omitted information
                  relates to information supplied by the Company or its Subsidiaries on the one hand, or by the Indemnitees, on the other; and

                           (B) their respective intent, knowledge, access to
                  information and opportunity to correct such inaccuracy, breach, default, untrue or alleged untrue statement, or omission or alleged omission,

and for purposes of Section 3(a) or 3(b), the relative benefits received by the Company and its Subsidiaries, on the one hand, and the Indemnitees, on the other, will be determined by weighing the direct monetary proceeds to the Company and its Subsidiaries, on the one hand, and the Indemnitees, on the other.

         (d) The parties acknowledge and agree that:

                  (i) it would not be just and equitable if contributions pursuant to Section 3(a) or 3(b) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in such respective Section;

                  (ii) the Company will not be liable under Section 3(a) or 3(b), as applicable, for contribution to the amount paid or payable by any Indemnitee except to the extent and under such circumstances as the Company would have been liable to indemnify, defend and hold harmless the Indemnitee under the corresponding Section 2(a) or 2(b) (in either case as interpreted by Section 2(c)), as applicable, if such indemnity were enforceable under applicable law; and

                  (iii) no Indemnitee will be entitled to contribution from the Company with respect to any Obligation covered by the indemnity specifically provided in Section 2(b) in the event that the Indemnitee is finally determined to be guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such Obligation and the Company is not guilty of such fraudulent misrepresentation.

         4. Indemnification Procedures.

         (a) Whenever Questor or any Indemnitee has actual knowledge of the reasonable likelihood of the assertion of a Claim:

                  (i) Questor (acting on its own behalf or, if requested by any Indemnitee other than itself, on behalf of that Indemnitee) or such other Indemnitee will notify the Company in writing of the Claim (the "Notice of Claim") with reasonable promptness after the Indemnitee has such knowledge relating to the Claim and has notified Questor of the Claim;

                  (ii) the Notice of Claim must specify all material facts known to Questor (or if given by another Indemnitee, such Indemnitee) that may give rise to the Claim and the monetary amount or an estimate of the monetary amount of the Obligation involved if Questor (or if given by another Indemnitee, such Indemnitee) has knowledge of such amount or a reasonable basis for making such an estimate;

                  (iii) the failure of Questor or any other Indemnitee to give a Notice of Claim will not relieve the Company of its indemnification obligations under this Agreement except to the extent that such omission results in a failure of actual notice to the Company and the Company is materially injured as a result of the failure to give the Notice of Claim;

                  (iv) Questor or such other Indemnitee will permit the Company (at the Company's expense) to assume the defense of the Claim with counsel of its own choosing reasonably satisfactory to Questor. Questor may participate in such defense with counsel of Questor's choosing at the expense of the Company. If, in the exercise of their good faith judgment, any one or more other Indemnitees reasonably determines that the Claim presents an actual or potential conflict of interest with Questor, and the counsel chosen by the Company and approved by Questor pursuant to the previous sentence is not reasonably satisfactory to the Indemnitee or Indemnitees, the Indemnitee or Indemnitees may participate in the defense of the Claim with one counsel for all the Indemnitees chosen by such Indemnitees and reasonably satisfactory to the Company, at the expense of the Company;

                  (v) if the Company does not undertake the defense of the Claim within a reasonable time after Questor or another Indemnitee has given the Notice of Claim, Questor may, at the expense of the Company and after giving notice to the Company of such action, undertake the defense of the Claim with counsel reasonably satisfactory to the Company and compromise or settle the Claim, all for the account of and at the risk of the Company, provided that if Questor does so take over and assume control, Questor will not consent to entry of any judgment or settle such claim or litigation without the written consent of the Company, such consent not to be unreasonably withheld;

                  (vi) in the defense of any Claim, the Company will not consent to entry of any judgment or enter into any settlement, except with the written consent of Questor (or, in the case of any entry of any judgment or settlement that is binding on any other Indemnitee, of such other Indemnitee), such consent not to be unreasonably withheld; and

                  (vii) so long as the Company is conducting the defense of the Claim, Questor and each other Indemnitee seeking indemnification under this Agreement will cooperate with the Company in preparation for and prosecution of the defense of the Claim; cooperation includes making available evidence within the control of Questor or the Indemnitee, as the case may be, and persons needed as witnesses who are employed by Questor or the Indemnitee, as the case may be, in each case as reasonably needed for such defense and at cost to be paid by the Company.

         (b) The Company hereby agrees to advance reasonable costs and expenses, including reasonable attorney's fees, incurred by Questor (acting on its own behalf or, if requested by any Indemnitee other than itself, on behalf of the Indemnitee) or any Indemnitee in defending any Claim in advance of the final disposition of the Claim upon receipt of an undertaking by or on behalf of Questor or the Indemnitee to repay amounts so advanced if it is ultimately determined that Questor or the Indemnitee is not entitled to be indemnified by the Company under this Agreement or otherwise.

         (c) Each Indemnitee will promptly notify the Company in writing of the amount of any Claim actually paid by the Indemnitee (the "Notice of Payment"). The amount of any Claim actually paid by an Indemnitee will bear simple interest at the rate equal to the Chase Manhattan Bank's prime rate as of the date of such payment plus two per cent per annum, from the date the Company receives the Notice of Payment to the date on which the Company repays the amount of the Claim plus interest to the Indemnitee.

         5. Certain Covenants; Other Indemnitees. The rights of each Indemnitee to be indemnified under any other agreement, document, certificate or instrument or applicable law are independent of and in addition to any rights of the Indemnitee to be indemnified under this Agreement. The rights of each Indemnitee and the obligations of the Company under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnitee. The Company shall implement and maintain in full force and effect any and all corporate articles or charter and by-law provisions that may be necessary or appropriate to enable it to carry out its obligations under this Agreement to the fullest extent permitted by applicable corporate law, including without limitation a provision of its articles or certificate of incorporation eliminating liability of a director for breach of fiduciary duty to the fullest extent permitted by applicable corporate law, as it may be amended from time to time.

         6. Third-Party Beneficiaries. All Indemnitees not signatories to this Agreement are intended third-party beneficiaries of this Agreement.

         7. Severability. If any provision or provisions of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

         8. Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by fax, with a copy sent by (a), (b), or (c) above, or telegram, as follows:

                  (i)      if to Questor:

                           Questor Management Company LLC
                           4000 Town Center
                           Suite 530
                           Southfield, Michigan 48075
                           Attn: President
                           Fax: (248) 213-2215
                           with a copy to:

                           Debevoise & Plimpton
                           875 Third Avenue
                           New York, New York 10022
                           Attn: Gregory V. Gooding, Esq.
                           Fax: (212) 909-6836

                  (ii)     if to Questor Funds:

                           103 Springer Building
                           3411 Silverside Road
                           Wilmington, Delaware 19810
                           Attention: Gilbert Warren

                           with a copy to:

                           Questor Management Company LLC
                           4000 Town Center
                           Suite 530
                           Southfield, Michigan 48075
                           Attn: President
                           Fax: (248) 213-2215

                           and a copy to:

                           Debevoise & Plimpton
                           875 Third Avenue
                           New York, New York 10022
                           Attn: Gregory V. Gooding, Esq.
                           Fax: (212) 909-6836

                  (iii)    if to the Company:

                           The Carbide/Graphite Group, Inc.
                           One Gateway Center
                           19th Floor
                           Pittsburgh, PA 15222
                           Fax Number: 412-562-3701
                           Attention: President

                           with a copy to:

                           Dechert
                           30 Rockefeller Plaza
                           22nd Floor
                           New York, NY 10112
                           Fax Number: 212-698-3599
                           Attention: Roger Mulvihill, Esq. and
                                      Bruce J. Lieber, Esq.

or, in each case, at such other address as may be specified in writing to the other parties.

         All such notices, requests, demands, waivers and other communications will be deemed to have been received (w) if by personal delivery on the day after such delivery, (x) if by certified or registered mail, on the seventh business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered, or (z) if by telecopy or telegram, on the next day following the day on which such telecopy or telegram was sent, provided that a copy is also sent by certified or registered mail.

         9. Entire Agreement. Section 6.8 of the Purchase Agreement and this Agreement (a) contain the complete and entire understanding and agreement of the parties with respect to its subject, and (b) supersede all prior and contemporaneous - understandings, conditions and agreements, oral or written, express or implied, in respect of its subject.

         10. Headings. The headings contained in this Agreement are for purposes of convenience only and will not affect the meaning or interpretation of this Agreement.

         11. Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed an original and all of which will together constitute one and the same instrument.

         12. Binding Effect; Assignment. This Agreement will be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns and to each Indemnitee, provided that no party may assign any of its rights or obligations under this Agreement without the express written consent of the other party. Subject to Section 6, this Agreement is not intended to confer any right or remedy upon any person other than the parties to this Agreement and their respective successors and permitted assigns and each Indemnitee.

         13. Governing Law. This Agreement will be governed in all respects including as to validity, interpretations and effects by the laws of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. Each of the parties hereby irrevocably submits to the jurisdiction of the courts of the State of New York and the federal courts of the United States of America, in each case located in the State of New York, solely in respect of the interpretation and enforcement of the provisions of this Agreement, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding will be heard and determined in such a New York state or federal court. The parties hereby consent to and grant any such court jurisdiction over such parties with respect to, and over the subject matter of, any such dispute and agree, to the maximum extent permitted by law, that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8, or in such other manner as may be permitted by law, will be valid and sufficient service.

         14. Waiver of Jury Trial. Each party acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore it hereby irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the breach, termination or validity of this Agreement, or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (a) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (b) it understands and has considered the implications of this waiver, (c) it makes this waiver voluntarily, and (d) it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications contained in this Section 14.

         15. Amendment; Waivers. No amendment, modification, supplement or discharge of this Agreement, and no waiver hereunder, will be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, supplement, discharge or waiver is sought (and in the case of the Company approved by resolution of the Board of Directors of such Company). Any such waiver will constitute a waiver only with respect to the specific matter described in such writing and will in no way impair the rights of the party or Indemnitee granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties or any Indemnitee of a breach of or a default under any of the provisions of this Agreement, nor the failure by any party or any Indemnitee on one or more occasions to enforce any of the provisions of this Agreement or to exercise any right, power or privilege hereunder, will be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights, powers or privileges hereunder. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies that any party or Indemnitee may otherwise have at law or in equity or otherwise.

              [the remainder of this page left intentionally blank]

#21149093 v4 - Indemnification Agreement.doc
         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                      THE CARBIDE/GRAPHITE GROUP, INC.


                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:



                                      QUESTOR MANAGEMENT COMPANY, LLC


                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:



                                      QUESTOR PARTNERS FUND II, L.P.

                                      By: Questor General Partner II, L.P.
                                          as General Partner

                                          By: Questor Principals II, Inc.
                                              as General Partner


                                              By:
                                                  -----------------------------
                                                  Name:
                                                  Title:

                                      QUESTOR SIDE-BY-SIDE PARTNERS II, L.P.

                                      By: Questor Principals II, Inc.
                                          as General Partner


                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                      QUESTOR SIDE-BY-SIDE PARTNERS II
                                      3(C)(1), L.P.

                                      By: Questor Principals II, Inc.
                                          as General Partner


                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                                                       Exhibit H

                           CERTIFICATE OF DESIGNATION

                                       of

              Series B-1 Senior Voting Convertible Preferred Stock

                                       of

                        The Carbide/Graphite Group, Inc.

                          -----------------------------
                           Pursuant to Section 151 of
                           the General Corporation Law
                            of the State of Delaware
                          -----------------------------


         The Carbide/Graphite Group, Inc., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority conferred upon the Board of Directors of the Corporation (the "Board") by the Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") and
Section 151 of the General Corporation Law of the State of Delaware (the "DGCL"), the Board, by unanimous written consent, dated ______ __, 2001, has duly adopted the following resolution creating a series of its Preferred Stock, par value $.01 per share, designated as Series B-1 Senior Voting Convertible Preferred Stock:

         RESOLVED, that Series B-1 Senior Voting Convertible Preferred Stock, par value $.01 per share, of the Corporation be, and hereby is, and that the designation and amount of, and the rights, powers, preferences, privileges, qualifications, limitations and restrictions of the shares of this series are as follows:

         Section 1. Designation and Amount.

         There will be one series of Preferred Stock designated as "Series B-1 Senior Voting Convertible Preferred Stock" (the "Series B-1 Preferred Stock") and the number of shares constituting such series will be 3,500,000 shares.

         Section 2. Voting Rights.

         (a) In addition to the voting powers provided for by law, the holders of Series B-1 Preferred Stock:

                  (i) are entitled to one vote for each share of Common Stock issuable as of the date of such vote upon the conversion of each share of Series B-1

         Preferred Stock held on all matters submitted for a vote of the holders of shares of Common Stock, whether pursuant to law or otherwise; and

                  (ii) on all such matters will vote together as one class with the holders of Common Stock and the holders of all other shares of stock entitled to vote with the holders of Common Stock on such matters.

         (b) The Corporation may not, without the consent of the holders of a majority of the outstanding shares of Series B Preferred Stock:

                  (i) pay or declare any dividend or distribution on any shares of Junior Stock; or

                  (ii) create or issue any other class or classes of stock or series of Preferred Stock having any preference or priority superior to or on a parity with the Series B Preferred Stock.

         Section 3. Dividends and Distributions.

         (a) Base Dividends. In preference to the holders of shares of Series A Junior Participating Preferred Stock, Common Stock, and any other capital stock of the Corporation ranking junior to the Series B-1 Preferred Stock as to payment of dividends and the distribution of assets, whether upon liquidation or otherwise (the "Junior Stock"):

                  (i) the holders of shares of Series B-1 Preferred Stock are entitled to receive dividends on the Series B-1 Preferred Stock, payable out of any assets or funds legally available therefor, at the rate per annum equal to 12% of $50.00 (the "Purchase Price") per share of Series B-1 Preferred Stock;

                  (ii) dividends will accrue on a daily basis (computed on the basis of a 360-day year of twelve 30-day months) from and including the date of original issuance of the share of Series B-1 Preferred Stock until the Conversion Date, whether or not earned or declared, and whether or not there are any profits, surplus or other funds of the Corporation legally available for the payment of dividends;

                  (iii) subject to Section 3(a)(i), dividends will be payable quarterly in arrears on the last day of March, June, September and December of each year (each, a "Dividend Reference Date") commencing [September 30, 2001];

                  (iv) to the extent not paid in cash on any Dividend Reference Date, all dividends that have accrued on each share of Series B-1 Preferred Stock then outstanding during the previous three-month period (or shorter period in the case of the first Dividend Reference Date) ending on the Dividend Reference Date, whether or not declared, will be paid by the issuance of additional fully paid and non-assessable shares of Series B-1 Preferred Stock (including fractional shares) valued at the Purchase Price per share; and

                  (v) if any Dividend Reference Date is not a Business Day, the dividend otherwise payable on such date will be paid on the next succeeding Business Day and this extension will be included in the determination of the amount of the dividend.

         (b) Additional Dividends. If the Board declares, orders, pays or makes a dividend or other distribution on the Common Stock (including any dividend or distribution of securities, evidences of indebtedness or property, or rights or warrants to subscribe for securities of the Corporation or any of its subsidiaries by way of dividend or spin-off, but excluding (i) any dividend or distribution solely of shares of Common Stock, (ii) any redemption of rights to purchase Series A Junior Participating Preferred Stock for a redemption amount not greater than $.01 per right, (iii) any distribution of Rights, and (iv) any dividend or other distribution to which the provisions of Section 5(h) apply), the holders of Series B-1 Preferred Stock will be entitled to receive the same dividend or distribution that is receivable by a holder of the number of shares of Common Stock into which such share of Series B-1 Preferred Stock is convertible on the record date for such dividend or distribution, or, if no record date is established, on the date such dividend or distribution is declared, in addition to the dividends payable under Section 3(a).

         Section 4. Liquidation Rights.

         (a) If (1) the Corporation adopts a plan of liquidation or of dissolution, or commences a voluntary case under the Federal bankruptcy laws or any other applicable state or Federal bankruptcy, insolvency or similar law, or consents to the entry of an order for relief in any involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Corporation or of any substantial part of its property, or makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or (2) a decree or order for relief in respect of the Corporation is entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order is unstayed and in effect for a period of 90 consecutive days and on account of such event the Corporation liquidates, dissolves or winds up, or upon any other liquidation, dissolution or winding up of the Corporation (a "Liquidation Event"):

                  (i) the holders of Series B-1 Preferred Stock will be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether such assets are capital, surplus or earnings, an amount per share equal to the Purchase Price per share of Series B-1 Preferred Stock before any distribution or payment, or declaration or setting aside for distribution or payment, in relation to any Junior Stock;

                  (ii) if the assets distributable to the holders of Series B-1 Preferred Stock and holders of Parity Stock are insufficient to permit the payment to such holders of the full preferential amounts to which they may be entitled, such assets will be distributed ratably among the holders of Series B-1 Preferred Stock and holders of Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon a Liquidation Event; and

                  (iii) after payment or distribution to the holders of Series B-1 Preferred Stock of the full preferential amounts under Section 4(a)(i), the holders of Series B-1 Preferred Stock will be entitled to share equally, together as a single class with the holders of Junior Stock entitled to share, in all remaining assets of the Corporation, as if the holders of Series B-1 Preferred Stock had converted their shares of Series B-1 Preferred Stock into shares of Common Stock in accordance with this Certificate of Designation.

         (b) For the purposes of this Section 4, the sale of all or substantially all of the Corporation's property and assets or the merger or consolidation of the Corporation with or into one or more other corporations will not constitute a Liquidation Event.

         Section 5. Conversion.

         The shares of Series B-1 Preferred Stock are convertible as follows:

         (a) Right to Convert. Each share of Series B-1 Preferred Stock is convertible into the number of fully paid and non-assessable shares of Common Stock determined by dividing the Purchase Price by the Conversion Price as in effect at the time of conversion, without the payment of any additional consideration by the holder and at the option of the holder, at any time and from time to time, at the office of the Corporation or any transfer agent for the Series B-1 Preferred Stock.

         (b) Automatic Conversion. Each outstanding share of Series B-1 Preferred Stock will automatically convert into the number of fully paid and non-assessable shares of Common Stock determined by dividing the Purchase Price by the Conversion Price as in effect at the time of conversion, without the payment of any additional consideration by the holder, at the earlier of:

                  (i) the delivery of a notice in writing signed by holders of at least two-thirds of the outstanding shares of Series B-1 Preferred Stock to the office of the Corporation or any transfer agent for the Series B-1 Preferred Stock; and

                  (ii) the eighth anniversary of the original date of the issuance of the first shares of Series B-1 Preferred Stock.

         (c) Mechanics of Conversion. In relation to any share of Series B-1 Preferred Stock in respect of which its holder wishes to convert under Section 5(a) or which is automatically converted under Section 5(b):

                  (i) before its holder may convert such share into shares of Common Stock (or, in the case of automatic conversion of Series B-1 Preferred Stock pursuant to Section 5(b), before its holder is entitled to receive a certificate or certificates evidencing the shares of Common Stock issuable upon such conversion), such holder will surrender to the Corporation at the office of the Corporation or of any transfer agent for the Series B-1 Preferred Stock the certificate or certificates representing such Series B-1 Preferred Stock, duly endorsed to the Corporation or in blank, accompanied by written notice to the Corporation that such holder elects to convert all or a specified number of such shares (or, in the case of such automatic conversion, such holder is surrendering the certificate or certificates) and stating in such notice such holder's name or the name or names of such holder's nominees in which such holder wishes the certificate or certificates for Common Stock to be issued;

                  (ii) as soon as practicable thereafter, the Corporation will issue and deliver to the office of such holder of Series B-1 Preferred Stock, or of such holder's nominee or nominees:

                           (1) a certificate or certificates representing the
                  number of shares of Common Stock to which such holder is entitled under this Section 5;

                           (2) cash in lieu of any fractional share; and

                           (3) if less than the full number of shares of Series
                  B-1 Preferred Stock evidenced by such surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares of Series B-1 Preferred Stock evidenced by such surrendered certificate less the number of such shares being converted;

                  (iii) any conversion made at the election of a holder of Series B-1 Preferred Stock will be deemed to have been made immediately prior to the close of business on the date of such surrender of the Series B-1 Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock issuable upon conversion will be treated for all purposes as the record holder or holders of such Common Stock on such date; and

                  (iv) if the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, as amended, the conversion may, at the option of any holder tendering Series B-1 Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series B-1 Preferred Stock will not be deemed to have converted such Series B-1 Preferred Stock until immediately prior to the closing of such sale of securities.

         (d) Stock Dividends. If the Corporation pays a dividend or makes a distribution to all holders of shares of Common Stock in shares of Common Stock, but excluding any distribution of Rights:

                  (i) the Conversion Price in effect at the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or distribution will be reduced to a price obtained by multiplying the Conversion Price in effect by a fraction of which (x) the numerator will be the number of shares of Common Stock outstanding at the close of business on such record date, and (y) the denominator will be the sum of such number of shares of Common Stock outstanding on such record date and the total number of shares of Common Stock constituting such dividend or distribution;

                  (ii) the reduction of the Conversion Price will become effective immediately after the opening of business on the day following such record date; and

                  (iii) for purposes of Section 5(d)(i), the number of shares of Common Stock at any time outstanding will not include shares held in the treasury of the Corporation but will include shares issuable (1) in respect of scrip certificates issued in lieu of fractions of shares of Common Stock, (2) upon conversion of outstanding shares of Series B Preferred Stock, (3) upon conversion of other outstanding Convertible Securities, and (4) upon exercise of outstanding Options.

         (e) Stock Splits and Reverse Splits. If the outstanding shares of Common Stock is subdivided into a greater number of shares of Common Stock, or combined into a smaller number of shares of Common Stock:

                  (i) the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision or combination becomes effective will be proportionately reduced, or increased, respectively; and

                  (ii) the reduction or increase in the Conversion Price, as the case may be, will become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         (f) Common Stock. Subject to Section 5(j)(ii), if the Corporation issues shares of Common Stock, other than Excluded Securities, for no consideration or at a price per share less than the Common Stock's Fair Market Value on the date of their issuance, and for which no adjustment is required under Section 5(d):

                  (i) the Conversion Price in effect at the opening of business on the day following such date of issuance will be adjusted to a price obtained by multiplying the Conversion Price in effect by a fraction of which (x) the numerator will be the number of shares of Common Stock outstanding at the close of business on the day immediately prior to such date of issuance, plus the number of shares of Common Stock that the aggregate consideration received by the Corporation for the total number of shares so to be offered would purchase at the Common Stock's Fair Market Value on the date of issuance, and (y) the denominator will be the number of shares of Common Stock outstanding at the close of business on such date of issuance;

                  (ii) the adjustment in the Conversion Price will become effective immediately after the opening of business on the day following such date of issuance; and

                  (iii) for the purposes of Section 5(f)(i), the number of shares of Common Stock at any time outstanding will not include shares held in the treasury of the Corporation but will include shares issuable (1) in respect of scrip certificates issued in lieu of fractions of shares of Common Stock, (2) upon conversion of outstanding shares of Series B Preferred Stock, (3) upon conversion of other outstanding Convertible Securities, and (4) upon exercise of outstanding Options.

         (g) Options, Rights and Warrants. If the Corporation issues Convertible Securities or Options to holders of shares of Common Stock entitling them to subscribe for, purchase or otherwise acquire shares of Common Stock or Convertible Securities at a price per share (as calculated pursuant to Section 5(j)) less than the Common Stock's Fair Market Value on the record date for the determination of stockholders entitled to receive such Convertible Securities or Options (or if no record date has been set, on the date of issuance), but excluding any Excluded Securities:

                  (i) the Conversion Price in effect at the opening of business on the day following such record date or date of issuance, as the case may be, will be adjusted to a price obtained by multiplying the Conversion Price in effect by a fraction of which (x) the numerator will be the number of shares of Common Stock outstanding at the close of business on such record date or date of issuance, as the case may be, plus the number of shares of Common Stock that the aggregate consideration received by the Corporation for the total number of shares so to be offered would purchase at the Common Stock's Fair Market Value on such record date or on the day immediately prior to such date of issuance, as the case may be, and (y) the denominator will be the number of shares of Common Stock outstanding at the close of business on such record date or date of issuance, as the case may be, plus the aggregate number of additional shares of Common Stock issuable or purchasable upon exercise of all outstanding Convertible Securities or Options;

                  (ii) the adjustment in the Conversion Price will become effective immediately after the opening of business on the day following such record date or date of issuance;

                  (iii) for purposes of Section 5(g)(i), the number of shares of Common Stock outstanding at any time will not include shares held in the treasury of the Corporation but will include shares issuable (1) in respect of scrip certificates issued in lieu of fractions of shares of Common Stock, (2) upon conversion of outstanding shares of Series B Preferred Stock, (3) upon conversion of other outstanding Convertible Securities, and (4) upon exercise of outstanding Options; and

                  (iv) Options issued by the Corporation to all holders of Common Stock entitling their holders to subscribe for or purchase Equity Securities, which Options (x) are deemed to be transferred with such shares of Common Stock, (y) are not exercisable until the occurrence of a specified event or events (a "Trigger Event"), and (z) are also issued in respect of future issuances of Common Stock, including shares of Common Stock issued upon conversion of the Series B-1 Preferred Stock, will for purposes of this Section 5(g) not be deemed issued until the occurrence of the earliest Trigger Event.

         (h) Reclassification, Exchange and Substitution. If the Common Stock issuable upon the conversion of the Series B-1 Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, referred to in Section 5(i)), each holder of Series B-1 Preferred Stock will have the right to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by holders of the maximum number of shares of Common Stock into which such shares of Series B-1 Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided in this Section 5.

         (i) Reorganizations, Mergers, Consolidations or Sales of Assets. If there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in Section 5(h)) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation and its subsidiaries' properties and assets to any other Person:

                  (i) as a part of such reorganization, merger, consolidation or sale, provision will be made so that the holders of the Series B-1 Preferred Stock will thereafter be entitled to receive upon conversion of the Series B-1 Preferred Stock the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale; and

                  (ii) appropriate adjustment will be made in the application of the provisions of this Section 5 with respect to the rights of the holders of the Series B-1 Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this
         Section 5 (including adjustment of the appropriate Conversion Price then in effect and the number of shares purchasable upon conversion of the Series B-1 Preferred Stock) will be applicable after that event and be as nearly equivalent as may be practicable.

         (j) Adjustments under Section 5(f) or Section 5(g). For the purposes of
Section 5(f) (in relation to clause (ii) below) and Section 5(g):

                  (i) the price per share at which holders of Options or shares of Convertible Securities will be deemed to be able to subscribe for or purchase shares of Common Stock or Convertible Securities will be determined by dividing:

                           (1) the total amount, if any, received or receivable
                  by the Corporation as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments evidencing the Options or Convertible Securities, without regard to any provision in such instruments providing for subsequent adjustments of the consideration) payable to the Corporation upon exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for the purchase of Convertible Securities, the exercise of such Options and the conversion or exchange of the Convertible Securities issuable upon the exercise of such Options; by

                           (2) the maximum number of shares of Common Stock (as
                  set forth in the instruments evidencing the Options or Convertible Securities, without regard to any provision in such instruments providing for subsequent adjustments to the number) issuable upon exercise of such Options or the conversion or exchange of such Convertible Securities;

                  (ii) no further adjustment of the Conversion Price under
         Section 5(f) or Section 5(g) will be made upon the subsequent issuance of the Convertible Securities or shares of Common Stock upon the exercise of Options or conversion of the Convertible Securities;

                  (iii) if the Options or Convertible Securities by their terms provide for any increase or decrease in the consideration payable to the Corporation or in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Options or Convertible Securities with the passage of time or otherwise, the Conversion Price computed upon or following the original issuance of the Options or Convertible Securities (or upon the occurrence of a record date in respect of such Options or Convertible Securities), as adjusted subsequently, will be recomputed upon such increase or decrease becoming effective to reflect such increase or decrease insofar as it affects such Options or rights of conversion or exchange under such Convertible Securities;

                  (iv) upon the expiration of any Options or rights of conversion or exchange under Convertible Securities without exercise, conversion or exchange, the Conversion Price computed upon or following the original issuance of the Options or Convertible Securities (or upon the occurrence of a record date in respect of the Options or Convertible Securities), as adjusted subsequently, will be recomputed upon such expiration as if:

                           (1) in the case of the Convertible Securities or
                  Options for the purchase of Common Stock:

                                   (A) the only additional shares of Common
                           Stock issued were shares of Common Stock, if any, actually issued upon the exercise of such Options or conversion or exchange of such Convertible Securities; and

                                   (B) the consideration received upon such
                           conversion or exchange or exercise was the consideration actually received by the Corporation for the issuance of such Convertible Securities or Options, whether or not exercised, converted or exchanged, plus the consideration actually received by the Corporation upon such exercise, conversion or exchange; and

                           (2) in the case of Options for the purchase of
                  Convertible Securities:

                                   (A) the only Convertible Securities issued
                           were the Convertible Securities, if any, actually issued upon exercise of such Options; and

                                   (B) the consideration received by the
                           Corporation for the additional shares of Common Stock deemed to have been issued was the consideration actually received by the Corporation for the issuance of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issuance of the Convertible Securities with respect to which such Options were actually exercised, plus the consideration deemed to have been received by the Corporation upon the deemed issuance of the additional shares of Common Stock upon conversion or exchange of the Convertible Securities with respect to which such Options were actually exercised;

                  (v) no readjustment pursuant to Section 5(j)(iii) or Section 5(j)(iv) may have the effect of increasing the Conversion Price to an amount which exceeds the lower of (1) the Conversion Price on the original adjustment date, and (2) the Conversion Price that would have resulted from any issuance of additional shares of Common Stock upon exercise, conversion or exchange of the Options or Convertible Securities between the original adjustment date and such readjustment date; and

                  (vi) in the case of Options that expire by their terms not more than 30 days after the date of their issuance, no adjustment of the Conversion Price will be made until the expiration or exercise of such Options, whereupon such adjustment will be made as provided in
         Section 5(j)(iv).

         (k) Further Adjustment. If any event occurs as to which Section 5(d) through Section 5(i) are not strictly applicable or, if strictly applicable, would not fairly and adequately protect the conversion rights of the Series B-1 Preferred Stock in accordance with the essential intent and principles of such provisions, then such adjustments will be made in the application of such provisions, in accordance with such essential intent and principles, as may be reasonably necessary to protect such conversion rights.

         (l) When Adjustment Not Required. If the Corporation takes a record of the holders of its Common Stock for purposes of taking any action that requires an adjustment of the Conversion Price under this Section 5, and, thereafter and before the effective date of such action, legally abandons its plan to take such action, no adjustment will be required by reason of the taking of such record, and any adjustment previously made in respect of such action will be rescinded and annulled.

         (m) Fractional Shares. Fractional shares of Common Stock otherwise issuable upon conversion of shares of Series B-1 Preferred Stock held by a single holder will be aggregated into whole shares and issued to such holder. Otherwise, no fractional shares of Common Stock will be issued upon conversion of the Series B-1 Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation will pay cash equal to the product of such fraction multiplied by the Common Stock's Fair Market Value on the date of conversion.

         (n) Certificate of Adjustment.

                  (i) Upon the occurrence of each adjustment or readjustment of the Conversion Price under this Section 5, the Corporation will promptly compute such adjustment or readjustment in accordance with the provisions of this Section 5 and prepare and mail a certificate executed by an executive officer of the Corporation setting forth the adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment was based to each registered holder of the Series B-1 Preferred Stock at the holder's address as shown in the Corporation's books, by first class mail, postage prepaid.

                  (ii) The Corporation will, upon the written request at any time of any holder of Series B-1 Preferred Stock, furnish or cause to be furnished to such holder a certificate setting forth (1) the applicable Conversion Price at the time in effect, and showing how it was calculated, and (2) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series B-1 Preferred Stock.

         (o) Notices of Record Date. In the event:

                  (i) that the Corporation takes a record of the holders of any class of securities for the purpose of determining their holders who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

                  (ii) of any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, or any transfer of all or substantially all of the assets of the Corporation to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation will mail to each holder of Series B-1 Preferred Stock a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (3) the date, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) will be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up, at least 30 days prior to the record date or other date specified in the notice.

         (p) Common Stock Reserved. The Corporation will, at all times, reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as may be sufficient to effect conversion of the Series B-1 Preferred Stock from time to time, and if at any time the number of authorized but unissued shares of Common Stock is insufficient to effect the conversion of all then outstanding shares of the Series B-1 Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as may be sufficient for such purpose.

         (q) Payment of Taxes. The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series B-1 Preferred Stock, but excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series B-1 Preferred Stock so converted were registered.

         Section 6. Notices.

         Any notice required or permitted by Section 5 or any other provision of this Certificate of Designation to be given to a holder of Series B-1 Preferred Stock or to the Corporation must be in writing and will be deemed given upon the earlier of actual receipt or three days after the notice was deposited in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, and addressed (i) to each holder of record at the address of such holder appearing on the books of the Corporation, (ii) to the Corporation at One Gateway Center, 19th Floor, Pittsburgh, PA 15222, or (iii) to the Corporation or any holder, at any other address specified in a written notice given to the other for the giving of notice.

         Section 7. No Dilution or Impairment.

         The Corporation will not amend its certificate of incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed under by the Corporation under this Certificate of Designation, but will at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series B-1 Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation:

                  (i) will not permit the par value of any shares of stock at the time receivable upon the conversion of the Series B-1 Preferred Stock to exceed the applicable Conversion Price then in effect;

                  (ii) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid nonassessable shares of Common Stock on the conversion of the Series B-1 Preferred Stock; and

                  (iii) will not take any action which results in any adjustment of the applicable Conversion Price if after such action the total number of shares of Common Stock issuable upon the conversion of all of the Series B-1 Preferred Stock will exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation and available for the purpose of issue upon such conversion.

         Section 8. No Reissuance of Series B-1 Preferred Stock.

         No share or shares of Series B-1 Preferred Stock acquired by the Corporation by reason of purchase, conversion or otherwise will be reissued, and, upon such event, all such shares will resume the status of authorized but unissued shares of Preferred Stock.

         Section 9. Definitions and Interpretation.

         (a) Definitions. In this Certificate of Designation, the following terms have the meanings specified below:

         "Additional Series B Preferred Stock" means any separate series of Preferred Stock with the same rights, powers, preferences, privileges, qualifications, limitations and restrictions as the Series B-1 Preferred Stock, except that the conversion price for such separate series would be equal to the Conversion Price, then in effect, as increased by a rate of 2% for each full calendar quarter elapsed since the date of the first issuance of shares of Series B-1 Preferred Stock until the date on which the shares of such separate series are first issued, that may be created by the Corporation to satisfy its obligations under the Purchase Agreement.

         "Balser Agreement" means the Purchase and Registration Rights Agreement, dated as of ________, 2001, between the Corporation and Paul F. Balser.

         "Bank Warrants" means the Warrant Agreement, dated as of November 13, 2000, between the Corporation and the warrantholders parties to such agreement, and the warrants issued to the warrantholders under such agreement.

         "Board" has the meaning specified in the preamble.

         "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in Pittsburgh or New York City are authorized or required to close.

         "Certificate of Incorporation" has the meaning specified in the preamble.

         "Common Stock" means the common stock, par value $.01 per share, of the Corporation.

         "Conversion Date" means the date upon which a share of Series B-1 Preferred Stock is converted or deemed to be converted into shares of Common Stock or other property.

         "Conversion Price" means, initially, $[1.136](1), as adjusted from time to time in accordance with Section 5.

         "Convertible Securities" means any indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, including shares of Series B-1 Preferred Stock.

         "Corporation" has the meaning specified in the preamble.

         "DGCL" has the meaning specified in the preamble.

         "Dividend Reference Date" has the meaning specified in Section
3(a)(iii).

--------

1 To be revised to $1.087 in the event that the First Closing occurs after July 31, 2001, and the unvested Bank Warrants vest.

         "Equity Security" means any stock or similar security of the Corporation or any security (including indebtedness for borrowed money) convertible or exchangeable, with or without consideration, into or for any such stock or similar security, or any security (including indebtedness for borrowed money) carrying any warrant or right to subscribe to or purchase any such stock or similar security, or any such warrant or right.

         "Excluded Securities" means (i) the Bank Warrants and any shares of Common Stock issued upon exercise of the Bank Warrants, (ii) any Options or Convertible Securities issued under any employee, officer or director benefit plan or program of the Corporation in existence as at March 7, 2001, or approved by the Board of Directors of the Corporation after the date of this Certificate of Designation, (iii) any Rights, any shares of Series B-1 Preferred Stock issuable upon exercise of any Rights and any shares of Common Stock issuable upon conversion of such Series B-1 Preferred Stock, (iv) any right to purchase shares of Series B Preferred Stock under the Purchase Agreement or the Balser Agreement, any shares of Series B Preferred Stock purchased under the Purchase Agreement or the Balser Agreement, and any shares of Common Stock issuable upon conversion of such shares of Series B Preferred Stock, (v) any shares of Series B Preferred Stock issued as dividends on outstanding shares of Series B Preferred Stock and any shares of Common Stock issuable upon conversion of such shares of Series B Preferred Stock, and (vi) any shares of Common Stock issued to the financial institutions parties to the Credit Agreement on or prior to the First Closing Date in connection with the Refinancing (as such terms are defined in the Purchase Agreement).

         "Fair Market Value" means, as of any date, and in relation to any securities or assets:

                  (i) if the securities are listed on a national securities exchange, the volume weighted average of the closing prices as reported for composite transactions during the 20 consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the closing bid and asked prices on such exchange on such trading day;

                  (ii) if the securities are traded on NASDAQ, the volume weighted average of the closing prices as reported on NASDAQ during the 20 consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the highest bid and lowest asked prices as of the close of business on such trading day, as reported on NASDAQ;

                  (iii) if the securities are not traded on a national securities exchange or NASDAQ but are otherwise traded over-the-counter, the volume weighted average of the mean between the highest bid and lowest asked prices as of the close of business during the 20 consecutive trading days preceding the trading day immediately prior to such date as quoted on the National Association of Securities Dealers Automated Quotation system or an equivalent generally accepted reporting service; or

                  (iv) if there is no active market for the assets or securities, the fair market value of the assets or securities as mutually determined by the Corporation and the holders of at least 50% of the outstanding shares of the Series B-1 Preferred Stock.

         "Junior Stock" has the meaning specified in Section 3(a).

         "Liquidation Event" has the meaning specified in Section 4(a).

         "NASDAQ" means the NASDAQ National Market.

         "Options" means rights, options or warrants to subscribe for, purchase or otherwise acquire shares of Common Stock or Convertible Securities.

         "Parity Stock" means any class or series, or any shares of any class or series, of stock ranking on a parity as to voting, dividends or upon redemption, liquidation, dissolution or winding up with the Series B-1 Preferred Stock, including the Additional Series B Preferred Stock.

         "Preferred Stock" means the preferred stock, par value $.01 per share, of the Corporation.

         "Purchase Agreement" means the Purchase and Registration Rights Agreement, dated as of ________, 2001, among the Corporation, Questor Partners Fund II, L.P., Questor Side-By-Side Partners II, L.P., and Questor Side-By-Side Partners II 3(C)(1), L.P.

         "Purchase Price" has the meaning specified in Section 3(a)(i).

         "Rights" means rights to purchase, at $50.00 per share, a pro rata portion of 300,000 shares of Series B-1 Preferred Stock to be distributed to each record holder of Common Stock.

         "Series A Junior Participating Preferred Stock" means the Series A Junior Participating Preferred Stock, par value $.01 per share, of the Corporation.

         "Series B Preferred Stock" means the Series B-1 Preferred Stock and any series of Additional Series B Preferred Stock.

         "Series B-1 Preferred Stock" has the meaning specified in Section 1.

         "Trigger Event" has the meaning specified in Section 5(g)(iv).

         (b) Interpretation. In this Certificate of Designation, the following rules of interpretation apply:

                  (i) the section and other headings contained in this Certificate of Designation are for reference purposes only and do not affect the meaning or interpretation of this Certificate of Designation;

                  (ii) references to any law, regulation or statutory provision include references to such law or regulation or provision as modified, codified, re-enacted or replaced;

                  (iii) words importing the singular include the plural and vice versa;

                  (iv) words importing one gender include the other genders;

                  (v) references to the word "including" do not imply any limitation; and

                  (vi) references to months are to calendar months.



              [the remainder of this page left intentionally blank]

         IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms that the facts set forth herein are true under penalty of perjury this __ day of ______, 2001.

                                            THE CARBIDE/GRAPHITE GROUP, INC.



                                            By:
                                                -------------------------------
                                                Name:
                                                Title:



ATTEST:

By:
     -------------------------------
      Name:
      Title: Secretary

                                                                      PROXY CARD

                        THE CARBIDE/GRAPHITE GROUP, INC.
       PROXY FOR SPECIAL MEETING OF STOCKHOLDERS IN LIEU OF ANNUAL MEETING
                                  JULY 5, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of THE CARBIDE/GRAPHITE GROUP, INC., a Delaware corporation (the "Company"), does hereby constitute and appoint [_________] and [_________], or either one of them, with full power to act alone and to designate substitutes, the true and lawful proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders in Lieu of Annual Meeting to be held at The Westin William Penn, 530 William Penn Place, Pittsburgh, Pennsylvania 15219, on July 5, 2001 at 10:00 a.m., local time, and at any and all adjournments and postponements thereof (the "Meeting"), on all matters that may come before such Meeting. Said proxies are instructed to vote on the following matters in the manner herein specified.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 and 4.

Please mark your vote as indicated in this example [X]

1.       ELECTION OF DIRECTORS (Proposal 1)

                                                            VOTE FOR ALL*                    WITHHOLD FOR ALL
                                                                [   ]                             [   ]
         Nominees:
           Paul F. Balser
           Robert M. Howe
           Ronald B. Kalich

       * To withhold authority to vote for one or more nominee(s), strike through the name(s) of such nominee(s) in the list set forth above.


2.       PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 2001
         (Proposal 2)
                                                               FOR               AGAINST             ABSTAIN
                                                              [   ]               [   ]               [   ]


3.       PROPOSAL TO APPROVE THE QUESTOR TRANSACTION AND RELATED MATTERS (Proposal 3)
                                                               FOR               AGAINST             ABSTAIN
                                                              [   ]               [   ]               [   ]


4.       PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE
         NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S CAPITAL STOCK (Proposal 4)
                                                               FOR               AGAINST             ABSTAIN
                                                              [   ]               [   ]               [   ]


5.     OTHER MATTERS

       In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting.


IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF COMMON STOCK COVERED HEREBY WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

NOTE: PLEASE DATE THIS PROXY, SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON, AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

The undersigned hereby revokes all previous Proxies and acknowledges receipt of the Notice of Special Meeting of Stockholders in Lieu of Annual Meeting dated June __, 2001, the Proxy Statement attached thereto and the Annual Report and Quarterly Report of the Company for the fiscal year ended July 31, 2000 and the six-month period ended January 31, 2001, respectively, forwarded therewith.

                                   Dated: _______________________________, 2001

                                          _______________________________
                                                     Signature

                                          _______________________________
                                                     Signature


Please mark, date, sign and return this Proxy promptly using the enclosed envelope. If stock is held in the names of joint owners, each should sign. Persons signing as an attorney, executor, administrator, guardian, trustee, corporate officer or in any other fiduciary or representative capacity should give full title.